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                                                                   EXHIBIT 10.45

                     RECEIVABLES PURCHASE AND SALE AGREEMENT

                            Dated as of April 8, 1998

                                      among

                         MAXTOR RECEIVABLES CORPORATION,

                                   as Seller,

                               MAXTOR CORPORATION,

                              as Collection Agent,

                       CORPORATE RECEIVABLES CORPORATION,

                                  as Purchaser,

                          CITICORP NORTH AMERICA, INC.,

                                    as Agent,

                                       and

                             BANKERS TRUST COMPANY,

                                   as Trustee.



                     RECEIVABLES PURCHASE AND SALE AGREEMENT

                            Dated as of April 8, 1998


               MAXTOR RECEIVABLES CORPORATION, a California corporation (the "Seller"), MAXTOR CORPORATION, a Delaware corporation (together with any successors thereto appointed in accordance with Article VI hereof, the "Collection Agent"), CORPORATE RECEIVABLES CORPORATION, a California corporation (the "Purchaser"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for the Purchaser and the




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other Owners (as defined below) (the "Agent") and BANKERS TRUST COMPANY, a New
York banking corporation, as trustee (the "Trustee"), agree as follows:

               PRELIMINARY STATEMENTS:

        (1) Certain terms which are capitalized and used throughout this Agreement are defined in Article I of this Agreement.

        (2) Maxtor Corporation, a Delaware corporation ("Maxtor"), the Purchaser and CNAI, as Agent, were each party to the Receivables Purchase and Sale Agreement dated as of March 30, 1996 (the "Original Agreement"), whereby Maxtor had from time to time sold to the Purchaser, and the Purchaser had from time to time purchased from Maxtor, "Purchased Interests" (as defined in the Original Agreement).

        (3) On the Closing Date, the Purchaser and Maxtor each will have entered into, and fully performed, the Receivables Repurchase Agreement dated as of April 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), whereby Maxtor will have repurchased each "Purchased Interest" previously purchased by the Purchaser pursuant to the Original Agreement.

        (4) Maxtor and the Seller have entered into the Receivables Contribution and Sale Agreement pursuant to which the Seller will, from time to time, purchase from Maxtor "Receivables" (as defined therein) in which the Seller intends to sell interests in Subject Receivables to the Purchaser, represented by Purchased Interests, hereunder.

        (5) The Trustee has agreed to (i) maintain certain accounts in which Collections are held, (ii) at the written direction of the Collection Agent, distribute such Collections, (iii) review the Purchaser Reports and the Daily Reports prepared by the Collection Agent and (iv) perform various other functions in connection therewith, in each case on the terms and conditions hereinafter set forth.

        (6) The parties hereto have agreed, on the terms and conditions hereinafter set forth, to provide for, among other things, the sale by the Seller of such Purchased Interests.

        (7) CNAI has been requested and is willing to act as Agent.

        NOW, THEREFORE, the parties agree, effective as of the Closing Date and subject to the satisfaction of the conditions precedent set forth in Section
  3.01 hereof, as follows:



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                                    ARTICLE I
                                   DEFINITIONS

        SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

        "Additional Assigned Rights" means all of the Seller's right, title and interest in, to and under the following:

                (i)   each Purchase Document to which it is a party;

                (ii) all rights to receive moneys due and to become due under or pursuant to each such Purchase Document;

                (iii) all rights to receive proceeds of any indemnity, warranty or guaranty with respect to each such Purchase Document;

                (iv) claims for damages arising out of or for breach of or default under each such Purchase Document;

                (v) the right to perform under each such Purchase Document and to compel performance and otherwise exercise all remedies thereunder; and

                (vi) all proceeds of any and all of the foregoing Additional Assigned Rights (including, without limitation, proceeds which constitute property of the types described in clauses (i) through (v)).

         "Adjusted Eurodollar Rate" means, with respect to any Purchased Interest for any period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in U.S. Dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such period in an amount substantially equal to the amount to which the "Adjusted Eurodollar Rate" is to be applied and for a period equal to such period by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage for such period.

        "Adverse Claim" means any claim of ownership or any lien, security interest or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest.

        "Affiliate" means (i) as to any Person, any other Person that (x) directly or indirectly, is in control of, is controlled by or is under common control with such Person (provided that if such Person is a proposed Selling Affiliate at the time of determination, a Person shall be deemed to



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"control" another Person only if such Person, directly or indirectly, beneficially owns or holds at least 51% of the issued and outstanding shares of the capital stock of such other Person), or (y) is a director or officer of such Person or of any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, and (ii) as to CNAI or the Purchaser, shall also include the Purchaser and CNAI, respectively, and any other Person who has a relationship to CNAI comparable to that of the Purchaser.

        "Affiliated Obligor" means any Obligor which is an Affiliate of another Obligor.

        "Agent" has the meaning specified in the recital of parties to this Agreement.

        "Agent's Account" means the special account (account number 40517805) of the Agent maintained at the office of Citibank, ABA No.: 021000089; at 399 Park Avenue, New York, New York; Attention: Robert DiLeo, Re: Maxtor Receivables Corporation.

        "Allocation Percentage" means, at any time, the sum of the Purchased Interests (expressed in percentage terms) at such time.

        "Alternate Base Rate" means, with respect to any Purchased Interest for any period, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the sum of (1) 2%, and (2) the highest of:

                (i) the rate of interest announced publicly by Citibank in New York, New York from time to time as Citibank's base rate;

                (ii) the stun (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (A) 1/2 of 1% per annum, plus (B) the rate obtained by dividing (1) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of 360 days) being determined weekly on each Monday (or, if such day is not a Business Day on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three certificate of deposit dealers of recognized standing selected by Citibank, by (2) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. Dollar nonpersonal time deposits in the United States, plus (C) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. Dollar deposits of Citibank in the United States; and



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                (iii) 1/2 of 1% per annum above the fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

        "Amortization Period" means the period beginning on the Termination Date and ending upon the payment in full to each Owner of each Purchased Interest of the Capital with respect thereto, all accrued and unpaid yield thereon and all other amounts owed to any Beneficiaries under any Purchase Document.

        "Arrangement Fee" has the meaning specified in Section 2.08.

        "Assignee" means any Person as the assignee of all or any portion of any Purchased Interest pursuant to Section 9.01.

        "Assignee Rate" means, with respect to any Purchased Interest for any period, an interest rate per annum equal to the Adjusted Eurodollar Rate plus 3%; provided, however, that if (i) it shall become unlawful for any Bank to obtain funds in the London interbank market in order to purchase, fund or maintain any Purchased Interest hereunder or deposits in dollars (in the applicable amounts) are not being offered by banks in the London interbank market, or (ii) any Bank is unable to establish the Adjusted Eurodollar Rate for any applicable period due to the amount of applicable Capital to which the Adjusted Eurodollar Rate is to be applied, the period in respect of which the Adjusted Eurodollar Rate is to be applied or circumstances affecting the London interbank market generally or (iii) a majority of Owners notifies the Seller and the Agent of their determination that the Adjusted Eurodollar Rate will not adequately reflect the cost of funding or maintaining any Purchased Interest hereunder (until a majority of Owners shall have notified the Seller and the Agent that such majority has determined that the Adjusted Eurodollar Rate will adequately reflect such cost), then, in each case, the Assignee Rate shall be the Alternate Base Rate in effect from time to time; provided further, that if
(i) any Purchase is made on a day which is not the first day of an Interest Period, and (ii) any Purchase is made without the Agent having received notice in writing thereof by 11:00 a.m. (New York City time) on the third Business Day prior to the date of such Purchase, then, in each case, the Assignee Rate shall, in respect of the Purchased Interest so purchased, be the Alternate Base Rate in effect from time to time for the duration of the current Interest Period and shall thereafter be the Adjusted Eurodollar Rate in effect from time to time; provided that following the occurrence and during the continuation of an Event of Termination, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to the provisions set forth above plus 2% per annum,

        "Assignment" means an assignment by the Seller to the Agent in substantially the form of Exhibit A hereto, evidencing ownership of a Purchased Interest.

        "Available Investments" means (i) short-term obligations of the United States or any agency thereof, (ii) commercial paper issued from time to time by the Purchaser, and any



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commercial paper having, at the time of acquisition thereof, a rating of A-1 or better from S&P or P-1 from Moody's, (iii) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating at the time of such investment, in the highest investment category granted by S&P and Moody's (including, without limitation, funds for which the Trustee or any of its Affiliates is investment manager or investment adviser) and (iv), in connection with any Purchased Interest, other promissory notes, certificates of deposit or other debt instruments selected by the Owner of such Purchased Interest and approved by the Agent.

        "Average Maturity" means, on any day, that period (expressed in days) equal to the average maturity of the Subject Receivables as shall be calculated by the Collection Agent as set forth in the most recent Purchaser Report in accordance with the provisions thereof; provided, however, that, if the Agent, upon consultation with Maxtor, shall in its reasonable judgment disagree with any such calculation, the Agent may recalculate the Average Maturity for such day.

        "Bank Agreement" means the Receivables Purchase and Sale Agreement dated as of the date hereof among the Seller, the banks, financial institutions and other institutional lenders party thereto, CNAI, individually and as Agent, and the Trustee, as the same may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Banks" means the banks and financial institutions (other than the Agent) parties to the Bank Agreement, together with their successors and assigns.

        "Beneficiaries" means the Trustee, the Purchaser, the Banks, the Owners, the Participants and the Agent.

        "Breakage Costs" means, for each reduction of the Capital held by CRC other than such reductions occurring on a Settlement Date, the amount, if any, by which (i) the additional interest at the Purchaser Rate (calculated without taking into account any breakage costs) which would have accrued on an amount equal to the amount of such reduction from the time of such reduction to the Settlement Date next succeeding such reduction exceeds (ii) the income received by CRC to the Settlement Date next succeeding such reduction from investing the proceeds of such reduction; except that, if the Seller gives at least five Business Days' prior written notice to the Agent that the Seller intends on a specified Business Day to reduce such Capital by a specified amount and the Agent agrees to such reduction, then the excess resulting from that reduction shall be deemed to be zero.

        "Business Day" means any day on which banks are not authorized or required to close in New York City and, in connection with the Adjusted Eurodollar Rate, on which dealings are carried on in the London interbank market.

        "Capital" of any Purchased Interest means, at any time, the original amount paid to the Seller for such Purchased Interest at the time of its acquisition by the Purchaser pursuant to Sections 2.01 and 2.02, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.06; provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or



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must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

        "Citibank" means Citibank, N.A., a national banking association.

        "Closing Date" means the date on which the initial Purchase hereunder is made.

        "CNAI" has the meaning specified in the recital of parties to this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "Collection Agent" has the meaning specified in the recital of parties to this Agreement.

        "Collection Agent Fee" has the meaning specified in Section 2.08.

        "Collection Date" means the date following the earlier to occur of (i) the Settlement Date on which the aggregate Capital for all Purchased Interests shall have been reduced to zero and each of the Indemnified Parties shall have received all Yield, Collection Agent Fees, Trustee's Fee and other fees and other amounts payable to it hereunder, and under the other Purchase Documents, with respect to the Purchased Interests or otherwise and (ii) the date occurring two years after the Termination Date, provided that the Seller, the Company, Maxtor and the Selling Affiliates, respectively, shall have paid in full all amounts owed by them hereunder and under the other Purchase Documents prior to such date.

        "Collection Delay Period" means ten (10) Business Days or such other number of days as the Agent may reasonably select upon three (3) Business Days' notice to the Seller.

        "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of finance charges and Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received pursuant to Section 2.05(f), and shall also include all investments, and all amounts earned as a result of such investments, of the Collections held by the Agent pursuant to Sections 6.06 and 6.07.

        "Commercial Paper Note" means a promissory note having a term not exceeding 270 days.

        "Company" means Hyundai Heavy Industries Co., Ltd., a company incorporated and existing under the laws of the Republic of Korea.

        "Company/Maxtor Agreement" means an agreement in substantially the form of Exhibit D-I hereto, duly executed and delivered by the parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.



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        "Company/Seller Agreement" means an agreement in substantially the form of Exhibit D-2 hereto, duly executed and delivered by the parties thereto, as such agreement may be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Concentration Account" has the meaning specified in Section 6.06(a).

        "Concentration Account Bank" has the meaning specified in Section
6.06(a).

        "Concentration Limit" means, for any Designated Obligor at any time, a figure equal to the greater of. (a) 5%, and (b) the amount specified by the Agent to the Seller in writing from time to time; provided that, the Agent may cancel any "Concentration Limit" at any time upon three Business Days' notice to the Seller; provided further that in the case of a Designated Obligor and any Affiliated Obligor, the "Concentration Limit" for such Obligor shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

        "Consent and Agreement" means a consent and agreement of a Selling Affiliate, in form and substance reasonably satisfactory to the Agent, with respect to the Selling Affiliate Receivables Contribution and Sale Agreement of such Selling Affiliate and the rights and interests of the Seller with respect thereto in which an interest is granted hereunder, as such consent and agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof.

        "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation of another Person, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made, or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet, income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

        "Contract" means an agreement between Maxtor or a Selling Affiliate and an Obligor, in substantially the form of one of the forms of written contract set forth in Schedule III hereto or otherwise approved by the Agent (or, for Receivables with respect to which "Purchased Interests" have been repurchased by Maxtor pursuant to the Repurchase Agreement, as otherwise approved by the Agent under the Original Agreement), or in the case of an open account agreement, as evidenced by one of the forms of invoices set forth in Schedule III hereto or



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otherwise approved by the Agent (which approval shall not be unreasonably withheld), pursuant to or under which such Obligor shall be obligated to pay for merchandise or services from time to time (whether such merchandise or services are to be furnished to such Obligor or to an Affiliate of such Obligor specified in such Contract).

        "Corporate Trust Office" has the meaning specified in Section 11.13.

        "CP Rate" means, with respect to CRC for any Purchased Interest for any Interest Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by CRC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) with respect to those Commercial Paper Notes issued by CRC that are allocated, in whole or in part, by the Agent (on behalf of CRC or such other company) to fund or maintain such Purchased Interest during such Interest Period, as determined by the Agent (on behalf of CRC), which rates shall reflect and give effect to the commissions of placement agents and dealers with respect to such Commercial Paper Notes, to the extent such commissions are allocated, in whole or in part, to such Commercial Paper Notes by the Agent (on behalf of CRC); provided, however, that, if any component of such rate is a discount rate, in calculating the "CP Rate" for such Interest Period, the Agent shall for such component use the rate resulting from converting such discount rate to an interest-bearing equivalent rate per annum.

        "CRC" means Corporate Receivables Corporation, a California corporation and any other securitization company administered by Citicorp North America, Inc., which is an assignee of CRC under the Purchase Documents.

        "Credit and Collection Policy" means (i) those credit and collection policies and practices of the Seller in effect on the date hereof and described in Schedule II hereto, relating to Contracts and Receivables, and (ii) in the case of any Person becoming a Selling Affiliate after the date hereof, those credit and collection policies and practices of such Selling Affiliate in effect on the date on which such Person shall become a Selling Affiliate and described in Schedule II to the Selling Affiliate Receivables Contribution and Sale Agreement of such Selling Affiliate, relating to Contracts and Receivables, in each case of clauses (i) and (ii) as modified in compliance with Section 5.03(c).

        "Cure Account" has the meaning specified in Section 6.07.

        "Cure Funds" means Collections which, from time to time, are deposited into the Cure Account.

        "Cure Period" means the period beginning on and including a Pool Noncompliance Date and ending on but excluding the earlier of (a) the first date thereafter on which the Net Subject Receivables Balance equals or exceeds the Required Net Subject Receivables Balance and (b) the fifth consecutive Business Day following the occurrence of such Pool Non-compliance Date.

        "Daily Report" means an Officer's Certificate of the Collection Agent substantially in the form of Exhibit I hereto.



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        "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations with a term i n excess of 90 days to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

        "Default Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during the Fiscal Month most recently ended on or before such date by (ii) the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Seller during the fourth Fiscal Month immediately preceding the Fiscal Month most recently ended on or before such date, provided that the "Default Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01(z).

        "Default Termination Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Defaulted Receivables on such date by (ii) the aggregate Outstanding Balance of all Receivables as of such date, provided that the "Default Termination Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to
Section 3.01(z).

        "Defaulted Receivable" means a Receivable:

               (i) as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment;

               (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01 (g); or

               (iii) which, consistent with the applicable Credit and Collection Policy, would be written off the Seller's, Maxtor's or any Selling Affiliate's books, as applicable, as uncollectible.

        "Delinquency Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on such day by (ii) the aggregate Outstanding Balance of all Receivables on such day provided that the "Delinquency Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01(z).



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        "Delinquent Receivable" means a Receivable that is not a Defaulted
Receivable and:

                (i) as to which any payment, or part thereof, remains unpaid for 31 days or more from the original due date for such payment; or

                (ii) which, consistent with the applicable Credit and Collection Policy, would be classified as delinquent by the Seller, Maxtor or any Selling Affiliate, as applicable.

        "Deposit Date" means each Business Day on which any Collections are deposited in the Concentration Account.

        "Designated Obligor" means, at any time, each Obligor; provided, however, that any Obligor shall cease to be a Designated Obligor upon at least three Business Days' notice by the Agent to the Seller, or by the Seller to the Agent.

        "Dilution Horizon Factor" means, as of any date, the fraction (i) the numerator of which is the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Eligible Receivables and Foreign Receivables acquired by the Seller during the two Fiscal Months most recently ended on or before such date and (ii) the denominator of which is the Outstanding Balance of all Eligible Receivables as of the last day of the Fiscal Month most recently ended on or before such date; provided that the "Dilution Horizon Factor" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01
(z).

        "Dilution Ratio" means, as of any date, a fraction (expressed as a percentage), the numerator of which is (i) the aggregate Dilutions recorded during the Fiscal Month most recently ended on or before such date, and the denominator of which is (ii) the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Seller during the second Fiscal Month most recently ended on or before such date, provided that the "Dilution Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01(z).

        "Dilution Reserve" or "DR" means, on any date, an amount equal to:

               DR       =         NSRB x DRP

where          NSRB     =         Net Subject Receivables Balance as of the
                                  close of such Business Day

               DRP      =         The Dilution Reserve Percentage, as of the
                                  close of business of the Collection Agent on such date.

        "Dilution Reserve Percentage" means, as of any date, the product of (A) the sum of (i) the product of (x) one and one-half (1.5) and (y) the average of the Dilution Ratios calculated for



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each of the twelve (12) Fiscal Months most recently ended on or before such date and (ii) the Dilution Volatility Factor as of such date, and (B) the Dilution Horizon Factor as of such date.

        "Dilution Volatility Factor" means, as of any date, a percentage equal to the product of (A) the amount by which (i) the highest Dilution Ratio calculated for any Fiscal Month during the 12 Fiscal Month period most recently ended on or before such date exceeds (ii) the average of the Dilution Ratio calculated for each Fiscal Month during such period, and (B) the ratio of (i) the highest Dilution Ratios calculated for any Fiscal Month during such period to (ii) the average of the Dilution Ratios calculated for each Fiscal Month during such period.

        "Dilutions" means, for any period, the aggregate amount of any reductions or cancellations of the Outstanding Balance of the Subject Receivables for any reason other than (i) the Obligors in respect thereto having made payments thereon; or (ii) the Seller having written off such Subject Receivables in accordance with the Credit and Collection Policy.

        "Dynamic Loss Reserve Percentage" means, as of any date, the product of
(i) the highest average of Default Ratios for any period of three (3) consecutive Fiscal Months, ending during the preceding twelve (12) Fiscal Months, (ii) two (2), and (iii) the Loss Horizon Ratio as of such date.

        "Eligible Institution" means a depository institution organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose senior long-term unsecured debt obligations are rated at least A- or better by S&P and A3 or better by Moody's, and (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), if applicable, and (c) which has a combined capital and surplus of at least $1 00,000,000.

        "Eligible Receivable" means, at any time, a Receivable:

               (i) the Obligor of which is a United States resident, is not an Affiliate of any of the parties hereto or of any Selling Affiliate at such time, and is not a government or a governmental subdivision or agency;

               (ii) the Obligor of which at the time of any Purchase of an interest therein under this Agreement is a Designated Obligor;

               (iii) the Obligor of which at the time of any Purchase of an interest therein under this Agreement is not the Obligor of Defaulted Receivables in an aggregate amount in excess of 10% of the aggregate Outstanding Balance of all Subject Receivables of such Obligor;

               (iv) which at the time of any Purchase of an interest therein under this Agreement is not a Defaulted Receivable or Delinquent Receivable except for Delinquent Receivables at the time of the initial purchase hereunder which were "Delinquent Receivables" under the Original Agreement;

               (v) which, according to the Contract related thereto, is required to be paid in full within no more than 90 days, of the original billing date therefor;

               (vi) which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of
Section 3(c)(5) of the Investment Company Act of 1940, as amended;

               (vii) a purchase of which with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

               (viii) which is an "account" within the meaning of Section 9-106 of the UCC of the jurisdiction(s) the law of which governs the perfection of the interest created by any Purchased Interest;

               (ix) which is denominated and payable only in U.S. dollars in the United States;

               (x) which is assignable and arises under a Contract which has been duly authorized, executed and delivered by each of the parties thereto and which, together with such Receivable, is in full force and effect and on the date of acquisition thereof by the Seller constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms, has not been subordinated by the Seller, Maxtor or the Selling Affiliate, as applicable, to any other indebtedness of such Obligor and is not subject to any existing, asserted or effected dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy or other insolvency proceeding of such Obligor); .

               (xi) which, together with the Contract related thereto, on the date of acquisition thereof by the Seller does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

               (xii) with respect to which performance (other than by the Obligor thereof, or by the Seller, Maxtor or any Selling Affiliate, as applicable, under any related warranty to the extent not required to have been performed by the Seller, Maxtor or such Selling Affiliate by the time of determination) under the related Contract has been completed;

               (xiii) which is, concurrently with the time of the acquisition thereof by the Seller, legally and beneficially owned by the Seller free and clear of any Adverse Claim except as created hereunder;

               (xiv) which (A) on the date of the acquisition thereof by the Seller satisfies all applicable requirements of the applicable Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such

Receivable) as the Agent may from time to time reasonably specify to the Seller prior to such date; and

               (xv) as to which, at least five Business Days prior to the date of acquisition thereof by the Seller, the Agent has not notified the Seller that the Agent has determined, in its reasonable discretion, that such Receivable (or class of Receivables) is not acceptable for purchase by the Purchaser hereunder.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time,, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of the Seller's, Maxtor's or any Selling Affiliate's controlled group, or under common control with the Seller, Maxtor or any Selling Affiliate, within the meaning of Section 414 of the Code.

        "ERISA Event" means (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA);
(iii) the cessation of operations at a facility of the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof for failure to make a required payment to a Plan are satisfied; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan.

        "Eurodollar Increased Costs" means an increase in the cost to any Owner of agreeing to purchase or purchasing, or maintaining the ownership of, any Purchased Interest in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate due to either (i) the introduction of or any change (other than any change by way of imposition or increase of the Eurodollar Reserve Percentage) in or in the interpretation of any law or regulation, or
(ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law).

        "Eurodollar Reserve Percentage" means, with respect to any Purchased Interest for any period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall so be applicable) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities or assets consisting of or including "eurocurrency liabilities" as that term is used in Regulation D, as in effect from time to time, of the Board of Governors of the Federal Reserve System (or with respect to any other category of liabilities that includes deposits by reference to which the Adjusted Eurodollar Rate is determined) having a term equal to such period.

        "Event of Insecurity" means any Event of Termination or Incipient Event of Termination or any failure of any condition set forth in Section 3.02(b)(iv) to be satisfied, provided, that the Seller is promptly notified of any such failure (if such failure or event occurs as a result of a deemed rating) of any condition set forth in Section 3.02(b)(iv).

        "Event of Termination" has the meaning specified in Section 7.01.

        "Facility" means the willingness of the Purchaser to consider, in its sole discretion pursuant to Article II, the purchase from the Seller of Purchased Interests from time to time.

        "Facility Fee" has the meaning specified in Section 2.08.

        "Facility Termination Date" means the earlier of April 6, 2001 or the date of termination of the Facility pursuant to Section 2.03 or Section 7.01.

        "Fee Letter" means the letter agreement regarding additional fees, dated the date hereof, between the Seller and the Agent, as such letter agreement may from time to time be amended, modified or supplemented pursuant to the terms thereof.

        "Financial Officer" means, with respect to any Person, the chief financial officer, treasurer, controller or other officer or member of management of such Person with significant responsibility for the financial affairs of such Person.

        "Fiscal Month" means an accounting period of such number of consecutive days commencing on the day after the day as of which Maxtor closes its books of account for a month and ending on the day as of which Maxtor next closes its books of account for a month, as Maxtor may from time to time specify in writing to the Agent; provided that 12 of such consecutive accounting periods shall constitute a fiscal year of Maxtor.

        "GAAP" means generally accepted accounting principles in the United States of America, consistently applied, in effect from time to time.

        "HC" means Hyundai Corporation, a company duly organized under the laws of the Republic of Korea.

        "HEA" means Hyundai Electronics America, a California corporation.

        "HEI" means Hyundai Electronics Industries Co., Ltd., a company incorporated and existing under the laws of the Republic of Korea.

        "HMM" means Hyundai Merchant Marine Co., Ltd., a company duly organized under the laws of the Republic of Korea.

        "Incipient Event of Termination" means an event which would constitute an Event of Termination but for the requirement that notice be given or time elapse or both.

        "Included Foreign Country" means a Tier I Foreign Country or a Tier II Foreign Country.

        "Included Foreign Receivable" means, at any time, a Receivable of an Obligor located in any Included Foreign Country which is not an Eligible Receivable but would qualify as an Eligible Receivable except that the Obligor of such a Receivable is not a United States resident.

        "Indemnified Party" means the Purchaser, any Bank, CNAI, the Trustee, any Owner, any Participant, the Agent, or any Affiliate of any thereof and their respective officers, directors, employees and agents.

        "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001(a)(18) of ERISA.

        "Interest Period" means:

               (i) with respect to the CP Rate and the Alternate Base Rate, the period from the Closing Date to the end of the first Settlement Period ending after the Closing Date and thereafter a period equal to each Settlement Period, and

               (ii) with respect to the Adjusted Eurodollar Rate, the period from the Closing Date to the first Settlement Date after the Closing Date and thereafter a period from each Settlement Date to the first or, upon the request of the Seller and with the consent of the Agent, second or third next succeeding Settlement Date; provided, however that, with respect to any Interest Period ending on such second or third next succeeding Settlement Date, for purposes of calculating "Yield" and the "Yield/Fee Reserve" for any Purchased Interest with respect to any Settlement Date occurring prior to the end of such Interest Period, the "Interest Period" shall be deemed for purposes of such calculations to be the period from the previous Settlement Date to such Settlement Date.

        "Limited Foreign Country" means any Included Foreign Country designated as a "Limited Foreign Country" in a Limited Foreign Country Notice which (i) is delivered by the Agent to the Seller at least three Business Days prior to the effectiveness of such designation at any time on or after any date on which (A) the long-term public senior debt securities of such Included Foreign Country shall not have a rating by S&P and Moody's, respectively, at least as high as the rating of such debt securities by S&P and Moody's, respectively, on the date hereof or, if later, the date such Limited Foreign Country became an Included Foreign Country hereunder, (B) the Agent shall have determined that the Purchaser or other applicable Owner, as the case may be, does not have a valid and perfected first priority ownership interest in any Subject Receivable owed by any Obligor which is a resident of such Included Foreign Country enforceable under the laws of such Included Foreign Country or the Agent shall have determined that it, for the benefit of the Beneficiaries, does not have a valid and perfected first priority security interest in such Subject Receivable, (C) any of the Company's long-term public senior debt securities are not rated at least BB+ by S&P and at least Bal by Moody's or, if such securities are not rated by S&P and Moody's, any of such securities do not have a deemed rating of at least BBB- and Baa3, as determined by the Agent in its sole discretion, (D) either S&P or Moody's shall have requested such designation or (E) there shall have been a material adverse change in the consolidated financial condition, or the consolidated results of the operations of Maxtor and its subsidiaries since December 30, 1996 except as and to the extent projected or otherwise disclosed in Maxtor's quarterly reports on Form I0-Q for the fiscal quarters ending March 29, 1997, June 28, 1997 and September 27, 1997 or in Schedule V hereto, and (ii) specifies the reason for such designation.

        "Limited Foreign Country Limit" means, with respect to any Limited Foreign Country, the lesser of (i) a limit (which may be zero), on the aggregate Outstanding Balance of Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of such Limited Foreign Country, established pursuant to a Limited Foreign Country Notice and (ii) a limit on the aggregate Outstanding Balance of Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of Tier II Foreign Countries equal to the product of: (a) the percentage referred to in clause (a) of the definition of "Concentration Limit", multiplied by (b) the Net Subject Receivables Balance as of such date.

        "Limited Foreign Country Notice" means a written notice by the Agent to the Seller delivered in accordance with the definition of Limited Foreign Country with respect to any Included Foreign Country, establishing for such Included Foreign Country a Limited Foreign Country Limit.

               "Lock Box Account" has the meaning specified in Section 6.06(b).

               "Lock Box Agreement" has the meaning specified in Section
6.06(b).

               "Lock Box Bank" has the meaning specified in Section 6.06(b).

        "Loss Horizon Ratio" means, as of any date, the fraction (i) the numerator of which is the Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables acquired by the Seller during the four Fiscal Months most recently ended on or before such date and (ii) the denominator of which is the Outstanding Balance of all Eligible Receivables and Included Foreign Receivables as of such date, provided that the "Loss Horizon Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered Section 3.01(2).

        "Loss Reserve" or "LR" means, on any date, an amount equal to:

                        LR   =    NSRB x LRP

where:                  NSRB =    Net Subject Receivables Balance as of the
                                  close of such Business Day

                        LRP  =    The Loss Reserve Percentage
                                  as of the close of business of
                                  the Collection Agent on such
                                  date.

        "Loss Reserve Percentage" means, as of any date, the greatest of (a) 10%, (b) four (4) times the percentage referred to in clause (a) of the definition of "Concentration Limit" and (c) the Dynamic Loss Reserve Percentage.

        "Loss-to-Liquidation Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) an amount equal to the aggregate Outstanding Balance of all Receivables that were written off by the Seller, or that should have been written off by the Seller in accordance with the Credit and Collection Policy, during the Fiscal Month most recently ended on or before such date by (ii) the aggregate amount of Collections (other than any deemed Collections) received during such Fiscal Month.

        "Maxtor" has the meaning specified in Preliminary Statement 2 to this Agreement.

        "Maxtor Agreement" means an agreement in substantially the form of Exhibit J hereto, duly executed and delivered by the parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Moody's" means Moody's Investors Service, Inc., or any successor thereof.

        "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Seller, Maxtor or any Selling Affiliate or an ERISA Affiliate of any thereof and at least one Person other than the Seller, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates or (ii) was so maintained and in respect of which the Seller, Maxtor or any Selling Affiliate, respectively, or such an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

        "Net Subject Receivables Balance" means, at any time, the excess of (i) the Outstanding Balance of the Subject Receivables existing at such time which are Eligible Receivables or Included Foreign Receivables over (ii) the sum of, without duplication (A) the Outstanding Balance of such Subject Receivables that have become Defaulted Receivables at such time, plus (B) the aggregate amount by which the aggregate Outstanding Balance of all Subject Receivables owed by each Obligor existing at such time exceeds the product of (1) the Concentration Limit for such Obligor as of such date multiplied by (2) the Net Subject Receivables Balance as of such date plus (C) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are owed by Obligors which are residents of a Tier II Foreign Country exceeds 10% of the Net Subject Receivables Balance as of such date, plus (D) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of any Limited Foreign Country at such time therefor exceeds the Limited Foreign Country Limit for such Limited Foreign Country, plus (E) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are Included Foreign Receivables exceeds 35% of the Net Subject Receivables Balance as of such date, plus (F) the aggregate amount of Collections deposited in the Concentration Account at such time for payment of any Subject Receivable the Obligor of which has not been identified, plus (G) the aggregate Outstanding Balance of all Subject Receivables in respect of which any credit memo is outstanding and unapplied at such time, plus (H) the amount, if any, by which (i) the aggregate Outstanding Balance of all Eligible Receivables required to be paid in full within more than 60 days, but not more than 90 days, of the original billing date therefor, exceeds (ii) 5% of the aggregate Outstanding Balance of all Subject Receivables existing at such time. As used in this definition, "Net Subject Receivables Balance" means the "Net Subject Receivables Balance" as disclosed on the Daily Report.

        "Obligor" means a Person (other than the Seller, Maxtor or any Selling Affiliate) which is obligated to make payments pursuant to a Contract of the type described in the definition of the term "Contract" contained in this
Section 1.01.

        "Officer's Certificate" means a certificate signed by a Financial Officer of the Seller or Collection Agent and delivered to the Trustee.

        "Original Agreement" has the meaning specified in Preliminary Statement 2 to this Agreement.

        "Outstanding Balance" of any Receivable at any time means the then outstanding principal balance thereof.

        "Owner" means, for each Purchased Interest, upon the making of the Purchase thereof, the Purchaser; provided, however, that, upon any assignment of all or any portion of such Purchased Interest pursuant to Article IX, the Assignee thereof shall be the Owner thereof to the extent of such assignment.

        "Owner Collections" means, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (A) the Allocation Percentage on such date and (B) the aggregate amount of such Collections.

        "Participant" means, at any time for each Purchased Interest, each Person which at such time shall have purchased from the Purchaser which originally purchased such Purchased Interest or any successive Assignee thereof an undivided interest in such Purchased Interest or shall have made a commitment to the Agent to so purchase such an interest.

        "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto performing similar functions.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

        "Plan" means a Single Employer Plan or a Multiple Employer Plan.

        "Pool Non-compliance Date" means any day on which the Net Subject Receivables Balance falls below the Required Net Subject Receivables Balance.

        "Program Fee" has the meaning specified in Section 2.08.

        "Purchase" means a purchase by the Purchaser of a Purchased Interest from the Seller pursuant to Article II hereof.

        "Purchase Date" means, for any Purchased Interest, the date as of which such Purchased Interest shall be purchased by the Purchaser from the Seller pursuant to Article II.

        "Purchase Documents" means this Agreement, the Repurchase Agreement, the Assignments, the Receivables Contribution and Sale Agreement, each Selling Affiliate Receivables Contribution and Sale Agreement, the Company/Maxtor Agreement, the Company/Seller Agreement, the Maxtor Agreement, the Bank Agreement, each Consent and Agreement and the Fee Letter, and the documents and instruments delivered in connection herewith and therewith.

        "Purchased Interest" means, at any time on any date, an undivided percentage ownership interest at such time in (i) all then outstanding Subject Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 2.04,
(ii) all Related Security with respect to such Subject Receivables, (iii) all Collections with respect to, and other proceeds of, such Subject Receivables and Related Security and (iv) the Additional Assigned Rights. Such undivided percentage interest shall be a fraction expressed as a percentage and shall be computed as follows:

                         C +TR
                         -----
                         NSRB

where:          C    =   the Capital of such Purchased Interest at the time of
                         computation.

                TR   =   the Total Reserves with respect to such
                         Purchased Interest at the time of
                         computation.

                NSRB = the Net Subject Receivables Balance at the time of computation.

Each Purchased Interest shall be determined from time to time pursuant to the provisions of Section 2.04, giving effect to the deposit of Owner Collections to the Seller's Account as provided in Section 2.05.

        "Purchase Limit" means, with respect to the Bank Agreement and this Agreement, in the aggregate, $150,000,000, as such amount may be reduced pursuant to Section 2.03; provided, however, that on and as of the Closing Date the Purchase Limit means, with respect to the Bank Agreement and this Agreement, in the aggregate, $100,000,000, as such amount may be reduced pursuant to
Section 2.03, until all of the following conditions have been satisfied: (i) no Event of Insecurity has occurred and is continuing, (ii) the Seller has provided to the Agent all reports and information required to be provided by it under this Agreement, including, without limitation, the Purchaser Report dated as of the Closing Date (and all Purchaser Reports required to be provided thereafter) and each Daily Report required hereunder, and such other reports and information as the Agent may request, (iii) each of the documents referred to in Sections
3.01 (o), (p), (q) and (r) shall have been delivered to the Agent, in form and substance satisfactory to it in its sole discretion, and (iv) all of the credit facilities of Maxtor shall have been amended or any defaults thereunder waived or cured all on terms satisfactory to the Agent in its sole discretion.

        "Purchase Price" means, for any Purchased Interest, the original amount paid to the Seller for such Purchased Interest by the Purchaser pursuant to
Section 2.02(c).

        "Purchaser" has the meaning specified in the recital of parties to this Agreement.

        "Purchaser Fee" has the meaning specified in Section 2.08.

        "Purchaser Rate" for any Interest Period for any Purchased Interest means the CP Rate for such Interest Period; provided, however, that if any Owner shall not, at any time and for any reason, fund its Purchase or maintenance of such Purchased Interest for such Interest Period by issuing Commercial Paper Notes, the "Purchaser Rate" for such Interest Period shall then be the Assignee Rate for such Interest Period or such other rate as the Agent and the Seller shall agree to in writing.

        "Purchaser Report" means a report, in substantially the form of Exhibit B hereto, furnished by the Collection Agent to the Agent and the Trustee for each Owner pursuant to Section 2.06(e).

        "Receivable" means the indebtedness of any Obligor under a Contract of the type described in the definition of the term "Contract" arising from a sale of merchandise or services by Maxtor or by any Selling Affiliate (whether such merchandise or services are to be furnished to such Obligor or to an Affiliate of such Obligor specified in such Contract), and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

        "Receivables Contribution and Sale Agreement" means a receivables contribution and sale agreement in substantially the form of Exhibit H hereto, entered into by Maxtor and the Seller, as amended, supplemented or otherwise modified from time to time.

        "Related Security" means with respect to any Receivable:

               (i) all of the Seller's, Maxtor's and the Selling Affiliates' interest in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable;

               (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

               (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

        "Repurchase Agreement" has the meaning specified in Preliminary Statement 3 to this Agreement.

        "Required Net Subject Receivables Balance" means, as of any day of determination, the sum of (i) the Total Reserves as of such day, plus (ii) the aggregate Capital outstanding for all Purchased Interests on such day (computed as if reduced by the aggregate amount of Cure Funds held in the Cure Account).

        "Responsible Official" means, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Managing Director, Vice President, Assistant Vice-President, Assistant Secretary, Assistant Treasurer or any other officer of the Trustee who customarily performs functions similar to those performed by any of the above designated Persons who at the time shall be such officers, respectively, and also, with respect to a particular matter, any other officer to whom any matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Revolving Period" means the period beginning on the Closing Date and terminating on the close of business on the Business Day immediately preceding the Termination Date.

        "Seller" has the meaning specified in the recital of parties to this Agreement.

        "Seller Assets" means all of the Seller's right, title and interest in, to and under all Receivables, all Related Security with respect thereto, all Collections with respect thereto, all the Seller's rights, remedies, powers and privileges with respect to such Receivables and the related Contracts existing at the close of business of Maxtor on the Closing Date and arising from time to time thereafter, all Additional Assigned Rights of the Seller, and all proceeds of each of the foregoing.

        "Seller Collections" means, with respect to any date, that portion of the Collections deposited to the Concentration Account equal to the product of
(i) 100% minus the Allocation Percentage on such date times (ii) the aggregate amount of such Collections.

        "Seller's Account" has the meaning specified in Section 2.02(c).

        "Selling Affiliate" means any Affiliate of the Seller which shall have been identified by the Seller to the Agent, and approved by the Agent, in writing as a "Selling Affiliate", provided that each such Affiliate (and, in the case of the Selling Affiliate Receivables Contribution and Sale, Agreement, the Seller) shall have executed and delivered to the Agent a Selling Affiliate Receivables Contribution and Sale Agreement and a Consent and Agreement hereunder and under the Bank Agreement, and shall have furnished to the Agent, in form and substance reasonably satisfactory to the Agent, (i) documents of the type described in Section 3.01 relating to such Affiliate, such Selling Affiliate Receivables Contribution and Sale Agreement, such Consent and Agreement and the Seller and (ii) the consent of the Company to the addition of such Affiliate as a "Selling Affiliate" hereunder and under the Bank Agreement, an agreement substantially similar to the Company/Maxtor Agreement with respect to such Affiliate and its Selling Affiliate Receivables Contribution and Sale Agreement, and documents for the Company of the type described in Sections 3.01
(o), (p), (q) and (r) hereof and of the Bank Agreement and relating to such consent.

        "Selling Affiliate Receivables Contribution and Sale Agreement" means, with respect to any Selling Affiliate, a receivables contribution and sale agreement, substantially in the form of Exhibit H hereto, between the Seller and such Selling Affiliate.

        "Settlement Date" means the eighth Business Day of any calendar month.

        "Settlement Period" for any Purchased Interest means (i) each period commencing on the first day of a calendar month and ending on the last day of such calendar month for such Purchased Interest; and, on and after the Termination Date for such Purchased Interest, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in the absence of any such selection, each period of thirty (30) days from the last day of the immediately preceding Settlement Period and (ii) in the event Maxtor is no longer acting as Collection Agent, a period of one day.

         "Single Employer Plan" means a single employer plan, as defined in
Section 4001 (a)(I 5) of ERISA, that (i) is maintained for employees of the Seller or an ERISA Affiliate and no Person other than the Seller and its ERISA Affiliates or (ii) was so maintained and in respect of which the Seller or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor thereof.

        "Subject Receivable" means, at any time, any Receivable in respect of which the Obligor is a Designated Obligor at such time or was a Designated Obligor on the date of Purchase of an interest therein hereunder other than any such Receivable (x) which shall have been repurchased by the Seller as contemplated by Section 2.05 (and in respect of which the Agent or any Owner has not been required to return all or any portion of the payment received from the Seller effecting such repurchase) or (y) with respect to which Collections in the entire amount of the Outstanding Balance of such Receivable shall have been received in respect of any Related Security supporting or securing payment of such Receivable and applied and distributed pursuant to Sections 2.05 and 2.06 (if and so long as neither the Agent nor any Owner is at any time required to return all or any portion of such amount for any reason).

        "Termination Date" means the earlier of (i) the Facility Termination Date and (ii) that Business Day which the Seller designates or, if the conditions precedent in Section 3.02 are not satisfied, such Business Day which the Agent designates, as the Termination Date by notice to the Agent (if the Seller so designates) or to the Seller (if the Agent so designates) at least one Business Day prior to such Business Day.

        "Tier I Foreign Country" means (i) Canada, the Federal Republic of Germany, France or the United Kingdom or (ii) any other country or territory the inclusion of which as a "Tier I Foreign Country" shall have been requested by the Seller, and consented to by the Agent (in the Agent's sole discretion) in writing.

        "Tier II Foreign Country" means (i) Belgium, Denmark, Ireland Italy, Japan, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden or Switzerland or (ii) any other country or territory the inclusion of which as a "Tier II Foreign Country" shall have been requested by the Seller, and consented to by the Agent (in the Agent's sole discretion) in writing, so long as any such country or territory referred to in clauses (i) or (ii) is a "Limited Foreign Country".

        "Total Reserves" means, as of any date, the sum of the Loss Reserve, the Dilution Reserve, the Yield/Fee Reserve and the Transfer Risk Reserve.

        "Transfer Risk Reserve" or "TRR" means, on any date, an amount equal to:

                        TRR  =  NSRB x TRRP

          where:        NSRB =  Net Subject Receivables Balance as of the
                                close of such Business Day

                        TRRP = The Transfer Risk Reserve Percentage, as of the close of business of the Collection Agent on such date.

        "Transfer Risk Reserve Percentage" means, as of any date, the product of
(i) 6.8% (or such other percentage as shall be specified by the Agent in writing from time to time), (ii) a fraction (a) the numerator of which is the Outstanding Balance of all Included Foreign Receivables as of the last day of the Fiscal Month most recently ended on or before such date and (b) the denominator of which is the Outstanding Balance of all Receivables as of the last day of the Fiscal Month most recently ended on or before such date and
(iii) the excess of (a) 100% over (b) the sum of (1) the Dynamic Loss Reserve Percentage as of such date plus (2) the Dilution Reserve Percentage as of such date.


        "Trustee" has the meaning specified in the recital of parties to this Agreement.

        "Trustee's Account" has the meaning specified in Section 6.07.

        "Trustee Accounts" has the meaning specified in Section 6.07(c).

        "Trustee's Fee" has the meaning specified in Section 11.05.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

        "United States" means the United States of America.

        "Withdrawal Liability" has the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

        "Yield" means with respect to any Purchased Interest for any Settlement
Date:

        (i) if the Purchaser Rate for such Purchased Interest for the immediately preceding Interest Period is the CP Rate:

                                     PRxCxED
                                     -------
                                       360

        (ii) if the Purchaser Rate for such Purchased Interest for the immediately preceding Interest Period is the Assignee Rate:

                                     ARxCxED
                                     -------
                                       360

          where:        PR =       the Purchaser Rate for such Purchased
                                   Interest for such Interest Period

                        AR = the Assignee Rate for such Purchased Interest for such Interest Period

                        C  =       The average actual Capital outstanding
                                   for such Purchased Interest for such
                                   Interest Period

                        ED = the actual number of days elapsed during such Interest Period provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided further that Yield for any Purchased Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

               "Yield/Fee Amount" means, with respect to any Purchased Interest for any date, an amount equal to:

                       {[(AR - AS) x 1.3] + AS + PF) x C x D} + SF + TF
                       ------------------------------------------------
                                             360

                   where:  AR = (a)     If the Purchaser Rate for the
                                        Interest Period during which such date
                                        occurs is the CP Rate, AR is equal to
                                        the Adjusted Eurodollar Rate for such
                                        Interest Period (calculated as if in all cases such Interest Period were equal to a period of one month);

                                (b) If the Purchaser Rate for the Interest Period during which such date occurs is the Assignee Rate: (i) if the Assignee Rate is based on the Alternate Base Rate, AR is the Assignee Rate on the date occurring two Business Days prior to the first day of such Interest Period; and (ii) if the Assignee Rate is based on the Adjusted Eurodollar Rate, AR is the Assignee Rate for such Interest Period

                                AS = 1.00% or such other percentage specified in the first sentence of the definition of the Assignee Rate

                                PF = A percentage per annum equal to the per annum rate of the Program Fee in effect on the first day of the Settlement Period during which such date occurs

                                C  =    The larger of (i) the actual aggregate
                                        Capital for all outstanding Purchased
                                        Interests on such date and (ii) the
                                        largest Capital for all outstanding
                                        Purchased Interests estimated in good
                                        faith by the Seller for the Interest
                                        Period during which such date occurs (in both cases computed as if reduced dollar-for-dollar by the amount of Cure
                                        Funds held in the Cure Account at such
                                        time)

                                D  =    The actual number of days in the
                                        applicable Settlement Period.

                                SF = An amount equal to the Collection Agent Fee paid for the mostly recently ended Settlement Period

                                TF = An amount equal to the aggregate of all other fees and expenses paid for the most recently ended Settlement Period other than SF and PF

        "Yield/Fee Reserve" means, on any date, an amount equal to:

                             YFR =      C x YFRP

                   Where: C =           The larger of (i) the actual aggregate
                                        Capital for all outstanding Purchased
                                        Interests on such date and (ii) the
                                        largest Capital for all outstanding
                                        Purchased Interests estimated in good
                                        faith by the Seller for the Interest
                                        Period during which such date occurs (in both cases computed as if reduced dollar-for-dollar by the amount of Cure funds held in the Cure Account at such time)

                                YFRP = The Yield/Fee Reserve Percentage as of the close of business of the Collection Agent on such date.

        "Yield/Fee Reserve Percentage" means, as of any date, a percentage equal to:

                             ([AR - AS) x 1.3] + AS + PF + RSF + TF) x POP
                             ---------------------------------------------
                                           1-(LRP + DRP)

                   where:     AR =      (a) if the Purchaser Rate for the
                                        Interest Period during which such date
                                        occurs is the CP Rate, AR is equal to
                                        the Adjusted Eurodollar Rate for such
                                        Interest Period (calculated as if in all cases such Interest Period (calculated as if in all cases such Interest Period were equal to a period of one month);

                                        (b) If the Purchaser Rate for the
                                        Interest Period during which such date
                                        occurs is the Assignee Rate (i) if the
                                        Assignee Rate is based on the Alternate
                                        Base Rate, AR is the Assignee Rate on
                                        the date occurring two Business Days
                                        prior to the first day of such Interest
                                        Period, and (ii) if the Assignee Rate is based on the Adjusted Eurodollar Rate, AR is the Assignee Rate for such Interest Period.

                                AS =    1.00% or such other percentage
                                        specified in the first sentence of the
                                        definition of the Assignee Rate

                                PF =    A percentage per annum equal to
                                        the per annum rate of the Program
                                        Fee in effect on the first day of
                                        the Settlement Period during which
                                        such date occurs

                                RSF = 1.00% or such other percentage as the Agent may from time to time reasonably determine reflects the fee payable to a successor Collection Agent

                                TF = A percentage fee equal to 0.01% or such other percentage as the Agent may from time to time reasonably determine reflects the fees and expenses of the Trustee

                                POP =   A percentage equal to the quotient of
                                        (a) the sum of (i) the Collection Delay
                                        Period plus (ii) the Average Maturity on such date divided by (b) 360 days

                                LRP = A percentage equal to the Loss Reserve Percentage as of such date

                                DRP =   A percentage equal to the Dilution
                                        Reserve Percentage as of such date

               SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Article 9.

               SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".



                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

               SECTION 2.01. Facility. On the terms and conditions hereinafter set forth, the Purchaser may, in its sole discretion, make Purchases from time to time on any Purchase Date during the period from the date hereof to the Termination Date. Under no circumstances shall the Purchaser make any Purchase if after giving effect to such Purchase, the aggregate Capital with respect to all Purchased Interests, together with the aggregate "Capital" with respect to all "Purchased Interests" under the Bank Agreement, would exceed the Purchase Limit. Nothing in this Agreement shall be deemed to be or construed as a commitment by the Purchaser to purchase any Purchased Interest at any time. Under no circumstances shall the Purchaser make any Purchase, other than the Purchase made on the Closing Date, until April 20, 1998.

               SECTION 2.02. Making Purchases. (a) Each Purchase shall be made
(x) if the Purchase Price thereof is less than $20,000,000, on notice from the Seller to the Agent by 11:00 a.m. (New York City time) on the relevant Purchase Date, and (y) if the Purchase Price thereof equals or exceeds $20,000,000, on notice from the Seller to the Agent by 11:00 a.m. (New York City time) one Business Day prior the relevant Purchase Date. Each such notice of a proposed Purchase shall specify (i) the desired Purchase Price to be paid to the Seller (which shall be in a minimum amount of $2,000,000 or an integral multiple of $ 100,000 in excess thereof), and (ii) the desired Purchase Date (which date shall be a Business Day). The Purchaser shall promptly notify the Agent, and the Agent shall promptly thereafter notify the Seller, whether the Purchaser has determined to make such Purchase.

               (b) If the Purchaser determines not to make the requested Purchase, the Seller may send notice of the requested Purchase to the Agent under the Bank Agreement, which notice shall be by telecopier, telex or cable and shall comply with Section 2.02 of the Bank Agreement.

               (c) On the date of each Purchase, the Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Agent the Purchase Price for such Purchase by deposit of such amount in same day funds to the Agent's Account. After receipt by the Agent of such funds, the Agent will cause such funds to be made immediately available (and in any event, if the Agent shall have received such funds by 2:00 p.m. (New York City time) on any Business Day, no later than 5:00 p.m. (New York City time) on such Business Day) to the Seller at Bank of America, ABA: 121000358,
Beneficiary: Maxtor Receivables Corporation, Account: 1233-3-27501 (the "Seller's Account").

               SECTION 2.03. Termination or Reduction of the Purchase Limit. (a) Optional. The Seller may, upon at least five Business Days' notice to the Agent, terminate in whole or reduce in part the unused portion of the Purchase Limit; provided, however that for purposes of this Section 2.03(a), the unused portion of the Purchase Limit shall be computed as the excess of (i) the Purchase Limit immediately prior to giving effect to such termination or reduction over (ii) the sum of (A) the aggregate Capital with respect to all Purchased Interests outstanding at the time of such computation and (B) the aggregate "Capital" with respect to all "Purchased Interests" outstanding at the time of such computation under the Bank Agreement; provided further that each partial reduction shall be in an amount equal to $5,000,000 or an integral multiple thereof.

               (b) Mandatory. On each day on which the Seller shall, pursuant to
Section 2.03(a) of the Bank Agreement, reduce in part the unused portion of the "Purchase Limit" under and as defined in the Bank Agreement, the Purchase Limit hereunder shall automatically reduce by an equal amount. The Purchase Limit hereunder shall automatically terminate in whole on any day on which the Seller shall terminate in whole the Purchase Limit under and as defined in the Bank Agreement pursuant to Section 2.03(a) of the Bank Agreement.

               SECTION 2.04. Purchased Interest. Each Purchased Interest shall be initially computed as of the opening of business of the Collection Agent on the date of purchase of such Purchased Interest. Thereafter until the Termination Date, such Purchased Interest shall be automatically recomputed as of the close of business of the Collection Agent on each day (giving effect to the deposit of Owner Collections to the Seller's Account pursuant to Section 2.05). Such Purchased Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputations if any, shall be made. Any Purchased Interest, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after such Termination Date.

               SECTION 2.05. Settlement Procedures. (a) On each Deposit Date during each Settlement Period during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at such time and in the following order:

        (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Daily Report, either as Owner Collections or Seller Collections;

        (ii) out of such Owner Collections, allocate to, and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, an amount equal to the Yield/Fee Amount for such Deposit Date to the extent such amount has not been previously so allocated;

        (iii) deposit the remainder of such Owner Collections to the Seller's Account, provided that, if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Owner Collections in the Concentration Account to be applied pursuant to Section 2.05(b)(iii); and

        (iv) deposit to the Seller's Account the Seller Collections.

        On the Business Day immediately prior to each Settlement Date during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Collection Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause
(ii) above; provided, however, that the portion of such deposit allocable to the Trustee's expenses shall only be in an amount equal to the expenses reimbursable under the Purchase Documents actually incurred by the Trustee (as certified in reasonable detail to the Collection Agent in writing by the Trustee) during the current Interest Period or remaining unpaid with respect to any prior Interest Period. The Daily Report delivered by the Collection Agent to the Trustee on the first day of each Interest Period shall set forth the Yield/Fee Amount for such Settlement Date.

               (b) On each Deposit Date during each Settlement Period if and so long as a Cure Period shall have occurred and be continuing, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at that time and in the following order:

        (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Daily Report, either as Owner Collections or Seller Collections;

        (ii) out of Owner Collections, allocate to, and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, an amount equal to the Yield/Fee Amount for such date to the extent such amount has not been previously so allocated;

        (iii) deposit, out of the remainder of such Owner Collections, to the Cure Account in an amount sufficient to make the Net Subject Receivables Balance equal or exceed the Required Net Subject Receivables Balance;

        (iv) deposit the remainder of such Owner Collections to the Seller's Account; provided that, if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Owner Collections in the Concentration Account to be applied pursuant to Section 2.05(b)(iii); and

        (v) deposit to the Seller's Account the Seller Collections.

               On the Business Day immediately prior to each Settlement Date during a Cure Period, the Collection Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause (iii) of this Section 2.05(b).

               On each Business Day during each Settlement Period, if and so long as a Cure Period shall have occurred and be continuing, the Collection Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause (ii) above; provided, however, that the portion of such deposit allocable to the Trustee's expenses shall only be in an amount equal to the expenses reimbursable under the Purchase Documents actually incurred by the Trustee (as certified in reasonable detail to the Collection Agent in writing by the Trustee) during the current Interest Period or remaining unpaid with respect to any prior Interest Period. The Daily Report delivered by the Collection Agent to the Trustee on the first day of each Interest Period shall set forth the Yield/Fee Amount for such Settlement Date.

               (c) On each Deposit Date during the Amortization Period, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at that time and in the following order:

        (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account, based on the Daily Report, either as Owner Collections or as Seller Collections;

        (ii) set aside and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, such Owner Collections; and

        (iii) deposit to the Seller's Account the Seller Collections.

               On the Business Day immediately prior to each Settlement Date during an Amortization Period, the Trustee shall deposit to the Trustee's Account (A) all amounts set aside as described in clause (ii) of this Section 2.05(c) and (B) the amount of Cure Funds on deposit in the Cure Account.

               (d) On any Business Day during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Seller may instruct the Collection Agent to direct the Trustee (as set forth in the Daily Report) to deposit to the Trustee's Account all or a portion of (A) the Collections otherwise to be deposited into the Seller's Account pursuant to Sections 2.05(a)(iii) and (iv) and (B) the Yield/Fee Amount held in the Concentration Account pursuant to Section 2.05(a)(ii).

               (e) On any Business Day during the Revolving Period, the Seller may instruct the Trustee by an Officer's Certificate (which may be a standing instruction) delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, transfer to the Seller's Account Cure Funds, if any, held in the Cure Account; provided that the Seller shall have delivered to the Trustee at the time of such request an Officer's Certificate stating that, after taking account of the requested withdrawal, the Net Subject Receivables Balance on such day is equal to or greater than the Required Net Subject Receivables Balance and setting forth the calculation supporting such statement.

               (f) If on any day the Outstanding Balance of any Subject Receivable is either (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any adjustment by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof, or (ii) reduced or canceled as a result of any dispute or claim, or any setoff in respect of any dispute or claim, by the Obligor thereof against the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof (whether such dispute or claim arises out of the same or a related transaction or an unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation (unless such Seller shall be deemed to have received on such day a collection in full of such Subject Receivable pursuant to the succeeding sentence), and the Seller shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to, Section 5.01(h). If on any day any of the representations or warranties in Section 4. 01
(h) is violated with respect to any Subject Receivable, the Seller shall be deemed to have received on such day a Collection in full of such Subject Receivable and shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to, Section 5.01 (h). In the case of each of the two preceding sentences, upon any actual payment in full by the Seller of any such Receivable, the Seller shall be deemed to have repurchased (without recourse and without representation or warranty, express or implied) such Receivable and such Receivable shall cease to be a "Subject Receivable" for purposes of this Agreement (unless and until the Agent or any Owner is at any time required to return all or any portion of such payment for any reason).

               (g) Except as otherwise stated in this Section 2.05 or as otherwise required by law or the underlying contract or the applicable Credit and Collection Policy, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable unless such Obligor designated its payment for application to specific Receivables, and, in any case, no later than ten Business Days after such payment shall have been made by such Obligor.

               SECTION 2.06. Distributions. (a) During the Revolving Period, on each Settlement Date, the Trustee shall distribute the funds on deposit in the Trustee's Account on such Settlement Date, in the following order of priority, in accordance with the Purchaser Report:

        (i) to the Trustee as the accrued and unpaid Trustee's Fee and reasonable expenses of the Trustee reimbursable under the Purchase Documents, in an amount not in excess of $1,000 for such Settlement Date;

        (ii) to the Agent's Account for the Collection Agent for the accrued and unpaid Collection Agent Fee;

        (iii) unless otherwise instructed by the Agent, to the Agent's Account:

               (A) for payment of the fees and any other amounts due under the Fee Letter other than Breakage Costs; and

               (B) for distribution to each Owner by the Agent, ratably in accordance with such Owner's Purchased Interest, for payment of Yield on such Purchased Interest;

        (iv) to the Trustee as Trustee's expenses reimbursable under the Purchase Documents in excess of $1,000 for such Settlement Date;

        (v) unless otherwise instructed by the Agent, to the Agent's Account for payment of Breakage Costs;

        (vi) to the Agent's Account for the Owners, the Banks and the Agent for payment of any other amounts (other than Capital) due thereto under any of the Purchase Documents;

        (vii) to the Concentration Account, amounts required to be allocated to the Yield/Fee Amount for the immediately succeeding Settlement Date; and

        (viii) after the payment in full of the amounts specified in clauses (i) through (vii) above, to the Seller.

               (b) On each Settlement Date during the Amortization Period, the Trustee shall distribute the funds on deposit in the Trustee's Account on such Settlement Date, in the following order of priority, in accordance with the Purchaser Report:

        (i) to the Trustee as the accrued and unpaid Trustee's Fee and reasonable expenses of the Trustee reimbursable under the Purchase Documents, in an amount not in excess of $ 1,000 for such Settlement Date;


        (ii) to the Agent's Account for the Collection Agent as the accrued and unpaid Collection Agent Fee;

        (iii) unless otherwise instructed by the Agent, to the Agent's Account:

               (A) for payment of the fees and any other amounts due under the Fee Letter other than Breakage Costs; and

               (B) for distribution to each Owner by the Agent, ratably in accordance with such Owner's Purchased Interest, for payment of Yield on such Purchased Interest;

        (iv) to the Agent's Account for each Owner, ratably in accordance with such Owner's Purchased Interest, in reduction of the Capital for such Purchased Interest until such Capital is reduced to zero;

        (v) to the Trustee as Trustee's expenses reimbursable under the Purchase Documents in excess of $1,000 for such Settlement Date;

        (vi) unless otherwise instructed by the Agent, to the Agent's Account for payment of Breakage Costs;

        (vii) to the Agent's Account for the Owners and the Agent for payment of any other amounts due the Owners and the Agent under the Purchase Documents;

        (viii) after the payment in full of the amounts specified in clauses (i) through (vii) above, to the Seller.

               (c) In accordance with the provisions of Section 2.05(d), on each Settlement Date the Trustee shall distribute the funds on deposit in the Trustee's Account to the Agent's Account, unless otherwise instructed by the Agent in writing, in reduction of any Capital and any payment of Yield, any Breakage Costs and any other amounts due the Owners under the Purchase Documents in respect of any Purchased Interest.

               (d) Pursuant to Section 2.05(b), on each Settlement Date the Trustee shall distribute the amounts withdrawn from the Cure Account under
Section 2.05(b), that have been deposited to the Trustee's Account, promptly upon receipt thereof, to the Agent's Account for distribution to each Owner, ratably in accordance with such Owner's Purchased Interest, in reduction of the Capital for such Purchased Interest, unless otherwise instructed by the Agent in writing.

               Upon payment in full to all of the Owners of the aggregate Capital for all Purchased Interests outstanding, all accrued and unpaid Yield thereon and all other amounts due the Owners and the Agent under the Purchase Documents, payment in full to the Collection Agent of the Collection Agent Fee, and payment in full to the Trustee of the Trustee's Fee and all reasonable expenses of the Trustee reimbursable under the Purchase Documents, all amounts remaining on deposit in the Trustee's Account and the Cure Account shall be distributed by the Trustee to the Seller, and all amounts, if any, remaining in the Lock Box Accounts and the Concentration Account shall be distributed by the Agent to the Seller; provided, however, that if at any time after the payment that would have otherwise resulted in such payment in full, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return, such payment in full shall automatically be deemed, as between the Owners and the Seller, never to have occurred, and the Seller shall be required, to the extent it received any amounts under this Section 2.06, to remit to the Trustee an amount equal to the rescinded or returned payment.

               (e) Prior to the 6th Business Day of each calendar month, the Collection Agent shall prepare and forward to the Agent and the Trustee for each Owner of a Purchased Interest (A) a Purchaser Report relating to such Purchased Interest, as of the close of business of the Collection Agent on the last day of the immediately preceding month, and (B) an analysis as to the aging of all Subject Receivables, as of such last day.

               (f) On each Business Day, by. no later than 2:00 p.m. (New York City time), the Collection Agent shall prepare and forward to the Agent for each Owner of a Purchased Interest and the Trustee, a Daily Report relating to such Purchased Interest.

               SECTION 2.07. Payments and Computations, Etc. All amounts to be paid or deposited by the Seller, the Collection Agent or the Trustee hereunder shall be paid or deposited in accordance with the terms hereof no later than 4:00 p.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds to the Agent's Account. The Seller shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Alternate Base Rate in effect from time to time, payable on demand, provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to an Owner of a Purchased Interest, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to, such Owner. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

               SECTION 2.08. Fees. (a) The Seller shall pay the following fees:

        (i) to the Agent, in consideration for the support of the Purchased Interests purchased hereunder, a fee (the "Program Fee") as set forth in the Fee Letter;

        (ii) to the Agent for the account of the Purchaser a fee (the "Purchaser Fee") as set forth in the Fee Letter; and

        (iii) to the Agent for the account of the Banks and the Participants (the "Facility Fee") as set forth in the Fee Letter.

               (b) The Seller shall also pay to the Agent for the account of the Agent a fee (the "Arrangement Fee") as set forth in the Fee Letter, payable on the date of execution of this Agreement.

               (c) Each Owner shall pay to the Collection Agent a collection fee (the "Collection Agent Fee"), from the Closing Date until the Collection Date, payable on each Settlement Date, in an amount equal to the greater of (i) 0.25 of 1% per annum on the average daily amount of Capital for each Purchased Interest owned by such Owner, or (ii) 110% of the reasonable out-of-pocket costs and expenses of the Collection Agent of servicing, administering and collecting such Owner's ratable share of the Subject Receivables if and to the extent that such costs and expenses are specified in reasonable detail, including copies of supporting documentation, in a writing delivered to the Agent no later than three Business Days prior to such Settlement Date.

               SECTION 2.09. Eurodollar Increased Costs. (a) If any Owner shall be subject to any Eurodollar Increased Costs, then, upon demand by such Owner (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Owner (as a third-party beneficiary), from time to time as specified, additional amounts sufficient to compensate such Owner for such Eurodollar Increased Costs. A certificate as to such amounts submitted to the Seller and the Agent shall be conclusive and binding for all purposes, absent manifest error.

               (b) If any Owner shall, pursuant to Section 2.09(a), make a demand for compensation for Eurodollar Increased Costs, the Seller shall have the right, upon at least thirty (3 0) days' prior written notice to such Owner (with a copy to the Agent), to cause such Owner to use its best efforts to assign to an Assignee selected by the Seller and consented to in writing by the Agent (which consent shall not be unreasonably withheld) the Purchased Interests of such Owner and its rights in respect thereof, all in accordance with Section 9.01; provided that no action taken under this subsection (b) shall affect the Seller's obligation to compensate any such Owner for Eurodollar Increased Costs for the period prior to the effectiveness of such assignment.



                                   ARTICLE III

                             CONDITIONS OF PURCHASES

               SECTION 3.01. Condition Precedent to Initial Purchase. The initial Purchase hereunder is subject to the condition precedent that (without the satisfaction of such condition precedent imposing any obligation on the Purchaser) the Agent shall have received on or before the Purchase Date for such Purchase, the following, each (unless otherwise indicated) dated, or dated as of, such Purchase Date, in form and substance satisfactory to the Agent:

        (a) The initial Assignment, duly executed by the Seller, dated the date hereof.

        (b) The Receivables Contribution and Sale Agreement, duly executed by the Seller and Maxtor, and acknowledged by the Agent, together with:

               (i) Stamped receipt copies of proper financing statements naming Maxtor as seller, the Seller as purchaser and CNAI, as Agent and as assignee, together with evidence reasonably satisfactory to the Agent of the due filing thereof on or before the Closing Date, under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Seller's interests created or purported to be created by the Receivables Contribution and Sale Agreement and the Agent's interests created or purported to be created by this Agreement;

               (ii) Proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Seller Assets previously granted by Maxtor;

               (iii)  [Intentionally left blank]

               (iv) The Maxtor Agreement, duly executed by Maxtor.

        (c) Certified copies of the charter and by-laws, as amended, of each of the Seller and Maxtor.

        (d) Certified copies of the resolutions of the Boa rd of Directors of each of the Seller and Maxtor approving this Agreement and the other Purchase Documents to be delivered by the Seller and Maxtor respectively, hereunder and the transactions contemplated hereby and thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to such Purchase Documents. Documented evidence, in form and substance satisfactory to the Agent, of all requisite corporate action having been taken by the Trustee to approve and authorize the execution and delivery by the Trustee of each of the Purchase Documents to which it is party and performance of its obligations thereunder.

        (e) A certificate of the Secretary or Assistant Secretary (or, in the case of the Trustee, an Assistant Treasurer) of each of the Seller, Maxtor and the Trustee certifying the names and true signatures of the officers of the Seller, Maxtor and the Trustee, respectively, authorized to sign this Agreement and the other Purchase Documents to be delivered by it hereunder.

        (f) Good standing certificates issued by the Secretary of State of the jurisdictions of incorporation of each of the Seller and Maxtor, respectively.

        (g) Stamped receipt copies of proper financing statements, duly filed with respect to all Seller Assets, on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the sales and transfers of legal and equitable title, and ownership interests, or the grant of a security interest therein, contemplated hereby.

        (h) Proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Seller Assets, previously granted by the Seller.

        (i) [Intentionally left blank].

        (j) Lock Box Agreements duly executed by the Lock Box Banks, the Agent and the Seller.

        (k) A favorable opinion of Morrison & Foerster LLP, counsel for the Seller and Maxtor, substantially in the form of Exhibit E-I hereto, which shall include, without limitation, (A) an opinion as to perfection, (B) an opinion as to enforceability, (C) a general corporate opinion and (D) such other matters as the Agent may reasonably request.

        (1) A favorable opinion of Morrison & Foerster LLP, counsel for the Seller and Maxtor, substantially in the Form of Exhibit E-2 hereto, which shall include (A) a "true sale" opinion with respect to the sales of Receivables from Maxtor to the Seller, (B) an opinion relating to the likelihood of a substantive consolidation of Maxtor with the Seller and (C) such other matters as the Agent may reasonably request.

        (m) A favorable opinion of Glenn Stevens, in-house counsel for the Seller, substantially in the form of Exhibit E-3 hereto, as to such matters as the Agent may reasonably request.

        (n) A letter of the Seller to the Purchaser, Citibank and CNAI, individually and as the Agent, substantially in the form of Exhibit F hereto.

        (o) The Company/Maxtor Agreement and the Company/Seller Agreement, each duly executed by the Company.

        (p) Certified copies of the resolutions of the Board of Directors of the Company approving the Company/Maxtor Agreement and the Company/Seller Agreement and the other Purchase Documents to be delivered by it hereunder and the transactions contemplated thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to such Purchase Documents.

        (q) A certificate of a Representative Director of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Purchase Documents to be delivered by it hereunder.

        (r) Favorable opinions of Kim & Chang, counsel for the Company, and special Korean in-house counsel for the Company, substantially in the forms of Exhibits G-I and G-2, respectively, hereto and as to such other matters as the Agent may reasonably request.

        (s) The Bank Agreement, duly executed by each of the parties thereto.

        (t) The Fee Letter, in form and substance satisfactory to the Agent, duly executed by the Seller.

        (u) Evidence that all bank accounts required to be established and maintained under the Purchase Documents shall have been established.

        (v) The Repurchase Agreement and each other Purchase Document, duly executed by each party thereto.

        (w) Evidence that all related fees and expenses then due and payable in connection with the Purchase Documents have been paid.

        (x) The Daily Report, in form and substance satisfactory to the Agent and the Trustee, prepared on a pro forma basis and showing that the Seller is in compliance with all the Purchase Documents (after giving effect to the initial Purchase), to the extent a showing of such compliance is called for in the form thereof.

        (y) An accounts receivable trial balance as of the initial Purchase Date (which if, in magnetic tape or diskette format, shall be compatible with the Seller's, or, if applicable, the Collection Agent's equipment).

        (z) A completed Purchaser Report, together with historical Receivables portfolio data attached thereto as Schedule A, in each case in form and substance satisfactory to the Agent and the Trustee.

         (aa) A favorable opinion of Seward & Kissel, counsel for the Trustee, in form and substance satisfactory to the Agent.

        (bb) A favorable opinion of Shearman & Sterling, counsel for the Agent, as to such matters as the Agent may reasonably request.

               SECTION 3.02. Conditions Precedent to All Purchases and Deposits. Each Purchase (including the initial Purchase) hereunder pursuant to Section
2.02 and each deposit of Owner Collections to the Seller's Account shall be subject to the conditions precedent set forth in Section 3.01 and to the further conditions precedent that (a) the Collection Agent shall have delivered to the Agent, in form and substance satisfactory to the Agent, (i) all Purchaser Reports and Daily Reports, as and when due under Section 2.06, and (ii) such additional information as may be reasonably requested by the Agent, (b) on the date of each such Purchase or deposit of Owner Collections to the Seller's Account the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or deposit shall constitute a representation and warranty by the Seller that on such date in the case of each Purchase such statements are true):

        (i) The representations and warranties contained in this Agreement and each other Purchase Document are correct on and as of the date of such Purchase, before and after giving effect to such Purchase and to the application of the proceeds therefrom, as though made on and as of such date,

        (ii) No event has occurred and is continuing, or would result from such Purchase or from the application of the proceeds therefrom, which constitutes an Event of Termination or Incipient Event of Termination,

        (iii) The Agent shall not have delivered to the Seller a notice that the Purchaser shall not make any further Purchases hereunder and/or any deposits of Owner Collections to the Seller's Account hereunder,

        (iv) On such date, all of the Company's long-term public senior debt securities are rated at least B- by S&P and at least B3 by Moody's or, if such securities are not rated by S&P and Moody's, such securities have a deemed rating of at least B- and B3, as determined by the Agent in its sole discretion,

        (v) The Net Subject Receivables Balance is at least equal to Required Net Subject Receivables Balance, and

        (vi) The Agent shall not have received any notification from S&P or Moody's that the transactions contemplated and effected by the Purchase Documents are not of a type which it is desirable for the Purchaser to consummate;

(c) the Bank Agreement shall be in form and substance satisfactory to the Agent and shall be in full force and effect and (d) the Agent shall have received such other approvals, opinions or documents as the Agent may reasonably request.



                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

               SECTION 4.01. Representations and Warranties of the Seller. The Seller represents and warrants, as of the date hereof and as of the date of each Purchase hereunder and each "Sale" under the Receivables Contribution and Sale Agreement and each Selling Affiliate Receivables Contribution and Sale Agreement, as follows:

        (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

        (b) The execution, delivery and performance by the Seller of each Purchase Document to be delivered by it hereunder and the transactions contemplated hereby and thereby, and the Seller's use of the proceeds of Purchases and deposits to the Seller's Account, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's charter or by-laws or (ii) any law or Contract or other contractual restriction binding on or affecting the Seller, and do not result in or require the creation of any

Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

        (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Seller of any Purchase Document to be delivered by it hereunder or thereunder, or for the perfection of or the exercise by the Agent or any Owner of its rights and remedies under each such Purchase Document, except for (i) the filings of the financing statements referred to in Article III, all of which, on or prior to the Closing Date, will have been duly made and be in full force and effect, and
(ii) upon any Person's becoming a Selling Affiliate hereunder, the filings of the financing statements required pursuant to the definition of the term "Selling Affiliate", all of which, on or prior to the date such Person shall become a Selling Affiliate, will have been duly made and be in full force and effect.



        (d) Each Purchase Document is, or when delivered hereunder will be, the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity, whether considered in a suit in law or in equity). Each Assignment, when delivered hereunder, will evidence the transfer to the Purchaser of legal and equitable title to, and ownership of, an undivided percentage ownership interest in the Seller Assets, or a valid and perfected first priority security interest therein.

        (e) The consolidated pro-forma balance sheet of the Seller as at the Closing Date, copies of which have been furnished to the Agent, fairly presents the consolidated pro-forma financial condition of the Seller as at such date after giving effect to the transactions contemplated to take place on the date hereof pursuant to the Purchase Documents, all in accordance with generally accepted accounting principles consistently applied.

        (f) There is no pending or threatened action or proceeding affecting the Seller, Maxtor or any Selling Affiliate or any of their subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect
(i) the collectibility of the Subject Receivables or the ability of Maxtor, the Seller, any Selling Affiliate or the Collection Agent to collect Subject Receivables or (ii) the ability of Maxtor, the Seller or any Selling Affiliate to perform its obligations under any Purchase Document to be delivered by it hereunder, or which purports to affect the legality, validity or enforceability of any Purchase Document.

        (g) No proceeds of any Purchase or deposit to the Seller's Account (other than the proceeds of Seller Collections) will be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

        (h) Immediately prior to the time of the initial creation of an interest hereunder in any Seller Asset, the Seller is the legal and beneficial owner of the Seller Asset, in each case free and clear of any Adverse Claim except as created by this Agreement or to the extent created by the Agent or the Purchaser or any Owner. On the date of the initial creation of an interest in each Subject Receivable hereunder, such Subject Receivable (except as otherwise set forth on the Daily Report) constitutes an Eligible Receivable or Included Foreign Receivable. Upon each Purchase and deposit to the Seller's Account, the Seller shall (i) transfer to the Owner making such Purchase or deposit (and such Owner shall acquire) a valid and perfected undivided percentage ownership interest in each Seller Asset, or (ii) grant to the Agent, for the benefit of the Beneficiaries, a valid and perfected first priority security interest in each Seller Asset, free and clear of any Adverse Claim except as created by this Agreement and the Assignments or to the extent created by the Agent or the Purchaser or any Owner. No effective financing statement or other instrument similarly in effect covering any Seller Asset or any Lock Box Account or other deposit account to the extent any Collections are from time to time deposited therein is on file in any recording office, except those filed in favor of the Agent relating to the Purchase Documents, or in favor of the Seller and the Agent or those listing the Seller or Maxtor as secured party and the applicable Obligor as debtor.

        (i) Each Purchaser Report and Daily Report (in each case if prepared by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof, or to the extent that information contained therein is supplied by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof), notice or other written item of information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Seller, Maxtor or any Selling Affiliate to the Agent, the Trustee or any Owner in each case in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, the Trustee or such Owner, as the case may be, at such time) as of the date so furnished, and as of such relevant date no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

        (j) The chief place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Seller Assets are located at the address specified in Section 13.02 hereto (or at such other locations, notified to the Agent and the Trustee in accordance with Section 5.01(f), in jurisdictions where all action required by Section 6.05 has been taken and completed).

        (k) The names and addresses of all the Lock Box Banks, together with the account numbers of the Lock Box Accounts of the Seller and the Selling Affiliates, respectively, at such Lock Box Banks, are specified in Schedule I hereto (or at such other Lock Box Banks and/or with such other Lock Box Accounts as have been notified to the Agent and for which Lock Box Agreements have been executed in accordance with Section 6.06(b)).

        (1) Neither the Seller nor any Affiliate (of the type set forth in clause (i)(x) of the definition of the term "Affiliate") of the Seller has any direct or indirect ownership or other financial interest in the Agent, the Purchaser or any Bank.

        (m) The use by the Purchaser of the proceeds of its issuance of commercial paper having a maturity of not more than nine months to make each respective Purchase will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services with the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

        (n) None of the Seller Assets is evidenced by any "instrument" or "chattel paper" within the meaning of the UCC in effect in the State of California other than any Receivable (i) which shall have become a Defaulted Receivable after the date on which such Receivable became a Subject Receivable hereunder or under the Original Agreement and (ii) in connection with which Defaulted Receivable the Collection Agent shall have accepted an instrument, which instrument shall have been duly endorsed and delivered to the Agent by the Seller, to maximize the Collections thereof as contemplated by Section 6.02(c).

        (o) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted or is reasonably likely to result in a material liability of the Seller, Maxtor or any Selling Affiliate.

        (p) The aggregate Insufficiency under all Plans does not exceed $10,000,000.

        (q) None of the Seller, Maxtor, any Selling Affiliate or any ERISA Affiliate of any thereof has incurred or is reasonably expected to incur any material Withdrawal Liability (that has not been satisfied) to any Multiemployer Plan.

        (r) None of the Seller, Maxtor, any Selling Affiliate or any ERISA Affiliate of any thereof has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

        (s) The Seller and its subsidiaries have no material liability with respect to "expected postretirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

        (t) The Seller has not changed its name during the four month period prior to the date hereof, and has no tradenatnes, fictitious names, assumed names or "doing business as" names.

      (u) With respect to all Seller Assets, the Seller has purchased such Seller Assets from Maxtor or the applicable Selling Affiliate (in accordance with the provisions of the Receivables Contribution and Sale Agreement or the Selling Affiliate Receivables Contribution and Sale Agreement, as applicable) for fair consideration and approximate fair market value for such Seller Assets and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties. No such sale has been made for or on account of an antecedent debt owed by Maxtor or such Selling Affiliate to the Seller, and no such sale or contribution is or may be voidable or subject to avoidance under any section of the Federal Bankruptcy Code.

      (v) The Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Seller Asset to any Person other than as contemplated by the Purchase Documents.

      (w) Each of the Seller, Maxtor and each Selling Affiliate has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted hereunder.

      (x) The obligations of the Seller hereunder to make payments in respect of fees and indemnities payable. to any Beneficiary rank at least equally with indebtedness of the Seller which is not contractually subordinated.

      (y) The Seller has not granted any Person other than the Agent dominion and control of any Lock Box Account, or the right to take dominion and control over any Lock Box Account at a future time or upon the occurrence of a future event.

      (z) The Seller has no subsidiaries and shall not establish or acquire any subsidiaries.

        (aa) The Seller has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or cause to be paid, all amounts of taxes, including interest and penalties required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and (ii) against which adequate reserves shall have been established in accordance with and to the extent required by GAAP, but only so long as the proceedings refer-red to in clause (i) above could not subject the Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under any other Purchase Document.

        (bb) There are no Adverse Claims (including, without limitation, liens or retained security titles of conditional vendors, but excluding any Adverse Claims created hereunder) of any nature whatsoever on any properties of the Seller. The Seller is not a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Adverse Claim on the property or assets of the Seller, or otherwise result in a violation of this Agreement or any other Purchase Document, other than any Adverse Claims created pursuant to any Purchase Document.

        (cc) (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any organizational restriction that could reasonably be expected to have, and no provision of applicable law or governmental regulation could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, properties or prospects of the Seller, or may reasonably be expected to have such an effect on the ability of the Seller to carry out its obligations hereunder or under any other Purchase Document, and
(ii) neither the Seller nor, to the best of the knowledge of the Seller, any other party is in default under or with respect to this Agreement, any other Purchase Document or any other contract, agreement, lease or other instrument to which the Seller is a party and which is material to the Seller's condition (financial or otherwise), business, operations, properties or prospects, and neither the Seller nor any such other party has delivered or received any notice of default thereunder.

        (dd) The Lock Box Banks are the only institutions holding Lock Box Accounts for the receipt of payments from all Obligors, and such Obligors have been instructed or, upon the creation of Receivables owed by them, will be instructed to make payments only to Lock Box Accounts, and such instructions have not been modified or revoked by the Seller and are in full force and effect.

                                    ARTICLE V

                         GENERAL COVENANTS OF THE SELLER

               SECTION 5.0 1. Affirmative Covenants of the Seller. Until the Collection Date, the Seller will, unless the Agent shall otherwise consent in writing:

        (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Seller Assets.

        (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Owners or the Agent hereunder or in and to the Seller Assets, or the ability of the Seller or the Collection Agent to perform its obligations under any Purchase Document or the ability of the Seller to perform its obligations under the Contracts.

        (c) Audits. (i) At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Agent, or its agents or representatives, at the Seller's expense, if any Event of Insecurity shall have occurred and be continuing, or, otherwise, at the Agent's expense, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller, Maxtor, their Affiliates or the agents of the Seller, Maxtor or their Affiliates relating to the Seller Assets and the Lock Box Account activity, and (B) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to the Seller Assets and the Lock Box Account activity or the Seller's, Maxtor's or the Selling Affiliates' performance under the Purchase Documents or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters, and (ii) within 90 days after the end of each fiscal year of the Seller, at the Seller's expense, cause Coopers & Lybrand to perform, and deliver to the Agent a written report of, or permit other independent public accountants specified by the Agent (upon the occurrence and during the continuance of any Event of Insecurity) or otherwise acceptable to the Agent to perform and deliver to the Agent a written report of, an audit with respect to the Receivables, the Related Security, the Credit and Collection Policies, the Lock Box Account activity and the performance by the Seller, Maxtor and the Selling Affiliates of their respective obligations, covenants and duties under the Purchase Documents, in substantially the scope and form set forth in Schedule IV hereto.

        (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable).

        (e) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

        (f) Location of Records. Keep its chief place of business and chief executive office and the office where it keeps the originals of its records concerning the Seller Assets at the address of the Seller referred to in Section
4.01 0) on the date hereof or, upon 30 days' prior written notice to the Agent and the Trustee, at any other locations in a jurisdiction within the United States where all action required by Section 6.05 shall have been taken.

        (g) Credit and Collection Policies. Comply in all material respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Contract.

        (h) Collections.

               (i) Instruct, or cause to be instructed, all Obligors to make all payments in respect of Subject Receivables directly to a Lock Box Account,

               (ii) if the Seller shall otherwise receive any Collections, deposit such Collections to a Lock Box Account by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following such receipt or, if such Collections were paid by the applicable Obligor in respect of any merchandise which shall not have been shipped at the time of such payment and the shipping of which shall cause the Receivable resulting from the sale of such merchandise to arise, by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following the shipping of such merchandise,

               (iii) if the Seller shall be deemed to receive any Collections pursuant to Section 2.05, deposit the Owners' respective allocable shares of such Collections directly to the Agent's Account (A) if and so long as no Event of Insecurity shall have occurred and be continuing, on the day of such receipt or deemed receipt, and (B) if and so long as any Event of Insecurity shall have occurred and be continuing, promptly upon such receipt or deemed receipt and in any event no later than one Business Day following such receipt or deemed receipt, and

               (iv) upon the occurrence of any Event of Insecurity, cause the Lock Box Banks to immediately sweep Collections from the Lock Box Accounts to the Concentration Account.

        (i) Selling Affiliate Receivables Contribution and Sale Agreements. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the respective Selling Affiliate Receivables

Contribution and Sale Agreements, maintain the respective Selling Affiliate Receivables Contribution and Sale Agreements in full force and effect, enforce the respective Selling Affiliate Receivables Contribution and Sale Agreements in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the respective Selling Affiliate Receivables Contribution and Sale Agreements such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

        (j) Maintenance of Separate Existence. Do all things necessary to maintain its corporate existence separate and apart from Maxtor and other Affiliates of the Seller, including, without limitation, (i) maintaining proper corporate records and books of account separate from those of such Affiliates;
(ii) maintaining its assets, funds and transactions separate from those of such Affiliates, reflecting such assets and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts and otherwise holding itself out to the public under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis.

        (k) Compliance with Opinion Assumptions and Constituent Documents. Without limiting the generality of Section 5.01(j) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Agent in substantially the form of the opinion delivered pursuant to Section 3. 0 1 (1), and comply with, and cause compliance with, the provisions of the constituent documents of the Seller delivered to the Agent pursuant to Section 3.01 as the same may, from time to time, be amended, modified or otherwise supplemented with the prior written consent of the Agent.

        (1) Purchase of Seller Assets from Maxtor. With respect to all Seller Assets outstanding from time to time, purchase from Maxtor or such Selling Affiliate (in accordance with the Receivables Contribution and Sale Agreement or the respective Selling Affiliate Receivables Contribution and Sale Agreement, as applicable) for fair consideration and approximate fair market value for such Seller Assets and in a sale the terms and conditions of which ('including,. without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.

        (m) Nature of Business and Permitted Transactions. Engage solely in the following businesses and transactions, directly or indirectly: purchasing Seller Assets from Maxtor and the Selling Affiliates and selling interests in such Seller Assets to the Owners hereunder and the other transactions permitted or contemplated hereby.

        (n) Receivables Contribution and Sale Agreement. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Contribution and Sale Agreement and all Selling Affiliate Receivables Contribution and Sale Agreements, maintain the Receivables Contribution and Sale Agreement and all Selling Affiliate Receivables Contribution and Sale Agreements in full force and effect, enforce the Receivables Contribution and Sale Agreement in accordance with their respective terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

        (o) Conditions Subsequent to Initial Purchase. Deliver to the Agent (i) as soon as possible, and in any event within 30 days after the Closing Date (or such later date as may be agreed in writing by the Seller and the Agent), completed requests for information, dated after the Closing Date, listing the financing statements referred to in Section 3.01 (b) and (g) and all other effective financing statements filed in the jurisdictions referred to in subsection 3.01(b) and (g) that name the Seller or Maxtor as debtor or seller, together with copies of such other financing statements (none of which shall cover any Seller Assets other than Seller Assets covered by financing statements with respect to which the Agent received financing statements of the type described in Section 3. 01 (b) and (g)), and (ii) on or before April 10, 1998 (or such later date as may be agreed in writing by the Seller and the Agent), a Parent Undertaking in substantially the form of Exhibit K duly executed by Hyundai Electronics Industries Co., LTD. (which undertaking shall be released upon satisfaction of the conditions precedent referred to in Section 3.01(o),
(p), (q) and (r)).

               SECTION 5.02. Reporting Requirements of the Seller. Until the Collection Date, the Seller will, unless the Agent shall otherwise consent in writing, furnish to the Agent and the Trustee:

               (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, a balance sheet of the Seller as of the end of such quarter and statements of income and of cash flows of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;

               (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a copy of the Seller's annual audit report containing a balance sheet of the Seller as of the end of such year and statements of income and of cash flows for such year, certified in a manner acceptable to the Agent by Coopers & Lybrand or other independent public accountants acceptable to the Agent;

               (c) as soon as possible and in any event within five days after the Seller's chief financial officer, chief accounting officer, treasurer or assistant treasurer obtains knowledge of the occurrence of each Event of Termination and each Incipient Event of Termination continuing on the date of such statement, a statement of such officer of the Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action which the Seller has taken and proposes to take with respect thereto;

               (d) promptly and in any event within five Business Days after the Seller's receipt or delivery thereof, copies of all notices, requests, reports, certificates, and other information and documents delivered or received by the Seller from time to time under or in connection with any Purchase Document;

               (e) not later than eight Business Days after the last day of each Fiscal Month, at the request of the Agent, and in any event within five days after the occurrence of any Event of Termination or Incipient Event of Termination, a list of the outstanding Receivables on such day; and

               (f) such other information, documents, records or reports respecting the Seller Assets or the condition or operations, financial or otherwise, of the Seller, the Selling Affiliates or any of their respective subsidiaries as the Agent may from time to time reasonably request.

               SECTION 5.03. Negative Covenants of the Seller. Until the Collection Date, the Seller will not, without the written consent of the Agent:

               (a) Sales, Liens, Etc. Except as otherwise provided in the Purchase Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim (except to the extent created by the Agent or the Purchaser or any Owner) upon or with respect to, the Seller's undivided interest in any Seller Assets or any Lock Box Account or other deposit account to which any Collections of any Receivable are sent or assign any right to receive income in respect thereof.

               (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.02 if Maxtor is the Collection Agent, (i) extend the terms of any Receivable, or (ii) amend or otherwise modify the terms of any Receivable, or terminate or permit the termination of, or amend, modify or waive any term or condition of, any Contract related thereto, other than in connection with Maxtor's standard sales programs, if in any such case such amendment, modification or waiver would be reasonably likely to impair the collectibility of any Receivable or materially adversely affect the rights or interests of the Agent or the Purchaser or any Owner with respect thereto or hereunder; provided, however, that, except as so permitted in Section 6.02, in no event shall the Seller amend or otherwise modify the terms of any Subject Receivable unless the Agent shall have otherwise notified the Seller.


               (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business or in its Credit and Collection Policy, which change would, in either case, be reasonably likely to impair the collectibility of any Receivable.

               (d) Change in Payment Instructions to Obligors. Add or terminate any bank as a Lock Box Bank or any account as a Lock Box Account from those listed in Schedule I hereto, or make any change in its instructions to Obligors regarding payments to be made to any Lock Box Bank, unless the Agent shall have received notice of such addition, termination or change, executed copies of Lock Box Agreements with respect to each new Lock Box Bank and each new Lock Box Account and delivered an updated Schedule I hereto to the Agent, as applicable.

               (e) Deposits to Lock Box Accounts. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box Account cash or cash proceeds other than Collections of Receivables.

               (f) Mergers, Etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person.

               (g) Change in Corporate Name, Etc. Make any change to its name, identity, structure or chief executive office, or use any tradenames, fictitious names, assumed names or "doing business as" names, unless, prior to the effective date of any such change or use, the Seller delivers to the Agent (i) UCC financing statements, executed by the Seller and, if applicable, Maxtor and the Selling Affiliates, necessary to reflect such change or use and to continue the perfection of the ownership interests or security interests in the Seller Assets, and (ii) new Lock Box Agreements executed by the Seller, necessary to reflect such change and to continue to enable the Agent to exercise its rights contained in Section 6.03(a), and (iii) in the case of any such change in its structure, a favorable opinion of Morrison & Foerster LLP or other counsel of the Seller reasonably satisfactory to the Agent, in substantially the form of Exhibit E-1 hereto, giving effect to such change, in each case of clauses (i), (ii) and (iii) together with such other documents and instruments as the Agent may reasonably request in connection therewith.

               (h) Other Adverse Claims. Except as otherwise provided in the Purchase Documents, create or suffer to exist any Adverse Claim upon or with respect to any of the Seller's property, or assign any right to receive income, to secure any Debt of any Person.

               (i) Debt. Except as otherwise provided in the Purchase Documents, create, incur, assume or suffer to exist any Debt.

               (j) Contingent Obligations. Except as otherwise provided in the Purchase Documents, create, incur, assume or suffer to exist any Contingent Obligation.

               (k) Distributions, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in the Seller, or return any capital to its owners as such, or purchase, retire, defease, redeem or otherwise acquire for value of make any payment in respect of any interest in the Seller or any warrants, rights or options to acquire any such interest, now or hereafter outstanding, other than, in any such case, as shall have been duly authorized by all necessary action of the Seller and in accordance with applicable law, provided that no event has occurred and is continuing, or would result from such declaration, dividend, distribution, return, purchase, retirement, defeasance, redemption, acquisition or payment, which constitutes an Event of Termination or an Incipient Event of Termination.

               (1) Transactions with Affiliates. Enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Maxtor or any other Affiliate of the Seller, other than on terms that are fair and reasonable in the circumstances and that reasonably approximate an arm's-length transaction between unaffiliated parties.

               (m) Receivables Contribution and Sale Agreement. (i) Cancel or terminate the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, or (iv) take any other action under the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement not required by the terms thereof that would impair the value of any Seller Assets or the rights or interests of the Seller thereunder or of the Agent or any owner or Indemnified Party hereunder or thereunder.



                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

               SECTION 6.01. Designation of Collection Agent. (a) The Subject Receivables shall be serviced, administered and collected by the Person (the "Collection Agent") designated to do so from time to time in accordance with this Section 6.01. Until the Agent designates a new Collection Agent, Maxtor is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Agent may, at any time, designate as Collection Agent any Person (including itself) to succeed Maxtor or any successor Collection Agent upon such terms and conditions as the Agent may require. The Collection

Agent may, with the prior consent of the Agent, subcontract with any other Person to service, administer or collect the Subject Receivables, provided that the Person with whom the Collection Agent so subcontracts shall not become the Collection Agent hereunder and the Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof The Agent hereby consents to the subcontracting by Maxtor, as Collection Agent, with each Selling Affiliate from time to time to service, administer and collect the Subject Receivables originally owed to such Selling Affiliate, subject to the proviso to the preceding sentence, and provided that the Agent may at any time require the Collection Agent to, and the Collection Agent shall at the Agent's request, terminate such subcontracting with such Selling Affiliate.

               (b) The Collection Agent is hereby authorized and empowered to instruct the Trustee to make withdrawals and payments from the Concentration Account, subject to the limitations set forth in Section 6.06(a) and as otherwise set forth in this Agreement.

               SECTION 6.02. Duties of Collection Agent. (a) The Collection Agent shall (unless the Agent directs otherwise and subject to the Agent's direction and control to the extent consistent with the applicable Credit and Collection Policy) take or cause to be taken all such actions as may be necessary or advisable to collect each Subject Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the applicable Credit and Collection Policy. Each of the Seller, the Purchaser and the Agent hereby appoints as its agent the Collection Agent, from time to time designated pursuant to Section 6.01, to enforce its respective rights and interests in and under the Seller Assets. In no event shall the Collection Agent be entitled to make the Purchaser, the Agent or any Owner a party to any litigation without the express prior written consent of such party. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Collection Agent to commence or settle any legal action or proceeding to enforce collection of Subject Receivables to the extent consistent with the applicable Credit and Collection Policy.

               (b) The Collection Agent shall instruct the Trustee in writing to set aside and hold in trust for the account of the Seller and each Owner their respective allocable shares of the Collections of Subject Receivables in accordance with Section 2.05. The Collection Agent shall take all other actions required to be taken by it under this Agreement, including, without limitation, delivery of the Daily Report and Purchaser Report pursuant to Section 2.06

               (c) The Collection Agent may not extend the maturity or adjust the Outstanding Balance, or otherwise amend or modify the terms, of any Subject Receivable or amend, modify or waive any term or condition, or terminate or permit the termination, of any Contract related thereto; provided, however that if and so long as no Event of Insecurity shall have occurred and be continuing, and unless the Agent shall have otherwise notified Maxtor, Maxtor, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity of any Defaulted Receivable as Maxtor may determine to be appropriate to maximize Collections thereof.

               (d) The Seller shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for the Seller and each Owner in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Subject Receivables.

               (e) The Collection Agent, if other than the Seller, shall as soon as practicable upon demand deliver to the Seller all documents, instruments and records in its possession which evidence or relate to Receivables of the Seller other than Subject Receivables, and copies of documents, instruments and records in its possession which evidence or relate to Subject Receivables.

               (f) The Collection Agent's authorization under this Agreement shall terminate on the Collection Date.

               SECTION 6.03. Rights of the Agent. (a) The Agent may, at any time after the occurrence and during the continuance of any Event of Insecurity and at the Seller's expense, notify the Obligors of Subject Receivables, or any of them, of the ownership of Purchased Interests by the Owners.

               (b) At any time following the designation of a Collection Agent other than Maxtor pursuant to Section 6.01:

               (i) The Agent may direct the Obligors of Subject Receivables, or any of them, to make payment of all amounts due or to become due to the Seller under any Subject Receivable directly to the Agent or its designee.

               (ii) The Seller shall, at the Agent's request and at the Seller's expense, give notice of the ownership of Purchased Interests to such Obligors and direct them to make such payments directly to the Agent or its designee.

               (iii) The Seller shall, at the Agent's request and at the Seller's expense, (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) which evidence the Seller Assets, or which are otherwise necessary or desirable to collect such Subject Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Subject Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lock Box Account.

               (iv) The Seller and Maxtor hereby irrevocably authorize the Agent to take any and all steps in the Seller's, Maxtor's or the respective Selling Affiliates' name and on behalf of the Seller and the Owners, necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Seller Assets, including, without limitation, endorsing the Seller's, Maxtor's or such Selling Affiliate's name on checks and other instruments representing Collections, enforcing Subject Receivables and the related

        Contracts, and adjusting, settling or compromising the amount or payment thereof, in the same manner and to the same extent as the Seller, Maxtor or such Selling Affiliate might have done absent the Purchases hereunder, and the Seller and Maxtor hereby appoints the Agent as its attorney-in-fact to carry out the intent and purpose of this subparagraph.



               SECTION 6.04. Responsibilities of the Seller. Anything herein to the contrary notwithstanding:

        (a) The Seller and the respective Selling Affiliates shall perform all of their respective obligations under the Contracts related to the Subject Receivables to the same extent as if Purchased Interests had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not relieve the Seller or any Selling Affiliate from such obligations or its obligations with respect to Subject Receivables; and

        (b) Neither the Agent nor the Owners shall have any obligation or liability with respect to any Seller Assets, nor shall any of them be obligated to perform any of the obligations of the Seller or any Selling Affiliate thereunder.

               SECTION 6.05. Further Action Evidencing Purchases. (a) The Seller agrees that from time to time, at its expense, it will, and will cause the respective Selling Affiliates to, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may reasonably request, in order to perfect, protect or more fully evidence the Purchased Interests, or to enable any of them or the Agent to exercise and enforce any of their respective rights and remedies hereunder or under the Assignments. Without limiting the generality of the foregoing, the Seller will, and will cause the respective Selling Affiliates to, upon the request of the Agent: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect, protect or evidence such Purchased Interests;
(ii) at any time after the occurrence and during the continuance of any Event of Insecurity (A) mark conspicuously each invoice evidencing each Subject Receivable and the related Contract with a legend, acceptable to the Agent, evidencing that such Purchased Interests have been sold in accordance with this Agreement; and (B) mark its master data processing records evidencing such Subject Receivables and related Contracts with such legend.

               (b) The Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any Seller Assets now existing or hereafter arising without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering all or any of the Seller Assets shall be sufficient as a financing statement where permitted by law.

               (c) If the Seller fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Seller under Section
10.01 or Section 13.06, as applicable.

               SECTION 6.06. Establishment of Concentration Account and Lock Box Accounts. (a) Concentration Account. On or prior to the Closing Date, the Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain or cause to be established and maintained in the name of the Agent with Bankers Trust Company a segregated trust account (such account being the "Concentration Account" and such institution holding such account being the "Concentration Account Bank"), such account bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. The Agent shall possess all right, title and interest in and to all funds from time to time on deposit in the Concentration Account and in all proceeds thereof. The Concentration Account shall be under the sole dominion and control of the Agent for the benefit of the Beneficiaries, and neither the Seller, nor any Person claiming by, through or under the Seller, shall have any right, title or interest in, or any right to withdraw any amount from, the Concentration Account. Except as expressly provided, in this Agreement, the Collection Agent agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Concentration Account for any amount owed to it by the Trustee or any Beneficiary. The Collection Agent shall cause Collections to be deposited into the Concentration Account on each Business Day as promptly as is reasonably practicable after receipt in a Lock Box Account, and in any event no later than the day on which such Collections become available funds in such Lock Box Account. The Seller will require Maxtor and the Selling Affiliates, if any, to deposit any Collections received by it into a Lock Box Account within two Business Days following the Business Day on which such Collections are so received. Notwithstanding the foregoing, if and to the extent that funds that are not Collections are deposited into the Concentration Account, the Collection Agent may direct the Trustee in writing to withdraw such funds from the Concentration Account and deposit them in the Seller's Account. The Agent hereby authorizes the Trustee to make withdrawals and payments from the Concentration Account, and to invest the funds in the Concentration Account, in accordance with the provisions of this Agreement.

               If, at any time, the institution holding the Concentration Account ceases to be an Eligible Institution, the Collection Agent, upon obtaining actual knowledge thereof, shall, within 15 Business Days (i) establish a new Concentration Account meeting the conditions specified above with an Eligible Institution, (ii) transfer any cash and/or any investments held in the old Concentration Account or with respect thereto to such new Concentration Account and (iii) in the case of any new Concentration Account, deliver to all Lock Box Banks new Lock Box Agreements (with copies thereof to the Trustee) referring to such new Concentration Account, and from the date such new Concentration Account is established, it shall be the "Concentration Account". Pursuant to the authority granted to the Collection Agent in Section 6.02, the Collection Agent shall have the power to instruct the Trustee to make withdrawals and payments from the Concentration Account for the purposes of carrying out the Collection Agent's or the Trustee's duties specified in this Agreement.

               Funds on deposit in the Concentration Account, shall, at the written direction of the Collection Agent, be invested by the Trustee or the Eligible Institution maintaining such accounts in Available Investments as instructed by the Collection Agent in writing (which may be a standing instruction). All such Available Investments shall be held by the Trustee or the Eligible Institution maintaining such accounts for the benefit of the Beneficiaries. Such funds shall be invested in Available Investments that will mature so that funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date in amounts sufficient for the Trustee to make each distribution required under this Agreement on the next Settlement Date. All interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Concentration Account, to the extent such investment income is not needed to pay the Beneficiaries on such Settlement Date, shall be added to the Concentration Account and allocated in accordance with Section
2.06. The Trustee is hereby authorized, unless otherwise directed in writing by the Collection Agent, to effect transactions in Available Investments through a capital markets affiliate of the Trustee.

               (b) Lock Box Accounts. On or prior to the Closing Date, the Collection Agent for the benefit of the Beneficiaries, shall establish and maintain or cause to be established and maintained in the name of the Agent with an Eligible Institution, lock boxes or segregated accounts (each such lockbox and account, a "Lock Box Account"). Obligors will be directed to remit payments with respect to their Receivables to a Lock Box Account. The Lock Box Accounts shall be under the sole dominion and control of the Agent for the benefit of the Beneficiaries, and neither the Seller, nor any Person claiming by, through or under the Seller, shall have any right, title or interest in, or any right to withdraw any amount from, any Lock Box Account. The Collection Agent shall cause the Agent to transfer Collections to the Concentration Account in the manner set forth in Section 6.06(a). Each Lock Box Account shall be maintained with documentation and instructions in form and substance satisfactory to the Trustee and the Agent. Such documentation shall provide, among other things, that available amounts shall be immediately transferred to the Concentration Account. The Collection Agent will not (i) make any change in the name, address or ABA number of any Lock Box Account Bank, the account number of any Lock Box Account, the name, address or ABA number of any Concentration Account Bank, or the account number for any Concentration Account from that set forth in Schedule I hereto or (ii) amend any instruction to any Obligor or any instruction to or agreement with any Lock Box Bank with respect to any Lock Box Account (other than to (A) redirect payments of Obligors to a different Lock Box Account or to the Concentration Account, (B) close unused Lock Box Accounts and (C) open new Lock Box Accounts if the Trustee shall have received executed copies of the Lock Box Agreements with each new Lock Box Bank, and an updated Schedule I) unless the Trustee (if directed in writing to do so by the Agent), shall have given its prior consent to such change or amendment. Upon notice from any Lock Box Bank that any Lock Box Account or Lock Box Agreement is to be terminated by such Lock Box Bank, the Collection Agent shall forthwith (and in any event within 15 days after receipt of such notice), (i) establish a new Lock Box Account (if the Lock Box Account in respect of which the notice of termination has been given is the only Lock Box Account hereunder), and (ii) instruct each Obligor to make all payments made by it to the Collection Agent thereafter to a Lock Box Account in respect of which no notice of termination has been given, or, if there is no such Lock Box Account, to the Concentration Account.

               The Collection Agent hereby agrees and acknowledges that (i) it has executed and delivered to the Trustee and the Agent a letter and executed acknowledgment thereto substantially in the form of Exhibit C hereto (each, a "Lock Box Agreement" as the case may be), addressed to and executed by each banking institution or other Person with which a Lock Box Account is maintained (each such banking institution with which a Lock Box Account is maintained being a "Lock Box Bank") and (ii) it shall execute and deliver a substantially similar Lock Box Agreement, prior to the establishment by it of any additional or alternative Lock Box Account. The Collection Agent hereby agrees, and the Trustee and the Agent hereby each acknowledges, that the execution and delivery of each Lock Box Agreement transfers all right, title and interest in all monies, securities and instruments in the applicable Lock Box Account to the Agent.

        SECTION 6.07. Establishment of Trustee's Account and Cure Account. (a)
(i) The Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Trustee, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "Trustee's Account"), which shall be identified as the "Trustee's Account for the Maxtor Receivables Purchase and Sale Agreement" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. The Trustee's Account initially shall be established at Bankers Trust Company and thereafter may only be established or maintained at an Eligible Institution.

        (ii) At the written direction of the Collection Agent (which may be a standing direction), funds on deposit in the Trustee's Account shall be invested by the Trustee in Available Investments selected by the Collection Agent that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date. All such Available Investments shall be held by the Trustee for the benefit of the Beneficiaries. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Trustee's Account shall be applied as set forth in Section 2.06. Funds deposited in the Trustee's Account on a Business Day which immediately precedes a Settlement Date upon the maturity of any Available Investments are not required to be invested overnight.

               (b) (i) The Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Trustee a segregated trust account accessible only by the Trustee (the "Cure Account"), which shall be identified as the "Cure Account for the Maxtor Receivables Corporation Receivables Purchase and Sale Agreement" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. The Cure Account shall initially be established with Bankers Trust Company and thereafter may only be established or maintained at an Eligible Institution.

               (ii) At the written direction of the Collection Agent (which may be a standing direction), funds on deposit in the Cure Account shall be invested by the Trustee in Available Investments selected by the Collection Agent that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date. All such Available Investments shall be held by the Trustee for the benefit of the

Beneficiaries. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Cure Account shall be applied as set forth in Section 2.06. Funds deposited in the Cure Account on a Business Day which immediately precedes a Settlement Date upon the maturity of any Available Investments are not required to be invested overnight.

               (c) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Available Investments credited to, the Trustee's Account and the Cure Account (collectively, the "Trustee Accounts") and in all proceeds thereof. The Trustee Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. If, at any time, any Trustee Account is held by an institution other than an Eligible Institution, the Trustee (or the Collection Agent, at the direction of the Trustee and on its behalf) shall within 10 Business Days establish a new Trustee Account meeting the conditions specified in paragraph (a)(i) or (b)(i) above, as applicable, and shall transfer any cash and/or any investments to such new Trustee Account. Neither the Seller, the Collection Agent nor any Person or entity claiming by, through or under the Seller, the Collection Agent or any such Person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Trustee Account, except as expressly provided herein. Schedule VI identifies each Trustee Account by setting forth the identification name of such account, the account number of each such account, the account designation of each such account and the name and location of the institution with which such account has been established. If a substitute Trustee Account is established pursuant to this Section 6.06, the party establishing such substitute Trustee Account shall promptly provide to the Collection Agent or the Trustee, as applicable, an amended Schedule VI, setting forth the relevant information for such substitute Trustee Account.

               (ii) Notwithstanding anything herein to the contrary, the Collection Agent shall have the power, revocable by the Trustee at the direction of the Agent, to instruct the Trustee in writing to make withdrawals and payments from the Trustee Accounts for the purposes of carrying out the Collection Agent's or Trustee's duties hereunder.

               (d) At no time may greater than 10% of the funds on deposit in any Trustee Account be invested in Available Investments (other than obligations of the United States government or agencies the obligations of which are guaranteed by the United States government and money market funds) of any single entity or its Affiliates. Nothing herein shall be construed to impose any obligation on the Trustee to monitor compliance with this Section 6.07(d).

               (e) Any request by the Collection Agent to invest funds on deposit in any Trustee Account shall be in writing (which may be a standing instruction) and shall state that the requested investment is an Available Investment.

               (f) The Trustee is hereby authorized, unless otherwise directed in writing by the Collection Agent, to effect transactions in Available Investments through a capital markets affiliate of the Trustee.

               (g) In no event shall the Trustee be liable for the selection of Available Investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Collection Agent to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction.

               (h) The Trustee will periodically report to the Collection Agent, the Seller and the Agent from time to time on such investments, and at such other times that are reasonably requested by the Seller or the Collection Agent.

                                   ARTICLE VII

                              EVENTS OF TERMINATION

               SECTION 7.01. Events of Termination. If any of the following events ("Events of Termination") shall occur and be continuing:

               (a) (i) The Collection Agent (if the Collection Agent is the Company or Maxtor or any Selling Affiliate or any of their respective Affiliates) shall fail to perform or observe any term, covenant or agreement hereunder (other than as referred to in clause (ii) of this Section 7.01 (a)) and such failure shall remain unremedied for three Business Days or (ii) the Collection Agent (if the Collection Agent is the Company or Maxtor or any Selling Affiliate or any of their respective Affiliates) or the Seller or any Selling Affiliate shall fail to make any payment or deposit to be made by it hereunder or under any Purchase Document when due, in the case of any payment in respect of any Purchase Price or Yield (unless such Collection Agent or the Seller or such Selling Affiliate shall have initiated such payment or deposit by wire transfer on or before the day when due and the failure of such payment or deposit to have been made when due shall have been beyond the control of such Collection Agent or the Seller or such Selling Affiliate, in which case no Event of Termination shall occur solely as a result of such failure unless and until such payment or deposit shall also not have been made on the Business Day following the day when due), or by the first Business Day following the day when due in the case of any payment or deposit not in respect of any Purchase Price or Yield; or

        (b) The Seller, Maxtor or the Company shall fail to perform or observe any term, covenant or agreement contained in Section 5.01 (i) (except that no Event of Termination shall occur solely as a result of any failure to make a payment or deposit when due under any Selling Affiliate Receivables Contribution and Sale Agreement unless such payment shall also not be made within the applicable cure period set forth in Section 7.01 (a)(ii) above), 5.01(l), 5.02(c), 5.03 or 6.03(a) hereof, or any Selling Affiliate shall fail to perform or observe any corresponding term, covenant or agreement contained in its Selling Affiliate Receivables Contribution and Sale Agreement (except that no Event of Termination shall occur solely as a result of any failure to make a payment or deposit when due under any Selling Affiliate Receivables Contribution and Sale Agreement unless such payment shall also not be made within the applicable cure period set forth in Section 7.01 (a)(ii) above); or

        (c) Any representation or warranty or statement made by the Seller, Maxtor, the Company or any Selling Affiliate (or any of their respective officers) under or in connection with any Purchase Document shall prove to have been incorrect in any material respect when made; or

        (d) The Seller, the Company, Maxtor or any Selling Affiliate shall fail to perform or observe any other term, covenant or agreement contained in any Purchase Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller, the Company, Maxtor or any Selling Affiliate, as applicable, by the Agent; or

        (e) The Seller, the Company, Maxtor, HEA, HEI or any Selling Affiliate shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $5,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

        (f) Any Purchase shall for any reason (other than pursuant to the terms hereof) cease to create, or any Purchased Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest in the Seller Assets, or the Agent, for the benefit of the Beneficiaries, shall cease to have a valid and perfected first priority security interest in the Seller Assets, or the Assignment shall for any reason cease to evidence in the Owner of such Purchased Interest legal and equitable title to, and ownership of, an undivided percentage ownership interest in the Seller Assets or valid and perfected first priority security interest therein; or

        (g) The Seller, the Company, Maxtor, HEA or any Selling Affiliate shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, the Company, Maxtor or any Selling Affiliate seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, the Company, Maxtor or any Selling Affiliate shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

        (h) The average Default Termination Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 6.0%, or the average Delinquency Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 10.0%, or the average Loss-to-Liquidation Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 1.0%, or the average Dilution Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 9.0%; or

        (i) There shall have occurred any event which materially adversely affects the collectibility of the Subject Receivables, or there shall have occurred any other event which materially adversely affects the ability of the Seller, the Company, Maxtor or any Selling Affiliate to collect Subject Receivables or the ability of the Seller, the Company, Maxtor or any Selling Affiliate to perform its obligations under any Purchase Document or Contract; or

        (j) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof related to such ERISA Event) exceeds $10,000,000; or

        (k) The Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Seller, the Company, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $ 1 0,000,000 or requires payments exceeding $10,000,000 per annum; or

        (1) The Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Seller, the Company, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of such Multiemployer Plans immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $10,000,000; or

         (m) Any material provision of any Purchase Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on the Seller, the Company, Maxtor or any Selling Affiliate, as applicable to such Purchase Document, or the Seller, the

Company, Maxtor or any Selling Affiliate, as applicable, shall so state in writing, or any Purchase Document shall cease to be in full force and effect; or

        (n) The Company shall, at any time, together with HEI, HMM and HC cease to own directly or indirectly (i) at least 30% of the issued and outstanding shares of the capital stock of Maxtor, (ii) at least 30% of the issued and outstanding shares of the capital stock of each Selling Affiliate, or (iii) at least 51% of the issued and outstanding shares of the capital stock of Maxtor while any Person (other than HEI, the Company, HMM or HC) directly or indirectly owns 5% or greater of the issued and outstanding shares of the capital stock of Maxtor, or Maxtor shall, at any time, cease to own 100% of the issued and outstanding shares of the capital stock of the Seller; or

        (o) Any of the Company's long-term public senior debt securities shall be rated less than B- or B3 by S&P and Moody's, respectively or, if such securities are not rated by S&P and Moody's, such securities have a deemed rating of at least B- and B3, as determined by the Agent in its sole discretion; or

        (p) the Seller's constituent documents shall be amended, supplemented or otherwise modified; or

        (q) the Net Subject Receivables Balance shall, for a period of five (5) consecutive Business Days, be less than the Required Net Subject Receivables Balance; or

        (r) the sum of the Purchased Interests shall equal or exceed 90% until the Agent is satisfied with the Daily Report procedures hereunder, and 100% thereafter.

then, and in any such event, the Agent shall, at the request, or may with the consent, of any Owner, by notice to the Seller (with a copy of such notification to the Trustee) declare the Facility Termination Date to have occurred, whereupon the Facility Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Seller, the Company, Maxtor or any Selling Affiliate under the Federal Bankruptcy Code or the occurrence of any event described above in subsection (f), the Facility Termination Date shall automatically so occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. Upon any such occurrence of the Facility Termination Date, the Facility shall terminate, and no further Purchases shall be made hereunder. Furthermore, the Agent and the Owners shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws (to the extent consistent with an ownership interest in the Subject Receivables), which rights shall be cumulative.



                                  ARTICLE VIII

                                    THE AGENT

               SECTION 8.01. Authorization and Action. The Purchaser hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Purchase Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

               SECTION 8.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement any other Purchase Document or any instrument or document furnished pursuant hereto (including, without limitation, the Agent's servicing, administering or collecting Subject Receivables as Collection Agent pursuant to
Section 6.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, except as otherwise agreed by the Agent and any Owner, the Agent: (i) may consult with legal counsel (including counsel for the Seller, Maxtor, the respective Selling Affiliates or the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Owner and shall not be responsible to any Owner for any statements, warranties or representations (whether written or oral) made in or in connection with any Purchase Document or any other instrument or document furnished pursuant hereto;
(iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Purchase Document or any other instrument or document furnished pursuant hereto on the part of the Seller, Maxtor, the respective Selling Affiliates or the Company or to inspect the property (including the books and records) of the Seller, Maxtor, the respective Selling Affiliates or the Company; (iv) shall not be responsible to any Owner for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Purchase Document or any other instrument or document furnished pursuant hereto or thereto or any Subject Receivable or Purchased Interest; and (v) shall incur no liability under or in respect of any Purchase Document or any other instrument or document furnished pursuant hereto by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

               SECTION 8.03. CNAI and Affiliates. With respect to any Purchased Interest owned by it, CNAI shall have the same rights and powers under this Agreement as any other Owner and may exercise the same as though it were not the Agent. CNAI and its Affiliates may generally engage in any kind of business with the Seller, Maxtor, the respective Selling Affiliates or the Company or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, Maxtor, the respective Selling Affiliates or the Company or any Obligor or any of their respective Affiliates, all as if CNAI were not the Agent and without any duty to account therefor to the Owners.


                                   ARTICLE IX

                        ASSIGNMENT OF PURCHASED INTERESTS

               SECTION 9.01. Assignment. (a) The Purchaser may assign to any Assignee, and any such Assignee may assign to any other Assignee, all or any portion of any of its Purchased Interests pursuant to a written assignment with respect to each such Purchased Interest in such form, and upon such other terms and conditions, if any, as the parties thereto may mutually agree. Upon any such assignment, (i) the Assignee shall become the Owner of such Purchased Interest or portion thereof for all purposes of the Purchase Documents and any other instrument or document furnished pursuant hereto and (ii) the Owner assignor thereof shall relinquish its rights with respect to such Purchased Interest or portion thereof for all purposes of the Purchase Documents and any other instrument or document furnished pursuant hereto. The parties to each such assignment shall deliver to the Agent the related written assignment, duly executed by such parties, and each assignor shall promptly execute and deliver all further instruments and documents, and take all further action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such Purchased Interest, and to enable the Assignee to exercise or enforce any rights under the Purchase Documents and any other instrument or document furnished pursuant hereto with respect to such Purchased Interest or portion thereof. The Agent shall (i) provide notice to the Seller of any assignment of a Purchased Interest or portion thereof hereunder and (ii) maintain at its office referred to in
Section 13.02 a copy of each written assignment delivered to it and a register for the recordation of the names and addresses of the Owners, and the Purchased Interests or portions thereof owned by such Owners, from time to time. The entries in such register shall constitute prima facie evidence of the accuracy of the information contained therein, and the Seller, the Agent, the Purchaser and the Owners may treat each Person whose name is recorded therein as an Owner hereunder for all purposes of this Agreement. Such register shall be available for inspection by the Seller or any Owner at any reasonable time and from time to time upon reasonable prior notice.

        (b) By executing and delivering an assignment (in the case of an Owner assignor) and executing and accepting an assignment (in the case of an Assignee), the Owner assignor thereunder and the Assignee thereunder confirm and agree with each other and the other parties hereto as follows: (i) other than as provided in such assignment, such assigning Owner makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto, or the perfection, priority or value of any ownership or security interest created or purported to be created hereunder or under any other Purchase Document; (ii) such assigning Owner makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or Maxtor or the performance or observance by the Seller or Maxtor of any of its obligations under this Agreement, or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such Assignee confirms that it has received a copy of this Agreement, each other Purchase Document and any other instrument or document furnished pursuant hereto or thereto, together with copies of the most recent annual and periodic financial statements delivered pursuant to clauses (a) and (b) of Section 5.02 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Purchased Interest; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, such assigning Owner or any other Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Purchase Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; (vi) such Assignee appoints as its agent the Collection Agent -from time to time designated pursuant to Section
6.01 to enforce its respective rights and interests in and under the Seller Assets; and (vii) such Assignee agrees that it will not institute against the Purchaser any proceeding of the type referred to in Section 7.01 (g) so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

               SECTION 9.02. Annotation of the Assignment. The Agent shall annotate the Assignment to reflect any assignments made pursuant to Section 9.01 or otherwise.



                                    ARTICLE X

                                 INDEMNIFICATION

               SECTION 10.1. Indemnities by the Seller. Without limiting any other rights which any Indemnified Party may have under any Purchase Document or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees and expenses, but excluding (a) any amount to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes (other than any withholding taxes in respect of any Included Foreign Receivable)), incurred by such Indemnified Party arising out of or as a result of any Purchase Document or any transaction contemplated thereby, the ownership of Purchased Interests, the use of proceeds of any Purchase or deposit of Owner Collections to the Seller's Account or in respect of any Seller Asset (all of the foregoing, to the extent not so excluded, being collectively referred to as "Indemnified Amounts"). Without limiting or being limited by the foregoing and whether or not any of the transactions contemplated hereby are consummated, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against all Indemnified Amounts relating to, resulting from, or which would not have occurred but for:

               (i) any Receivable becoming a Subject Receivable which is not at the applicable Purchase Date thereof an Eligible Receivable (including without limitation any Included Foreign Receivable);

               (ii) reliance on any representation or warranty or statement made or deemed made by the Seller, Maxtor, the Company or any Selling Affiliate or any of their respective Affiliates (or any of their respective officers) under or in connection with any Purchase Document which shall have been incorrect in any material respect when made;


               (iii) the failure by the Seller, Maxtor or any Selling Affiliate to comply with any applicable law, rule or regulation with respect to any Seller Asset, or the nonconformity of any Seller Asset with any such applicable law, rule or regulation;

               (iv) the failure to either (a) vest in the Owner of a Purchased Interest a valid and perfected first priority undivided percentage ownership interest, to the extent of each Purchased Interest, in each Seller Asset; or (b) vest in the Agent, for the benefit of the Beneficiaries, a valid and perfected first priority security interest in any Seller Asset; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Seller Assets transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

               (v) the failure of the Seller, Maxtor or any Selling Affiliate to have filed, or any delay by the Seller, Maxtor or any Selling Affiliate in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Seller Asset at any time;

               (vi) any defense (other than discharge in bankruptcy or other insolvency proceeding of the Obligor) of the Obligor to the payment of any Receivable which is, or purports to be, a Subject Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

               (vii) any failure of the Seller, the Company, Maxtor or any Selling Affiliate or any of their respective Affiliates, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions of Article VI or to perform its duties or obligations under the Contracts or under the Purchase Documents;

               (viii) any products liability, personal injury or property damage or other similar or related claim or action of whatever sort allegedly arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

               (ix) any investigation, litigation or proceeding related to any Purchase Document or any other instrument or document furnished pursuant hereto or the use of proceeds of Purchases or deposit to the Seller's Account or the ownership of Purchased Interests or the security or in respect of any Receivable, Related Security, Contract, Collections or Additional Assigned Rights, in each case other than any investigation, litigation or proceeding (A) relating solely to any violation by any Indemnified Party of any banking, bank holding company or securities laws or any Owner's sale of commercial paper or other funding source and
        (B) not relating to or based upon or otherwise attributable to any act, statement, omission or violation by the Seller, Maxtor, the Company, any Selling Affiliate or any Affiliate of any thereof;

               (x) the failure to pay when due any taxes payable by the Seller, the Company, Maxtor or any Selling Affiliate (other than any Owner's taxes), including without limitation sales taxes, shipping charges or other similar charges or taxes due on merchandise or services sold by the Seller, Maxtor or any Selling Affiliate to Obligors; or

               (xi) the commingling of Collections of Subject Receivables at any time with other funds.

        Any amounts subject to the indemnification provisions of this Section
10.01 shall be paid by the Seller to the Agent for the account of the applicable Indemnified Party promptly but in any event within five Business Days following demand therefor by the Agent or such Indemnified Party. The indemnification provisions of this Section 10.01 shall survive the termination of this Agreement.



                                   ARTICLE XI

                                   THE TRUSTEE

               SECTION 11.01. Duties of the Trustee. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Trustee.

               (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement. The Trustee shall give prompt written notice to the Seller and the Agent of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee.

               (c) Subject to Section 11.01 (a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

               (i) the Trustee shall not be personally liable for an error of judgment made in good faith by any Responsible Official of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

               (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee in accordance with the terms of this Agreement, or exercising any trust or power conferred upon the Trustee under this Agreement; and

               (iii) the Trustee shall not be charged with knowledge of any failure by the Collection Agent to comply with any obligations of the Collection Agent contained herein or of any Event of Termination unless a Responsible Official of the Trustee obtains actual knowledge of such failure or such event or the Trustee receives written notice of such failure or such event from the Collection Agent, the Agent, any Owner or any Bank.

               (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Collection Agent under this Agreement.

               (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Agent (for the benefit of the Owners) in any Receivable now existing or hereafter created or impair the value of any Receivable now existing or hereafter created.

               (f) The Trustee shall have no responsibility or liability for the selection of, or investment losses on, Available Investments. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the party to provide timely written investment direction.

               (g) The Trustee shall, with respect to each Daily Report (upon which the Trustee may conclusively rely and be fully protected in acting or re g from acting in such reliance), (A) compare the Collections reported that day by the Collection Agent to the actual Collections deposited to the Lock Box Accounts and the Concentration Account, (B) perform each of the account transfers set forth in the Daily Report as directed in writing by the Collection Agent;

               (h) The Trustee shall with respect to each Purchaser Report (upon which the Trustee may conclusively rely and be fully protected in acting or refraining from acting in such reliance) examine such Purchaser Report for indications of the occurrence of any Events of Termination arising from under clause (h) of Section 7.01.

               (i) Notwithstanding any other provision of this Agreement, upon discovery by a Responsible Official of Trustee of any material discrepancy between the amounts reported by the Collection Agent and the amounts calculated as provided above, the Trustee shall promptly notify the Collection Agent and the Agent thereof.

               SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

               (a) the Trustee may conclusively rely on and shall be fully protected in acting on, or in refraining from acting in accord with, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, consent, order, appraisal, bond or other paper or document believed by it in good faith to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

               (b) the Trustee may consult with counsel and, as a condition to taking, suffering or omitting to take any action, may demand an opinion of counsel and any such opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

               (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested 'm it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Beneficiaries, unless such Beneficiaries shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

               (d) subject to Section 11.0 1 (c), the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

               (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document unless requested in writing so to do by the Agent;

               (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians or nominees, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;



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

               (g) except as required by Section 11.01, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose; and

               (h) nothing in this Agreement shall be construed to require the Trustee to act as a guarantor of the Collection Agent's performance.

        SECTION 11.03. Trustee Not Liable for Recitals in Certificates or Receivables. The Trustee assumes no responsibility for the correctness of the recitals contained herein. Except as set forth in Section 11.12, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Receivable or related document. The Trustee shall not be accountable for the use or application of any funds paid to the Seller in respect of the Receivables or deposited in or withdrawn from the Concentration Account, any Lock Box Account, the Seller's Account, or any other account hereafter established in accordance with the terms of this Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Receivable or the perfection and priority of such security interest or the maintenance of any such perfection and priority.

               SECTION 11.04. Trustee May Own Purchased Interests. The Trustee in its individual or any other capacity may become the owner or pledgee of Purchased Interests and may otherwise deal, and transact banking business, with the Collection Agent and the Seller with the same rights as it would have if it were not the Trustee.

               SECTION 11.05. Compensation and Indemnification: Trustee's Expenses. (a) The Trustee shall be entitled to receive a monthly Trustee's fee (which fee, to the extent permitted by applicable law, shall not be limited by any provision of law, such fee being the "Trustee's Fee") in respect of each Fiscal Month (or portion thereof from the Closing Date hereunder until the Facility Termination Date, payable in arrears on each Settlement Date in an amount agreed upon in writing by the Trustee and the Seller. The Trustee's Fee shall be payable, first, from amounts distributed pursuant to Section 2.06, second, to the extent not paid from such amounts, by the Seller, and third, to the extent not paid from such amounts or by the Seller, by the Collection Agent. When the Trustee incurs expenses or renders services in connection with bankruptcy, insolvency, reorganization or similar proceedings affecting any Person, such expenses (including the reasonable fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

               (b) Without limiting any of the rights the Trustee has under
Section 10.01 the Seller shall indemnify the Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the performance of its duties under this Agreement and the other Purchase Documents except any loss, liability or expense resulting from the gross negligence or willful misconduct of such Indemnified Party.



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

               (c) Expenses. The Seller will pay or reimburse the Trustee upon its request on at least 5 Business Days' notice providing reasonable detail, and if the Seller shall fail to do so, the Collection Agent will so pay or reimburse the Trustee (with a right to reimbursement from the Seller), and if both the Seller and the Collection Agent shall fail to do so, the Agent will have the right, but not the obligation, to so pay or reimburse the Trustee (with a right to reimbursement from the Seller), for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or in connection with any amendment hereto (including the reasonable fees and expenses of its agents, any co-trustee and counsel and fees incurred in connection with an Event of Termination) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct. The Seller's and Collection Agent's covenant provided in this Section 11.05 shall survive the termination of this Agreement.

               SECTION 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be an Eligible Institution. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then, for the purpose of this Section 1 1.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

               SECTION 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from its obligations hereunder by giving 30 days' written notice thereof to the Seller, the Agent and the Collection Agent. Upon receiving such notice of resignation, the Collection Agent shall promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 and shall fail to resign after written request therefor by the Collection Agent or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Collection Agent may remove the Trustee and promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

               (c) If at any time the Trustee shall fail to perform its obligations under this Agreement, the Agent may remove the Trustee and direct the Collection Agent to promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee; provided that if all other procedures fail and a successor trustee has not accepted an appointment pursuant to this Section 11.07(c) within 30 days after the Trustee shall have received notice from the Agent of its intention to remove such Trustee, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

               (d) Notwithstanding anything herein to the contrary, any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08.

               SECTION 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Seller, the Collection Agent, the Agent and its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee after payment of all monies due and owing to it, shall deliver to the successor trustee all documents or copies thereof and statements held by it hereunder, and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

             (b) No successor trustee shall accept appointment as provided in this Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

               SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 11.06.

               SECTION 11.10. Tax Returns. In the event any tax returns shall be required to be filed by the Trustee in connection with any of the trust accounts hereunder, the Collection Agent shall prepare or shall cause to be prepared any such tax returns and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee shall promptly sign such returns and deliver such returns after signature to the Collection Agent, and such returns shall be filed by the Collection Agent. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Owners, the Banks or the Agent arising out of the application of any tax law, including federal, state, foreign or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition to tax with respect thereto or arising from a failure to comply therewith).



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

               SECTION 11.11. Right of Agent to Direct Trustee. The Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under any Purchase Document or exercising any trust or power conferred on the Trustee under any Purchase Document; provided, however, that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee after receiving an opinion of counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by any Responsible Official of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability.

               SECTION 11.12. Representations and Warranties of Trustee. The Trustee represents and warrants that:

        (a) the Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the power to own its assets and to transact the business in which it is presently engaged;

        (b) the Trustee has the full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

        (c) this Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity, whether considered in a suit at law or in equity).

        SECTION 11.13. Maintenance of Office or Agency. The Trustee will maintain at its expense in New York, New York an office or agency (the "Corporate Trust Office") where its corporate mat office shall be administered and where notices and demands to or upon the Trustee in respect of this Agreement shall be served. The Trustee initially designates its office or agency at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, as such office. The Trustee will give prompt written notice to the Seller, the Collection Agent and the Agent of any change in the location of any such office or agency.

                                   ARTICLE XII

                                     CONSENT

               SECTION 12.0 1. Consent to Assignment. Maxtor hereby acknowledges notice of, and consents to, the assignment by the Seller under this Agreement of all Additional Assigned Rights now existing or hereafter arising.



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

               SECTION 12.02. Agreements as to Additional Assigned Rights. Maxtor and the Seller agree for the benefit of the Agent and the Owners as follows:

               (a) Maxtor shall make all payments to be made by it to the Seller under or in connection with any Purchase Document, directly to the Agent by payment to the account (account number 40517805) of the Agent maintained at the office of Citibank, at 399 Park Avenue, New York, New York, or otherwise in accordance with the instructions of the Agent, such payments to be made to the Agent.

               (b) All payments to be made by Maxtor to the Seller under or in connection with any Purchase Document, shall be made by Maxtor irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and Maxtor will not seek to recover from the Agent or any Owner for any reason any such payment once made.

               (c) To the extent the Purchaser receives any payments relating to the Additional Assigned Rights to which the Purchaser is not entitled, the Purchaser shall remit such payments to the Seller or any other Person designated by the Seller.

               (d) The Agent shall be entitled, except to the extent limited by agreement among the Seller, the Owners and the Agent, to exercise any and all rights and remedies of the Seller under any Purchase Document to which it is a party, including without limitation rights of the Seller to make requests, demands for payment and other demands, determinations and designations, to amend, supplement or modify, to give consents or waivers, and to deliver notices to Maxtor, and to receive notices, requests, reports and other information to be delivered by Maxtor, from time to time thereunder; and Maxtor shall in all respects comply with and perform in respect of each such exercise. Neither the Agent nor any Owner shall have any obligation or liability with respect to any of the Seller's obligations under any Purchase Document.

               SECTION 12.03. Further Agreements. In order to induce the Owners to purchase interests from time to time in Subject Receivables, Maxtor hereby acknowledges and agrees as follows:

        (a) On the date hereof and as of the Closing Date, Maxtor hereby reaffirms for the benefit of the Agent and the Owners the representations and warranties made by Maxtor in Section 3.01 of the Receivables Contribution and Sale Agreement, in Section 5 of the Maxtor Agreement and in the Repurchase Agreement, respectively.

        (b) Each of the Purchase Documents to which Maxtor is a party is and on the Closing Date will be (i) the legal, valid and binding obligation of each party thereto enforceable against Maxtor and each other party thereto in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting rights of creditors generally and to general equitable principles, and (ii) in full force and effect, and is not subject to any dispute, offset, counterclaim or defense whatsoever.

        (c) Maxtor will, at is expense, timely and fully perform and comply in all material respects with, and cause each of the Seller and any Selling Affiliates to timely and fully perform and comply in all material respects with, all provisions, covenants and other promises required to be observed by Maxtor, such Selling Affiliate or the Seller, as applicable, under- each Purchase Document to which it is a party, maintain, and cause the Seller and any Selling Affiliate to maintain, each Purchase Document to which it is a party in full force and effect, enforce, and cause the Seller and any Selling Affiliate to enforce, each Purchase Document to which it is a party in accordance with its respective terms, take, and cause the Seller and any Selling Affiliate to take, all such action to such end as may be from time to time reasonably requested by the Agent, and make, and cause the Seller or any Selling Affiliate to make, to any party to any Purchase Document to which it is a party such demands and requests for information and reports or for action as Maxtor or the Seller, respectively, are entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

        (d) Maxtor will promptly and in any event within five Business Days after its receipt or delivery thereof, deliver to the Agent copies of all notices, requests, reports, certificates, and other documents and information delivered or received by Maxtor from time to time under or in connection with any Purchase Document.

        (e) Maxtor will not (A) cancel or terminate any Purchase Document to which it is a party or consent to or accept any cancellation or termination thereof, (B) amend or otherwise modify any term or condition of any Purchase Document to which it is a party or give any consent, waiver or approval thereunder, (C) waive any default under or breach of any Purchase Document to which it is a party or (D) take any other action under any Purchase Document to which it is a party not required by the terms thereof that would impair the value of any Additional Assigned Rights or the Seller's rights or interests thereunder or the rights or interests of the Agent or the Owners hereunder or thereunder, or permit the Seller or any Selling Affiliate to take any of the actions set forth in clauses (A) through (D) above with respect to any Purchase Document to which it is a party.

               SECTION 12.04. Seller Remains Liable. Anything herein to the contrary notwithstanding, (a) the Seller shall remain liable under each Purchase Document to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Seller from any of its duties or obligations under each Purchase Document to which it is a party, and (c) neither the Agent nor the Purchaser nor any other Indemnified Party shall have any obligation or liability under any Purchase Document by reason of this Article XII, nor shall the Agent or the Purchaser or any other Indemnified Party be obligated to perform any of the obligations or duties of the Seller thereunder.

               SECTION 12.05. Agent Appointed Attorney-in-Fact. The Seller hereby irrevocably appoints the Agent the Seller's attorney-in-fact, with full authority in the place and stead of the Seller and in the name of the Seller or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of the assignment hereunder, including, without limitation:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Additional Assigned Rights,

                (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, and

                (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Additional Assigned Rights or otherwise to enforce compliance with the terms and conditions of the Purchase Documents or the rights of the Agent with respect to any of the Additional Assigned Rights.

               SECTION 12.06. Agent May Perform. If the Seller fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Seller under Section 13.06(a).

               SECTION 12.07. The Agents Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Additional Assigned Rights and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Additional Assigned Rights in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Additional Assigned Rights or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Additional Assigned Rights. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Additional Assigned Rights in its possession if such Additional Assigned Rights are accorded treatment substantially equal to that which it accords its own property.

               SECTION 12.08. Remedies. If any Event of Termination shall have occurred and be continuing:

               (a) The Agent may exercise any and all rights and remedies of the Seller under or in connection with each Purchase Document to which the Seller is a party or otherwise in respect of the Additional Assigned Rights, including, without limitation, any and all rights of the Seller to demand or otherwise require performance of any provision of any Purchase Document.

               (b) The Agent may exercise in respect of the Additional Assigned Rights, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of an owner of such Additional Assigned Rights to the extent of the interest therein assigned under this Agreement under applicable law in effect in the State of New York.

                (c) All payments received by the Seller in respect of the Additional Assigned Rights shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Seller and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).

                                  ARTICLE XIII

                                  MISCELLANEOUS

               SECTION 13.01. Amendments, Integration, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, each Owner and the Purchaser, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

               SECTION 13.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by telefax) and mailed, telefaxed or delivered, as to each party hereto, at its address and telefax number set forth under its name on the signature pages hereof or in the case of any Assignee, at its address set forth in the notice delivered to the Agent pursuant to Section 9.01 (a) or at such other address or telefax number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed or telefaxed, be effective when delivered by mail or when telefaxed, respectively, except that notices and communications to the Agent, the Trustee and the Owners pursuant to Article II shall not be effective until received by the Agent, the Trustee or the Owners, as the case may be.

               SECTION 13.03. No Waiver; Remedies. No failure on the part of any Owner, Indemnified Party, the Purchaser, the Agent, the Seller or the Trustee to exercise, and no delay in exercising, any right under any Purchase Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right under any Purchase Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 13.04. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Agent, the Purchaser, the Trustee, each Owner and each Indemnified Party and their respective successors and assigns, except that the Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, however, that rights and remedies with respect to the indemnification provisions of this Agreement shall be continuing and shall survive any termination of this Agreement.

               SECTION 13.05. Governing Law. This Agreement and the Assignments shall be governed by, and construed in accordance with, the laws of the State of California, except (i) to the extent that the perfection or the effect of non-perfection of the interests of the Owners, or remedies hereunder, in respect of the Seller Assets in respect thereof are governed by the laws of a jurisdiction other than the State of California and (ii) for the rights, duties, privileges, immunities and indemnities of the Trustee, which shall be governed by the laws of the State of New York.

               SECTION 13.06. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Indemnified Parties under Article X hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, periodic auditing (to the extent the costs and expenses related thereto are required to be paid by the Seller pursuant to Section 5.01 (c)), modification and amendment of the Purchase Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, with respect thereto and with respect to advising the Agent as to its rights and remedies under the Purchase Documents and the other documents to be delivered hereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Purchase Documents and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 13.06(a).

               (b) In addition, the Seller shall pay when due (to the extent not already included within the computation of the CP Rate) (i) any and all commissions of placement agents and dealers in respect of the Commercial Paper Notes of the Purchaser issued to fund the Purchase or maintenance of any Purchased Interest, (ii) any and all costs and expenses of any issuing agent or other Person responsible for the administration of the Purchaser's Commercial Paper Note program in connection with the preparation, completion, issuance, delivery or payment of Commercial Paper Notes issued to fund the Purchase or maintenance of any Purchased Interest, and (iii) any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or searching in respect of, or enforcement, of the Purchase Documents and the other documents to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees (including, without limitation, sales taxes, shipping charges or other similar taxes and charges due on merchandise or services sold by the Seller, Maxtor or any Selling Affiliate to Obligors), provided that each Owner will pay (or reimburse the Seller for) all property, excise or similar taxes and any other taxes imposed by reason of ownership of Subject Receivables, but only to the extent of the percentage interest therein represented by the Purchased Interests.

               (c) The Seller also shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by each Owner or any general or limited partner or shareholder of each such Owner ("Other Costs"), including, without limitation, (i) any and all costs relating to all arrangements contemplated hereby with any of the Lock Box Banks, (ii) the costs of auditing the Purchaser's books by certified public accountants and of rating each Owner's Commercial Paper Notes by independent financial rating agencies, the cost of issuing each Owner's Commercial Paper Notes, (iii) the taxes (excluding income taxes) resulting from each Owner's operations, (iv) the reasonable fees and disbursements of counsel for each Owner with respect to advising as to rights and remedies under Purchase Documents or the agreements and documents entered into in connection therewith, the enforcement of the Purchase Documents or the agreements and documents entered into in connection therewith, or advising as to matters relating to each Owner's operations or (v) advising the Purchaser or any general or limited partner or shareholder of the Purchaser as to the issuance of the Purchaser's Commercial Paper Notes and acting in connection with such issuance.

               SECTION 13.07. No Proceedings. (a) The Seller and the Agent each hereby agree that it will not institute against the Purchaser any proceeding of the type referred to in Section 7.01(g) so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding.

               (b) Each of the parties hereto hereby agrees that they will not institute against the Seller any proceeding of the type referred to in Section 7.01(g).

               SECTION 13.08. Confidentiality. Except to the extent otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of the Purchase Documents (and all drafts thereof) and not to disclose any Purchase Document or such drafts to third parties (other than to its directors, officers, employees, accountants or counsel); provided, however, that the Agreement may be disclosed to third parties to the extent such disclosure is (i) required by any applicable securities laws, (ii) made solely to persons who are legal counsel for the purchaser or underwriter of such securities, (iii) limited in scope to the provisions of Articles V, VII, X and, to the extent defined terms are used in Articles V, VII and X, such terms defined in Article I of this Agreement and (iv) made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent.

               SECTION 13.09. Intent of Agreement. It is the intention of this Agreement that each Purchase and deposit to the Seller's Account shall convey to the Owner, to the extent of its Purchased Interest, an undivided ownership interest in the Seller Assets and that such transaction shall constitute a purchase and sale and not a secured loan for all purposes other than for federal income tax purposes. If, notwithstanding such intention, the conveyance of the Purchased Interest from the Seller to any Owner shall ever be recharacterized as a secured loan and not a sale, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Agent, for the benefit of the Beneficiaries, a duly perfected first priority security interest in all of the




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

Seller's right, title and interest in, to and under the Seller Assets, free and clear of Adverse Claims.

               SECTION 13. 10. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement or the Assignments should be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                       MAXTOR RECEIVABLES
                                       CORPORATION

                                       By: /s/ Authorized Signatory
                                          --------------------------------------
                                          Title:  President

                                          510 Cottonwood Drive
                                          Milpitas,
                                          California, 95035
                                          Attention:  Raja Venkatesh
                                          Telefax No.:  (408) 432-4480

                                       MAXTOR
                                       CORPORATION

                                       By: /s/ Authorized Signatory
                                          --------------------------------------
                                          Title:  Vice President and
                                                  Chief Financial Officer

                                          510 Cottonwood Drive
                                          Milpitas,
                                          California, 95035
                                          Attention:  Raja Venkatesh
                                          Telefax No.:  (408) 432-4480


                                       CORPORATE RECEIVABLES
                                       CORPORATION, as Purchaser


                                       By:   Citicorp North America, Inc., as
                                             Attorney-in-Fact

                                       By: Authorized Signatory
                                          --------------------------------------
                                             Vice President

                                             450 Mamaroneck Avenue
                                             Harrison, New York  10528
                                             Attention:  President
                                             Telefax No.:  (914) 899-7015

                                       CITICORP NORTH AMERICA, INC.,
                                       as Agent

                                       By: /s/ Authorized Signatory
                                          --------------------------------------
                                          Vice President

                                          450 Mamaroneck Avenue
                                          Harrison, New York  10528
                                          Attention:  Corporate Asset
                                                         Funding Department
                                          Telefax No.:  (914) 899-7015


                                       BANKERS TRUST COMPANY.
                                       as Trustee

                                       By: /s/ Authorized Signatory
                                          --------------------------------------
                                          Title:   LOUIS BODI
                                                   VICE PRESIDENT

                                          4 Albany Street
                                          New York, New York 10006
                                          Attention:  Corporate Trust and
                                             Agency Group
                                          Telefax:  (212) 250-6439

                     RECEIVABLES PURCHASE AND SALE AGREEMENT

                            Dated as of April 8, 1998


               MAXTOR RECEIVABLES CORPORATION, a California corporation (the "Seller"), MAXTOR CORPORATION, a Delaware corporation (together with any successors thereto appointed in accordance with Article VI hereof, the "Collection Agent"), the banks, financial institutions and other institutional lenders listed on the signature pages hereof (together with their successors and assigns, each a "Secondary Purchaser" and collectively, the "Secondary Purchasers"), CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as agent for the Secondary Purchasers and the other Owners (as defined below) (the "Agent") and BANKERS TRUST COMPANY, a New York banking corporation, as trustee (the "Trustee"), agree as follows:

               PRELIMINARY STATEMENTS:

               (1) Certain terms which are capitalized and used throughout this Agreement are defined in Article I of this Agreement.

               (2) Maxtor Corporation, a Delaware corporation ("Maxtor"), Corporate Receivables Corporation, a California corporation (the "Purchaser") and CNAI, as Agent, were each party to the Receivables Purchase and Sale Agreement dated as of March 30, 1996 (the "Original Agreement"), whereby Maxtor had from time to time sold to the Purchaser, and the Purchaser had from time to time purchased from Maxtor, "Purchased Interests" (as defined in the Original Agreement).

               (3) On the Closing Date, the Purchaser and Maxtor each will have entered into, and fully performed, the Receivables Repurchase Agreement dated as of April 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), whereby Maxtor will have repurchased each "Purchased Interest" previously purchased by the Purchaser pursuant to the Original Agreement.

               (4) The Seller will on the Closing Date purchase from Maxtor "Receivable Assets" pursuant to a Receivables Contribution and Sale Agreement between the Seller and Maxtor dated as of April 8, 1998. The Seller intends to sell interests in "Receivable Assets" to the Purchaser represented by " Purchased Interests" under the Receivables Purchase and Sale Agreement between the Seller, the Purchaser, the Agent, the Trustee, and Maxtor dated as of April 8, 1998 (as amended, supplemented or modified from time to time in accordance with its terms, the "Receivables Purchase and Sale Agreement").

               (5) In addition, the Seller intends to sell interests in Subject Receivables to the Secondary Purchasers represented by Purchased Interests on the terms and subject to the conditions of this Agreement.

               (6) The Trustee has agreed to (i) maintain certain accounts in which Collections are held, (ii) at the written direction of the Collection Agent, distribute such Collections, (iii) review the Purchaser Reports and the Daily Reports prepared by the Collection Agent and (iv) perform various other functions in connection therewith, in each case on the terms and conditions hereinafter set forth.

               (7) The parties hereto have agreed, on the terms and conditions hereinafter set forth, to provide for, among other things, the sale by the Seller to the Secondary Purchasers of such Purchased Interests.

               (7) CNAI has been requested and is willing to act as Agent.

               NOW, THEREFORE, the parties agree, effective as of the Closing Date and subject to the satisfaction of the conditions precedent set forth in
Section 3.01 hereof, as follows:


                                    ARTICLE I

                                   DEFINITIONS

        SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                "Additional Assigned Rights" means all of the Seller's right, title and interest in, to and under the following:

                    (i) each Purchase Document to which it is a party;

                    (ii) all rights to receive moneys due and to become due
                under or pursuant to each such Purchase Document;

                    (iii) all rights to receive proceeds of any indemnity,
                warranty or guaranty with respect to each such Purchase
                Document;

                    (iv) claims for damages arising out of or for breach of or default under each such Purchase Document;

                    (v) the right to perform under each such Purchase Document and to compel performance and otherwise exercise all remedies thereunder; and

                    (vi) all proceeds of any and all of the foregoing Additional
                Assigned Rights (including, without limitation, proceeds which constitute property of the types described in clauses (i) through (v)).

        "Adjusted Eurodollar Rate" means, with respect to any Purchased Interest for any period, an interest rate per annum equal to the rate per annum obtained by dividing (i) the rate per annum at which deposits in U.S. Dollars are offered by the principal office of Citibank in London, England to prime banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such period in an amount substantially equal to the amount to which the "Adjusted Eurodollar Rate" is to be applied and for a period equal to such period by (ii) a percentage equal to 100% minus the Eurodollar Reserve Percentage for such period.

        "Adverse Claim" means any claim of ownership or any lien, security interest or other charge or encumbrance, or other type of preferential arrangement having the effect of a lien or security interest.

        "Affiliate" means (i) as to any Person, any other Person that (x) directly or indirectly, is in control of, is controlled by or is under common control with such Person (provided that if such Person is a proposed Selling Affiliate at the time of determination, a Person shall be deemed to "control" another Person only if such Person, directly or indirectly, beneficially owns or holds at least 51 % of the issued and outstanding shares of the capital stock of such other Person), or (y) is a director or officer of such Person or of any other Person that, directly or indirectly, is in control of, is controlled by or is under common control with such Person, and (ii) as to CNAI or the Purchaser, shall also include the Purchaser and CNAI, respectively, and any other Person who has. a relationship to CNAI comparable to that of the Purchaser.

        "Affiliated Obligor" means any Obligor which is an Affiliate of another Obligor.

        "Agent" has the meaning specified in the recital of parties to this Agreement.

        "Agent's Account" means the special account (account number 40517805) of the Agent maintained at the office of Citibank, ABA No.: 021000089; at 399 Park Avenue, New York, New York; Attention: Robert DiLeo, Re: Maxtor Receivables Corporation.

        "Allocation Percentage" means, at any time, the sum of the Purchased Interests (expressed in percentage terms) at such time.

        "Alternate Base Rate" means, with respect to any Purchased Interest for any period, a fluctuating interest rate per annum in effect from time to time, which rate per annum shall at all times be equal to the sum of (1) 2%, and (2) the highest of:

                (i) the rate of interest announced publicly by Citibank in New York, New York from time to time as Citibank's base rate;

                (ii) the sum (adjusted to the nearest 1/4 of 1% or, if there is no nearest 1/4 of 1%, to the next higher 1/4 of 1%) of (A) 1/2 of 1% per annum, plus (B) the rate obtained by dividing (1) the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks, such three-week moving average (adjusted to the basis of a year of

        360 days) being determined weekly on each Monday (or, if such day is not a Business Day on the next succeeding Business Day) for the three-week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three certificate of deposit dealers of recognized standing selected by Citibank, by (2) a percentage equal to 100% minus the average of the daily percentages specified during such three-week period by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, but not limited to, any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities consisting of or including (among other liabilities) three-month U.S. Dollar non-personal time deposits in the United States, plus (C) the average during such three-week period of the annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring U.S. Dollar deposits of Citibank in the United States; and

                (iii) 1/2 of 1% per annum above the fluctuating interest rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day for such transactions received by Citibank from three Federal funds brokers of recognized standing selected by it.

        "Amortization Period" means the period beginning on the Termination Date and ending upon the payment in full to each Owner of each Purchased Interest of the Capital with respect thereto, all accrued and unpaid yield thereon and all other amounts owed to any Beneficiaries under any Purchase Document.

        "Arrangement Fee" has the meaning specified in Section 2.08.

        "Assignee" means any Person as the assignee of all or any portion of any Purchased Interest pursuant to Section 9.01.

        "Assignee Rate" means, with respect to any Purchased Interest for any period, an interest rate per annum equal to the Adjusted Eurodollar Rate plus 3%; provided, however, that if (i) it shall become unlawful for any Bank to obtain funds in the London interbank market in order to purchase, fund or maintain any Purchased Interest hereunder or deposits in dollars (in the applicable amounts) are not being offered by banks in the London interbank market, or (ii) any Bank is unable to establish the Adjusted Eurodollar Rate for any applicable period due to the amount of applicable Capital to which the Adjusted Eurodollar Rate is to be applied, the period in respect of which the Adjusted Eurodollar Rate is to be applied, or circumstances affecting the London interbank market generally or (iii) a majority of Owners notifies the Seller and the Agent of their determination that the Adjusted Eurodollar Rate will not adequately reflect the cost of funding or maintaining any Purchased Interest hereunder (until a majority of Owners shall have notified the Seller and the Agent that such majority has determined that the Adjusted Eurodollar Rate will adequately reflect such cost), then, in each case, the Assignee Rate shall be the Alternate Base Rate in effect from time to time; provided further that if (i) any Purchase is made on a day which is not the first day of an Interest Period, and (ii) any Purchase is made without the Agent having received notice in writing thereof by 11:00 a.m. (New York City time) on the third Business Day prior to the date of such Purchase, then, in each case, the Assignee Rate shall, in respect of the Purchased Interest so purchased, be the Alternate Base Rate in effect from time to time; provided that following the occurrence and during the continuation of an Event of Termination, the "Assignee Rate" shall be the applicable interest rate per annum determined pursuant to the provisions set forth above plus 2% per annum.

        "Assignment" means an assignment by the Seller to the Agent in substantially the form of Exhibit A hereto, evidencing ownership of a Purchased Interest.

        "Available Investments" means (i) short-term obligations of the United States or any agency thereof, (ii) commercial paper issued from time to time by the Purchaser, and any commercial paper having, at the time of acquisition thereof, a rating of A-1 or better from S&P or P-1 from Moody's, (iii) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating at the time of such investment, in the highest investment category granted by S&P and Moody's (including, without limitation, funds for which the Trustee or any of its Affiliates is investment manager or investment adviser) and (iv) in connection with any Purchased Interest, other promissory notes, certificates of deposit or other debt instruments selected by the Owner of such Purchased Interest and approved by the Agent.

        "Average Maturity" means, on any day, that period (expressed in days) equal to the average maturity of the Subject Receivables as shall be calculated by the Collection Agent as set forth in the most recent Purchaser Report in accordance with the provisions thereof; provided, however, that, if the Agent, upon consultation with Maxtor, shall in its reasonable judgment disagree with any such calculation, the Agent may recalculate the Average Maturity for such day.

        "Banks" means the banks and financial institutions and other institutional lenders (other than the Agent) parties to this Agreement, together with their successors and assigns.

        "Beneficiaries" means the Trustee, the Purchaser, the Banks, the Owners, the Participants and the Agent.

        "Breakage Costs" means, with respect to a Bank and for each reduction of Capital for a Purchased Interest other than such reductions occurring on a Settlement Date, an amount equal to the sum of (i) the additional interest at the Assignee Rate (calculated without taking into account any breakage costs) which would have accrued on an amount equal to the amount of such reduction, or its pro rata portion thereof, from the time of such reduction through the last day of the period for which the Adjusted Eurodollar Rate has been set minus (ii) the income received by such Bank through the last day of such period from investing the proceeds of such reductions, or its pro rata portion of such proceeds, plus
(iii) any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund or maintain its share of such Capital; provided that, if the Assignee Rate at the time of such reduction is determined by reference to the Alternate Base Rate, then the amount under this clause shall be deemed to be zero.

        "Business Day" means any day on which banks are not authorized or required to close in New York City and, in connection with the Adjusted Eurodollar Rate, on which dealings are carried on in the London interbank market.

        "Capital" of any Purchased Interest means, at any time, the original amount paid to the Seller for such Purchased Interest at the time of its acquisition by the Secondary Purchasers pursuant to Sections 2.01 and 2.02, in each case reduced from time to time by Collections distributed on account of such Capital pursuant to Section 2.06; provided that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution, as though it had not been made.

        "Citibank" means Citibank, N.A., a national banking association.

        "Closing Date" means the date on which the initial Purchase is made under the Receivables Purchase and Sale Agreement.

        "CNAI" has the meaning specified in the recital of parties to this Agreement.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "Collection Agent" has the meaning specified in the recital of parties to this Agreement.

        "Collection Agent Fee" has the meaning specified in Section 2.08.

        "Collection Date" means the date following the earlier to occur of (i) the Settlement Date on which the aggregate Capital for all Purchased Interests shall have been reduced to zero and each of the Indemnified Parties shall have received all Yield, Collection Agent Fees, Trustee's Fee and other fees and other amounts payable to it hereunder and under the other Purchase Documents, with respect to the Purchased Interests or otherwise and (ii) the date occurring two years after the Termination Date, provided that the Seller, the Company, Maxtor and the Selling Affiliates, respectively, shall have paid in fall all amounts owed by them hereunder and under the other Purchase Documents prior to such date.

        "Collection Delay Period" means ten (10) Business Days or such other number of days as the Agent may reasonably select upon three (3) Business Days' notice to the Seller.

        "Collections" means, with respect to any Receivable, all cash collections and other cash proceeds of such Receivable, including, without limitation, all cash proceeds of finance charges and Related Security with respect to such Receivable, and any Collection of such Receivable deemed to have been received pursuant to Section 2.05(f), and shall also include all investments, and all amounts earned as a result of such investments, of the Collections held by the Agent pursuant to Sections 6.06 and 6.07.

        "Company" means Hyundai Heavy Industries Co., Ltd., a company incorporated and existing under the laws of the Republic of Korea.

        "Company/Maxtor Agreement" means an agreement in substantially the form of Exhibit D-1 hereto, duly executed and delivered by the parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Company/Seller Agreement" means an agreement in substantially the form of Exhibit D-2 hereto, duly executed and delivered by the parties thereto, as such agreement may be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Concentration Account" has the meaning specified in Section 6.06(a).

        "Concentration Account Bank" has the meaning specified in Section
6.06(a).

        "Concentration Limit" means, for any Designated Obligor at any time, a figure equal to the greater of: (a) 5%, and (b) the amount specified by the Agent to the Seller in writing from time to time; provided that, the Agent may cancel any "Concentration Limit" at any time upon three Business Days' notice to the Seller; provided further that in the case of a Designated Obligor and any Affiliated Obligor, the "Concentration Limit" for such Obligor shall be calculated as if such Obligor and such Affiliated Obligor are one Obligor.

        "Consent and Agreement" means a consent and agreement of a Selling Affiliate, in form and substance reasonably satisfactory to the Agent, with respect to the Selling Affiliate Receivables Contribution and Sale Agreement of such Selling Affiliate and the rights and interests of the Seller with respect thereto in which an interest is granted hereunder, as such consent and agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof.

        "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Debt, lease, dividend, letter of credit or other obligation of another Person, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made, or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including, without limitation, any such obligation for which that Person is in effect liable through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain the solvency or any balance sheet, income or other financial condition of the obligor of such obligation, or to make payment for any products, materials or supplies or for any transportation, services or lease regardless of the non-delivery or non-furnishing thereof, in any case if the purpose or intent of such agreement is to provide assurance that such obligation will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such obligation will be protected (in whole or in part) against loss in respect thereof. The amount of any Contingent Obligation shall be equal to the amount of the obligation so guaranteed or otherwise supported.

        "Contract" means an agreement between Maxtor or a Selling Affiliate and an Obligor, in substantially the form of one of the forms of written contract set forth in Schedule III hereto or otherwise approved by the Agent (or, for Receivables with respect to which "Purchased Interests" have been repurchased by Maxtor pursuant to the Repurchase Agreement, as otherwise approved by the Agent under the Original Agreement), or in the case of an open account agreement, as evidenced by one of the forms of invoices set forth in Schedule III hereto or otherwise approved by the Agent (which approval shall not be unreasonably withheld), pursuant to or under which such Obligor shall be obligated to pay for merchandise or services from time to time (whether such merchandise or services are to be furnished to such Obligor or to an Affiliate of such Obligor specified in such Contract).

        "Corporate Trust Office" has the meaning specified in Section 11.13.

        "Credit and Collection Policy" means (i) those credit and collection policies and practices of the Seller in effect on the date hereof and described in Schedule II hereto, relating to Contracts and Receivables, and (ii) in the case of any Person becoming a Selling Affiliate after the date hereof, those credit and collection policies and practices of such Selling Affiliate in effect on the date on which such Person shall become a Selling Affiliate and described in Schedule II to the Selling Affiliate Receivables Contribution and Sale Agreement of such Selling Affiliate, relating to Contracts and Receivables, in each case of clauses (i) and (ii) as modified in compliance with Section 5.03(c).

        "Cure Account" has the meaning specified in Section 6.07.

        "Cure Funds" means Collections which, from time to time, are deposited into the Cure Account.

        "Cure Period" means the period beginning on and including a Pool Non-compliance Date and ending on but excluding the earlier of (a) the first date thereafter on which the Net Subject Receivables Balance equals or exceeds the Required Net Subject Receivables Balance and (b) the fifth consecutive Business Day following the occurrence of such Pool Non-compliance Date.

        "Daily Report" means an Officer's Certificate of the Collection Agent substantially in the form of Exhibit I hereto.

        "Debt" means (i) indebtedness for borrowed money, (ii) obligations evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations with a term in excess of 90 days to pay the deferred purchase price of property or services, (iv) obligations as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, and (v) obligations under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (iv) above.

        "Default Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Receivables that became Defaulted Receivables during the Fiscal Month most recently ended on or before such date by (ii) the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Seller during the fourth Fiscal Month immediately preceding the Fiscal Month most recently ended on or before such date, provided that the "Default Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01 (z).

        "Default Termination Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Defaulted Receivables on such date by (ii) the aggregate Outstanding Balance of all Receivables as of such date, provided that the "Default Termination Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to
Section 3.01(z).

        "Defaulted Receivable" means a Receivable:

                (i) as to which any payment, or part thereof, remains unpaid for 91 days or more from the original due date for such payment;

                (ii) as to which the Obligor thereof has taken any action, or suffered any event to occur, of the type described in Section 7.01 (g); or

                (iii) which, consistent with the applicable Credit and Collection Policy, would be written off the Seller's, Maxtor's or any Selling Affiliate's books, as applicable, as uncollectible.

        "Delinquency Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) the aggregate Outstanding Balance of all Receivables that were Delinquent Receivables on such day by (ii) the aggregate Outstanding Balance of all Receivables on such day; provided that the "Delinquency Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section
3.01 (z).

        "Delinquent Receivable" means a Receivable that is not a Defaulted Receivable and:

                (i) as to which any payment, or part thereof, remains unpaid for 31 days or more from the original due date for such payment; or

                (ii) which, consistent with the applicable Credit and Collection Policy, would be classified as delinquent by the Seller, Maxtor or any Selling Affiliate, as applicable.

        "Deposit Date" means each Business Day on which any Collections are deposited in the Concentration Account.

        "Designated Obligor" means, at any time, each Obligor; provided, however, that any Obligor shall cease to be a Designated Obligor upon at least three Business Days' notice by the Agent to the Seller, or by the Seller to the Agent.

        "Dilution Horizon Factor" means, as of any date, the fraction (i) the numerator of which is the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Eligible Receivables and Foreign Receivables acquired by the Seller during the two Fiscal Months most recently ended on or before such date and (ii) the denominator of which is the Outstanding Balance of all Eligible Receivables as of the last day of the Fiscal Month most recently ended on or before such date; provided that the "Dilution Horizon Factor" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01
(z).

        "Dilution Ratio" means, as of any date, a fraction (expressed as a percentage), the numerator of which is (i) the aggregate Dilutions recorded during the Fiscal Month most recently ended on or before such date, and the denominator of which is (ii) the aggregate Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables that were acquired by the Seller during the second Fiscal Month most recently ended on or before such date; provided that the "Dilution Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered pursuant to Section 3.01 (z).

        "Dilution Reserve" or "DR" means, on any date, an amount equal to:




                   DR       =     NSRB x DRP

where:             NSRB     =     Net Subject Receivables Balance as of the
                                  close of such Business Day

                   DRP      =     The Dilution Reserve Percentage, as of the
                                  close of business of the Collection Agent on such date.

        "Dilution Reserve Percentage" means, as of any date, the product of (A) the sum of (i) the product of (x) one and one-half (1.5) (y) the average of the Dilution Ratios calculated for each of the twelve (12) Fiscal Months most recently ended on or before such date and (ii) the Dilution Volatility Factor as of such date, and (B) the Dilution Horizon Factor as of such date.

        "Dilution Volatility Factor" means, as of any date, a percentage equal to the product of (A) the amount by which (i) the highest Dilution Ratio calculated for any Fiscal Month during the 12 Fiscal Month period most recently ended on or before such date exceeds (ii) the average of the Dilution Ratio calculated for each Fiscal Month during such period, and (B) the ratio of (i) the highest Dilution Ratios calculated for any Fiscal Month during such period to (ii) the average of the Dilution Ratios calculated for each Fiscal Month during such period.

        "Dilutions" means, for any period, the aggregate amount of any reductions or cancellations of the Outstanding Balance of the Subject Receivables for any reason other than (i) the Obligors in respect thereto having made payments thereon; or (ii) the Seller having written off such Subject Receivables in accordance with the Credit and Collection Policy.

        "Dynamic Loss Reserve Percentage" means, as of any date, the product of
(i) the highest average of Default Ratios for any period of three (3) consecutive Fiscal Months, ending during the preceding twelve (12) Fiscal Months, (ii) two (2), and (iii) the Loss Horizon Ratio as of such date.

        "Eligible Institution" means a depository institution organized under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank authorized under any such laws), (a) whose senior long-term unsecured debt obligations are rated at least A- or better by S&P and A3 or better by Moody's, and (b) which is subject to regulation regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b), if applicable, and (c) which has a combined capital and surplus of at least $100,000,000.

        "Eligible Receivable" means, at any time, a Receivable:

                (i) the Obligor of which is a United States resident, is not an Affiliate of any of the parties hereto or of any Selling Affiliate at such time, and is not a government or a governmental subdivision or agency;

                (ii) the Obligor of which at the time of any Purchase of an interest therein under this Agreement is a Designated Obligor;

                (iii) the Obligor of which at the time of any Purchase of an interest therein under this Agreement is not the Obligor of Defaulted Receivables in an aggregate amount in excess of 10% of the aggregate Outstanding Balance of all Subject Receivables of such Obligor;

                (iv) which at the time of any Purchase of an interest therein under this Agreement is not a Defaulted Receivable or Delinquent Receivable except for Delinquent Receivables at the time of the initial purchase hereunder which were "Delinquent Receivables" under the Original Agreement;

                (v) which, according to the Contract related thereto, is required to be paid in full either (x) within no more than 90 days, of the original billing date;

                (vi) which is an account receivable representing all or part of the sales price of merchandise, insurance and services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended;

                (vii) a purchase of which with the proceeds of notes would constitute a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended;

                (viii) which is an "account" within the meaning of Section 9-106 of the UCC of the jurisdiction(s) the law of which governs the perfection of the interest created by any Purchased Interest;

                (ix) which is denominated and payable only in U.S. dollars in the United States;

                (x) which is assignable and arises under a Contract which has been duly authorized, executed and delivered by each of the parties thereto and which, together with such Receivable, is in full force and effect and on the date of acquisition thereof by the Seller constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms, has not been subordinated by the Seller, Maxtor or the Selling Affiliate, as applicable, to any other indebtedness of such Obligor and is not subject to any existing, asserted or effected dispute, offset, counterclaim or defense whatsoever (except the discharge in bankruptcy or other insolvency proceeding of such Obligor);

                (xi) which, together with the Contract related thereto, on the date of acquisition thereof by the Seller does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, consumer protection, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

                (xii) with respect to which performance (other than by the Obligor thereof, or by the Seller, Maxtor or any Selling Affiliate, as applicable, under any related warranty to the extent not required to have been performed by the Seller, Maxtor or such Selling Affiliate by the time of determination) under the related Contract has been completed;

                (xiii) which is, concurrently with the time of the acquisition thereof by the Seller, legally and beneficially owned by the Seller free and clear of any Adverse Claim except as created hereunder;

                (xiv) which (A) on the date of the acquisition thereof by the Seller satisfies all applicable requirements of the applicable Credit and Collection Policy and (B) complies with such other criteria and requirements (other than those relating to the collectibility of such Receivable) as the Agent may from time to time reasonably specify to the Seller prior to such date; and

                (xv) as to which, at least five Business Days prior to the date of acquisition thereof by the Seller, the Agent has not notified the Seller that the Agent has determined, in its reasonable discretion, that such Receivable (or class of Receivables) is not acceptable for purchase by the Secondary Purchasers hereunder.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

        "ERISA Affiliate" means any Person who for purposes of Title IV of ERISA is a member of the Seller's, Maxtor's or any Selling Affiliate's controlled group, or under common control with the Seller, Maxtor or any Selling Affiliate, within the meaning of Section 414 of the Code.

        "ERISA Event" means (i) the occurrence with respect to a Plan of a reportable event, within the meaning of Section 4043 of ERISA, unless the 30-day notice requirement with respect thereto has been waived by the PBGC; (ii) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041 (e) of ERISA);
(iii) the cessation of operations at a facility of the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof in the circumstances described in Section 4062(e) of ERISA; (iv) the withdrawal by the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA; (v) the conditions set forth in Section 302(f)(1)(A) and (B) of ERISA to the creation of a lien upon property or rights to property of the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof for failure to make a required payment to a Plan are satisfied; (vi) the adoption of an amendment to a Plan requiring the provision of security to such Plan, pursuant to Section 307 of ERISA; or (vii) the institution by the PBGC of proceedings to terminate a Plan, pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that could constitute grounds for the termination of, or the appointment of a trustee to administer, a Plan.

         "Eurodollar Increased Costs" means an increase in the cost to any Owner of agreeing to purchase or purchasing, or maintaining the ownership of, any Purchased Interest in respect of which Yield is computed by reference to the Adjusted Eurodollar Rate due to either (i) the introduction of or any change (other than any change by way of imposition or increase of the Eurodollar Reserve Percentage) in or in the interpretation of any law or regulation, or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law).

        "Eurodollar Reserve Percentage" means, with respect to any Purchased Interest for any period, the reserve percentage applicable two Business Days before the first day of such period under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) (or, if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such period during which any such percentage shall so be applicable) for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank with respect to liabilities or assets consisting of or including "eurocurrency liabilities" as that term is used in Regulation D, as in effect from time to time, of the Board of Governors of the Federal Reserve System (or with respect to any other category of liabilities that includes deposits by reference to which the Adjusted Eurodollar Rate is determined) having a term equal to such period.

        "Event of Insecurity" means any Event of Termination or Incipient Event of Termination or any failure of any condition set forth in Section 3.02(b)(iv) to be satisfied, provided, that the Seller is promptly notified of any such failure (if such failure or event occurs as a result of a deemed rating) of any condition set forth in Section 3.02(b)(iv).

        "Event of Termination" has the meaning specified in Section 7.01.

        "Facility" means the Commitment of each Secondary Purchaser to purchase from the Seller Purchased Interests from time to time pursuant to the terms hereof.

        "Facility Fee" has the meaning specified in Section 2.08.

        "Facility Termination Date" means the earlier of April 6, 1999 or the date of termination of the Facility pursuant to Section 2.03 or Section 7.01.

        "Fee Letter" means the letter agreement regarding additional fees, dated the date hereof, between the Seller and the Agent, as such letter agreement may from time to time be amended, modified or supplemented pursuant to the terms thereof.

        "Financial Officer" means, with respect to any Person, the chief financial officer, treasurer, controller or other officer or member of management of such Person with significant responsibility for the financial affairs of such Person.

        "Fiscal Month" means an accounting period of such number of consecutive days commencing on the day after the day as of which Maxtor closes its books of account for a month and ending on the day as of which Maxtor next closes its books of account for a month, as Maxtor may from time to time specify in writing to the Agent; provided that 12 of such consecutive accounting periods shall constitute a fiscal year of Maxtor.

        "GAAP" means generally accepted accounting principles in the United States of America, consistently applied, in effect from time to time.

        "HC" means Hyundai Corporation, a company duly organized under the laws of the Republic of Korea.

        "HEA" means Hyundai Electronics America, a California corporation.

        "HEI" means Hyundai Electronics Industries Co., Ltd., a company incorporated and existing under the laws of the Republic of Korea.

        "HMM" means Hyundai Merchant Marine Co., Ltd., a company duly organized under the laws of the Republic of Korea.

        "Incipient Event of Termination" means an event which would constitute an Event of Termination but for the requirement that notice be given or time elapse or both.

        "Included Foreign Country" means a Tier I Foreign Country or a Tier II Foreign Country.

        "Included Foreign Receivable" means, at any time, a Receivable of an Obligor located in any Included Foreign Country which is not an Eligible Receivable but would qualify as an Eligible Receivable except that the Obligor of such a Receivable is not a United States resident.

        "Indemnified Party" means the Secondary Purchasers, any Bank, CNAI, the Trustee, any Owner, any Participant, the Agent, or any Affiliate of any thereof and their respective officers, directors, employees and agents.

        "Insufficiency" means, with respect to any Plan, the amount, if any, of its unfunded benefit liabilities, as defined in Section 4001 (a)(18) of ERISA.

        "Interest Period" means:

                (i) with respect to the Alternate Base Rate, the period from the Closing Date to the end of the first Settlement Period ending after the Closing Date and thereafter a period equal to each Settlement Period, and

                (ii) with respect to the Adjusted Eurodollar Rate, the period from the Closing Date to the first Settlement Date after the Closing Date and thereafter a period from each Settlement Date to the first or, upon the request of the Seller and with the consent of the Agent, second or third next succeeding Settlement Date; provided, however, that, with respect to any Interest Period ending on such second or third next succeeding Settlement Date, for purposes of calculating "Yield" and the "Yield/Fee Reserve" for any Purchased Interest with respect to


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
        any Settlement Date occurring prior to the end of such Interest Period, the "Interest Period" shall be deemed for purposes of such calculations to be the period from the previous Settlement Date to such Settlement Date.

        "Limited Foreign Country" means any Included Foreign Country designated as a "Limited Foreign Country" in a Limited Foreign Country Notice which (i) is delivered by the Agent to the Seller at least three Business Days prior to the effectiveness of such designation at any time on or after any date on which (A) the long-term public senior debt securities of such Included Foreign Country shall not have a rating by S&P and Moody's, respectively, at least as high as the rating of such debt securities by S&P and Moody's, respectively, on the date hereof or, if later, the date such Limited Foreign Country became an Included Foreign Country hereunder, (B) the Agent shall have determined that the Secondary Purchasers or any other applicable Owner, as the case may be, does not have a valid and perfected first priority ownership interest in any Subject Receivable owed by any Obligor which is a resident of such Included Foreign Country enforceable under the laws of such Included Foreign Country or the Agent shall have determined that it, for the benefit of the Beneficiaries, does not have a valid and perfected first priority security interest in such Subject Receivable, (C) any of the Company's long-term public senior debt securities are not rated at least BB+ by S&P and at least Bal by Moody's or, if such securities are not rated by S&P and Moody's, any of such securities do not have a deemed rating of at least BBB- and Baa3, as determined by the Agent in its sole discretion, (D) either S&P or Moody's shall have requested such designation or
(E) there shall have been a material adverse change in the consolidated financial condition, or the consolidated results of the operations of Maxtor and its subsidiaries since December 30, 1996 except as and to the extent projected or otherwise disclosed in Maxtor's quarterly reports on Form 10-Q for the fiscal quarters ending March 29, 1997, June 28, 1997 and September 27, 1997 or in
Schedule V hereto, and (ii) specifies the reason for such designation.

        "Limited Foreign Country Limit" means, with respect to any Limited Foreign Country, the lesser of (i) a limit (which may be zero), on the aggregate Outstanding Balance of Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of such Limited Foreign Country, established pursuant to a Limited Foreign Country Notice and (ii) a limit on the aggregate Outstanding Balance of Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of Tier II Foreign Countries equal to the product of (a) the percentage referred to in clause (a) of the definition of "Concentration Limit" multiplied by (b) the Net Subject Receivables Balance as of such date.

        "Limited Foreign Country Notice" means a written notice by the Agent to the Seller delivered in accordance with the definition of Limited Foreign Country with respect to any Included Foreign Country, establishing for such Included Foreign Country a Limited Foreign Country Limit.

        "Lock Box Account" has the meaning specified in Section 6.06(b).

        "Lock Box Agreement" has the meaning specified in Section 6.06(b).

        "Lock Box Bank" has the meaning specified in Section 6.06(b).

        "Loss Horizon Ratio" means, as of any date, the fraction (i) the numerator of which is the Outstanding Balance (measured for each Receivable at the time of acquisition) of all Receivables acquired by the Seller during the four Fiscal Months most recently ended on or before such date and (ii) the denominator of which is the Outstanding Balance of all Eligible Receivables and Included Foreign Receivables as of such date, provided that the "Loss Horizon Ratio" with respect to any date prior to the Closing Date shall be set forth on Schedule A to the Purchaser Report delivered Section 3.01(2).

        "Loss Reserve" or "LR" means, on any date, an amount equal to:

                   LR     =    NSRB x LRP

        where:     NSRB   =    Net Subject Receivables Balance as of the close
                               of  such Business Day

                   LRP    =    The Loss Reserve Percentage as of the close of
                               business of the Collection Agent on such date.

        "Loss Reserve Percentage" means, as of any date, the greatest of (a) 10%, (b) four (4) times the percentage referred to in clause (a) of the definition of "Concentration Limit" and (c) the Dynamic Loss Reserve Percentage.

        "Loss-to-Liquidation Ratio" means, as of any date, the ratio (expressed as a percentage) that is obtained by dividing (i) an amount equal to the aggregate Outstanding Balance of all Receivables that were written off by the Seller, or that should have been written off by the Seller in accordance with the Credit and Collection Policy, during the Fiscal Month most recently ended on or before such date by (ii) the aggregate amount of Collections (other than any deemed Collections) received during such Fiscal Month.

        "Maxtor" has the meaning specified in Preliminary Statement 2 to this Agreement.

        "Maxtor Agreement" means an agreement in substantially the form of Exhibit J hereto, duly executed and delivered by the parties thereto, as such agreement may from time to time be amended, supplemented or otherwise modified pursuant to the terms thereof and hereof.

        "Moody's" means Moody's Investors Service, Inc., or any successor thereof.

        "Multiemployer Plan" means a multiemployer plan, as defined in Section 4001 (a)(3) of ERISA, to which the Seller, Maxtor or any Selling Affiliate or any ERISA Affiliate of any thereof is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

        "Multiple Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Seller, Maxtor or any Selling Affiliate or an ERISA Affiliate of any thereof and at least one Person other than the Seller, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates or (ii) was so maintained and in respect of which the Seller, Maxtor or any Selling Affiliate, respectively, or such an ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

        "Net Subject Receivables Balance" means, at any time, the excess of (i) the Outstanding Balance of the Subject Receivables existing at such time which are Eligible Receivables or Included Foreign Receivables over (ii) the sum of, without duplication (A) the Outstanding Balance of such Subject Receivables that have become Defaulted Receivables at such time, plus (B) the aggregate amount by which the aggregate Outstanding Balance of all Subject Receivables owed by each Obligor existing at such time exceeds the product of (1) the Concentration Limit for such Obligor as of such date multiplied by (2) the Net Subject Receivables Balance as of such date plus (C) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are owed by Obligors which are residents of a Tier II Foreign Country exceeds 10% of the aggregate Outstanding Balance of all Eligible Receivables and Included Foreign Receivables as of such date, plus (D) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are Included Foreign Receivables owed by Obligors which are residents of any Limited Foreign Country at such time therefor exceeds the Limited Foreign Country Limit for such Limited Foreign Country, plus (E) the aggregate amount by which the aggregate Outstanding Balance of all such Subject Receivables which are Included Foreign Receivables exceeds 35% of the Net Subject Receivables Balance as of such date, plus (F) the aggregate amount of Collections deposited in the Concentration Account at such time for payment of any Subject Receivable the Obligor of which has not been identified, plus (G) the aggregate Outstanding Balance of all Subject Receivables in respect of which any credit memo is outstanding and unapplied at such time, plus (H) the amount, if any, by which (i) the aggregate Outstanding Balance of all Eligible Receivables required to be paid in full within more than 60 days, but not more than 90 days, of the original billing date therefor, exceeds (ii) 5% of the aggregate Outstanding Balance of all Eligible Receivables and Included Foreign Receivables as of such date. As used in this definition, "Net Subject Receivables Balance" means the "Net Subject Receivables Balance" means the "Net Subject Receivables Balance" as disclosed on the Daily Report.

        "Obligor" means a Person (other than the Seller, Maxtor or any Selling Affiliate) which is obligated to make payments pursuant to a Contract of the type described in the definition of the term "Contract" contained in this
Section 1.01.

        "Officer's Certificate" means a certificate signed by a Financial Officer of the Seller or Collection Agent and delivered to the Trustee.

        "Original Agreement" has the meaning specified in Preliminary Statement 2 to this Agreement.

        "Outstanding Balance" of any Receivable at any time means-the then outstanding principal balance thereof.

        "Owner" means, for each Purchased Interest, upon the making of the Purchase thereof, each Secondary Purchaser; provided, however, that, upon any assignment of all or any portion of such Purchased Interest pursuant to Article IX, the Assignee thereof shall be the Owner thereof to the extent of such assignment.

        "Owner Collections" means, as of any date, that portion of the Collections deposited to the Concentration Account on such date equal to the product of (A) the Allocation Percentage on such date and (B) the aggregate amount of such Collections.

        "Participant" means, at any time for each Purchased Interest, each Person which at such time shall have purchased from the Secondary Purchaser which originally purchased such Purchased Interest or any successive Assignee thereof an undivided interest in such Purchased Interest or shall have made a commitment to the Agent to so purchase such an interest.

        "PBGC" means the Pension Benefit Guaranty Corporation or any successor thereto performing similar functions.

        "Person" means an individual, partnership, corporation (including a business trust), joint stock company, limited liability company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

        "Plan" means a Single Employer Plan or a Multiple Employer Plan.

        "Pool Non-Compliance Date" means any day on which the Net Subject Receivables Balance falls below the Required Net Subject Receivables Balance.

        "Program Fee" has the meaning specified in Section 2.08.

        "Pro Rata Share" means, for each Secondary Purchaser, the percentage for such Secondary Purchaser set forth on Schedule VII hereto, which percentage together with such percentages for all other Secondary Purchasers shall in the aggregate equal 100%.

        "Purchase" means a purchase by the Secondary Purchasers of a Purchased Interest from the Seller pursuant to Article II hereof.

        "Purchase Date" means, for any Purchased Interest, the date as of which such Purchased Interest shall be purchased by the Secondary Purchasers from the Seller pursuant to Article II.

        "Purchase Documents" means this Agreement, the Receivables Purchase and Sale Agreement, the Repurchase Agreement, the Assignments, the Receivables Contribution and Sale Agreement, each Selling Affiliate Receivables Contribution and Sale Agreement, the Company/Maxtor Agreement, the Company/Seller Agreement, the Maxtor Agreement, each

Consent and Agreement and the Fee Letter, and the documents and instruments delivered in connection herewith and therewith.

        "Purchased Interest" means, at any time on any date, an undivided percentage ownership interest of the Secondary Purchasers at such time in (i) all then outstanding Subject Receivables arising prior to the time of the most recent computation or recomputation of such undivided percentage interest pursuant to Section 2.04, (ii) all Related Security with respect to such Subject Receivables, (iii) all Collections with respect to, and other proceeds of, such Subject Receivables and Related Security and (iv) the Additional Assigned Rights. Such undivided percentage interest shall be a fraction expressed as a percentage and shall be computed as follows:

                              C + TR
                              ------
                               NSRB

         where:       C  =    the Capital of such Purchased Interest at the
                              time of computation.

                     TR  =    the Total Reserves with respect to such
                              Purchased Interest at the time of computation.

                   NSRB  =    the Net Subject Receivables Balance at the time
                              of computation.

Each Purchased Interest shall be determined from time to time pursuant to the provisions of Section 2.04 giving effect to the deposit of Owner Collections to the Seller's Account as provided in Section 2.05.

        "Purchase Limit" means, with respect to the Receivables Purchase and Sale Agreement and this Agreement, in the aggregate, $150,000,000, as such amount may be reduced pursuant to Section 2.03; provided, however, that on and as of the Closing Date the Purchase Limit means, with respect to the Receivables Purchase and Sale Agreement and this Agreement, in the aggregate, $100,000,000, as such amount may be reduced pursuant to Section 2.03, until all of the following conditions have been satisfied: (i) no Event of Insecurity has occurred and is continuing, (ii) the Seller has provided to the Agent all reports and information required to be provided by it under this Agreement, including, without limitation, the Purchaser Report dated as of the Closing Date (and all Purchaser Reports required to be provided thereafter) and each Daily Report required hereunder, and such other reports and information as the Agent may request, (iii) each of the documents referred to in Sections 3.01
(o),(p),(q) and (r) shall have been delivered to the Agent, in form and substance satisfactory to it in its sole discretion, and (iv) all of the credit facilities of Maxtor shall have been amended or any defaults thereunder waived or cured all on terms satisfactory to the Agent in its sole discretion.

        "Purchase Price" means, for any Purchased Interest, the original amount paid to the Seller for such Purchased Interest by the Secondary Purchasers pursuant to Section 2.02(c).

        "Purchaser" has the meaning specified in the recital of parties to this Agreement.

        "Purchaser Report" means a report, in substantially the form of Exhibit B hereto, furnished by the Collection Agent and to the Agent and the Trustee for each Owner pursuant to Section 2.06(e).

        "Receivable" means the indebtedness of any Obligor under a Contract of the type described in the definition of the term "Contract" arising from a sale of merchandise or services by Maxtor or by any Selling Affiliate (whether such merchandise or services are to be furnished to such Obligor or to an Affiliate of such Obligor specified in such Contract), and includes the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto.

        "Receivables Contribution and Sale Agreement" means a receivables contribution and sale agreement in substantially the form of Exhibit H hereto, entered into by Maxtor and the Seller, as amended, supplemented or otherwise modified from time to time.

        "Receivables Purchase and Sale Agreement" has the meaning specified in the Preliminary Statements.

        "Related Security" means with respect to any Receivable:

                (i) all of the Seller's, Maxtor's and the Selling Affiliates' interest in the merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable;

                (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable; and

                (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

        "Repurchase Agreement" has the meaning specified in Preliminary Statement 3 to this Agreement.

        "Required Net Subject Receivables Balance" means, as of any day of determination, the sum of (i) the Total Reserves as of such day, plus (ii) the aggregate Capital outstanding for all Purchased Interests on such day (computed as if reduced by the aggregate amount of Cure Funds held in the Cure Account).

        "Responsible Official" means, when used with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee including any Managing Director, Vice-President, Assistant Vice-President, Assistant Secretary, Assistant Treasurer or any other officer of the Trustee who customarily performs functions similar to those performed by any of the above designated Persons who at the time shall be such officers, respectively, and also, with respect to a particular matter, any other officer to whom any matter is referred because of such officer's knowledge of and familiarity with the particular subject.

        "Revolving Period" means the period beginning on the Closing Date and terminating on the close of business on the Business Day immediately preceding the Termination Date.

        "Secondary Purchasers" has the meaning specified in the recital of parties to this Agreement.

        "Secondary Purchasers Fee" has the meaning specified in Section 2.08.

        "Seller" has the meaning specified in the recital of parties to this Agreement.

        "Seller Assets" means all of the Seller's right, title and interest in, to and under all Receivables, all Related Security with respect thereto, all Collections with respect thereto, all the Seller's rights, remedies, powers and privileges with respect to such Receivables and the related Contracts existing at the close of business of Maxtor on the Closing Date and arising from time to time thereafter, all Additional Assigned Rights of the Seller, and all proceeds of each of the foregoing.

        "Seller Collections" means, with respect to any date, that portion of the Collections deposited to the Concentration Account equal to the product of
(i) 100% minus the Allocation Percentage on such date times (ii) the aggregate amount of such Collections.

        "Seller's Account" has the meaning specified in Section 2.02(b).

        "Selling Affiliate" means any Affiliate of the Seller which shall have been identified by the Seller to the Agent, and approved by the Agent, in writing as a "Selling Affiliate", provided that each such Affiliate (and, in the case of the Selling Affiliate Receivables Contribution and Sale Agreement, the Seller) shall have executed and delivered to the Agent a Selling Affiliate Receivables Contribution and Sale Agreement and a Consent and Agreement hereunder and under the Receivables Purchase and Sale Agreement, and shall have furnished to the Agent, in form and substance reasonably satisfactory to the Agent, (i) documents of the type described in Section 3.01 relating to such Affiliate, such Selling Affiliate Receivables Contribution and Sale Agreement, such Consent and Agreement and the Seller and (ii) the consent of the Company to the addition of such Affiliate as a "Selling Affiliate" hereunder and under the Receivables Purchase and Sale Agreement, an agreement substantially similar to the Company/Maxtor Agreement with respect to such Affiliate and its Selling Affiliate Receivables Contribution and Sale Agreement, and documents for the Company of the type described in Sections 3.01(o), (p),

(q) and (r) hereof and of the Receivables Purchase and Sale Agreement and relating to such consent.

        "Selling Affiliate Receivables Contribution and Sale Agreement" means, with respect to any Selling Affiliate, a receivables contribution and sale agreement, substantially in the form of Exhibit H hereto, between the Seller and such Selling Affiliate.

        "Settlement Date" means the eighth Business Day of any calendar month.

        "Settlement Period" for any Purchased Interest means (i) each period commencing on the first day of a calendar month and ending on the last day of such calendar month for such Purchased Interest; and, on and after the Termination Date for such Purchased Interest, such period (including, without limitation, a period of one day) as shall be selected from time to time by the Agent or, in the absence of any such selection, each period of thirty (30) days from the last day of the immediately preceding Settlement Period and (ii) in the event Maxtor is no longer acting as Collection Agent, a period of one day.

        "Single Employer Plan" means a single employer plan, as defined in
Section 4001(a)(15) of ERISA, that (i) is maintained for employees of the Seller or an ERISA Affiliate and no Person other than the Seller and its ERISA Affiliates or (ii) was so maintained and in respect of which the Seller or an ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

        "S&P" means Standard & Poor's Ratings Services, a division of the McGraw-Hill Companies, Inc., or any successor thereof.

        "Subject Receivable" means, at any time, any Receivable in respect of which the Obligor is a Designated Obligor at such time or was a Designated Obligor on the date of Purchase of an interest therein hereunder other than any such Receivable (x) which shall have been repurchased by the Seller as contemplated by Section 2.05 (and in respect of which the Agent or any Owner has not been required to return all or any portion of the payment received from the Seller effecting such repurchase) or (y) with respect to which Collections in the entire amount of the Outstanding Balance of such Receivable shall have been received in respect of any Related Security supporting or securing payment of such Receivable and applied and distributed pursuant to Sections 2.05 and 2.06 (if and so long as neither the Agent nor any Owner is at any time required to return all or any portion of such amount for any reason).

        "Termination Date" means the earlier of (i) the Facility Termination Date and (ii) that Business Day which the Seller designates or, if the conditions precedent in Section 3.02 are not satisfied, such Business Day which the Agent designates, as the Termination Date by notice to the Agent (if the Seller so designates) or to the Seller (if the Agent so designates) at least one Business Day prior to such Business Day.

        "Tier I Foreign Country" means (i) Canada, the Federal Republic of Germany, France or the United Kingdom or (ii) any other country or territory the inclusion of which as a "Tier I

Foreign Country" shall have been requested by the Seller, and consented to by the Agent (in the Agent's sole discretion) in writing.

        "Tier II Foreign Country" means (i) Belgium, Denmark, Ireland, Italy, Japan Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden or Switzerland or (ii) any other country or territory the inclusion of which as a "Tier II Foreign Country" shall have been requested by the Seller, and consented to by the Agent (in the Agent's sole discretion) in writing, so long as any such country or territory referred to in clauses (i) or (ii) is a "Limited Foreign Country".

        "Total Reserves" means, as of any date, the sum of the Loss Reserve, the Dilution Reserve, the Yield/Fee Reserve and the Transfer Risk Reserve.

        "Transfer Risk Reserve" or "TRR" means, on any date, an amount equal to:

                  TRR =          NSRB x TRRP

         where:  NSRB =          Net Subject Receivables Balance as of the close
                                 of such Business Day

                 TRRP = The Transfer Risk Reserve Percentage, as of the close of business of the Collection Agent on such date.

        "Transfer Risk Reserve Percentage" means, as of any date, the product of
(i) 6.8% (or such other percentage as shall be specified by the Agent in writing from time to time), (ii) a fraction (a) the numerator of which is the Outstanding Balance of all Included Foreign Receivables as of the last day of the Fiscal Month most recently ended on or before such date and (b) the denominator of which is the Outstanding Balance of all Receivables as of the last day of the Fiscal Month most recently ended on or before such date and
(iii) the excess of (a) 100% over (b) the sum of (1) the Dynamic Loss Reserve Percentage as of such date plus (2) the Dilution Reserve Percentage as of such date.

        "Trustee" has the meaning specified in the recital of parties to this Agreement.

        "Trustee's Account" has the meaning specified in Section 6.07.

        "Trustee Accounts" has the meaning specified in Section 6.07(c).

        "Trustee's Fee" has the meaning specified in Section 11.05.

        "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

        "United States" means the United States of America.

        "Withdrawal Liability" has the meaning given such term under Part I of Subtitle E of Title IV of ERISA.

        "Yield" means with respect to any Purchased Interest for any Settlement
Date:

                                     ARxCxED
                                     -------
                                       360

         where:    AR   =        the Assignee Rate for such Purchased Interest
                                 for such Interest Period

                   C    =        The average actual Capital outstanding for such
                                 Purchased Interest for such Interest Period

                   ED   =        the actual number of days elapsed during such
                                 Interest Period

provided that no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law; and provided further that Yield for any Purchased Interest shall not be considered paid by any distribution to the extent that at any time all or a portion of such distribution is rescinded or must otherwise be returned for any reason.

        "Yield/Fee Amount" means, with respect to any Purchased Interest for any date, an amount equal to:

                {([(AR - AS) x 1.3] + AS + PF) x C x D} + SF + TF
                ---------------------------------------
                                 360

        Where      AR =          (i) if the Assignee Rate is based on the
                                 Alternate Base Rate, AR is the Assignee Rate on the date occurring two Business Days prior to the first day of such Interest Period; and (ii) if the Assignee Rate is based on the Adjusted
                                 Eurodollar Rate, AR is the Assignee Rate for such Interest Period

        Where:     AS =          1.00% or such other percentage specified in the
                                 first sentence of the definition of the
                                 Assignee Rate

                   PF = A percentage per annum equal to the per annum rate of the Program Fee in effect on the first day of the Settlement Period during which such date occurs

                   C  =          The larger of (i) the actual aggregate Capital
                                 for all outstanding Purchased Interests on such date and

                                 (ii) the largest Capital for all outstanding
                                 Purchased Interests estimated in good faith by the Seller for the Interest Period during which such date occurs (in both cases computed as if reduced dollar-for-dollar by the amount of Cure Funds held in the Cure Account at such time)

                   D  =          The actual number of days in the applicable
                                 Settlement Period

                   SF = An amount equal to the Collection Agent Fee paid for the most recently ended Settlement Period

                   TF = An amount equal to the aggregate of all other fees and expenses paid for the most recently ended Settlement Period other than SF and PF.

        "Yield/Fee Reserve" means, on any date, an amount equal to:

                   YFR =         C x YFRP

        Wher  e:     C =         The larger of (i) the actual aggregate Capital
                                 for all outstanding Purchased Interests on such date and (ii) the largest Capital for all outstanding Purchased Interests estimated in good faith by the Seller for the Interest
                                 Period during which such date occurs (in both cases computed as if reduced dollar-for-dollar by the amount of Cure Funds held in the Cure
                                 Account at such time)

                  YFRP = The Yield/Fee Reserve Percentage as of the close of business of the Collection Agent on such date.

        "Yield/Fee Reserve Percentage" means, as of any date, a percentage equal to:

                 ([(AR - AS) x 1.3] + AS + PF + RSF + TF) x POP
                 ----------------------------------------------
                                 1 - (LRP + DRP)

        Where:     AR =          (i) if the Assignee Rate is based on the
                                 Alternate Base Rate, AR is the Assignee Rate on the date occurring two Business Days prior to the first day of such Interest Period, and (ii) if the Assignee Rate is based on the Adjusted
                                 Eurodollar Rate, AR is the Assignee Rate for such Interest Period

                   AS = 1.00% or such other percentage specified in the flat sentence of the definition of the Assignee Rate

                   PF = A percentage per annum equal to the per annum rate of the Program Fee in effect on the first day of the Settlement Period during which such date occurs

                   RSF = 1.00% or such other percentage as the Agent may from time to time reasonably determine reflects the fee payable to a successor Collection Agent

                   TF  =         A percentage fee equal to 0.01% or such other
                                 percentage as the Agent may from time to time reasonably determine reflects the fees and expenses of the Trustee

                   POP = A percentage equal to the quotient of (a) the sum of (i) the Collection Delay Period plus
                                 (ii) the Average Maturity on such date divided by (b) 360 days

                   LRP = A percentage equal to the Loss Reserve Percentage as of such date

                   DRP = A percentage equal to the Dilution Reserve Percentage as of such date.

        SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Article 9.

        SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

                                   ARTICLE II

                       AMOUNTS AND TERMS OF THE PURCHASES

        SECTION 2.01. Facility. On the terms and conditions hereinafter set forth, each Secondary Purchaser, severally and not jointly, shall make Purchases from time to time on any Purchase Date during the period from the date hereof to the Termination Date. Under no circumstances shall a Secondary Purchaser make any Purchase if after giving effect to such Purchase, (i) the aggregate Capital with respect to all Purchased Interests owned by such

Secondary Purchaser, together with the product of (A) such Secondary Purchaser's Pro Rata Share, and (B) the aggregate "Capital" of "Purchased Interests" under the Receivables Purchase and Sale Agreement would exceed such Secondary Purchaser's Pro Rata Share of the Purchase Limit; or (ii) the aggregate Capital of Interests, together with the aggregate "Capital" of "Purchased Interests" under the Receivables Purchase and Sale Agreement, would exceed the Purchase Limit. Under no circumstances shall a Secondary Purchaser make any Purchase until April 20, 1998. The Purchases by the Secondary Purchasers of Purchased Interests on each Purchase Date shall be made simultaneously and ratably in accordance with the Pro Rata Shares of each Secondary Purchaser.

        SECTION 2.02. Making Purchases. (a) Each Purchase shall be made on notice from the Seller to the Agent pursuant to Section 2.02(b) of the Receivables Purchase and Sale Agreement, which notice shall be given not later than 11:00 a.m. (New York City time) one Business Day prior to the date of any such Purchase; provided, however, that if the Purchase Price requested in such notice is less than $20,000,000, such notice shall be given not later than 11:00 a.m. (New York City time) on the Business Day of the requested Purchase. Each such notice shall specify (i) the desired Purchase Price to be paid to the Seller (which shall be in a minimum amount of $2,000,000 or an integral multiple of $100,000 in excess thereof), and (ii) the desired Purchase Date (which shall be a Business Day). Upon receipt of such notice the Agent shall promptly notify each Secondary Purchaser of the Purchase requested by the Seller and each such notice to the Secondary Purchasers shall be by telephone (confirmed promptly thereafter in writing), facsimile, telex or cable, specifying the requested (A) amount of such Purchase to be paid by each Secondary Purchaser to the Seller (which amount shall be each Secondary Purchaser's Pro Rata Share of the aggregate amounts requested to be paid by all Secondary Purchasers on the day specified in such notice for such Purchase), and (B) Business Day of such Purchase. No Secondary Purchaser shall be responsible for any failure by any other Secondary Purchaser to perform its obligation to make a Purchase under this Agreement. On the date of each Purchase, each Secondary Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, cause funds in the amount of its Purchase to be made available to the Seller at the Seller's Account.

        (b) On the date of each Purchase, each Secondary Purchaser shall, upon satisfaction of the applicable conditions set forth in Article III, cause funds in the amount of such Secondary Purchaser's Pro Rata Share of the Purchase Price to the Seller at Bank of America, ABA: 121000358, Beneficiary: Maxtor Receivables Corporation, Account: 1233-3-27501 (the "Seller's Account").

        SECTION 2.03. Termination or Reduction of the Purchase Limit. (a) Optional. The Seller may, upon at least five Business Days' notice to the Agent and the Owners, terminate in whole or reduce in part the unused portion of the Purchase Limit; provided, however, that for purposes of this Section 2.03(a), the unused portion of the Purchase Limit shall be computed as the excess of (i) the Purchase Limit immediately prior to giving effect to such termination or reduction over (ii) the sum of (A) the aggregate Capital with respect to all Purchased Interests outstanding at the time of such computation and (B) the aggregate "Capital" with respect to all "Purchased Interests" outstanding at the time of such computation under the Receivables


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
Purchase and Sale Agreement; provided further that each partial reduction shall be in an amount equal to $5,000,000 or an integral multiple thereof

        (b) Mandatory. On each day on which the Seller shall, pursuant to
Section 2.03(a) of the Receivables Purchase and Sale Agreement, reduce in part the unused portion of the "Purchase Limit" under and as defined in the Bank Agreement, the Purchase Limit hereunder shall automatically reduce by an equal amount. The Purchase Limit hereunder shall automatically terminate in whole on any day on which the Seller shall terminate in whole the Purchase Limit under and as defined in the Receivables Purchase and Sale Agreement pursuant to
Section 2.03(a) of the Receivables Purchase and Sale Agreement.

        SECTION 2.04. Purchased Interest. Each Purchased Interest shall be initially computed as of the opening of business of the Collection Agent on the date of purchase of such Purchased Interest. Thereafter until the Termination Date, such Purchased Interest shall be automatically recomputed as of the close of business of the Collection Agent on each day (giving effect to the deposit of Owner Collections to the Seller's Account pursuant to Section 2.05). Such Purchased Interest shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputations if any, shall be made. Any Purchased Interest, as computed as of the day immediately preceding the Termination Date, shall remain constant at all times on and after such Termination Date.

        SECTION 2.05. Settlement Procedures. (a) On each Deposit Date during each Settlement Period during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at such time and in the following order:

                (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Daily Report, either as Owner Collections or Seller Collections;

                (ii) out of such Owner Collections, allocate to, and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, an amount equal to the Yield/Fee Amount for such Deposit Date to the extent such amount has not been previously so allocated;

                (iii) deposit the remainder of such Owner Collections to the Seller's Account, provided that, if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Owner Collections in the Concentration Account to be applied pursuant to Section 2.05(b)(iii); and

                (iv) deposit to the Seller's Account the Seller Collections.

        On the Business Day immediately prior to each Settlement Date during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Collection


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
Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause (ii) above; provided, however, that the portion of such deposit allocable to the Trustee's expenses shall only be in an amount equal to the expenses reimbursable under the Purchase Documents actually incurred by the Trustee (as certified in reasonable detail to the Collection Agent in writing by the Trustee) during the current Interest Period or remaining unpaid with respect to any prior Interest Period. The Daily Report delivered by the Collection Agent to the Trustee on the first day of each Interest Period shall set forth the Yield/Fee Amount for such Settlement Date.

        (b) On each Deposit Date during each Settlement Period if and so long as a Cure Period shall have occurred and be continuing, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at that time and in the following order:

                (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account on such day, based on the Daily Report, either as Owner Collections or Seller Collections;

                (ii) out of Owner Collections, allocate to, and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, an amount equal to the Yield/Fee Amount for such date to the extent such amount has not been previously so allocated;

                (iii) deposit, out of the remainder of such Owner Collections, to the Cure Account in an amount sufficient to make the Net Subject Receivables Balance equal or exceed the Required Net Subject Receivables Balance;

                (iv) deposit the remainder of such Owner Collections to the Seller's Account; provided that, if immediately following any such deposit such Deposit Date would be a Pool Non-compliance Date, the Trustee shall retain all such remaining Owner Collections in the Concentration Account to be applied pursuant to Section 2.05(b)(iii); and

                (v) deposit to the Seller's Account the Seller Collections.

        On the Business Day immediately prior to each Settlement Date during a Cure Period, the Collection Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause (iii) of this Section 2.05(b).

        On each Business Day during each Settlement Period, if and so long as a Cure Period shall have occurred and be continuing, the Collection Agent shall direct the Trustee in writing to deposit to the Trustee's Account the amounts allocated and held in trust as described in clause (ii) above; provided, however, that the portion of such deposit allocable to the Trustee's expenses shall only be in an amount equal to the expenses reimbursable under the Purchase Documents actually incurred by the Trustee (as certified in reasonable detail to the Collection


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
Agent in writing by the Trustee) during the current Interest Period Date or remaining unpaid with respect to any prior Interest Period. The Daily Report delivered by the Collection Agent to the Trustee on the first day of each Interest Period shall set forth the Yield/Fee Amount for such Settlement Date.

        (c) On each Deposit Date during the Amortization Period, the Collection Agent shall instruct the Trustee by a Daily Report delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, at that time and in the following order:

                (i) allocate Collections received since receipt of the last such Daily Report and held in the Concentration Account, based on the Daily Report, either as Owner Collections or as Seller Collections;

                (ii) set aside and hold in the Concentration Account, in trust for the Owners, the Trustee and the Collection Agent, such Owner Collections; and

                (iii) deposit to the Seller's Account the Seller Collections.

        On the Business Day immediately prior to each Settlement Date during an Amortization Period, the Trustee shall deposit to the Trustee's Account (A) all amounts set aside as described in clause (ii) of this Section 2.05(c) and (B) the amount of Cure Funds on deposit in the Cure Account.

        (d) On any Business Day during the Revolving Period, unless a Cure Period shall have occurred and be continuing, the Seller may instruct the Collection Agent to direct the Trustee (as set forth in the Daily Report) to deposit to the Trustee's Account all or a portion of (A) the Collections otherwise to be deposited into the Seller's Account pursuant to Sections 2.05(a)(iii) and (iv) and (B) the Yield/Fee Amount held in the Concentration Account pursuant to Section 2.05(a)(ii).

        (e) On any Business Day during the Revolving Period, the Seller may instruct the Trustee by an Officer's Certificate (which may be a standing instruction) delivered to the Trustee by 2:00 p.m. (New York City time) to, and the Trustee shall, transfer to the Seller's Account Cure Funds, if any, held in the Cure Account; provided that the Seller shall have delivered to the Trustee at the time of such request an Officer's Certificate stating that, after taking account of the requested withdrawal, the Net Subject Receivables Balance on such day is equal to or greater dm the Required Net Subject Receivables Balance and setting forth the calculation supporting such statement.

        (f) If on any day the Outstanding Balance of any Subject Receivable is either reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any adjustment by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof, or (ii) reduced or canceled as a result of any dispute or claim, or any setoff in respect of any dispute or claim, by the Obligor thereof against the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof (whether such dispute or claim arises out of the same or a related


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

transaction or an unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation (unless such Seller shall be deemed to have received on such day a collection in full of such Subject Receivable pursuant to the succeeding sentence), and the Seller shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to, Section 5.01(h). If on any day any of the representations or warranties in Section 4.01(h) is violated with respect to any Subject Receivable, the Seller shall be deemed to have received on such day a Collection in full of such Subject Receivable and shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to, Section 5.01(h). In the case of each of the two preceding sentences, upon any actual payment in full by the Seller of any such Receivable, the Seller shall be deemed to have repurchased (without recourse and without representation or warranty, express or implied) such Receivable and such Receivable shall cease to be a "Subject Receivable" for purposes of this Agreement (unless and until the Agent or any Owner is at any time required to return all or any portion of such payment for any reason).

        (g) Except as otherwise stated in this Section 2.05 or as otherwise required by law or the underlying contract or the applicable Credit and Collection Policy, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the order of the age of such Receivables, starting with the oldest such Receivable unless such Obligor designated its payment for application to specific Receivables, and, in any case, no later than ten Business Days after such payment shall have been made by such Obligor.

        SECTION 2.06. Distributions. (a) During the Revolving Period, on each Settlement Date, the Trustee shall distribute the funds on deposit in the Trustee's Account on such Settlement Date, in the following order of priority, in accordance with the Purchaser Report:

                (i) to the Trustee as the accrued and unpaid Trustee's Fee and reasonable expenses of the Trustee reimbursable under the Purchase Documents, in an amount not in excess of $1,000 for such Settlement Date;

                (ii) to the Agent's Account for the Collection Agent for the accrued and unpaid Collection Agent Fee;

                (iii) unless otherwise instructed by the Agent, to the Agent's
        Account:

                    (A) for payment of the fees and any other amounts due under the Fee Letter other than Breakage Costs; and

                    (B) for distribution to each Owner by the Agent, ratably in accordance with such Owner's Purchased Interest, for payment of Yield on such Purchased Interest;

                (iv) to the Trustee as Trustee's expenses reimbursable under the Purchase Documents in excess of $1,000 for such Settlement Date;


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
                (v) unless otherwise instructed by the Agent, to the Agent's Account for payment of Breakage Costs;

                (vi) to the Agent's Account for the Owners, the Banks and the Agent for payment of any other amounts (other than Capital) due thereto under any of the Purchase Documents;

                (vii) to the Concentration Account, amounts required to be allocated to the Yield/Fee Amount for the immediately succeeding Settlement Date; and

                (viii) after the payment in full of the amounts specified in clauses (i) through (vii) above, to the Seller.

               (b) On each Settlement Date during the Amortization Period, the Trustee shall distribute the funds on deposit in the Trustee's Account on such Settlement Date, in the following order of priority, in accordance with the Purchaser Report:

                (i) to the Trustee as the accrued and unpaid Trustee's Fee and reasonable expenses of the Trustee reimbursable under the Purchase Documents, in an amount not in excess of $1,000 for such Settlement Date;

                (ii) to the Agent's Account for the Collection Agent as the accrued and unpaid Collection Agent Fee;

                (iii) unless otherwise instructed by the Agent, to the Agent's
        Account:

                    (A) for payment of the fees and any other amounts due under the Fee Letter other than Breakage Costs; and

                    (B) for distribution to each Owner by the Agent, ratably in accordance with such Owner's Purchased Interest, for payment of Yield on such Purchased Interest;

                (iv) to the Agent's Account for each Owner, ratably in accordance with such Owner's Purchased Interest, in reduction of the Capital for such Purchased Interest until such Capital is reduced to zero;

                (v) to the Trustee as Trustee's expenses reimbursable under the Purchase Documents in excess of $1,000 for such Settlement Date;

                (vi) unless otherwise instructed by the Agent, to the Agent's Account for payment of Breakage Costs;


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
                (vii) to the Agent's Account for the Owners and the Agent for payment of any other amounts due the Owners and the Agent under the Purchase Documents;

                (viii) after the payment in full of the amounts specified in clauses (i) through (vii) above, to the Seller.

               (c) In accordance with the provisions of Section 2.05(d), the Trustee shall distribute the funds on deposit in the Trustee's Account to the Agent's Account, unless otherwise instructed by the Agent in writing, in reduction of any Capital and any payment of Yield, any Breakage Costs and any other amounts due the Owners under the Purchase Documents in respect of any Purchased Interest.

               (d) Pursuant to Section 2.05(b), on each Settlement Date the Trustee shall distribute the amounts withdrawn from the Cure Account under
Section 2.05(b), that have been deposited to the Trustee's Account, promptly upon receipt thereof, to the Agent's Account for distribution to each Owner, ratably in accordance with such Owner's Purchased Interest, in reduction of the Capital for such Purchased Interest, unless otherwise instructed by the Agent in writing.

                  Upon payment in full to all of the Owners of the aggregate Capital for all Purchased Interests outstanding, all accrued and unpaid Yield thereon and all other amounts due the Owners and the Agent under the Purchase Documents, payment in full to the Collection Agent of the Collection Agent Fee, and payment in full to the Trustee of the Trustee's Fee and all reasonable expenses of the Trustee reimbursable under the Purchase Documents, all amounts remaining on deposit in the Trustee's Account and the Cure Account shall be distributed by the Trustee to the Seller, and all amounts, if any, remaining in the Lock Box Accounts and the Concentration Account shall be distributed by the Agent to the Seller; provided, however, that if at any time after the payment that would have otherwise resulted in such payment in full, such payment is rescinded or must otherwise be returned for any reason, effective upon such rescission or return, such payment in full shall automatically be deemed, as between the Owners and the Seller, never to have occurred, and the Seller shall be required, to the extent it received any amounts under this Section 2.06, to remit to the Trustee an amount equal to the rescinded or returned payment.

               (e) Prior to the 6th Business Day of each calendar month, the Collection Agent shall prepare and forward to the Agent and the Trustee for each Owner of a Purchased Interest (A) a Purchaser Report relating to such Purchased Interest, as of the close of business of the Collection Agent on the last day of the immediately preceding month, and (B) an analysis as to the aging of all Subject Receivables, as of such last day.

               (f) On each Business Day, by no later than 2:00 p.m. (New York City time), the Collection Agent shall prepare and forward to the Agent for each Owner of a Purchased Interest and the Trustee, a Daily Report relating to such Purchased Interest.


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
        SECTION 2.07. Payments and Computations, Etc. All amounts to be paid or deposited by the Seller, the Collection Agent or the Trustee hereunder shall be paid or deposited in accordance with the terms hereof no later than 4.00 p.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds to the Agent's Account. The Seller shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Alternate Base Rate in effect from time to time, payable on demand, provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be retained by the Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Agent of such overdue amount to an Owner of a Purchased Interest, in which case such interest accruing after such date shall be for the account of, and distributed by the Agent to, such Owner. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

        SECTION 2.08. Fees. (a) The Seller shall pay the following fees:

                (i) to the Agent, in consideration for the support of the Purchased Interests purchased hereunder, a fee (the "Program Fee") as set forth in the Fee Letter;

                (ii) to the Agent for the account of the Secondary Purchasers a fee (the "Secondary Purchasers Fee") as set forth in the Fee Letter; and

                (iii) to the Agent for the account of the Banks and the Participants (the "Facility Fee") as set forth in the Fee Letter.

        (b) The Seller shall also pay to the Agent for the account of the Agent a fee (the "Arrangement Fee") as set forth in the Fee Letter, payable on the date of execution of this Agreement.

        (c) Each Owner shall pay to the Collection Agent a collection fee (the "Collection Agent Fee"), from the Closing Date until the Collection Date, payable on each Settlement Date, in an amount equal to the greater of (i) 0.25 of 1% per annum on the average daily amount of Capital for each Purchased Interest owned by such Owner, or (ii) 110% of the reasonable out-of-pocket costs and expenses of the Collection Agent of servicing, administering and collecting such Owner's ratable share of the Subject Receivables if and to the extent that such costs and expenses are specified in reasonable detail, including copies of supporting documentation, in a writing delivered to the Agent no later than three Business Days prior to such Settlement Date.

        SECTION 2.09. Eurodollar Increased Costs. (a) If any Owner shall be subject to any Eurodollar Increased Costs, then, upon demand by such Owner (with a copy to the Agent), the Seller shall immediately pay to the Agent, for the account of such Owner (as a third-party beneficiary), from time to time as specified, additional amounts sufficient to compensate such


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
Owner for such Eurodollar Increased Costs. A certificate as to such amounts submitted to the Seller and the Agent shall be conclusive and binding for all purposes, absent manifest error.

               (b) If any Owner shall, pursuant to Section 2.09(a), make a demand for compensation for Eurodollar Increased Costs, the Seller shall have the right, upon at least thirty (30) days' prior written notice to such Owner (with a copy to the Agent), to cause such Owner to use its best efforts to assign to an Assignee selected by the Seller and consented to in writing by the Agent (which consent shall not be unreasonably withheld) the Purchased Interests of such Owner and its rights in respect thereof, all in accordance with Section 9.01; provided that no action taken under this subsection (b) shall affect the Seller's obligation to compensate any such Owner for Eurodollar Increased Costs for the period prior to the effectiveness of such assignment.

                                   ARTICLE III

                             CONDITIONS OF PURCHASES

        SECTION 3.01. Condition Precedent to Initial Purchase. The initial Purchase hereunder is subject to the condition precedent that the Agent and each Secondary Purchaser shall have received on or before the Purchase Date for such Purchase, the following, each (unless otherwise indicated) dated, or dated as of, such Purchase Date, in form and substance satisfactory to the Agent and each of the Secondary Purchasers:

              (a) The initial Assignment, duly executed by the Seller, dated the date hereof.

              (b) The Receivables Contribution and Sale Agreement, duly executed by the Seller and Maxtor, and acknowledged by the Agent, together with:

                    (i) Stamped receipt copies of proper financing statements
                naming Maxtor as seller, the Seller as purchaser and CNAI, as Agent and as assignee, together with evidence reasonably satisfactory to the Agent of the due filing thereof on or before the Closing Date, under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the Seller's interests created or purported to be created by the Receivables Contribution and Sale Agreement and the Agent's interests created or purported to be created by this Agreement;

                    (ii) Proper financing statements, if any, necessary to
                release all security interests and other rights of any Person in the Seller Assets previously granted by Maxtor;

                    (iii) [Intentionally left blank]

                    (iv) The Maxtor Agreement, duly executed by Maxtor.


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
                (c) Certified copies of the charter and by-laws, as amended, of each of the Seller and Maxtor.

                (d) Certified copies of the resolutions of the Board of Directors of each of the Seller and Maxtor approving this Agreement and the other Purchase Documents to be delivered by the Seller and Maxtor, respectively, hereunder and the transactions contemplated hereby and thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to such Purchase Documents. Documented evidence, in form and substance satisfactory to the Agent, of all requisite corporate action having been taken by the Trustee to approve and authorize the execution and delivery by the Trustee of each of the Purchase Documents to which it is party and performance of its obligations thereunder.

                (e) A certificate of the Secretary or Assistant Secretary (or, in the case of the Trustee, an Assistant Treasurer) of each of the Seller, Maxtor and the Trustee certifying the names and true signatures of the officers of the Seller, Maxtor and the Trustee, respectively, authorized to sign this Agreement and the other Purchase Documents to be delivered by it hereunder.

                (f) Good standing certificates issued by the Secretary of State of the jurisdictions of incorporation of each of the Seller and Maxtor, respectively.

                (g) Stamped receipt copies of proper financing statements, duly filed with respect to all Seller Assets, on or before the Closing Date under the UCC of all jurisdictions that the Agent may deem necessary or desirable in order to perfect the sales and transfers of legal and equitable title, and ownership interests, or the grant of a security interest therein, contemplated hereby.

                (h) Proper financing statements, if any, necessary to release all security interests and other rights of any Person in the Seller Assets, previously granted by the Seller.

                (i) [Intentionally left blank].

                (j) Lock Box Agreements duly executed by the Lock Box Banks, the Agent and the Seller.

                (k) A favorable opinion of Morrison & Foerster LLP, counsel for the Seller and Maxtor, substantially in the form of Exhibit E- I hereto, which shall include, without limitation, (A) an opinion as to perfection, (B) an opinion as to enforceability, (C) a general corporate opinion and (D) such other matters as the Agent may reasonably request.

                (l) A favorable opinion of Morrison & Foerster LLP, counsel for the Seller and Maxtor, substantially in the Form of Exhibit E-2 hereto, which shall include (A) a


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
        "true sale" opinion with respect to the sales of Receivables from Maxtor to the Seller, (B) an opinion relating to the likelihood of a substantive consolidation of Maxtor with the Seller and (C) such other matters as the Agent may reasonably request.

                (m) A favorable opinion of Glenn Stevens, in-house counsel for the Seller, substantially in the form of Exhibit E-3 hereto, as to such matters as the Agent may reasonably request.

                (n) A letter of the Seller to the Secondary Purchasers, Citibank and CNAI, individually and as the Agent, substantially in the form of Exhibit F hereto.

                (o) The Company/Maxtor Agreement and the Company/Seller Agreement, each duly executed by the Company.

                (p) Certified copies of the resolutions of the Board of Directors of the Company approving the Company/Maxtor Agreement and the Company/Seller Agreement and the other Purchase Documents to be delivered by it hereunder and the actions contemplated thereby, and of all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to such Purchase Documents.

                (q) A certificate of a Representative Director of the Company certifying the names and true signatures of the officers of the Company authorized to sign the Purchase Documents to be delivered by it hereunder.

                (r) Favorable opinions of Kim & Chang, counsel for the Company, and special Korean in-house counsel for the Company, substantially in the forms of Exhibits G-1 and G-2, respectively, hereto and as to such other matters as the Agent may reasonably request.

                (s) The Bank Agreement, duly executed by each of the parties thereto.

                (t) The Fee Letter, in form and substance satisfactory to the Agent duly executed by the Seller.

                (u) Evidence that all bank accounts required to be established and maintained under the Purchase Documents shall have been established.

                (v) The Repurchase Agreement and each other Purchase Document, duly executed by each party thereto.

                (w) Evidence that all related fees and expenses then due and payable in connection with the Purchase Documents have been paid.

                (x) The Daily Report, in form and substance satisfactory to the Agent and the Trustee, prepared on a pro forma basis and showing that the Seller is in compliance with


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
        all the Purchase Documents (after giving effect to the initial Purchase), to the extent a showing of such compliance is called for in the form thereof.

                (y) An accounts receivable trial balance as of the initial Purchase Date (which if, in magnetic tape or diskette format, shall be compatible with the Seller's, or, if applicable, the Collection Agent's equipment).

                (z) A completed Purchaser Report, together with historical Receivables portfolio data attached thereto as Schedule A, in each case in form and substance satisfactory to the Agent and the Trustee.

                (aa) A favorable opinion of Seward & Kissel, counsel for the Trustee, in form and substance satisfactory to the Agent.

                (bb) A favorable opinion of Shearman & Sterling, counsel for the Agent, as to such matters as the Agent may reasonably request.

        SECTION 3.02. Conditions Precedent to All Purchases and Deposits. (a) Each Purchase (including the initial Purchase) and each deposit of Owner Collections to the Seller's Account hereunder pursuant to Section 2.02 and each deposit of Owner Collections to the Seller's Account shall be subject to the conditions Precedent set forth in Section 3.01 and to the further conditions precedent that the Collection Agent shall have delivered to each Secondary Purchaser and the Agent, in form and substance satisfactory to the Agent and the Secondary Purchasers, (i) all Purchaser Reports and Daily Reports, as and when due under Section 2.06, and (ii) such additional information as may be reasonably requested by any Secondary Purchaser or the Agent, (b) on the date of each such Purchase and each deposit of Owner Collections to the Seller's Account the following statements shall be true (and the acceptance by the Seller of the proceeds of such Purchase or deposit shall constitute a representation and warranty by the Seller that on such date in the case of each Purchase or deposit such statements are true):

        (i) The representations and warranties contained in this Agreement and each other Purchase Document are correct on and as of the date of such Purchase, before and after giving effect to such Purchase and to the application of the proceeds therefrom, as though made on and as of such date,

        (ii) No event has occurred and is continuing, or would result from such Purchase or from the application of the proceeds therefrom, which constitutes an Event of Termination or Incipient Event of Termination,

        (iii) On such date, all of the Company's long-term public senior debt securities are rated at least B- by S&P and at least B3 by Moody's or, if such securities are not rated by S&P and Moody's, such securities have a deemed rating of at least B- and B3, as determined by the Agent in its sole discretion,


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
        (iv) The Net Subject Receivables Balance is at least equal to Required Net Subject Receivables Balance, and

        (v) The Agent shall not have received any notification from S&P or Moody's that the transactions contemplated or effected by the Purchase Documents are not of a type which it is desirable for the Purchaser to consummate;

(c) the Receivables Purchase and Sale Agreement shall be in form and substance satisfactory to the Agent and the Secondary Purchasers and shall be in full force and effect and (d) the Agent and the Secondary Purchasers shall have received such other approvals, opinions or documents as the Agent and the Secondary Purchasers may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

        SECTION 4.01. Representations and Warranties of the Seller. The Seller represents and wan-ants, as of the date hereof and as of the date of each Purchase hereunder and each "Sale" under the Receivables Contribution and Sale Agreement and each Selling Affiliate Receivables Contribution and Sale Agreement, as follows:

                (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

                (b) The execution, delivery and performance by the Seller of each Purchase Document to be delivered by it hereunder and under the Receivables Purchase and Sale Agreement and the transactions contemplated hereby and thereby, and the Seller's use of the proceeds of Purchases and deposits to the Seller's Account, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's charter or by-laws or (ii) any law or Contract or other contractual restriction binding on or affecting the Seller, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Seller of any Purchase Document to be delivered by it hereunder or thereunder, or for the perfection of or the exercise by the Agent or any Owner of its rights and remedies under each such Purchase Document, except for (i) the filings of the financing statements referred to in Article III, all of which, on or prior to the Closing Date, will have been duly made and be in full force and effect, and (ii) upon any Person's becoming a Selling Affiliate hereunder, the filings of the financing statements required pursuant to the definition of the term "Selling Affiliate", all


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
        of which, on or prior to the date such Person shall become a Selling Affiliate, will have been duly made and be in full force and effect.

                (d) Each Purchase Document is, or when delivered hereunder will be, the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity, whether considered in a suit in law or in equity). Each Assignment, when delivered hereunder, will evidence the transfer to the Secondary Purchasers of legal and equitable title to, and ownership of, an undivided percentage ownership interest in the Seller Assets, or a valid and perfected first priority security interest therein.

                (e) The consolidated pro-forma balance sheet of the Seller as at the Closing Date, copies of which have been furnished to the Agent, fairly presents the consolidated pro-forma financial condition of the Seller as at such date after giving effect to the transactions contemplated to take place on the date hereof pursuant to the Purchase Documents, all in accordance with generally accepted accounting principles consistently applied.

                (f) There is no pending or threatened action or proceeding affecting the Seller, Maxtor or any Selling Affiliate or any of their subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the collectibility of the Subject Receivables or the ability of Maxtor, the Seller, any Selling Affiliate or the Collection Agent to collect Subject Receivables or (ii) the ability of Maxtor, the Seller or any Selling Affiliate to perform its obligations under any Purchase Document to be delivered by it hereunder, or which purports to affect the legality, validity or enforceability of any Purchase Document.

                (g) No proceeds of any Purchase or deposit to the Seller's Account (other than the proceeds of Seller Collections) will be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

                (h) Immediately prior to the time of the initial creation of an interest hereunder in any Seller Asset, the Seller is the legal and beneficial owner of the Seller Asset, in each case free and clear of any Adverse Claim except as created by this Agreement or to the extent created by the Agent or the Secondary Purchasers or any Owner. On the date of the initial creation of an interest in each Subject Receivable hereunder, such Subject Receivable (except as otherwise set forth on the Daily Report) constitutes an Eligible Receivable or Included Foreign Receivable. Upon each Purchase and deposit to the Seller's Account, the Seller shall (i) transfer to the Owner making such Purchase or deposit (and such Owner shall acquire) a valid and perfected undivided percentage ownership interest in each Seller Asset, or (ii) grant to the Agent, for the


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
        benefit of the Beneficiaries, a valid and perfected first priority security interest in each Seller Asset, free, and clear of any Adverse Claim except as created by this Agreement and the Assignments or to the extent created by the Agent or the Secondary Purchasers or any Owner. No effective financing statement or other instrument similarly in effect covering any Seller Asset or any Lock Box Account or other deposit account to the extent any Collections are from time to time deposited therein is on file in any recording office, except those filed in favor of the Agent relating to the Purchase Documents, or in favor of the Seller and the Agent or those listing the Seller or Maxtor as secured party and the applicable Obligor as debtor.

                (i) Each Purchaser Report and Daily Report (in each case if prepared by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof, or to the extent that information contained therein is supplied by the Seller, Maxtor or any Selling Affiliate or any Affiliate of any thereof), notice or other written item of information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Seller, Maxtor or any Selling Affiliate to the Agent, the Trustee or any Owner in each case in connection with this Agreement is or will be accurate in all material respects as of its date or (except as otherwise disclosed to the Agent, the Trustee or such Owner, as the case may be, at such time) as of the date so furnished, and as of such relevant date no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.

                (j) The chief place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Seller Assets are located at the address specified in Section 13.02 hereto (or at such other locations, notified to the Agent and the Trustee in accordance with Section 5.01(f), in jurisdictions where all action required by Section 6.05 has been taken and completed).

                (k) The names and addresses of all the Lock Box Banks, together with the account numbers of the Lock Box Accounts of the Seller and the Selling Affiliates, respectively, at such Lock Box Banks, are specified in Schedule I hereto (or at such other Lock Box Banks and/or with such other Lock Box Accounts as have been notified to the Agent and for which Lock Box Agreements have been executed in accordance with Section 6.06(b)).

                (1) Neither the Seller nor any Affiliate (of the type set forth in clause (i)(x) of the definition of the term "Affiliate") of the Seller has any direct or indirect ownership or other financial interest in the Agent, the Secondary Purchasers or any Bank.

                (m) Any use by any Secondary Purchaser of the proceeds of its issuance of commercial paper having a maturity of not more than nine months to make each respective Purchase will constitute (i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations


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
        representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

                (n) None of the Seller Assets is evidenced by any "instrument" or "chattel paper" within the meaning of the UCC in effect in the State of California other than any Receivable (i) which shall have become a Defaulted Receivable after the date on which such Receivable became a Subject Receivable hereunder or under the Original Agreement and (ii) in connection with which Defaulted Receivable the Seller as Collection Agent shall have accepted an instrument, which instrument shall have been duly endorsed and delivered to the Agent by the Seller, to maximize the Collections thereof as contemplated by Section 6.02(c).

                (o) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted or is reasonably likely to result in a material liability of the Seller, Maxtor or any Selling Affiliate.

                (p) The aggregate Insufficiency under all Plans does not exceed $10,000,000.

                (q) None of the Seller, Maxtor, any Selling Affiliate or any ERISA Affiliate of any thereof has incurred or is reasonably expected to incur any material Withdrawal Liability (that has not been satisfied) to any Multiemployer Plan.

                (r) None of the Seller, Maxtor, any Selling Affiliate or any ERISA Affiliate of any thereof has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                (s) The Seller and its subsidiaries have no material liability with respect to "expected postretirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

                (t) The Seller has not changed its name during the four month period prior to the date hereof, and has no tradenames, fictitious names, assumed names or "doing business as" names.

                (u) With respect to all Seller Assets, the Seller has purchased such Seller Assets from Maxtor or the applicable Selling Affiliate (in accordance with the provisions of the Receivables Contribution and Sale Agreement or the Selling Affiliate Receivables Contribution and Sale Agreement, as applicable) for fair consideration and approximate fair market value for such Seller Assets and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties. No such sale has been made for or on account of an antecedent debt owed by Maxtor or such Selling Affiliate to the Seller,


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
        and no such sale or contribution is or may be voidable or subject to avoidance under any section of the Federal Bankruptcy Code.

                (v) The Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Seller Asset to any Person other than as contemplated by the Purchase Documents.

                (w) Each of the Seller, Maxtor and each Selling Affiliate has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted hereunder.

                (x) The obligations of the Seller hereunder to make payments in respect of fees and indemnities payable to any Beneficiary rank at least equally with indebtedness of the Seller which is not contractually subordinated.

                (y) The Seller has not granted any Person other than the Agent dominion and control of any Lock Box Account, or the right to take dominion and control over any Lock Box Account at a future time or upon the occurrence of a future event.

                (z) The Seller has no subsidiaries and shall not establish or acquire any subsidiaries.

                (aa) The Seller has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or cause to be paid, all amounts of taxes, including interest and penalties required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and (ii) against which adequate reserves shall have been established in accordance with and to the extent required by GAAP, but only so long as the proceedings referred to in clause (i) above could not subject the Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under any other Purchase Document.

                (bb) There are no Adverse Claims (including, without limitation, liens or retained security titles of conditional vendors, but excluding any Adverse Claims created hereunder) of any nature whatsoever on any properties of the Seller. The Seller is not a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Adverse Claim on the property or assets of the Seller, or otherwise result in a violation of this Agreement or any other Purchase Document, other than any Adverse Claims created pursuant to any Purchase Document.

                (cc) (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any organizational restriction that


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
        could reasonably be expected to have, and no provision of applicable law or governmental regulation could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, properties or prospects of the Seller, or may reasonably be expected to have such an effect on the ability of the Seller to carry out its obligations hereunder or under any other Purchase Document, and (ii) neither the Seller nor, to the best of the knowledge of the Seller, any other party is in default under or with respect to this Agreement, any other Purchase Document or any other contract, agreement, lease or other instrument to which the Seller is a party and which is material to the Seller's condition (financial or otherwise), business, operations, properties or prospects, and neither the Seller nor any such other party has delivered or received any notice of default thereunder.

                (dd) The Lock Box Banks are the only institutions holding Lock Box Accounts for the receipt of payments from all Obligors, and such Obligors have been instructed or, upon the creation of Receivables owed by them, will be instructed to make payments only to Lock Box Accounts, and such instructions have not been modified or revoked by the Seller and are in full force and effect.


                                    ARTICLE V

                         GENERAL COVENANTS OF THE SELLER

        SECTION 5.01. Affirmative Covenants of the Seller. Until the Collection Date, the Seller will, unless the Agent shall otherwise consent in writing:

                (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Seller Assets.

                (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Owners or the Agent hereunder or in and to the Seller Assets, or the ability of the Seller or the Collection Agent to perform its obligations under any Purchase Document or the ability of the Seller to perform its obligations under the Contracts.

                (c) Audits. (i) At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Agent, or its agents or representatives, at the Seller's expense, if any Event of Insecurity shall have occurred and be continuing, or, otherwise, at the Agent's expense, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller, Maxtor, their Affiliates or the


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
        agents of the Seller, Maxtor or their Affiliates relating to the Seller Assets and the Lock Box Account activity, and (B) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to the Seller Assets and the Lock Box Account activity or the Seller's, Maxtor's or the Selling Affiliates' performance under the Purchase Documents or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters, and (ii) within 90 days after the end of each fiscal year of the Seller, at the Seller's expense, cause Coopers & Lybrand to perform, and deliver to the Agent a written report of, or permit other independent public accountants specified by the Agent (upon the occurrence and during the continuance of any Event of Insecurity) or otherwise acceptable to the Agent to perform and deliver to the Agent and the Owners a written report of, an audit with respect to the Receivables, the Related Security, the Credit and Collection Policies, the Lock Box Account activity and the performance by the Seller, Maxtor and the Selling Affiliates of their respective obligations, covenants and duties under the Purchase Documents, in substantially the scope and form set forth in Schedule IV hereto.

                (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable).

                (e) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

                (f) Location of Records. Keep its chief place of business and chief executive office and the office where it keeps the originals of its records concerning the Seller Assets at the address of the Seller referred to in Section 4.01(j) on the date hereof or, upon 30 days' prior written notice to the Agent and the Trustee, at any other locations in a jurisdiction within the United States where all action required by Section 6.05 shall have been taken.

                (g) Credit and Collection Policies. Comply in all material respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Contract.


                (h) Collections.


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
                    (i) Instruct, or cause to be instructed, all Obligors to
                make all payments in respect of Subject Receivables directly to a Lock Box Account,

                    (ii) if the Seller shall otherwise receive any Collections, deposit such Collections to a Lock Box Account by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following such receipt or, if such Collections were paid by the applicable Obligor in respect of any merchandise which shall not have been shipped at the time of such payment and the shipping of which shall cause the Receivable resulting from the sale of such merchandise to arise, by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following the shipping of such merchandise,

                    (iii) if the Seller shall be deemed to receive any
                Collections pursuant to Section 2.05, deposit the Owners' respective allocable shares of such Collections directly to the Agent's Account (A) if and so long as no Event of Insecurity shall have occurred and be continuing, on the day of such receipt or deemed receipt, and (B) if and so long as any Event of Insecurity shall have occurred and be continuing, promptly upon such receipt or deemed receipt and in any event no later than one Business Day following such receipt or deemed receipt, and

                    (iv) upon the occurrence of any Event of Insecurity, cause the Lock Box Banks to immediately sweep Collections from the Lock Box Accounts to the Concentration Account.

                (i) Selling Affiliate Receivables Contribution and Sale Agreements. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the respective Selling Affiliate Receivables Contribution and Sale Agreements, maintain the respective Selling Affiliate Receivables Contribution and Sale Agreements in full force and effect, enforce the respective Selling Affiliate Receivables Contribution and Sale Agreements in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the respective Selling Affiliate Receivables Contribution and Sale Agreements such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

                (j) Maintenance of Separate Existence. Do all things necessary to maintain its corporate existence separate and apart from Maxtor and other Affiliates of the Seller, including, without limitation, (i) maintaining proper corporate records and books of account separate from those of such Affiliates; (ii) maintaining its assets, funds and transactions separate from those of such Affiliates, reflecting such assets and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between the Seller and such Affiliates; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts and otherwise holding itself out to the public under the Seller's own name as a legal entity separate and distinct from such Affiliates; and (v) conducting all transactions and dealings between the Seller and such Affiliates on an arm's-length basis.

                (k) Compliance with Opinion Assumptions and Constituent Documents. Without limiting the generality of Section 5.01(j) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Agent in substantially the form of the opinion delivered pursuant to Section 3.01 (1), and comply with, and cause compliance with, the provisions of the constituent documents of the Seller delivered to the Agent pursuant to Section 3.01 as the same may, from time to time, be amended, modified or otherwise supplemented with the prior written consent of the Agent.

                (1) Purchase of Seller Assets from Maxtor. With respect to all Seller Assets outstanding from time to time, purchase from Maxtor or such Selling Affiliate (in accordance with the Receivables Contribution and Sale Agreement or the respective Selling Affiliate Receivables Contribution and Sale Agreement, as applicable) for fair consideration and approximate fair market value for such Seller Assets and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.

                (m) Nature of Business and Permitted Transactions. Engage solely in the following businesses and transactions, directly or indirectly: purchasing Seller Assets from Maxtor and the Selling Affiliates and selling interests in such Seller Assets to the Owners hereunder and the other transactions permitted or contemplated hereby.

                (n) Receivables Contribution and Sale Agreement. At its expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Receivables Contribution and Sale Agreement and all Selling Affiliate Receivables Contribution and Sale Agreements, maintain the Receivables Contribution and Sale Agreement and all Selling Affiliate Receivables Contribution and Sale Agreements in full force and effect, enforce the Receivables Contribution and Sale Agreement in accordance with their respective terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement such demands and


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        requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

                (o) Conditions Subsequent to Initial Purchase. Deliver to the Agent (i) as soon as possible, and in any event within 30 days after the Closing Date (or such later date as may be agreed in writing by the Seller and the Agent), completed requests for information, dated after the Closing Date, listing the financing statements referred to in
        Section 3.01(b) and (g) and all other effective financing statements filed in the jurisdictions referred to in subsection 3.01(b) and (g) that name the Seller or Maxtor as debtor or seller, together with copies of such other financing statements (none of which shall cover any Seller Assets other than Seller Assets covered by financing statements with respect to which the Agent received financing statements of the type described in Section 3.01(b) and (g)), and (ii) on or before April 10, 1998 (or such later date as may be agreed in writing by the Seller and the Agent), a Parent Undertaking in substantially the form of Exhibit J, duly executed by Hyundai Electronics Industries Co., Ltd (which undertaking shall be released upon satisfaction of the conditions precedent referred to in Section 3.01(o), (p), (q) and (r)).

        SECTION 5.02. Reporting Requirements of the Seller. Until the Collection Date, the Seller will, unless the Agent shall otherwise consent in writing, furnish to the Agent, each owner and the Trustee:

                (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, a balance sheet of the Seller as of the end of such quarter and statements of income and of cash flows of the Seller for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;

                (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a copy of the Seller's annual audit report containing a balance sheet of the Seller as of the end of such year and statements of income and of cash flows for such year, certified in a manner acceptable to the Agent by Coopers & Lybrand or other independent public accountants acceptable to the Agent and the Owners;

                (c) as soon as possible and in any event within five days after the Seller's chief financial officer, chief accounting officer, treasurer or assistant treasurer obtains knowledge of the occurrence of each Event of Termination and each Incipient Event of Termination continuing on the date of such statement, a statement of such officer of the Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action which the Seller has taken and proposes to take with respect thereto;

                (d) promptly and in any event within five Business Days after the Seller's receipt or delivery thereof, copies of all notices, requests, reports, certificates, and other


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        information and documents delivered or received by the Seller from time to time under or in connection with any Purchase Document;

                (e) not later than eight Business Days after the last day of each Fiscal Month, at the request of the Agent, and in any event within five days after the occurrence of any Event of Termination or Incipient Event of Transaction, a list of the outstanding Receivables on such day; and

                (f) such other information, documents, records or reports respecting the Seller Assets or the condition or operations, financial or otherwise, of the Seller, the Selling Affiliates or any of their respective subsidiaries as the Agent or any Owner may from time to time reasonably request.

        SECTION 5.03. Negative Covenants of the Seller. Until the Collection Date, the Seller will not, without the written consent of the Agent:

                (a) Sales, Liens, Etc. Except as otherwise provided in the Purchase Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim (except to the extent created by the Agent or the Secondary Purchasers or any Owner) upon or with respect to, the Seller's undivided interest in any Seller Assets or any Lock Box Account or other deposit account to which any Collections of any Receivable are sent or assign any right to receive income in respect thereof.

                (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.02 if Maxtor is the Collection Agent, (i) extend the terms of any Receivable, or (ii) amend or otherwise modify the terms of any Receivable, or terminate or permit the termination of, or amend, modify or waive any term or condition of, any Contract related thereto, other than in connection with Maxtor's standard sales programs, if in any such case such amendment, modification or waiver would be reasonably likely to impair the collectibility of any Receivable or materially adversely affect the rights or interests of the Agent or the Secondary Purchasers or any Owner with respect thereto or hereunder; provided however, that, except as so permitted in Section 6.02, in no event shall the Seller amend or otherwise modify the terms of any Subject Receivable unless the Agent shall have otherwise notified the Seller.

                (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business or in its Credit and Collection Policy, which change would, in either case, be reasonably likely to impair the collectibility of any Receivable.

                (d) Change in Payment Instructions to Obligors. Add or terminate any bank as a Lock Box Bank or any account as a Lock Box Account from those listed in Schedule I hereto, or make any change in its instructions to Obligors regarding payments to be made to any Lock Box Bank, unless the Agent shall have received notice of such addition, termination or change, executed copies of Lock Box Agreements with respect to


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        each new Lock Box Bank and each new Lock Box Account and delivered an updated Schedule I hereto to the Agent, as applicable.

                (e) Deposits to Lock Box Accounts. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box Account cash or cash proceeds other than Collections of Receivables.

                (f) Mergers, Etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person.

                (g) Change in Corporate Name, Etc. Make any change to its name, identity, structure or chief executive office, or use any tradenames, fictitious names, assumed names or "doing business as" names, unless, prior to the effective date of any such change or use, the Seller delivers to the Agent (i) UCC financing statements, executed by the Seller and, if applicable, Maxtor and the Selling Affiliates, necessary to reflect such change or use and to continue the perfection of the ownership interests or security interests in the Seller Assets, and (ii) new Lock Box Agreements executed by the Seller, necessary to reflect such change and to continue to enable the Agent to exercise its rights contained in Section 6.03(a), and (iii) in the case of any such change in its structure, a favorable opinion of Morrison & Foerster LLP or other counsel of the Seller reasonably satisfactory to the Agent, in substantially the form of Exhibit E-1 hereto, giving effect to such change, in each case of clauses (i), (ii) and (iii) together with such other documents and instruments as the Agent may reasonably request in connection therewith.

                (h) Other Adverse Claims. Except as otherwise provided in the Purchase Documents, create or suffer to exist any Adverse Claim upon or with respect to any of the Seller's property, or assign any right to receive income, to secure any Debt of any Person.

                (i) Debt. Except as otherwise provided in the Purchase Documents, create, incur, assume or suffer to exist any Debt.

                (j) Contingent Obligations. Except as otherwise provided in the Purchase Documents, create, incur, assume or suffer to exist any Contingent Obligation.

                (k) Distributions, Etc. Declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any interest in the Seller, or return any capital to its owners as such, or purchase, retire, defease, redeem or otherwise acquire for value of make any payment in respect of any interest in the Seller or any warrants, rights or options to acquire any such interest, now or hereafter outstanding, other than, in any such case, as shall have been duly authorized by all necessary action of the Seller and in accordance with applicable law, provided that no event has occurred and is continuing, or would result from such declaration, dividend,


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
        distribution, return, purchase, retirement, defeasance, redemption, acquisition or payment, which constitutes an Event of Termination or an Incipient Event of Termination.

                (1) Transactions with Affiliates. Enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with Maxtor or any other Affiliate of the Seller, other than on terms that are fair and reasonable in the circumstances and that reasonably approximate an arm's-length transaction between unaffiliated parties.

                (m) Receivables Contribution and Sale Agreement. (i) Cancel or terminate the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, or (iv) take any other action under the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement not required by the terms thereof that would impair the value of any Seller Assets or the rights or interests of the Seller thereunder or of the Agent or any owner or Indemnified Party hereunder or thereunder.

                                   ARTICLE VI

                          ADMINISTRATION AND COLLECTION

        SECTION 6.01. Designation of Collection Agent. (a) The Subject Receivables shall be serviced, administered and collected by the Person (the "Collection Agent") designated to do so from time to time in accordance with this Section 6.01. Until the Agent designates a new Collection Agent, Maxtor is hereby designated as, and hereby agrees to perform the duties and obligations of, the Collection Agent pursuant to the terms hereof. The Agent may, at any time, designate as Collection Agent any Person (including itself) to succeed Maxtor or any successor Collection Agent upon such terms and conditions as the Agent may require. The Collection Agent may, with the prior consent of the Agent, subcontract with any other Person to service, administer or collect the Subject Receivables, provided that the Person with whom the Collection Agent so subcontracts shall not become the Collection Agent hereunder and the Collection Agent shall remain liable for the performance of the duties and obligations of the Collection Agent pursuant to the terms hereof. The Agent hereby consents to the subcontracting by Maxtor, as Collection Agent, with each Selling Affiliate from time to time to service, administer and collect the Subject Receivables originally owed to such Selling Affiliate, subject to the proviso to the preceding sentence, and provided that the Agent may at any time require the Collection Agent to, and the Collection Agent shall at the Agent's request, terminate such subcontracting with such Selling Affiliate.


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
        (b) The Collection Agent is hereby authorized and empowered to instruct the Trustee to make withdrawals and payments from the Concentration Account, subject to the limitations set forth in Section 6.06(a) and as otherwise set forth in this Agreement.

        SECTION 6.02. Duties of Collection Agent. (a) The Collection Agent shall (unless the Agent directs otherwise and subject to the Agent's direction and control to the extent consistent with the applicable Credit and Collection Policy) take or cause to be taken all such actions as may be necessary or advisable to collect each Subject Receivable from time to time, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the applicable Credit and Collection Policy. Each of the Seller, the Owners and the Agent hereby appoints as its agent the Collection Agent, from time to time designated pursuant to Section 6.01, to enforce its respective rights and interests in and under the Seller Assets. In no event shall the Collection Agent be entitled to make the Secondary Purchasers, the Agent or any Owner a party to any litigation without the express prior written consent of such party. Notwithstanding anything to the contrary contained herein, the Agent shall have the absolute and unlimited right to direct the Collection Agent to commence or settle any legal action or proceeding to enforce collection of Subject Receivables to the extent consistent with the applicable Credit and Collection Policy.

        (b) The Collection Agent shall instruct the Trustee in writing to set aside and hold in trust for the account of the Seller and each Owner their respective allocable shares of the Collections of Subject Receivables in accordance with Section 2.05. The Collection Agent shall take all other actions required to be taken by it under this Agreement, including, without limitation, delivery of the Daily Report and Purchaser Report pursuant to Section 2.06.

        (c) The Collection Agent may not extend the maturity or adjust the Outstanding Balance, or otherwise amend or modify the terms, of any Subject Receivable or amend, modify or waive any term or condition, or terminate or permit the termination, of any Contract related thereto; provided, however, that if and so long as no Event of Insecurity shall have occurred and be continuing, and unless the Agent shall have otherwise notified Maxtor, Maxtor, while it is the Collection Agent, may, in accordance with the Credit and Collection Policy, extend the maturity of any Defaulted Receivable as Maxtor may determine to be appropriate to maximize Collections thereof.

        (d) The Seller shall deliver to the Collection Agent, and the Collection Agent shall hold in trust for the Seller and each Owner in accordance with their respective interests, all documents, instruments and records (including, without limitation, computer tapes or disks) which evidence or relate to Subject Receivables.

        (e) The Collection Agent, if other than the Seller, shall as soon as practicable upon demand deliver to the Seller all documents, instruments and records in its possession which evidence or relate to Receivables of the Seller other dm Subject Receivables, and copies of documents, instruments and records in its possession which evidence or relate to Subject Receivables.


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
        (f) The Collection Agent's authorization under this Agreement shall terminate on the Collection Date.

        SECTION 6.03. Rights of the Agent. (a) The Agent may, at any time after the occurrence and during the continuance of any Event of Insecurity and at the Seller's expense, notify the Obligors of Subject Receivables, or any of them, of the ownership of Purchased Interests by the Owners.

        (b) At any time following the designation of a Collection Agent other than Maxtor pursuant to Section 6.01:

                (i) The Agent may direct the Obligors of Subject Receivables, or any of them, to make payment of all amounts due or to become due to the Seller under any Subject Receivable directly to the Agent or its designee.

                (ii) The Seller shall, at the Agent's request and at the Seller's expense, give notice of the ownership of Purchased Interests to such Obligors and direct them to make such payments directly to the Agent or its designee.

                (iii) The Seller shall, at the Agent's request and at the Seller's expense, (A) assemble all of the documents, instruments and other records (including, without limitation, computer tapes and disks) which evidence the Seller Assets, or which are otherwise necessary or desirable to collect such Subject Receivables, and shall make the same available to the Agent at a place selected by the Agent or its designee, and (B) segregate all cash, checks and other instruments received by it from time to time constituting Collections of Subject Receivables in a manner acceptable to the Agent and shall, promptly upon receipt, remit all such cash, checks and instruments, duly endorsed or with duly executed instruments of transfer, to a Lock Box Account.

                (iv) The Seller and Maxtor hereby irrevocably authorize the Agent to take any and all steps in the Seller's, Maxtor's or the respective Selling Affiliates' name and on behalf of the Seller and the Owners, necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Seller Assets, including, without limitation, endorsing the Seller's, Maxtor's or such Selling Affiliate's name on checks and other instruments representing Collections, enforcing Subject Receivables and the related Contracts, and adjusting, settling or compromising the amount or payment thereof, in the same manner and to the same extent as the Seller, Maxtor or such Selling Affiliate might have done absent the Purchases hereunder, and the Seller and Maxtor hereby appoints the Agent as its attorney-in-fact to carry out the intent and purpose of this subparagraph.

        SECTION 6.04. Responsibilities of the Seller. Anything herein to the contrary notwithstanding:


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                (a) The Seller and the respective Selling Affiliates shall perform all of their respective obligations under the Contracts related to the Subject Receivables to the same extent as if Purchased Interests had not been sold hereunder and the exercise by the Agent of its rights hereunder shall not relieve the Seller or any Selling Affiliate from such obligations or its obligations with respect to Subject Receivables; and

                (b) Neither the Agent nor the Owners shall have any obligation or liability with respect to any Seller Assets, nor shall any of them be obligated to perform any of the obligations of the Seller or any Selling Affiliate thereunder.

        SECTION 6.05. Further Action Evidencing Purchases. (a) The Seller agrees that from time to time, at its expense, it will, and will cause the respective Selling Affiliates to, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent or any Owner may reasonably request, in order to perfect, protect or more fully evidence the Purchased Interests, or to enable any of them or the Agent to exercise and enforce any of their respective rights and remedies hereunder or under the Assignments. Without limiting the generality of the foregoing, the Seller will, and will cause the respective Selling Affiliates to, upon the request of the Agent or any Owner: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or desirable, or as the Agent or any Owner may request, in order to perfect, protect or evidence such Purchased Interests; (ii) at any time after the occurrence and during the continuance of any Event of Insecurity (A) mark conspicuously each invoice evidencing each Subject Receivable and the related Contract with a legend, acceptable to the Agent, evidencing that such Purchased Interests have been sold in accordance with this Agreement; and (B) mark its master data processing records evidencing such Subject Receivables and related Contracts with such legend.

        (b) The Seller hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any Seller Assets now existing or hereafter arising without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering all or any of the Seller Assets shall be sufficient as a financing statement where permitted by law.

        (c) If the Seller fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Seller under Section 10.01 or Section 13.06, as applicable.

        SECTION 6.06. Establishment of Concentration Account and Lock Box Accounts. (a) Concentration Account. On or prior to the Closing Date, the Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain or cause to be established and maintained in the name of the Agent with Bankers Trust Company a segregated trust account (such account being the "Concentration Account" and such institution holding such account being the "Concentration Account Bank"), such account bearing a designation clearly indicating


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that the funds deposited therein are held for the benefit of the Beneficiaries.
The Agent shall possess all right, title and interest in and to all funds from time to time on deposit in the Concentration Account and in all proceeds thereof. The Concentration Account shall be under the sole dominion and control of the Agent for the benefit of the Beneficiaries, and neither the Seller, nor any Person claiming by, through or under the Seller, shall have any right, title or interest in, or any right to withdraw any amount from, the Concentration Account. Except as expressly provided in this Agreement, the Collection Agent agrees that it shall have no right of set-off or banker's lien against, and no right to otherwise deduct from, any funds held in the Concentration Account for any amount owed to it by any Beneficiary. The Collection Agent shall cause Collections to be deposited into the Concentration Account on each Business Day as promptly as is reasonably practicable after receipt in a Lock Box Account, and in any event no later than the day on which such Collections become available funds in such Lock Box Account. The Seller will require Maxtor and the Selling Affiliates, if any, to deposit any Collections received by it into a Lock Box Account within two Business Days following the Business Day on which such Collections are so received. Notwithstanding the foregoing, if and to the extent that funds that are not Collections are deposited into the Concentration Account, the Collection Agent may direct the Trustee in writing to withdraw such funds from the Concentration Account and deposit them in the Seller's Account. The Agent hereby authorizes the Trustee to make withdrawals and payments from the Concentration Account, and to invest the funds in the Concentration Account, in accordance with the provisions of this Agreement.

        If, at any time, the institution holding the Concentration Account ceases to be an Eligible Institution, the Collection Agent, upon obtaining actual knowledge thereof, shall, within 15 Business Days (i) establish a new Concentration Account meeting the conditions specified above with an Eligible Institution, (ii) transfer any cash and/or any investments held in the old Concentration Account or with respect thereto to such new Concentration Account and (iii) in the case of any new Concentration Account, deliver to all Lock Box Banks new Lock Box Agreements (with copies thereof to the Trustee) referring to such new Concentration Account, and from the date such new Concentration Account is established, it shall be the "Concentration Account". Pursuant to the authority granted to the Collection Agent in Section 6.02, the Collection Agent shall have the power to instruct the Trustee to make withdrawals and payments from the Concentration Account for the purposes of carrying out the Collection Agent's or the Trustee's duties specified in this Agreement.

        Funds on deposit in the Concentration Account, shall, at the written direction of the Collection Agent, be invested by the Trustee or the Eligible Institution maintaining such accounts in Available Investments as instructed by the Collection Agent in writing (which may be a standing instruction). All such Available Investments shall be held by the Trustee or the Eligible Institution maintaining such accounts for the benefit of the Beneficiaries. Such funds shall be invested in Available Investments that will mature so that funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date in amounts sufficient for the Trustee to make each distribution required under this Agreement on the next Settlement Date. All interest and other investment earnings (net of losses and investment expenses) received on funds on deposit in the Concentration Account, to the extent


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such investment income is not needed to pay the Beneficiaries on such Settlement
Date, shall be added to the Concentration Account and allocated in accordance with Section 2.06. The Trustee is hereby authorized, unless otherwise directed in writing by the Collection Agent, to effect transactions in Available Investments through a capital markets affiliate of the Trustee.

        (b) Lock Box Accounts. On or prior to the Closing Date, the Collection Agent for the benefit of the Beneficiaries, shall establish and maintain or cause to be established and maintained in the name of the Agent with an Eligible Institution, lock boxes or segregated accounts (each such lockbox and account, a "Lock Box Account"). Obligors will be directed to remit payments with respect to their Receivables to a Lock Box Account. The Lock Box Accounts shall be under the sole dominion and control of the Agent for the benefit of the Beneficiaries, and neither the Seller, nor any Person claiming by, through or under the Seller, shall have any right, title or interest in, or any right to withdraw any amount from, any Lock Box Account. The Collection Agent shall cause the Agent to transfer Collections to the Concentration Account in the manner set forth in
Section 6.06(a). Each Lock Box Account shall be maintained with documentation and instructions in form and substance satisfactory to the Trustee and the Agent. Such documentation shall provide, among other things, that available amounts shall be immediately transferred to the Concentration Account. The Collection Agent will not (i) make any change in the name, address or ABA number of any Lock Box Account Bank, the account number of any Lock Box Account, the name, address or ABA number of any Concentration Account Bank, or the account number for any Concentration Account from that set forth in Schedule I hereto or
(ii) amend any instruction to any Obligor or any instruction to or agreement with any Lock Box Bank with respect to any Lock Box Account (other than to (A) redirect payments of Obligors to a different Lock Box Account or to the Concentration Account, (B) close unused Lock Box Accounts and (C) open new Lock Box Accounts if the Trustee shall have received executed copies of the Lock Box Agreements with each new Lock Box Bank, and an updated Schedule I) unless the Trustee (if directed in writing to do so by the Agent), shall have given its prior consent to such change or amendment. Upon notice from any Lock Box Bank that any Lock Box Account or Lock Box Agreement is to be terminated by such Lock Box Bank, the Collection Agent shall forthwith (and in any event within 10 days after receipt of such notice), (i) establish a new Lock Box Account (if the Lock Box Account in respect of which the notice of termination has been given is the only Lock Box Account hereunder), and (ii) instruct each Obligor to make all payments made by it to the Collection Agent thereafter to a Lock Box Account in respect of which no notice of termination has been given, or, if there is no such Lock Box Account, to the Concentration Account.

        The Collection Agent hereby agrees and acknowledges that (i) it has executed and delivered to the Trustee and the Agent a letter and executed acknowledgment thereto substantially in the form of Exhibit C hereto (each, a "Lock Box Agreement" as the case may be), addressed to and executed by each banking institution or other Person with which a Lock Box Account is maintained (each such banking institution with which a Lock Box Account is maintained being a "Lock Box Bank") and (ii) it shall execute and deliver a substantially similar Lock Box Agreement, prior to the establishment by it of any additional or alternative Lock Box Account. The Collection Agent hereby agrees, and the Trustee and the Agent hereby each acknowledges, that the execution and delivery of each Lock Box Agreement transfers all right,


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
title and interest in all monies, securities and instruments in the applicable Lock Box Account to the Agent.

        SECTION 6.07. Establishment of Trustee's Account and Cure Account (a)
(i) The Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Trustee, with an Eligible Institution a segregated trust account accessible only by the Trustee (the "Trustee's Account"), which shall be identified as the "Trustee's Account for the Maxtor Receivables Purchase and Sale Agreement" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. The Trustee's Account initially shall be established at Bankers Trust Company and thereafter may only be established or maintained at an Eligible Institution.

        (ii) At the written direction of the Collection Agent (which may be a standing direction), funds on deposit in the Trustee's Account shall be invested by the Trustee in Available Investments selected by the Collection Agent that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date. All such Available Investments shall be held by the Trustee for the benefit of the Beneficiaries. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Trustee's Account shall be applied as set forth in Section 2.06. Funds deposited in the Trustee's Account on a Business Day which immediately precedes a Settlement Date upon the maturity of any Available Investments are not required to be invested overnight.

        (b) (i) The Collection Agent, for the benefit of the Beneficiaries, shall establish and maintain in the name of the Trustee a segregated trust account accessible only by the Trustee (the "Cure Account"), which shall be identified as the "Cure Account for the Maxtor Receivables Corporation Receivables Purchase and Sale Agreement" and shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the Beneficiaries. The Cure Account shall initially be established with Bankers Trust Company and thereafter may only be established or maintained at an Eligible Institution.

        (ii) At the written direction of the Collection Agent (which may be a standing direction), funds on deposit in the Cure Account shall be invested by the Trustee in Available Investments selected by the Collection Agent that will mature so that such funds will be available on or before the close of business on the Business Day next preceding the following Settlement Date. All such Available Investments shall be held by the Trustee for the benefit of the Beneficiaries. On each Settlement Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Cure Account shall be applied as set forth in Section 2.06. Funds deposited in the Cure Account on a Business Day which immediately precedes a Settlement Date upon the maturity of any Available Investments are not required to be invested overnight.

        (c) (i) The Trustee shall possess all right, title and interest in and to all funds on deposit from time to time in, and all Available Investments credited to, the Trustee's Account and the Cure Account (collectively, the "Trustee Accounts") and in all proceeds


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thereof. The Trustee Accounts shall be under the sole dominion and control of the Trustee for the benefit of the Beneficiaries. If, at any time, any Trustee Account is held by an institution other than an Eligible Institution, the Trustee (or the Collection Agent, at the direction of the Trustee and on its behalf) shall within 10 Business Days establish a new Trustee Account meeting the conditions specified in paragraph (a)(i) or (b)(i) above, as applicable, and shall transfer any cash and/or any investments to such new Trustee Account. Neither the Seller, the Collection Agent nor any Person or entity claiming by, through or under the Seller, the Collection Agent or any such Person or entity shall have any right, title or interest in, or any right to withdraw any amount from, any Trustee Account, except as expressly provided herein. Schedule VI identifies each Trustee Account by setting forth the identification name of such account, the account number of each such account, the account designation of each such account and the name and location of the institution with which such account has been established. If a substitute Trustee Account is established pursuant to this Section 6.06, the party establishing such substitute Trustee Account shall promptly provide to the Collection Agent or the Trustee, as applicable, an amended Schedule VI, setting forth the relevant information for such substitute Trustee Account.

        (ii) Notwithstanding anything herein to the contrary, the Collection Agent shall have the power, revocable by the Trustee at the direction of the Agent, to instruct the Trustee in writing to make withdrawals and payments from the Trustee Accounts for the purposes of carrying out the Collection Agent's or Trustee's duties hereunder.

        (d) At no time may greater than 10% of the funds on deposit in any Trustee Account be invested in Available Investments (other than obligations of the United States government or agencies the obligations of which are guaranteed by the United States government and money market funds) of any single entity or its Affiliates. Nothing herein shall be construed to impose any obligation on the Trustee to monitor compliance with this Section 6.07(d).

        (e) Any request by the Collection Agent to invest funds on deposit in any Trustee Account shall be in writing (which may be a standing instruction) and shall state that the requested investment is an Available Investment.

        (f) The Trustee is hereby authorized, unless otherwise directed by the Collection Agent, to effect transactions in Available Investments through a capital markets Affiliate of the Trustee.

        (g) In no event shall the Trustee be liable for the selection of Available Investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Collection Agent to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of written investment direction.


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        (h) The Trustee will periodically report to the Collection Agent, the
Seller and the Agent from time to time on such investments, and at such other times that are reasonably requested by the Seller or the Collection Agent.


                                   ARTICLE VII

                              EVENTS OF TERMINATION

        SECTION 7.01. Events of Termination. If any of the following events ("Events of Termination") shall occur and be continuing:

                (a) (i) The Collection Agent (if the Collection Agent is the Company or Maxtor or any Selling Affiliate or any of their respective Affiliates) shall fail to perform or observe any term, covenant or agreement hereunder (other dm as referred to in clause (ii) of this Section 7.01 (a)) and such failure shall remain unremedied for three Business Days or (ii) the Collection Agent (if the Collection Agent is the Company or Maxtor or any Selling Affiliate or any of their respective Affiliates) or the Seller or any Selling Affiliate shall fail to make any payment or deposit to be made by it hereunder or under any Purchase Document when due, in the case of any payment in respect of any Purchase Price or Yield (unless such Collection Agent or the Seller or such Selling Affiliate shall have initiated such payment or deposit by wire transfer on or before the day when due and the failure of such payment or deposit to have been made when due shall have been beyond the control of such Collection Agent or the Seller or such Selling Affiliate, in which case no Event of Termination shall occur solely as a result of such failure unless and until such payment or deposit shall also not have been made on the Business Day following the day when due), or by the first Business Day following the day when due in the case of any payment or deposit not in respect of any Purchase Price or Yield; or

                (b) The Seller, Maxtor or the Company shall fail to perform or observe any term, covenant or agreement contained in Section 5.01 (i) (except that no Event of Termination shall occur solely as a result of any failure to make a payment or deposit when due under any Selling Affiliate Receivables Contribution and Sale Agreement unless such payment shall also not be made within the applicable cure period set forth in Section 7.01 (a)(ii) above), 5.01(l), 5.02(c), 5.03 or 6.03 (a)
        hereof, or any Selling Affiliate shall fail to perform or observe any corresponding term, covenant or agreement contained in its Selling Affiliate Receivables Contribution and Sale Agreement (except that no Event of Termination shall occur solely as a result of any failure to make a payment or deposit when due under any Selling Affiliate Receivables Contribution and Sale Agreement unless such payment shall also not be made within the applicable cure period set forth in Section
        7.01 (a)(ii) above); or

                (c) Any representation or warranty or statement made by the Seller, Maxtor, the Company or any Selling Affiliate (or any of their respective officers) under or in


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        connection with any Purchase Document shall prove to have been incorrect in any material respect when made; or

                (d) The Seller, the Company, Maxtor or any Selling Affiliate shall fail to perform or observe any other term, covenant or agreement contained in any Purchase Document on its part to be performed or observed and any such failure shall remain unremedied for 10 days after written notice thereof shall have been given to the Seller, the Company, Maxtor or any Selling Affiliate, as applicable, by the Agent; or

                (e) The Seller, the Company, Maxtor or any Selling Affiliate shall fail to pay any principal of or premium or interest on any Debt which is outstanding in a principal amount of at least $5,000,000 in the aggregate when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                (f) Any Purchase shall for any reason (other than pursuant to the terms hereof) cease to create, or any Purchased Interest shall for any reason cease to be, a valid and perfected first priority undivided percentage ownership interest in the Seller Assets, or the Agent, for the benefit of the Beneficiaries, shall cease to have a valid and perfected flat priority security interest in the Seller Assets, or the Assignment shall for any reason cease to evidence in the Owner of such Purchased Interest legal and equitable title to, and ownership of, an undivided percentage ownership interest in the Seller Assets or valid and perfected first priority security interest therein; or

                (g) The Seller, the Company, Maxtor, HEA, HEI or any Selling Affiliate shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Seller, the Company, Maxtor or any Selling Affiliate seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 60 days, or any of the actions sought in such proceeding (including, without


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        limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Seller, the Company, Maxtor or any Selling Affiliate shall take any corporate action to authorize any of the actions set forth above in this subsection (g); or

                (h) The average Default Termination Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 6.0%, or the average Delinquency Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 10.0%, or the average Loss-to Liquidation Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 1.0%, or the average Dilution Ratio for any Purchased Interest as at the last day of any three successive Fiscal Months most recently ended shall exceed 9.0%; or

                (i) There shall have occurred any event which materially adversely affects the collectibility of the Subject Receivables, or there shall have occurred any other event which materially adversely affects the ability of the Seller, the Company, Maxtor or any Selling Affiliate to collect Subject Receivables or the ability of the Seller, the Company, Maxtor or any Selling Affiliate to perform its obligations under any Purchase Document or Contract; or

                (j) Any ERISA Event shall have occurred with respect to a Plan and the sum (determined as of the date of occurrence of such ERISA Event) of the Insufficiency of such Plan and the Insufficiency of any and all other Plans with respect to which an ERISA Event shall have occurred and then exist (or the liability of the Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof related to such ERISA Event) exceeds $10,000,000; or

                (k) The Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Seller, the Company, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates as Withdrawal Liability (determined as of the date of such notification), exceeds $10,000,000 or requires payment exceeding $10,000,000 per annum; or

                (1) The Seller, the Company, Maxtor or any Selling Affiliate or any ERISA Affiliate of either thereof shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, and as a result of such reorganization or termination the aggregate annual contributions of the Seller, the Company, Maxtor or any Selling Affiliate, respectively, and its ERISA Affiliates to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of such


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
        Multiemployer Plans immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $10,000,000; or

                (m) Any material provision of any Purchase Document after delivery thereof pursuant to Section 3.01 shall for any reason cease to be valid and binding on the Seller, the Company, Maxtor or any Selling Affiliate, as applicable to such Purchase Document, or the Seller, the Company, Maxtor or any Selling Affiliate, as applicable, shall so state in writing, or any Purchase Document shall cease to be in full force and effect; or

                (n) The Company shall, at any time, together with HEI, HMM and HC cease to own directly or indirectly (i) at least 30% of the issued and outstanding shares of the capital stock of Maxtor, (ii) at least 30% of the issued and outstanding shares of the capital stock of each Selling Affiliate, or (iii) at least 51% of the issued and outstanding shares of the capital stock of Maxtor while any Person (other than HEI, the Company, or HC) directly or indirectly owns 5% or greater of the issued and outstanding shares of the capital stock of Maxtor, or Maxtor shall, at any tixne, cease to own 100% of the issued and outstanding shares of the capital stock of the Seller; or

                (o) Any of the Company's long-term public senior debt securities shall be rated less than B- or B3 by S&P and Moody's, respectively or, if such securities are not rated by S&P and Moody's, such securities have a deemed rating of at least B- and B3, as determined by the Agent in its sole discretion; or

                (p) the Seller's constituent documents shall be amended, supplemented or otherwise modified; or


                (q) the Net Subject Receivables Balance shall, for a period of five (5) consecutive Business Days, be less than the Required Net Subject Receivables Balance; or

                (r) the sum of the Purchased Interests shall equal or exceed 90% until the Agent is satisfied with the Daily Report procedures hereunder, and 100% thereafter.

then, and in any such event, the Agent shall, at the request, or may with the consent, of any Owner, by notice to the Seller (with a copy of such notification to the Trustee) declare the Facility Termination Date to have occurred, whereupon the Facility Termination Date shall forthwith occur, without demand, protest or further notice of any kind, all of which are hereby expressly waived by the Seller; provided, however, that in the event of an actual or deemed entry of an order for relief with respect to the Seller, the Company, Maxtor or any Selling Affiliate under the Federal Bankruptcy Code or the occurrence of any event described above in subsection (f), the Facility Termination Date shall automatically so occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller. Upon any such occurrence of the Facility Termination Date, the Facility shall terminate, and no further


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Purchases shall be made hereunder. Furthermore, the Agent and the Owners shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws (to the extent consistent with an ownership interest in the Subject Receivables), which rights shall be cumulative.

                                  ARTICLE VIII
                                    THE AGENT

        SECTION 8.01. Authorization and Action. Each Owner hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Purchase Documents as are delegated to the Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto.

        SECTION 8.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them as Agent under or in connection with this Agreement any other Purchase Document or any instrument or document furnished pursuant hereto (including, without limitation, the Agent's servicing, administering or collecting Subject Receivables as Collection Agent pursuant to
Section 6.01), except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (i) may consult with legal counsel (including counsel for the Seller, Maxtor, the respective Selling Affiliates or the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Owner and shall not be responsible to any Owner for any statements, warranties or representations (whether written or oral) made in or in connection with any Purchase Document or any other instrument or document furnished pursuant hereto;
(iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of any Purchase Document or any other instrument or document furnished pursuant hereto on the part of the Seller, Maxtor, the respective Selling Affiliates or the Company or to inspect the property (including the books and records) of the Seller, Maxtor, the respective Selling Affiliates or the Company; (iv) shall not be responsible to any Owner for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of any Purchase Document or any other instrument or document furnished pursuant hereto or thereto or any Subject Receivable or Purchased Interest; and (v) shall incur no liability under or in respect of any Purchase Document or any other instrument or document furnished pursuant hereto by acting upon any notice (including notice by telephone), consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

        SECTION 8.03. CNAI and Affiliates. With respect to any Purchased Interest owned by it, CNAI shall have the same rights and powers under this Agreement as any other Owner and may exercise the same as though it were not the Agent. CNAI and its Affiliates may


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
generally engage in any kind of business with the Seller, Maxtor, the respective Selling Affiliates or the Company or any Obligor, any of their respective Affiliates and any Person who may do business with or own securities of the Seller, Maxtor, the respective Selling Affiliates or the Company or any Obligor or any of their respective Affiliates, all as if CNAI were not the Agent and without any duty to account therefor to the Owners.


                                   ARTICLE IX

                        ASSIGNMENT OF PURCHASED INTERESTS

        SECTION 9.01. Assignment. (a) Any Secondary Purchaser may assign to any Assignee, and any such Assignee may assign to any other Assignee, all or any portion of any of its Purchased Interests pursuant to a written assignment with respect to each such Purchased Interest in such form, and upon such other terms and conditions, if any, as the parties thereto may mutually agree. Upon any such assignment, (i) the Assignee shall become the Owner of such Purchased Interest or portion thereof for all purposes of the Purchase Documents and any other instrument or document furnished pursuant hereto and (ii) the Owner assignor thereof shall relinquish its rights with respect to such Purchased Interest or portion thereof for all purposes of the Purchase Documents and any other instrument or document furnished pursuant hereto. The parties to each such assignment shall deliver to the Agent the related written assignment, duly executed by such parties, and each assignor shall promptly execute and deliver all further instruments and documents, and take all other action, that the Assignee may reasonably request in order to perfect, protect or more fully evidence the Assignee's right, title and interest in and to such Purchased Interest, and to enable the Assignee to exercise or enforce any rights under the Purchase Documents and any other instrument or document furnished pursuant hereto with respect to such Purchased Interest or portion thereof The Agent shall (i) provide notice to the Seller of any assignment of a Purchased Interest or portion thereof hereunder and (ii) maintain at its office referred to in
Section 13.02 a copy of each written assignment delivered to it and a register for the recordation of the names and addresses of the Owners, and the Purchased Interests or portions thereof owned by such Owners, from time to time. The entries in such register shall constitute prima facie evidence of the accuracy of the information contained therein, and the Seller, the Agent, the Secondary Purchasers and the Owners may treat each Person whose name is recorded therein as an Owner hereunder for all purposes of this Agreement. Such register shall be available for inspection by the Seller or any Owner at any reasonable time and from time to time upon reasonable prior notice.

        (b) By executing and delivering an assignment (in the case of an Owner assignor) and executing and accepting an assignment (in the case of an Assignee), the Owner assignor thereunder and the Assignee thereunder confirm and agree with each other and the other parties hereto as follows: (i) other dm as provided in such assignment, such assigning Owner makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of


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this Agreement or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto, or the perfection, priority or value of any ownership or security interest created or purported to be created hereunder or under any other Purchase Document; (ii) such assigning Owner makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Seller or Maxtor or the performance or observance by the Seller or Maxtor of any of its obligations under this Agreement, or any other Purchase Document or any other instrument or document furnished pursuant hereto or thereto; (iii) such Assignee confirms that it has received a copy of this Agreement, each other Purchase Document and any other instrument or document furnished pursuant hereto or thereto, together with copies of the most recent annual and periodic financial statements delivered pursuant to clauses
(a) and (b) of Section 5.02 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and to purchase such Purchased Interest; (iv) such Assignee will, independently and without reliance upon the Agent, any of its Affiliates, such assigning Owner or any other Owner and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement, the other Purchase Documents and any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such Assignee appoints as its agent the Collection Agent from time to time designated pursuant to Section
6.01 to enforce its respective rights and interests in and under the Seller Assets.

        SECTION 9.02. Annotation of the Assignment. The Agent shall annotate the Assignment to reflect any assignments made pursuant to Section 9.01 or otherwise.


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                                    ARTICLE X

                                 INDEMNIFICATION

        SECTION 10.01. Indemnities by the Seller. Without limiting any other rights which any Indemnified Party may have under any Purchase Document or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees and expenses, but excluding (a) any amount to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes (other than any withholding taxes in respect of any Included Foreign Receivable)), incurred by such Indemnified Party arising out of or as a result of any Purchase Document or any transaction contemplated thereby, the ownership of Purchased Interests, the use of proceeds of any Purchase or deposit of Owner Collections to the Seller's Account or in respect of any Seller Asset (all of the foregoing, to the extent not so excluded, being collectively referred to as "Indemnified Amounts"). Without limiting or being limited by the foregoing and whether or not any of the transactions contemplated hereby are consummated, the Seller shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against all Indemnified Amounts relating to, resulting from, or which would not have occurred but for:

                (i) any Receivable becoming a Subject Receivable which is not at the applicable Purchase Date thereof an Eligible Receivable (including without limitation any Included Foreign Receivable);

                (ii) reliance on any representation or warranty or statement made or deemed made by the Seller, Maxtor, the Company or any Selling Affiliate or any of their respective Affiliates (or any of their respective officers) under or in connection with any Purchase Document which shall have been incorrect in any material respect when made;

                (iii) the failure by the Seller, Maxtor or any Selling Affiliate to comply with any applicable law, rule or regulation with respect to any Seller Asset, or the nonconformity of any Seller Asset with any such applicable law, rule or regulation;

                (iv) the failure to either (a) vest in the Owner of a Purchased Interest a valid and perfected first priority undivided percentage ownership interest, to the extent of each Purchased Interest, in each Seller Asset; or the failure to (b) vest in the Agent, for the benefit of the Beneficiaries, a valid and perfected first priority security interest in any Seller Asset; or the failure of the Seller to have obtained a first priority perfected ownership interest in the Seller Assets transferred or purported to be transferred to the Seller under the Receivables Contribution and Sale Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, free and clear of any Adverse Claim;

                (v) the failure of the Seller, Maxtor or any Selling Affiliate to have filed, or any delay by the Seller, Maxtor or any Selling Affiliate in filing, financing statements or


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        other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Seller Asset at any time;

                (vi) any defense (other than discharge in bankruptcy or other insolvency proceeding of the Obligor) of the Obligor to the payment of any Receivable which is, or purports to be, a Subject Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;

                (vii) any failure of the Seller, the Company, Maxtor or any Selling Affiliate or any of their respective Affiliates, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions of Article VI or to perform its duties or obligations under the Contracts or under the Purchase Documents;

                (viii) any products liability, personal injury or property damage or other similar or related claim or action of whatever sort allegedly arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;

                (ix) any investigation, litigation or proceeding related to any Purchase Document or any other instrument or document furnished pursuant hereto or the use of proceeds of Purchases or deposit to the Seller's Account or the ownership of Purchased Interests or the security or in respect of any Receivable, Related Security, Contract, Collections or Additional Assigned Rights, in each case other than any investigation, litigation or proceeding (A) relating solely to any violation by any Indemnified Party of any banking bank holding company or securities laws or any Owner's sale of commercial paper or other funding source and (B) not relating to or based upon or otherwise attributable to any act, statement, omission or violation by the Seller, Maxtor, the Company, any Selling Affiliate or any Affiliate of any thereof;

                (x) the failure to pay when due any taxes payable by the Seller, the Company, Maxtor or any Selling Affiliate (other than any Owner's taxes), including without limitation sales taxes, shipping charges or other similar charges or taxes due on merchandise or services sold by the Seller, Maxtor or any Selling Affiliate to Obligors; or

                (xi) the commingling of Collections of Subject Receivables at any time with other funds.

        Any amounts subject to the indemnification provisions of this Section
10.01 shall be paid by the Seller to the Agent for the account of the applicable Indemnified Party promptly but in any event within five Business Days following demand therefor by the Agent or such Indemnified Party. The indemnification provisions of this Section 10.01 shall survive the termination of this Agreement.


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                                   ARTICLE XI
                                   THE TRUSTEE

        SECTION 11.01. Duties of the Trustee. (a) The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no implied duties or covenants shall be read into this Agreement against the Trustee.

        (b) The Trustee, upon receipt of any resolutions, certificates, statements, opinions, reports, documents, orders or other instruments to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement. The Trustee shall give prompt written notice to the Seller and the Agent of any material lack of conformity of any such instrument to the applicable requirements of this Agreement discovered by the Trustee.

        (c) Subject to Section 11.01(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct; provided, however, that:

                (i) the Trustee shall not be personally liable for an error of judgment made in good faith by any Responsible Official of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                (ii) the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Agent relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee in accordance with the terms of this Agreement, or exercising any trust or power conferred upon the Trustee under this Agreement; and

                (iii) the Trustee shall not be charged with knowledge of any failure by the Collection Agent to comply with any obligations of the Collection Agent contained herein or of any Event of Termination unless a Responsible Official of the Trustee obtains actual knowledge of such failure or such event or the Trustee receives written notice of such failure or such event from the Collection Agent, the Agent, any Owner or any Bank.

        (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there are reasonable grounds for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any


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event require the Trustee to perform, or be responsible for the manner of performance of, any obligations of the Collection Agent under this Agreement.

        (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Agent (for the benefit of the Owners) m any Receivable now existing or hereafter created or impair the value of any Receivable now existing or hereafter created.

        (f) The Trustee shall have no responsibility or liability for the selection of, or investment losses on, Available Investments. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the relevant party to provide timely written investment direction.

        (g) The Trustee shall, with respect to each Daily Report (upon which the Trustee may conclusively rely and be fully protected in acting or refraining from acting in such reliance), (A) compare the Collections reported that day by the Collection Agent to the actual Collections deposited to the Lock Box Accounts and the Concentration Account, and (B) perform each of the account transfers set forth in the Daily Report as directed in writing by the Collection Agent;

        (h) The Trustee shall with respect to each Purchaser Report (upon which the Trustee may conclusively rely and be fully protected in acting or refraining from acting in such reliance) examine such Purchaser Report for indications of the occurrence of any Events of Termination arising from under clause (h) of
Section 7.01 for positive indications of actual Events of Termination.

        (i) Notwithstanding any other provision of this Agreement, upon discovery by a Responsible Official of Trustee of any material discrepancy between the amounts reported by the Collection Agent and the amounts calculated as provided above, the Trustee shall promptly notify the Collection Agent and the Agent thereof.

        SECTION 11.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 11.01:

                (a) the Trustee may conclusively rely on and shall be fully protected in acting on, or in refraining from acting in accord with, any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, consent, order, appraisal, bond or other paper or document believed by it in good faith to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

                (b) the Trustee may consult with counsel and, as a condition to taking, suffering or omitting to take any action, may demand an opinion of counsel and any such opinion of counsel shall be fall and complete authorization and protection in respect of


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        any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

                (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Beneficiaries, unless such Beneficiaries shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                (d) subject to Section 11.01(c), the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, approval, bond or other paper or document unless requested in writing so to do by the Agent;

                (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, custodians or nominees, and the Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of any such agent, attorney, custodian or nominee appointed with due care by it hereunder;

                (g) except as required by Section 11.01, the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Seller with its representations and warranties or for any other purpose; and

                (h) nothing in this Agreement shall be construed to require the Trustee to act as a guarantor of the Collection Agent's performance.

        SECTION 11.03. Trustee Not Liable for Recitals in Certificates or Receivables. The Trustee assumes no responsibility for the correctness of the recitals contained herein. Except as set forth in Section 11.12, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of any Receivable or related document. The Trustee shall not be accountable for the use or application of any funds paid to the Seller in respect of the Receivables or deposited in or withdrawn from the Concentration Account, any Lock Box Account, the Seller's Account, or any other account hereafter established in accordance with the terms of this Agreement. The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any security interest in any Receivable


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or the perfection and priority of such security interest or the maintenance of any such perfection and priority.

        SECTION 11.04. Trustee May Own Purchased Interests. The Trustee in its individual or any other capacity may become the owner or pledgee of Purchased Interests and may otherwise deal, and transact banking business, with the Collection Agent and the Seller with the same rights as it would have if it were not the Trustee.

        SECTION 11.05. Compensation: and Indemnification: Trustee's Expenses.
(a) The Trustee shall be entitled to receive a monthly Trustee's fee (which fee, to the extent permitted by applicable law, shall not be limited by any provision of law, such fee being the "Trustee's Fee") in respect of each Fiscal Month (or portion thereof) from the Closing Date hereunder until the Facility Termination Date, payable in arrears on each Settlement Date in an amount agreed upon in writing by the Trustee and the Seller. The Trustee's Fee shall be payable, first, from amounts distributed pursuant to Section 2.06, second, to the extent not paid from such amounts, by the Seller, and third, to the extent not paid from such amounts or by the Seller, by the Collection Agent. When the Trustee incurs expenses or renders services in connection with bankruptcy, insolvency, reorganization or similar proceedings affecting any Person, such expenses (including the reasonable fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors' rights generally.

        (b) Without limiting any of the rights the Trustee has under Section
10.01 the Seller shall indemnify the Trustee in its individual capacity and any of its officers, directors, employees and agents against any and all loss, liability or expense (including reasonable attorneys' fees) incurred by it in connection with the performance of its duties under this Agreement and the other Purchase Documents except any loss, liability or expense resulting from the gross negligence or willful misconduct of such Indemnified Party.

        (c) Expenses. The Seller will pay or reimburse the Trustee upon its request on at least 5 Business Days' notice providing reasonable detail, and if the Seller shall fail to do so, the Collection Agent will so pay or reimburse the Trustee (with a right to reimbursement from the Seller), and if both the Seller and the Collection Agent shall fail to do so, the Agent will have the right, but not the obligation, to so pay or reimburse the Trustee (with a right to reimbursement from the Seller), for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement or in connection with any amendment hereto (including the reasonable fees and expenses of its agents, any co-trustee and counsel and fees incurred in connection with an Event of Termination) except any such expense, disbursement or advance as may arise from its gross negligence or willful misconduct. The Seller's and Collection Agent's covenant provided in this Section 11.05 shall survive the termination of this Agreement.

        SECTION 11.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be an Eligible Institution. If the Trustee publishes reports of condition at least annually, pursuant to law or to the requirements of any supervising or examining authority, then,


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for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07.

        SECTION 11.07. Resignation or Removal of Trustee. (a) The Trustee may at any time resign and be discharged from its obligations hereunder by giving 30 days' written notice thereof to the Seller, the Agent and the Collection Agent. Upon receiving such notice of resignation, the Collection Agent shall promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section II. 06 and shall fail to resign after written request therefor by the Collection Agent or if at any time the Trustee shall be legally unable to act, or shall be adjudged as bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Collection Agent may remove the Trustee and promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

        (c) If at any time the Trustee shall fail to perform its obligations under this Agreement, the Agent may remove the Trustee and direct the Collection Agent to promptly appoint a successor trustee acceptable to the Agent by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor appointment; provided that if all other procedures fail and a successor trustee has not accepted an appointment pursuant to this Section 11.07(c) within 30 days after the Trustee shall have received notice from the Agent of its intention to remove such Trustee, the Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

        (d) Notwithstanding anything herein to the contrary, any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08.

        SECTION 11.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 11.07 shall execute, acknowledge and deliver to the Seller, the Collection Agent, the Agent and its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become


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fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee after payment of all monies due and owing to it, shall deliver to the successor trustee all documents or copies thereof and statements held by it hereunder, and the Seller and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

        (b) No successor trustee shall accept appointment as provided in this
Section 11.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 11.06.

        SECTION 11.09. Merger or Consolidation of Trustee. Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 11.06.

        SECTION 11.10. Tax Returns. In the event any tax returns shall be required to be filed by the Trustee in connection with any of the trust accounts hereunder, the Collection Agent shall prepare or shall cause to be prepared any such tax returns and shall remit such returns to the Trustee for signature at least five days before such returns are due to be filed. The Trustee shall promptly sign such returns and deliver such returns after signature to the Collection Agent, and such returns shall be filed by the Collection Agent. In no event shall the Trustee be liable for any liabilities, costs or expenses of the Owners, the Banks or the Agent arising out of the application of any tax law, including federal, state, foreign or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalty or addition to tax with respect thereto or arising from a failure to comply therewith).

        SECTION 11.11. Right of Agent to Direct Trustee. The Agent shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee under any Purchase Document or exercising any trust or power conferred on Trustee under any Purchase Document; provided, however that, subject to Section 11.01, the Trustee shall have the right to decline to follow any such direction if the Trustee after receiving an opinion of counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by any Responsible Official of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability.

        SECTION 11.12. Representations and Warranties of Trustee. The Trustee represents and warrants that:

                (a) the Trustee is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York, and has the power to own its assets and to transact the business in which it is presently engaged;


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                (b) the Trustee has the full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

                (c) this Agreement has been duly executed and delivered by the Trustee and constitutes a legal, valid and binding obligation of the Trustee enforceable against the Trustee in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and except as such enforceability may be limited by general principles of equity, whether considered in a suit at law or in equity).

        SECTION 11.13. Maintenance of Office or Agency. The Trustee will maintain at its expense in New York, New York an office or agency (the "Corporate Trust Office") where its corporate trust office shall be administered and where notices and demands to or upon the Trustee in respect of this Agreement shall be served. The Trustee initially designates its office or agency at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group/Structured Finance, as such office. The Trustee will give prompt written notice to the Seller, the Collection Agent and the Agent of any change in the location of any such office or agency.

                                   ARTICLE XII
                                     CONSENT

        SECTION 12.01. Consent to Assignment. Maxtor hereby acknowledges notice of, and consents to, the assignment by the Seller under this Agreement of all Additional Assigned Rights now existing or hereafter arising.

        SECTION 12.02. Agreements as to Additional Assigned Rights. Maxtor and the Seller agree for the benefit of the Agent and the Owners as follows:

                (a) Maxtor shall make all payments to be made by it to the Seller under or in connection with any Purchase Document, directly to the Agent by payment to the account (account number 40517805) of the Agent maintained at the office of Citibank, at 399 Park Avenue, New York, New York, or otherwise in accordance with the instructions of the Agent, such payments to be made to the Agent.

                (b) All payments to be made by Maxtor to the Seller under or in connection with any Purchase Document, shall be made by Maxtor irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and Maxtor will not seek to recover from the Agent or any Owner for any reason any such payment once made.


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                (c) To the extent the Secondary Purchasers receive any payments relating to the Additional Assigned Rights to which the Secondary Purchasers are not entitled, the Secondary Purchasers shall remit such payments to the Seller or any other Person designated by the Seller.

                (d) The Agent shall be entitled, except to the extent limited by agreement among the Seller, the Owners and the Agent, to exercise any and all rights and remedies of the Seller under any Purchase Document to which it is a party, including without limitation rights of the Seller to make requests, demands for payment and other demands, determinations and designations, to amend, supplement or modify, to give consents or waivers, and to deliver notices to Maxtor, and to receive notices, requests, reports and other information to be delivered by Maxtor, from time to time thereunder; and Maxtor shall in all respects comply with and perform in respect of each such exercise. Neither the Agent nor any Owner shall have any obligation or liability with respect to any of the Seller's obligations under any Purchase Document.

        SECTION 12.03. Further Agreements. In order to induce the Owners to purchase interests from time to time in Subject Receivables, Maxtor hereby acknowledges and agrees as follows:

                (a) On the date hereof and as of the Closing Date, Maxtor hereby reaffirms for the benefit of the Agent and the Owners the representations and warranties made by Maxtor in Section 3.01 of the Receivables Contribution and Sale Agreement, in Section 5 of the Maxtor Agreement and in the Repurchase Agreement, respectively.

                (b) Each of the Purchase Documents to which Maxtor is a party is and on the Closing Date will be (i) the legal, valid and binding obligation of each party thereto enforceable against Maxtor and each other party thereto in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other laws affecting rights of creditors generally and to general equitable principles, and (ii) in full force and effect, and is not subject to any dispute, offset, counterclaim or defense whatsoever.

                (c) Maxtor will, at is expense, timely and fully perform and comply in all material respects with, and cause each of the Seller and any Selling Affiliates to timely and fully perform and comply in all material respects with, all provisions, covenants and other promises required to be observed by Maxtor, such Selling Affiliate or the Seller, as applicable, under each Purchase Document to which it is a party, maintain, and cause the Seller and any Selling Affiliate to maintain, each Purchase Document to which it is a party in full force and effect, enforce, and cause the Seller and any Selling Affiliate to enforce, each Purchase Document to which it is a party in accordance with its respective terms, take, and cause the Seller and any Selling Affiliate to take, all such action to such end as may be from time to time reasonably requested by the Agent, and make, and cause the Seller or any Selling Affiliate to make, to any party to any Purchase Document to which it is a party such demands and requests for information and reports or for action as


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        Maxtor or the Seller, respectively, are entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

                (d) Maxtor will promptly and in any event within five Business Days after its receipt or delivery thereof, deliver to the Agent copies of all notices, requests, reports, certificates, and other documents and information delivered or received by Maxtor from time to time under or in connection with any Purchase Document.

                (e) Maxtor will not (A) cancel or terminate any Purchase Document to which it is a party or consent to or accept any cancellation or termination thereof, (B) amend or otherwise modify any term or condition of any Purchase Document to which it is a party or give any consent, waiver or approval thereunder, (C) waive any default under or breach of any Purchase Document to which it is a party or (D) take any other action under any Purchase Document to which it is a party not required by the terms thereof that would impair the value of any Additional Assigned Rights or the Seller's rights or interests thereunder or the rights or interests of the Agent or the Owners hereunder or thereunder, or permit the Seller or any Selling Affiliate to take any of the actions set forth in clauses (A) through (D) above with respect to any Purchase Document to which it is a party.

        SECTION 12.04. Seller Remains Liable. Anything herein to the contrary notwithstanding, (a) the Seller shall remain liable under each Purchase Document to which it is a party to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Agent of any of the rights hereunder shall not release the Seller from any of its duties or obligations under each Purchase Document to which it is a party, and (c) neither the Agent nor the Secondary Purchasers nor any other Indemnified Party shall have any obligation or liability under any Purchase Document by reason of this Article XII, nor shall the Agent or the Secondary Purchasers or any other Indemnified Party be obligated to perform any of the obligations or duties of the Seller thereunder.

        SECTION 12.05. Agent Appointed Attorney-in-Fact. The Seller hereby irrevocably appoints the Agent the Seller's attorney-in-fact, with full authority in the place and stead of the Seller and in the name of the Seller or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of the assignment hereunder, including, without limitation:

                (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with the Additional Assigned Rights,

                (b) to receive, indorse and collect any drafts or other instruments, documents and chattel paper in connection therewith, and

                (c) to file any claims or take any action or institute any proceedings which the


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        Agent may deem necessary or desirable for the collection of any of the
        Additional Assigned Rights or otherwise to enforce compliance with the terms and conditions of the Purchase Documents or the rights of the Agent with respect to any of the Additional Assigned Rights.

        SECTION 12.06. Agent May Perform. If the Seller fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the reasonable expenses of the Agent incurred in connection therewith shall be payable by the Seller under Section 13.06(a).

        SECTION 12.07. The Agent's Duties. The powers conferred on the Agent hereunder are solely to protect its interest in the Additional Assigned Rights and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Additional Assigned Rights in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Additional Assigned Rights or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Additional Assigned Rights. The Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Additional Assigned Rights in its possession if such Additional Assigned Rights are accorded treatment substantially equal to that which it accords its own property.

        SECTION 12.08. Remedies. If any Event of Termination shall have occurred and be continuing:

                (a) The Agent may exercise any and all rights and remedies of the Seller under or in connection with each Purchase Document to which the Seller is a party or otherwise in respect of the Additional Assigned Rights, including, without limitation, any and all rights of the Seller to demand or otherwise require performance of any provision of any Purchase Document.

                (b) The Agent may exercise in respect of the Additional Assigned Rights, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of an owner of such Additional Assigned Rights to the extent of the interest therein assigned under this Agreement under applicable law in effect in the State of New York.

                (c) All payments received by the Seller in respect of the Additional Assigned Rights shall be received in trust for the benefit of the Agent, shall be segregated from other funds of the Seller and shall be forthwith paid over to the Agent in the same form as so received (with any necessary endorsement).


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
                                  ARTICLE XIII

                                  MISCELLANEOUS

        SECTION 13.01. Amendments, Integration, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, each Owner and the Purchaser, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.

        SECTION 13.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by telefax) and mailed, telefaxed or delivered, as to each party hereto, at its address and telefax number set forth under its name on the signature pages hereof or in the case of any Assignee, at its address set forth in the notice delivered to the Agent pursuant to Section 9. 01 (a) or at such other address or telefax number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed or telefaxed, be effective when delivered by mail or when telefaxed, respectively, except that notices and communications to the Agent, the Trustee and the Owners pursuant Article II shall not be effective until received by the Agent, the Trustee or the Owners, as the case may be.

        SECTION 13.03. No Waiver; Remedies. No failure on the part of any Owner, Indemnified Party, the Secondary Purchaser, the Agent, the Seller or the Trustee to exercise, and no delay in exercising, any right under any Purchase Document shall operate as a waiver thereof; nor, shall any single or partial exercise of any right under any Purchase Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

        SECTION 13.04. Binding Effect; Assignability. This Agreement shall be binding upon and inure to the benefit of the Seller, the Agent, the Purchaser, the Secondary Purchasers, the Trustee, each Owner and each Indemnified Party and their respective successors and assigns, except that the Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Agent. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, however, that rights and remedies with respect to the indemnification provisions of this Agreement shall be continuing and shall survive any termination of this Agreement.

        SECTION 13.05. Governing Law. This Agreement and the Assignments shall be governed by, and construed in accordance with, the laws of the State of California, except (i) to the extent that the perfection or the effect of non-perfection of the interests of the Owners, or remedies hereunder, in respect of the Seller Assets in respect thereof are governed by the laws of


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a jurisdiction other than the State of California and (ii) for the rights, duties, privileges, immunities and indemnities of the Trustee, which shall be governed by the laws of the State of New York.

        SECTION 13.06. Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Indemnified Parties under Article X hereof, the Seller agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, periodic auditing (to the extent the costs and expenses related thereto are required to be paid by the Seller pursuant to
Section 5. 01 (c)), modification and amendment of the Purchase Documents and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, with respect thereto and with respect to advising the Agent as to its rights and remedies under the Purchase Documents and the other documents to be delivered hereunder. The Seller further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Purchase Documents and the other documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 13.06(a).

        (b) In addition, the Seller shall pay when due any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or searching in respect of, or enforcement, of the Purchase Documents and the other documents to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes and fees (including, without limitation, sales taxes, shipping charges or other similar taxes and charges due on merchandise or services sold by the Seller, Maxtor or any Selling Affiliate to Obligors), provided that each Owner will pay (or reimburse the Seller for) all property, excise or similar taxes and any other taxes imposed by reason of ownership of Subject Receivables, but only to the extent of the percentage interest therein represented by the Purchased Interests.

        (c) The Seller also shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by each Owner or any general or limited partner or shareholder of each such Owner ("Other Costs"), including, without limitation, (i) any and all costs relating to all arrangements contemplated hereby with any of the Lock Box Banks, (ii) the taxes (excluding income taxes) resulting from each Owner's operations, or (iii) the reasonable fees and disbursements of counsel for each Owner with respect to advising as to rights and remedies under Purchase Documents or the agreements and documents entered into in connection therewith, the enforcement of the Purchase Documents or the agreements and documents entered into in connection therewith, or advising as to matters relating to each Owner's operations.

        SECTION 13.07. No Proceedings. Each of the parties hereto hereby agrees that they will not institute against the Seller any proceeding of the type referred to in Section 7.01(g).

        SECTION 13.08. Confidentiality. Except to the extent otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of the Purchase Documents (and all drafts thereof) and not to disclose any Purchase Document or such drafts to third parties (other than to its directors, officers, employees, accountants or counsel); provided, however, that the Agreement may be disclosed to third parties to the extent such disclosure is (i) required by any applicable securities laws, (ii) made solely to persons who are legal counsel for the purchaser or underwriter of such securities, (iii) limited in scope to the provisions of Articles V, VII, X and, to the extent defined terms are used in Articles V, VII and X, such terms defined in Article I of this Agreement and (iv) made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent.

        SECTION 13.09. Intent of Agreement. It is the intention of this Agreement that each Purchase and deposit to the Seller's Account shall convey to the Owner, to the extent of its Purchased Interest, an undivided ownership interest in the Seller Assets and that such transaction shall constitute a purchase and sale and not a secured loan for all purposes other than for federal income tax purposes. If, notwithstanding such intention, the conveyance of the Purchased Interest from the Seller to any Owner shall ever be recharacterized as a secured loan and not a sale, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Seller shall be deemed to have granted to the Agent, for the benefit of the Beneficiaries, a duly perfected first priority security interest in all of the Seller's right, title and interest in, to and under the Seller Assets, free and clear of Adverse Claims.

        SECTION 13.10. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement or the Assignments should be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                 MAXTOR RECEIVABLES CORPORATION,
                                 as Seller


                                 By: /s/ Paul J. Tufano
                                     -----------------------------------------
                                     Title: President

                                     510 Cottonwood Drive
                                     Milpitas, CA  95035
                                     Attention:  Raja Venkatesh
                                     Telefax No.:  408/432-4480

                                 MAXTOR CORPORATION,
                                 as Collection Agent


                                 By: /s/ Paul J. Tufano
                                     -----------------------------------------
                                     Title: Vice President and
                                     Chief Financial Officer

                                     510 Cottonwood Drive
                                     Milpitas, CA  95035
                                     Attention:  Chief Financial Officer
                                     Telefax No.:  (408) 432-4480

                                 CITICORP NORTH AMERICA, INC.,
                                 as Agent


                                 By: /s/
                                     -----------------------------------------
                                        Vice President

                                        450 Mamaroneck Avenue
                                        Harrison, New York  10528
                                        Attention:  Corporate Asset Funding
                                        Department
                                        Telefax No.:  (914) 899-7015

                                 BANKERS TRUST COMPANY,
                                 as Trustee

                                 By: /s/ Louis Bodi
                                     -----------------------------------------
                                        Title: Vice President

                                        4 Albany Street
                                        New York, New York 10006
                                        Attention:  Corporate Trust and
                                        Agency Group
                                        Telefax:  (212) 250-6439

                                 CITIBANK, N.A.,
                                 as Secondary Purchaser


                                 By: /s/
                                     -----------------------------------------
                                        Title:

                                        450 Mamaroneck Avenue
                                        Harrison, New York  10528
                                        Attention:  Corporate Asset
                                        Funding Department
                                        Telefax:  (914) 899-7015

                                                         Exhibit E-1 as executed

                                  April 8, 1998


Corporate Receivables Corporation
450 Mamaroneck Avenue
Harrison, New York 10528

Citicorp North America, Inc.,
  as Agent
450 Mamaroneck Avenue
Harrison, New York 10528

Bankers Trust Company
  as Trustee
Four Albany Street, 10th Floor
New York, New York 10006

        Re: Maxtor Corporation; Perfection and Enforceability Issues

Ladies and Gentlemen:

        We have acted as special counsel for Maxtor Corporation ("Maxtor") and Maxtor Receivables Corporation ("MRC") in connection with the transactions contemplated by (i) the Receivables Purchase and Sale Agreement, dated as of April 8, 1998, among MRC, as Seller, Maxtor, as Collection Agent, Corporate Receivables Corporation ("CRC"), as Purchaser, Citicorp North America, Inc. ("CNAI"), as Agent, and Bankers Trust Company, as Trustee (the "Purchase Agreement") and (ii) the Bank Agreement (together with the Purchase Agreement, the "Purchase and Bank Agreements"). This opinion is furnished to you pursuant to Section 3.01(k) of each Purchase and Bank Agreement. Terms defined in the Purchase Agreement are used herein as therein defined. The term "Receivable Assets" shall have the meaning provided in the Maxtor Sales Agreement. The term "security interest" shall have the meaning provided in Section 1201(36)(a) of the California Uniform Commercial Code ("CUCC"), so as to include both an interest in personal property that secures payment and performance of an obligation and an interest of a buyer of "accounts" or "chattel paper" (as those terms are defined in the CUCC).

        We have examined originals or copies of the following documents, all dated as of April 8, 1998, unless otherwise indicated (the "Documents"):

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Two

        1. The Repurchase Agreement.

        2. The Receivables Contribution and Sale Agreement among Maxtor, as Seller, and MRC, as Buyer (the "Maxtor Sales Agreement" and together with the Purchase and Bank Agreements, the "Agreements").

        3. The Purchase Agreement.

        4. The Bank Agreement.

        5. The Assignment delivered on the date hereof.

        6. The Maxtor Agreement.

        7. The Fee Letter.

        8. Stamped receipt copies of a financing statement, naming Maxtor as Debtor, MRC as Secured Party, and CNAI (as Agent) as Assignee with respect to Receivable Assets sold by Maxtor to MRC under the Maxtor Sales Agreement (the "MRC Financing Statement").

        9. Stamped receipt copies of a financing statement, naming MRC as Debtor and CNAI, as Agent and as Secured Party with respect to Purchased Interests sold by MRC to CRC under the Purchase Agreement (the "CRC Financing Statement" and together with the MRC Financing Statement, the "Financing Statements").

        10. Such other documents, agreements, and instruments as we have considered necessary or relevant in order to provide this opinion.

        In addition, we have examined such records, documents, certificates of public officials and of Maxtor and MRC, made such inquiries of officials of Maxtor and MRC, and considered such questions of law as we have deemed necessary for the purpose of rendering the opinions set forth herein.

        We have assumed (i) the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies, (ii) that each party (other than Maxtor and MRC) to one or more of the Documents has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party, and has duly authorized, executed and delivered such Documents, and that such Documents constitute valid and binding obligations of such party.

        In rendering the opinions set forth below, insofar as they relate to the power and authority of Maxtor and MRC to execute and deliver, and to perform and observe the provisions of, the

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Three

Documents to which each is a party, and to their due authorization, execution and delivery of such Documents, we have relied upon the opinion of Glenn H. Stevens, General Counsel of Maxtor and MRC, dated of even date herewith. Insofar as they relate to such matters, our opinions are subject to all of the exceptions, limitations and qualifications set forth in that opinion.

        For purposes of the opinions expressed in paragraphs (a) and (e) below, we have assumed that California Civil Code Section 1646.5 would be applied in accordance with its terms.

        Our opinions in paragraphs (b)(i) and (f)(i) below are based solely on knowledge we have gained from certificates of Glenn H. Stevens, Secretary of Maxtor and MRC, copies of which are attached hereto. We have made no independent investigations as to whether such certificates are accurate or complete, but we have no knowledge of any such inaccuracy or incompleteness. As to agreements described in such certificates that by their terms are or may be governed by the laws of a jurisdiction other than California, we assume that such agreements are governed by the law of California for purposes of the opinion expressed in such paragraphs (b) and (f) below. In addition, we exclude from the scope of such opinions any potential violation of financial covenants contained in such agreements. The knowledge referred to above is actual knowledge obtained in the course of representation of Maxtor and MRC in connection with the matter described in the first paragraph hereof. No inference as to our knowledge should be drawn from the fact of our representation of Maxtor or MRC. In addition, in rendering the opinion in paragraphs (d) and (h) below, we have relied on the representation and warranty of MRC and Maxtor set forth in Section 4.01(j) of each Purchase and Bank Agreement and Section 3.01(j) of the Maxtor Sales Agreement, respectively.

        We express no opinion as to (i) the enforceability of a security interest in any property excluded from the CUCC by Section 9104 thereof, (ii) the perfection of any security interest created by the Documents, except as set forth in paragraphs (d) and (h) below, (iii) the priority of any such security interest, (iv) the effect of the absence of such perfection or priority, (v) the state of title to the personal property (the "Personal Property") described in the Agreements or the Financing Statements, (vi) the accuracy of the description of the Personal Property contained in the Agreements or the Financing Statements, (vii) the legal sufficiency of the description of the Personal Property contained in the Agreements or the Financing Statements, (viii) whether a transfer of any such Personal Property under or pursuant to any Agreement or Assignment constitutes a sale of such Personal Property for purposes of the CUCC, (ix) the perfection of a security interest in property of the type specified in CUCC Section 9401(1)(a) or (b), or (x) the enforceability or perfection of a security interest in Receivable Assets if the Obligor under the related Contract is a government or any political subdivision or agency thereof.

        We have also assumed that (i) the granting of a security interest in Personal Property consisting of rights under a contract is not restricted by the terms of such contract or by law,

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Four

(ii) at all times material to our opinions Maxtor and MRC have "rights" in the Personal Property within the meaning of Section 9203(l)(c) of the CUCC, and
(iii) the California usury laws are not applicable to Citibank, CNAI, any other Purchaser, Owner or the Agent.

        With respect to our opinions in paragraphs (a) and (e) below, we note that if Purchased Interests are simultaneously outstanding under both the Purchase Agreement and the Bank Agreement, then arrangements coordinating the operation of such agreements will need to be agreed.

        The opinion hereinafter expressed is subject to the following further qualifications:

        (1) The effect of bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting the rights of creditors generally, including, without limitation, laws relating to fraudulent transfers or conveyances, preferences and equitable subordination.

        (2) Limitations imposed by general principles of equity upon the availability of equitable remedies or the enforcement of provisions of the Documents; and the effect of judicial decisions which have held that certain provisions are unenforceable where their enforcement would violate the implied covenant of good faith and fair dealing, or would be commercially unreasonable, or where a default under the Documents is not material.

        (3) We express no opinion as to the effect on the opinions expressed herein of (i) the compliance or non-compliance of any party to the Documents (other than Maxtor and MRC) with any laws or regulations applicable to it, or
(ii) the legal or regulatory status or the nature of the business of any such party.

        (4) Limitations imposed by Part 5 of Division 9 of the CUCC upon the rights, powers and remedies of MRC under the Maxtor Sales Agreement and of CNAI, as Agent, and the Owners under each Purchase and Bank Agreement.

        (5) The effect of judicial decisions permitting the introduction of extrinsic evidence to modify the terms or the interpretation of the Documents.

        (6) The enforceability of Receivable Assets or a Purchased Interest may be subject to the terms of the related Contract or another agreement and claims and defenses of parties thereto against Maxtor or MRC.

        (7) Insofar as our opinions relative to Receivable Assets or a Purchased Interest encompass "proceeds" as defined in CUCC Section 9306, such opinions are limited to the extent set forth in that section.

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Five

        (8) The enforceability of provisions of the Documents providing for indemnification to the extent such indemnification is against public policy.

        (9) The enforceability of provisions of the Documents which purport to transfer governmental pen-nits, licenses or other authorizations, or claims against governmental entities, the transfer of which is restricted by law.

        (10) The effect of California law which provides that where a contract permits one party to the contract to recover attorney's fees, the prevailing party in any action to enforce any provision of the contract shall be entitled to recover its reasonable attorney's fees notwithstanding the absence of a written agreement to such effect.

        (11) The enforceability of a requirement that provisions of the Documents may only be modified in writing to the extent that an oral agreement has been executed modifying provisions of the Documents.

        (12) The enforceability of provisions of the Documents imposing or which are construed as effectively imposing penalties or forfeitures.

        Based upon and subject to the foregoing, we are of the opinion that:

        (a) Each Agreement, the Assignment delivered on the date hereof and the Fee Letter (collectively, the "MRC Agreements") constitute valid and binding obligations of MRC enforceable against MRC in accordance with their respective terms. The Assignment delivered on the date hereof and the Purchase Agreement constitutes a valid and binding assignment of MRC's rights to an undivided percentage interest in the Subject Receivables to the extent of the Purchased Interest evidenced by such Assignment, enforceable against MRC in accordance with its terms.

        (b) The execution, delivery and performance by MRC of the MRC Agreements
(i) to our knowledge, do not result in or require the creation of any Adverse Claim (other than pursuant to the Agreements) upon or with respect to the Purchased Interest purchased pursuant to the Purchase Agreement; and (ii) do not require compliance with the California bulk sales law.

        (c) Each Purchased Interest purchased pursuant to the Purchase Agreement will constitute a valid undivided security interest ("Undivided Interest") in MRC's rights in the related Subject Receivables.

        (d) The CRC Financing Statement is in appropriate form and has been duly filed pursuant to the CUCC in the office of the California Secretary of State. The filing of the CRC Financing Statement with the California Secretary of State and the execution and delivery of an Assignment and the Purchase Agreement operate to perfect the Undivided Interest of CNAI, as

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Six

Agent, for the benefit of the Purchaser and each other Owner in the Purchased Interest described in such Assignment to the extent that such security interest can be perfected by the filing of a financing statement in the State of California. As of March 30, 1998, there were no financing statements naming MRC as debtor or seller and covering the Subject Receivables. The conclusions expressed in this paragraph (d) pertaining to absence of filings are subject to the accuracy of the personnel in the filing offices referred to above with regard to the filing, indexing and recording of financing statements, and to the correctness of uncertified UCC search reports provided to us by Shearman & Sterling and obtained through Access Information Services, Inc., a private search company, which performed the searches of such records. In expressing our conclusions herein with respect to the filing of the CRC Financing Statement, we have also relied, without independent investigation, upon notice of such filings received from the office of the Secretary of State of California.

        (e) Each Agreement, the Repurchase Agreement and the Maxtor Agreement (collectively, the "Maxtor Agreements") constitute valid and binding obligations of Maxtor enforceable against Maxtor in accordance with their respective terms.

        (f) The execution, delivery and performance by Maxtor of the Maxtor Agreements (i) to our knowledge do not result in or require the creation of any Adverse Claim (other than pursuant to the Agreements) upon or with respect to the Receivable Assets; and (ii) do not require compliance with the California bulk sales law.

        (g) The Maxtor Sales Agreement conveys a valid security interest in Maxtor's rights in the Receivables transferred pursuant thereto.

        (h) The MRC Financing Statement is in appropriate form and has been duly filed pursuant to the CUCC in the office of the California Secretary of State. The filing of the MRC Financing Statement with the California Secretary of State and the execution and delivery of the Maxtor Sales Agreement operate to perfect the security interest of MRC in the Receivables transferred pursuant to the Maxtor Sales Agreement to the extent that such security interest can be perfected by the filing of a financing statement in the State of California. As of March 30, 1998, there were no financing statements naming Maxtor as debtor or seller and covering the Receivables other than (x) a financing statement naming CNAI, as Agent, as secured party under the Original Agreement, which has been terminated and (y) with respect to Receivables arising from the sale or lease of goods identified in the financing statements listed on Schedule I hereto (the "Existing Financing Statements"). The conclusions expressed in this paragraph
(h) pertaining to absence of filings except as noted above are subject to the accuracy of the personnel in the filing office referred to above with regard to the filing, indexing and recording of financing statements, and to the correctness of uncertified UCC search reports provided to us by Shearman & Sterling and obtained through Access Information Services, Inc., a private search company, which performed the searches of such records. In expressing our conclusions herein

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Seven

with respect to the filing of the MRC Financing Statement, the absence of filings except as noted above, and termination of the Existing Financing Statements, we have also relied, without independent investigation, upon notice of the filings and termination referenced above received from the office of the Secretary of the State of California.

        Continuation statements complying with the CUCC must be filed with the office of the Secretary of State of California not more than six months prior to the expiration of the five-year period dating from the date of filing of the Financing Statements, and not more than six months prior to the expiration of each subsequent five-year period after the original filings, in order to continue the perfection of such security interest. We also advise you that additional action may be necessary to continue such perfection (i) if either MRC or Maxtor changes its name, identity or structure, or there is a change in the jurisdiction in which its place of business (or, if it has more than one place of business, its chief executive office) is located, or (ii) with respect to Personal Property constituting "proceeds" under Section 9306 of the CUCC.

        We express no opinion as to matters governed by any laws other than the laws of the State of California and federal laws of the United States, which are in effect on the date hereof. We express no opinion as to the enforceability of the New York choice of law provisions contained in the Documents or the internal laws of the State of New York.

        This opinion has been furnished to you solely in connection with the transactions described herein and on the condition that the opinions expressed herein may not be published or otherwise communicated by you or any of your agents to any other Person (other than accountants for Maxtor and MRC for the sole purpose of preparing financial statements for Maxtor and MRC) without our specific prior written approval in each instance except to your successors, assigns, transferees or prospective transferees and as provided below. By relying on this opinion, each successor, assign and transferee and the Trustee shall be deemed to have concurred in your permission for us to make the assumptions we have made herein. No one other than you, your successors, assigns and transferees and the Trustee, in connection with the transactions described herein, may rely upon the opinion expressed herein.

                                                   Very truly yours

                                                   /s/ Morrison & Foerster LLP

Attachments

                                                         Exhibit E-2 as executed

                                  April 8, 1998


Citibank, N.A.
450 Mamaroneck Avenue
Harrison, New York 10528

Citicorp North America, Inc.,
  individually and as Agent
450 Mamaroneck Avenue
Harrison, New York 10528

Bankers Trust Company
  as Trustee
Four Albany Street, 10th Floor
New York, New York 10006

        Re: Maxtor Corporation; True Sale Analysis

Ladies and Gentlemen:

        We have acted as special counsel for Maxtor Corporation ("Maxtor") and Maxtor Receivables Corporation ("MRC") in connection with the transactions contemplated by (i) the Receivables Purchase and Sale Agreement, dated as of April 8, 1998 (the "Purchase Agreement"), among MRC, as Seller, Maxtor, as Collection Agent, Corporate Receivables Corporation ("CRC"), Citicorp North America, Inc. ("CNAI"), individually and as Agent, and Bankers Trust Company, as Trustee, (ii) the Bank Agreement (together with the Purchase Agreement, the "Purchase and Bank Agreements"), and (iii) the Receivables Contribution and Sales Agreement, dated as of April 8, 1998, between Maxtor, as Seller, and MRC, as Buyer (the "Maxtor Sales Agreement," and, together with the Purchase and Bank Agreements, the "Agreements"). This opinion is furnished to you pursuant to
Section 3.01(l)(A) of each Purchase and Bank Agreement. Terms defined in the Maxtor Sales Agreement are used herein as therein defined.

        You have requested our opinion as to whether, if either Maxtor or MRC were to become a debtor in a case under the Title 11 of the United States Code (the "Bankruptcy Code"), a federal bankruptcy court, exercising reasonable judgment after consideration of all relevant factors, would hold that the transfer of the Receivables from Maxtor to MRC pursuant to the

Citibank, N.A.
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Two

Maxtor Sales Agreement is not a "true sale" and accordingly that the Receivables and Collections thereon are not property of the estate of MRC for purposes of Bankruptcy Code Section 541.

Documents Examined

        We have examined originals or copies of the following documents, all dated as of April 8, 1998, unless otherwise indicated (the "Documents"):

        (i) The Agreements.

        (ii) The Maxtor Agreement.

        We have assumed (i) the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies, (ii) that each party to one or more of the Documents has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party, and has duly authorized, executed and delivered such Documents, and that such Documents constitute valid and binding obligations of such party.

Facts and Assumptions

        In rendering our opinions, we have relied upon facts set forth or provided for in the Documents, including the Officers Certificates, in which the facts and assumptions set forth herein are represented to be accurate, and upon representations and warranties of Maxtor and MRC as to matters of fact set forth in the Documents to which they are a party. We have not made independent inquiry with regard to the accuracy of the matters stated in the Officers Certificates or the Documents. In rendering our opinions, we have assumed that the facts and assumptions outlined below are now and will at all relevant times remain correct.

        We have been advised of the following facts by Maxtor:

        Pursuant to the Maxtor Sales Agreement, MRC will acquire from Maxtor all of Maxtor's right, title and interest in, to and under all Receivables. The parties intend and the applicable Documents provide that the transfer of an undivided 5% interest in the Receivables existing on the Closing Date will be transferred as a contribution of capital by Maxtor to MRC, and that the remaining 95% undivided interest in such Receivables existing on the Closing Date, as well as a 100% interest in all Receivables created after the Closing Date, will be sold by Maxtor to MRC for their fair market value. Except to the extent of such capital contribution on the Closing Date, Maxtor will treat its transfer of such Receivables to MRC as, and the records of Maxtor will reflect such transfer as, a sale of such Receivables for accounting and other purposes (other than federal income tax purposes), in accordance with the preceding sentence.

Citibank, N.A.
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Three

        The Purchase Price payable by MRC for the Receivables reflects the good faith arm's-length determination by MRC and Maxtor of the fair market value of the Receivables, reflecting a reasonable estimate of default rates and collection experience based on Maxtor's prior experience with comparable receivables. Maxtor will receive the entire consideration for each Receivable on the date of sale thereof, and there are no provisions for retroactive adjustment of the consideration for any Receivable after the date of sale.

        Maxtor will irrevocably transfer and relinquish its ownership rights with respect to the Receivables, and will have no rights to sell, pledge or otherwise dispose of any of the Receivables. Except under the limited circumstances provided in the Maxtor Sales Agreement with respect to Maxtor's obligation to repurchase certain Receivables in the event of reductions, cancellations, or set off in relation to defective, rejected or returned merchandise or in respect of a violation of representations or warranties in
Section 3.01(h) of the Maxtor Sales Agreement made by Maxtor with respect to such Receivables, Maxtor will not have any obligation to repurchase Receivables, or to deliver other receivables or any other assets either in substitution for or in addition to the Receivables in the event of a credit loss or decline in value of the Receivables. Maxtor's obligation to repurchase Receivables is limited and does not result from a decline in the value of or payment defaults on the Receivables and does not, except in the limited circumstances described above, give Maxtor a right to repurchase or otherwise reacquire any of the Receivables or to reclaim any of the benefits of ownership. We understand that Maxtor's repurchase obligations under the Maxtor Sales Agreement are similar to the obligations of other sellers in comparable sales transactions.

        Maxtor will continue to act as Collection Agent with respect to the Receivables pursuant to Section 5.01 of the Maxtor Sales Agreement and in such capacity will administer the collection of payments due under the Receivables, determine whether to extend the term of or modify Receivables and administer the repossession and liquidation of Receivable Assets. Maxtor will receive compensation for performing such functions in an amount comparable to that payable to third-party servicers of comparable receivable assets, which compensation will be payable from Collections and will be prior to all other applications of Collections in respect of the Receivables (other than fees of the Trustee).

Discussion

        Section 541 of the Bankruptcy Code provides that property of the estate of a bankrupt entity includes "all legal or equitable interests of the debtor in property as of the commencement of the case." A trustee in bankruptcy of Maxtor might assert that the sale of Receivables from Maxtor to MRC was not a sale but instead the grant of a security interest in the Receivables to MRC to secure a borrowing by Maxtor from MRC. Such trustee in bankruptcy might therefore seek a court order to turn over the Receivables or Collections thereon to Maxtor, as provided in Section 542 of the Bankruptcy Code, or an order enforcing Section 362(a) of the Bankruptcy

Citibank, N.A.
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Four

Code, the automatic stay provision, to prevent the making of payments on the Receivables to the Trust.

        Few courts have had occasion to distinguish between a sale and a secured loan. The limited case law that exists indicates that in determining whether to treat a transfer of property as a sale or a secured loan, a case-by-case approach, based upon the facts of specific transactions, is employed. See Bear
v. Coben (In re Golden Plan of Cal., Inc.), 829 F.2d 705, 709 (9th Cir. 1986) ("Whether the parties intended outright sales or loans for security is determined from all the facts and circumstances surrounding the transactions at issue."). As a result, a particular ruling based on one set of facts is of limited value in determining how a court might decide in a different factual setting. In considering our opinion expressed below, you should understand that, to our knowledge, there is no judicial precedent directly on point. However, courts have relied upon, and accorded differing degrees of significance to, a variety of factors, including the following factors.



        A.      Intention of and Treatment by the Parties

         Most courts attempt to ascertain the true intentions of the parties, evidenced not only by the actual words used in the applicable agreements, but also by the treatment accorded by the parties themselves to a transfer of receivable assets. See, e.g., Mapco, Inc. v. United States, 556 F.2d 1107, 1111-12 (Ct. Cl. 1977) (buyer's failure to report receivables purchased as income earned deemed evidence that the transaction was a loan). We understand that Maxtor will treat the sale of the Receivables to MRC as a sale for all purposes (other than federal income tax purposes) and that Maxtor's records will reflect the transaction as a sale. We further understand that the sale of Receivables will be disclosed as such to third parties if necessary.

        B.      Risk of Loss

        Allocation of credit risk (i.e., the risk of loss resulting from default by obligors) as between transferor and transferee is generally considered by courts to be the most significant factor in distinguishing between a sale and a secured loan. Where the transferor retains that risk, courts are likely to conclude that a given transaction is, in substance, a loan secured by the property transferred and not a "true" sale. The risk can be retained through various means, including full recourse to the seller in the event of nonpayment of the receivables by account debtors, a "guaranty" of collectibility by the seller, representations as to such collectibility or the solvency of account debtors, a holdback of reserves from the purchase price, or a letter of credit, guaranty, insurance or other source of payment to the seller on defaulted loans established in connection with the transaction. See Major's Furniture Mart, Inc.
v. Castle Credit Corp., 602 F.2d 538, 545 (3d Cir. 1979) (Seller retained full risk of uncollectibility where accounts were sold with full recourse to the seller). The presence of limited recourse, however, may be viewed as consistent with a sale. See Major's, 602 F.2d at 545; UCC Section 9-502 Official Comment 4



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Citicorp North America, Inc.
Bankers Trust Company
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Page Five

("there may be a true sale of accounts . . . although recourse exists"). If there is a significant shifting of risk, sale characterization is possible notwithstanding the existence of recourse.

        The sale of the Receivables to MRC is to be made without recourse (except as specifically provided in the Documents and discussed below) in the event of Obligor defaults. No representation regarding yield, return or collection with respect to any Receivable is made and Maxtor has no obligation to deliver other receivables or any other assets either in substitution for or in addition to the Receivables in the event of credit loss or decline in value of any Receivable.

        Although Maxtor will be obligated to repurchase Receivables in the event of a breach of customary representations regarding the characteristics of the Receivables, such arrangements are common in and not inconsistent with "true" asset sale transactions. In addition, except for the repurchase of certain Receivables for breaches of such representations, Maxtor will have no obligation to repurchase Receivables, or to deliver other receivables or any other assets either in substitution for or in addition to the Receivables in the event of a credit loss or decline in value of the Receivables. Maxtor's representations as to the Receivables under the Maxtor Sales Agreement do not relate to credit risk or Obligor default, but instead relate to matters within Maxtor's control and susceptible to prevention or cure.

        We know of no other device established in connection with the transaction that has the effect of allocating the risk of credit loss to Maxtor. While Maxtor does provide a guaranty to the Agent on behalf of the Beneficiaries with respect to the indemnity obligations of MRC under Article X of each Purchase and Bank Agreement, those indemnity obligations do not provide protection in respect of financial loss resulting from nonpayment of Receivables by Obligors.

        C.      Economic Benefits

        The extent to which the "seller" retains, and the "buyer" fails to receive, the economic benefits of ownership of the property transferred may be significant. If the transferor is entitled to surplus from collections above a fixed amount or has an unlimited right to repurchase transferred receivables, a financing rather than a sale may be suggested. See In re Joseph Kanner Hat Co., 482 F.2d 937 (2d Cir. 1973); Mapco, Inc., 556 F.2d at 1111; Fox v. Peck Iron &
Metal Co., Inc., 25 Bankr. 674, 690 (Bankr. S.D. Cal. 1982) (option to repurchase provided seller with the "ability to deprive . . . [buyer] of any increase in value").

        Maxtor will transfer all of its right, title and interest in and to the Receivables to MRC, which will receive all of the economic benefits of ownership of the transferred Receivables. Maxtor will not have any right to any surplus from Collections on the Receivables



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Page Six

above the consideration received for such Receivables, will have no right to reacquire Receivables sold, and will have no right to reclaim any benefits of ownership.

        D.      Transferor's Continued Control

        Continued collection or control of receivables or payments with respect thereto by the transferor following a purported sale is not indicative of the transfer of control usually associated with a financing sales transaction. See, e.g., Mapco, Inc., 556 F.2d at 1111 (buyer "had no dominion or control over revenue payments"); Commercial Security Co. v. Holcombe, 262 F. 657, 661 (5th Cir. 1920) (collections and payment of collection expenses by the seller). This is particularly problematic where the seller is entitled to commingle collections from receivables "sold" with its own assets. See e.g., Ables v. Major Funding Corp., 82 B.R. 443 (Bankr. S.D. Tex. 1987).

        In analyzing whether a transfer of the ownership of loans has occurred, courts have also considered the involvement of loan participants in the servicing and management decisions. In re Alda Commercial Corporation, 327 F.Supp. 1315 (S.D.N.Y. 1971). The Alda court held that the loans remained part of the bankrupt's estate because, among other factors cited, the participants "did not manage the accounts or have any say as to how the bankrupt would attain security or arrange for collections."(1) Id. at 1317.

        In the present transaction, Maxtor will continue to service the Receivables pursuant to Section 5.01 of the Maxtor Sales Agreement as Collection Agent for the benefit of MRC. However, this should not be regarded as a factor suggesting a financing transaction in the circumstances presented, where (i)
Section 5.01 of the Maxtor Sales Agreement, by cross-reference to Article VI of each Purchase and Bank Agreement, contains detailed provisions with respect to the servicing procedures that must be observed by the Collection Agent including, among other things, limitations upon the right of the Collection Agent to extend the term of

--------
(1) The courts adjudicating the claims arising out of the liquidation of Penn Square Bank also analyzed the involvement of the participants in servicing decisions. Seattle-First National Bank v. FDIC, 619 F.Supp. 1351 (W.D. Okla.
1985); Northern Trust Co. v. FDIC, 619 F.Supp. 1340 (W.D. Okla. 1985); Hibernia National Bank v. FDIC, 733 F.2d 403 (10th Cir. 1984) and Chase Manhattan Bank v. FDIC, 554 F.Supp. 251 (W.D. Okla. 1983). The issues in the cases involved borrowers' rights to set off amounts owed to them by Penn Square Bank against loans made to them by Penn Square Bank in which Penn Square Bank had sold participation interests. In the context of determining the borrower's set off rights, which if permitted would have decreased or eliminated the unpaid principal balance from the loans in which the participants contended they owned interests, the courts considered it significant that Penn Square Bank remained the manager, sole secured party and sole authority for collecting on the loans and concluded that the setoffs were proper. Even though these cases are inapposite, a court could analyze the degree of control over the administration and servicing of the Receivables as a characteristic of ownership in a manner similar to the analysis in the Penn Square Bank liquidation cases.



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Bankers Trust Company
April 8, 1998
Page Seven

Receivables or otherwise modify the Receivables, (ii) Article II of the Maxtor Sales Agreement provides for all Collections to be deposited in the Lock-Box Accounts and segregated from all other Maxtor funds, (iii) we understand that Maxtor will receive compensation for performing such functions in an amount comparable to that payable to third-party servicers of comparable receivable assets, and (iv) Maxtor can be replaced as Collection Agent by the Agent.

        E.      Adequacy of Consideration

        A transfer in which fair and reasonably equivalent value is received is more likely to be viewed as a sale than one in which the transferor does not receive such value. See, e.g., Fox v. Peck Iron & Metal Co., Inc., 25 Bankr. 674, 689 (Bankr. S.D. Cal. 1982) (receivables transferred by debtor worth at least twice what the debtor received for them, suggesting "a disguised financing scheme"). We understand that Maxtor is receiving consideration for the Receivables sold pursuant to the Maxtor Sales Agreement that is fair and reasonably equivalent in value to the value of the Receivables determined on an arm's-length basis between non-affiliated parties, that the entire purchase price for each Receivable will be received by Maxtor (either in the form of cash or a promissory note) on the date of its sale, with no retroactive adjustment of that price thereafter to reflect actual collections.

        F.      Notification of Obligors

        The failure to notify the underlying obligors on receivables of a transfer of such receivables to a transferee has been deemed indicative of a secured loan rather than a true sale of receivable assets. Commercial Security Co. v. Holcombe, 262 F. at 661; People v. Service Institute, Inc. 421 N.Y.S.2d 325 (Sup. Ct. 1979). In this case, while the Obligors under the Receivables may, but are not required to be notified of the sale of the Receivables, they are required to be instructed to make payments on the Receivables to a Lock Box Account maintained in the name of the Agent.

        G.      Documentation of the Transaction

        In recharacterizing a purported sale as a loan, consideration may be given to whether a transaction utilizes loan terminology, and whether provisions commonly found in loan but not sale contracts are contained in the transaction documentation. See, e.g., In re Evergreen Valley Resort, Inc., 23 Bankr. 659 (Bankr. D. Me. 1982). The Maxtor Sales Agreement is in the form of, and contains provisions typically found in, a sale and purchase agreement, and does not, for instance, contain financial covenants or terminology of the type usually found in loan agreements.



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Conclusion

        Based on the foregoing and subject to the further qualifications and limitations hereinafter set forth, it is our opinion that, under present reported decisional authority and statutes applicable to federal bankruptcy cases, if Maxtor were to become a debtor in a case under the Bankruptcy Code, a federal bankruptcy court, exercising reasonable judgment after full consideration of all relevant facts, would hold that the Receivables and Collections thereon transferred by Maxtor to MRC are not the property of the estate of Maxtor under Bankruptcy Code Section 541 and, therefore are not subject to the stay provisions of Bankruptcy Code Section 362.

        We are not aware of any judicial authority on these issues decided on facts similar to those involved in the transactions contemplated by or in connection with the Documents. Accordingly, while our opinions reflect the result that we believe would be reached on the basis of the transactions contemplated by and in connection with the Documents, certainty as to such result is not possible.

        We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or such other temporary relief affording delay pending a determination on the merits in the event that substantive consolidation is sought.

        This opinion has been furnished to you solely in connection with the transactions described herein and on the condition that the opinions expressed herein may not be published or otherwise communicated by you or any of your agents to any other Person (other than accountants for Maxtor and MRC for the sole purpose of preparing financial statements for Maxtor and MRC) without our specific prior written approval in each instance except to your successors, assigns, transferees or prospective transferees and as provided below. We understand that you may furnish a copy of this opinion to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Duff & Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investors Service, which shall be entitled to rely hereon for the sole purpose of issuing or confirming its rating of a securitization which includes the Receivables. By relying on this opinion, each successor, assign and transferee and the Trustee shall be deemed to have concurred in your permission for us to make the assumptions we have made herein. No one other than you, your successors, assigns and transferees and the Trustee, in connection with the transactions described herein, may rely upon the opinion expressed herein.

        This opinion should be interpreted in accordance with the Special Report by the TriBar Opinion Committee, Opinions in the Bankruptcy Context: Rating Agency, Structured Financing, and Chapter 11 Transactions, 46 Bus. Law. 717
(1991).

                                Very truly yours,
                                /s/ Morrison & Foerster LLP

                                                         Exhibit E-2 as executed



                                  April 8, 1998


Citibank, N.A.
450 Mamaroneck Avenue
Harrison, New York 10528

Citicorp North America, Inc.,
  individually and as Agent
450 Mamaroneck Avenue
Harrison, New York 10528

Bankers Trust Company
  as Trustee
Four Albany Street, 10th Floor
New York, New York 10006

        Re: Maxtor Corporation; Consolidation Issues

Ladies and Gentlemen:

        We have acted as special counsel for Maxtor Corporation ("Maxtor") and Maxtor Receivables Corporation ("MRC") in connection with the transactions contemplated by (i) the Receivables Purchase and Sale Agreement, dated as of April 8, 1998 (the "Purchase Agreement"), among MRC, as Seller, Maxtor, as Collection Agent, Corporate Receivables Corporation ("CRC"), Citicorp North America, Inc. ("CNAI"), as Agent, and Bankers Trust Company, as Trustee, (ii) the Bank Agreement, and (iii) the Receivables Contribution and Sale Agreement, dated as of April 8, 1998, between Maxtor, as Seller, and MRC, as Buyer (the "Maxtor Sales Agreement"). The Purchase Agreement and the Bank Agreement are herein referred to as the "Purchase and Bank Agreements" and, together with the Maxtor Sales Agreement, as the "Agreements." This opinion is furnished to you pursuant to Section 3.01(1)(B) of each Purchase and Bank Agreement. Terms defined in the Purchase Agreement are used herein as therein defined.

        You have requested our opinion as to whether, in connection with any bankruptcy proceedings instituted by, on behalf of, or against Maxtor under Title 11 of the United States Code (the "Bankruptcy Code"), a United States bankruptcy court or other court exercising jurisdiction over such case would order the substantive consolidation of MRC with Maxtor, thereby pooling the assets and liabilities of MRC with those of Maxtor.



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Bankers Trust Company
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Page Two

Documents Examined

        We have examined originals or copies of the following documents, all dated as of April 8, 1998, unless otherwise indicated (the "Documents"):

        (i) The Agreements.

        (ii) The Maxtor Agreement.

Facts and Assumptions

        We have assumed (i) the genuineness of all signatures and the authenticity of all items submitted to us as originals and the conformity with originals of all items submitted to us as copies, (ii) that each party (other than Maxtor and MRC) to one or more of the Documents has the power and authority to execute and deliver, and to perform and observe the provisions of, the Documents to which it is a party, and has duly authorized, executed and delivered such Documents, and that such Documents constitute valid and binding obligations of such party. In addition, we have relied on the opinion of Glenn
H. Stevens, General Counsel of Maxtor, of even date herewith with respect to such power and authority of, and such due authorization, execution and delivery by, Maxtor and MRC, and our opinions are subject to all of the exceptions, limitations and qualifications set forth in that opinion.

        We have also been advised of the following facts by Maxtor and MRC:

        1. The Purchase and Bank Agreements and MRC's Articles of Incorporation, by their terms, limit MRC's activities to purchasing Receivable Assets (as defined in the Maxtor Sales Agreement) from Maxtor and the Selling Affiliates, and selling interests in such Receivable Assets pursuant to and in accordance with the Purchase Documents.

        2. The Purchase and Bank Agreements, MRC's Articles of Incorporation and/or MRC's Bylaws, by their terms, limit MRC's activities or otherwise require that MRC:

                a. will conduct all transactions and dealings between MRC and Affiliates on an arm's-length basis;

                b. has not made and will not make any loans or advances to any third party (other than intercompany loans between Maxtor (or any Selling Affiliates) and MRC) and has not and will not hold itself out to be responsible for the debts or obligations of any other Person;




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Bankers Trust Company
April 8, 1998
Page Three

                c. will not fail to do all things necessary to preserve its existence as a special purpose vehicle, and will not, nor will any shareholder thereof, amend, modify or otherwise change its articles of incorporation or bylaws in a manner which adversely affects MRC's existence as a special purpose vehicle;

                d. will not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or other evidence of beneficial ownership of, any Person;

                e. is and will be, and at all times enter into its contracts and otherwise hold itself out to the public under MRC's own name as a legal entity separate and distinct from any Affiliate;

                f. will maintain proper corporate records and books of separate account from those of Affiliates;

                g. will maintain its assets, funds and transactions separate from and not commingled with those of any Affiliate, reflecting such assets and transactions in financial statements separate and distinct from those of such Affiliates, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between MRC and its Affiliates;

                h. shall hold appropriate meetings or obtain such appropriate consents of its Board of Directors as are necessary to authorize all MRC's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities;


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Bankers Trust Company
April 8, 1998
Page Four

                i. shall cause its Board of Directors to include at least one individual who is an Independent Director;(1) and

                j. will establish and maintain an office through which its business shall be conducted separate and apart from those of Maxtor and any Affiliate and will allocate fairly and reasonably any overhead for shared office space.

        3. The Maxtor Agreement requires that Maxtor do all things necessary to maintain its corporate existence separate and apart from MRC, and by its terms requires that Maxtor:

                a. will conduct all transactions and dealings between Maxtor and MRC on an arm's-length basis;

                b. will not amend, modify or otherwise change the articles of incorporation or bylaws of MRC in a manner which adversely affects MRC's existence as a special purpose vehicle;

                c. will not permit, suffer or cause MRC to enter into any transaction of merger or consolidation, liquidation or dissolution, or permit, suffer or cause MRC to acquire by purchase or otherwise all or substantially all of the business or assets of, or any stock or other evidence of beneficial ownership of, any Person;

                d. is and will be, and at all times enter into its contracts and otherwise hold itself out to the public separate and distinct from MRC;

                e. will maintain proper corporate records and books of separate account from those of MRC;

---------------------
(1) "Independent Director" is defined in MRC's bylaws as follows:
"Independent Director" shall be an individual who: (i) is not and has not been (and is not affiliated with a company or fin-n that is or has been) within the five years immediately prior to such individual's appointment as an Independent Director either (a) employed as a director, officer, or employee by, (b) a significant advisor or consultant to, (c) affiliated with a significant customer or supplier of, (d) engaged under significant personal service contract(s) with, or (e) affiliated with a tax exempt entity that receives significant contributions from, the corporation or any of its subsidiaries or affiliates;
(ii) at the time of such individual's appointment as an Independent Director, or at any time thereafter while serving as Independent Director, is not a legal or beneficial owner of any direct or indirect equity interest in the corporation or any of its subsidiaries or affiliates; and (iii) is not a spouse, parent, sibling or child of any person described by paragraphs (i) and (ii) above.


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Bankers Trust Company
April 8, 1998
Page Five

                f. will maintain its assets, funds and transactions separate from MRC, reflecting such assets and transactions in financial statements separate and distinct from those of MRC, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between Maxtor and MRC;

                g. shall hold appropriate meetings or obtain such appropriate consents of its Board of Directors as are necessary to authorize all Maxtor's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities;

        4. CRC and the Agent are relying on the separate credit and separateness of MRC from Maxtor; would be prejudiced by any consolidation of Maxtor with MRC; and would actively oppose any attempt under the Bankruptcy Code to substantively consolidate the entities.

        5. MRC will comply with the terms of its Articles of Incorporation, the Bylaws, and the Purchase and Bank Agreements and Maxtor will comply with the terms of the Maxtor Agreement, with respect to the matters described above.

        Based on the representations in the Purchase and Bank Agreements, we have assumed that MRC, as of the date hereof, has adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

Discussion

        The equitable doctrine of substantive consolidation permits a court in a bankruptcy case to disregard the separateness of two or more entities and to consolidate the assets and liabilities of those entities as though held and incurred by a single entity. See, e.g., Chemical Bank New York Trust Co. v. Kheel, 369 F.2d 845, 847 (2d Cir. 1966).(2) Although the Bankruptcy Code does

----------------------
(2) Substantive consolidation should not be confused with procedural consolidation. Procedural consolidation merely involves combining estates for administrative matters in the bankruptcy proceeding so as to reduce costs. See, e.g., In re Delta Corp. v. Hong Kong and Shanghai Banking (In re Delta Corp.), 179 B.R. 773, 777 (Bankr. S.D.N.Y. 1995); In re Amdura Corp., 121 B.R. 862, 868
(Bankr. D. Colo. 1990).
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Bankers Trust Company
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Page Six

not expressly provide for the substantive consolidation of different entities, courts have exercised their equitable jurisdiction and ordered substantive consolidation in appropriate circumstances.(3) See, e.g., In re Steury, 94 B.R. 553, 554 (Bankr. N.D. Ind. 1988); In re Vecco Construction Indus., Inc., 4 B.R. 407, 409 (Bankr. E.D. Va. 1980). Because the disregarding of separate entities is not generally favored, however, a presumption exists against substantive consolidation, and the party seeking such consolidation has the burden of establishing the necessity for it. See, e.g., In re Auto-Train Corp. Inc., 810 F.2d 270, 276 (D.C. Cir. 1987).

        "Although the term consolidation has a disarmingly innocent sound, it is no mere instrument of procedural convenience . . . but a measure vitally affecting substantive rights in equity." In re Flora Mir Candy Corp., 432 F.2d 1060, 1062 (2d Cir. 1970). Therefore, courts generally have treated substantive consolidation as the exception rather than the rule because of the "possibility of unfair treatment of creditors who have dealt solely with the Corporation having a surplus as opposed to those who have dealt with related entities with deficiencies." In re Continental Vending Machine Corp., 517 F.2d 997, 1001 (2d Cir. 1975), cert. denied sub nom. James Talcott, Inc. v. Wharton, 424 U.S. 913
(1976); see also Kheel, 369 F.2d at 847 (it should be the "rare case" where substantive consolidation is granted); In re DRW Property Co., 54 B.R. 489, 494 (Bankr. N.D. Tex. 1985) (courts should grant substantive consolidation sparingly because of the possibility of unfair treatment of some creditors). Furthermore, because the rules for substantive consolidation are not statutorily provided, courts must examine the facts and circumstances of each case to determine if such an order is warranted.(4)

        Substantive consolidation was accomplished in early cases by "piercing the corporate veil" of the debtor, i.e., by finding that the entity with which consolidation was sought was the "alter ego" or an "instrumentality" of the debtor which was used by the debtor to hinder, delay or otherwise defraud creditors. See, e.g., Maule Industries, Inc. v. Geerstel, 232 F.2d 294 (5th Cir.
1956); Fish v. East, 114 F.2d 177 (10th Cir. 1940). Although later cases relaxed the requirement of fraud in favor of the two-part test described below, courts will still pierce the corporate veil to effect a substantive consolidation if fraud or similar activity is present. See, e.g., Carte Blanche (Singapore) Pte., Ltd. v. Diners Club International Inc., 2 F.3d 24, 26 (2d Cir. 1993) (noting that exceptions to corporate separateness are made "to prevent fraud or other wrong, or where a

-------------------

(3) The power to consolidate is derived from the general equitable powers set forth in section 105 of the Bankruptcy Code, which provides that "the court may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of this title." 11 U.S.C. Section 105(a).

(4) See 5 Collier on Bankruptcy Section 1100.061 at 1100-35 (15th ed. 1995), stating that substantive consolidation cases are, to a great degree, sui generis.

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Page Seven

parent dominates and controls a subsidiary"). See also, e.g., In re Daily, 107 B.R. 996 (Bankr. D. Hawaii 1989), rev'd on other grounds, 940 F.2d 1306 (9th Cir. 1991); In re Stop & Go of America, Inc., 49 B.R. 743 (Bankr. D. Mass.
1985); In re Tureaud, 45 B.R. 658, 662-63 (Bankr. N.D. Okla. 1985), aff'd, 59
B.R. 973 (N.D. Okla. 1986).

        Although in early substantive consolidation cases involving the consolidation of corporate entities, courts looked to state corporate "piercing" law for guidance, recent decisions have recognized that the comparison of the two doctrines is not particularly suitable. See, e.g., F.D.I.C. v. Colonial Realty Co., 966 F.2d 57, 60-61 (2d Cir. 1992) ("The focus of piercing the corporate veil is the limited liability afforded to a corporation"; whereas, the focus of substantive consolidation is "the equitable treatment of all creditors."). Consequently, modern federal courts have increasingly looked to federal bankruptcy law precedent rather than state corporate law doctrine when ruling on substantive consolidation motions. See, e.g., Colonial Realty, 966 F.2d at 60-61; Eastgroup Property v. Southern Motel Assoc., Ltd., 935 F.2d 245 (11th Cir. 1991); In re Augie/Restivo Banking Co., 860 F.2d 515 (2d Cir. 1988); In re Auto-Train Corp., Inc., 810 F.2d 270 (D.C. Cir. 1987); Continental Vending, 517 F.2d at 1001; In re Flora Mir Candy Corp., 432 F.2d 1060 (2d Cir.
1970); Kheel, 369 F.2d at 847; Soviero v. Franklin National Bank of Long Island, 328 F.2d 446 (2d Cir. 1964); Stone v. Eacho, 127 F.2d 284 (4th Cir.), cert.
denied, 317 U.S. 635 (1942); but see In re Moran Pipe & Supply Co., Inc., 130 B.R. 588 (Bankr. E.D. Okla. 1991) (substantive consolidation invoked based on alter-ego theory).

        Two similar, but not identical, circuit-level tests have evolved to determine whether to order substantive consolidation, one from the United States Court of Appeals for the Second Circuit and one from the United States Court of Appeals for the D.C. Circuit.

        Under the D.C. Circuit test, the proponent of substantive consolidation must show: (1) a substantial identity between the entities to be consolidated;
(2) that consolidation is necessary to avoid some harm or to realize some benefit; and (3) if a creditor objects and demonstrates that it relied on the separate credit of one of the entities and that it will be prejudiced by the consolidation, then the court may order consolidation only if it determines that the demonstrated benefits of consolidation "heavily" outweigh the harm. See In re Auto Train Corp., Inc., 810 F.2d 270, 276 (D.C. Cir. 1987); In re Standard Brands Paint Co., 154 B.R. 563, 571-72 (Bankr. C.D. Cal. 1993); see also Reider
v. FDIC (In re Reider), 31 F.3d 1102,1108-09 (11th Cir. 1994) (adopting D.C. Circuit standard as modified for the spousal contract); In re Giller, 962 F.2d 796 (8th Cir. 1992) (adopting similar test considering: (1) the necessity of consolidation due to the interrelationship among the debtors; (2) whether the benefits of consolidation outweigh the harm to creditors; and (3) prejudice resulting from not consolidating the debtors); Eastgroup Property, 935 F.2d at 249 (adopting D.C. Circuit test).

        Under the Second Circuit test, the proponent must show one of two alternative grounds for substantive consolidation: (1) that the creditors dealt with the entities as a single unit and did



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Bankers Trust Company
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not rely on their separate identity in extending credit or (2) that the affairs of the entities are so entangled that consolidation will benefit all creditors because untangling is either impossible or so costly as to consume the assets. See Colonial Realty, 966 F.2d at 61; In re Augie/Restivo Baking Co., Ltd., 860 F.2d 515, 518 (2d Cir. 1988). If a party in interest objects and demonstrates one of the two alternative grounds, then the court may order consolidation only if it determines "that consolidation yields benefits offsetting the harm it inflicts on objecting parties." F.D.I.C. v. Colonial Realty Co., 966 F.2d at 61 (quoting In re Auto-Train, 810 F.2d at 276).

        A.      Application of D.C. Circuit Test

                1.      Establishing a Prima Facie Case for Substantive
                        Consolidation: Substantive Identity and Avoidance of Harm or Realization of Benefit

        With respect to the first two prongs of the D.C. Circuit test, proof of which can establish a prima facie case for substantive consolidation, many federal courts have utilized an objective list of factors. See, e.g., Eastgroup Property, 935 F.2d at 249-50. The court in Vecco Construction, 4 B.R. 407, 410 (Bankr. E.D. Va. 1980), enumerated the most widely cited criteria (the "Vecco criteria" and collectively, the "Vecco test") for determining whether consolidation is prima facie appropriate:

                1.      The commingling of assets and business functions.

                2. The degree of difficulty in segregating and ascertaining individual assets and liabilities.

                3. The existence of parent and intercorporate guarantees on loans.

                4. The transfer of assets without observance of corporate formalities.

                5. The presence or absence of consolidated financial statements.

                6. The unity of interests and ownership between the various corporate entities.

                7. The profitability of consolidating at a single physical location.(5)


-------------------------
(5) Accord In re Murray Indus., Inc., 119 B.R. 820, 830 (Bankr. M.D. Fla. 1990); In re Mortgage Investment Company of El Paso, Tex., 111 B.R. 604, 610 (Bankr. W.D. Tex. 1990); Holywell Corp. v. Bank of New York, 59 B.R. 340, 347 (S.D. Fla.
1986). See also Fish v. East, 114 F.2d 177, 191 (10th Cir. 1940) (setting forth list of ten substantially similar factors). It should be stressed, however, that the factors set forth in Vecco Construction, along
(footnote continued on next page)


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        On the basis of the facts and assumptions set forth herein, we believe that at least four of the seven factors listed in Vecco Construction - 1, 2, 4 and 7 - have little or no applicability here and factors 3, 5 and 6, although present here to a certain degree, when properly analyzed should not lead a court to substantively consolidate Maxtor and MRC. Moreover, we note that the presence of even several of the Vecco Construction factors does not require consolidation. See Eastgroup Property, 935 F.2d at 250; In re Donut Queen Ltd., 41 B.R. 706, 709-10 (Bankr. E.D.N.Y. 1984); In re Snider Bros. Inc., 18 B.R.
230, 234 (Bankr. D. Mass. 1982).

        With regard to the first factor, we note that the Documents prohibit commingling of the assets of MRC with those of Maxtor and its Affiliates. With regard to commingling business functions, the Documents require that MRC not engage in any business other than the purchase and sale of Receivable Assets as permitted under the Purchase Documents, which would thereby preclude the possibility of Maxtor acting with respect to the business functions of MRC.

        With regard to the second factor, it should not be difficult, at any time, to segregate and ascertain the individual assets and liabilities of MRC since the Documents require that MRC maintain its assets so that they may be easily segregated and ascertained. Moreover, with regard to MRC's liabilities, the Documents require that separate books and records be maintained for MRC. MRC is also required to keep separate and distinct financial statements from those of Maxtor. Given these requirements, it should not be difficult to ascertain and segregate the individual assets and liabilities of MRC and Maxtor.

        With regard to the third factor, we note that the Maxtor Agreement, which runs in favor of the Agent for the Beneficiaries, is an absolute guaranty of obligations of MRC by Maxtor, specifically covering the covenants, agreements and undertakings of MRC under the Purchase Documents. MRC's obligations under the Maxtor Sales Agreement, however, should not be considered loan or financing obligations(6) and this third factor should not be relevant. As to the Purchase and Bank Agreements, even if MRC's obligations thereunder were determined to be in the nature of loan or financing obligations, the Maxtor Agreement does not guarantee such loan

---------------------
(footnote continued from previous page)

with additional factors formulated in other cases, are merely "examples of information that may be useful to courts charged with deciding whether there is a substantial identity between the entities to be consolidated and whether consolidation is necessary to avoid some harm or realize some benefit." Eastgroup Property, 935 F.2d at 250. Therefore, although a "proponent of consolidation may want to frame his argument using the seven factors outlined in Vecco Construction Industries, Inc.," the existence or absence of any number of those factors is not necessarily determinative. Id.

(6) See the reasoned opinion letter of Morrison & Foerster LLP dated the date hereof regarding true sale of the Receivable Assets from Maxtor to MRC.



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Page Ten

or financing obligations since it expressly states that it creates no recourse to Maxtor in respect of the collectibility of the Receivables. Rather, it guarantees MRC's covenants, agreements and undertakings, which do not provide for recourse to MRC in the event of defaults on payment of Receivables. Thus, the Agent and the Beneficiaries ultimately look to the Receivable Assets as the source of funds to repay the Capital and Yield outstanding under the Purchase and Bank Agreements, and the Maxtor Agreement does not guarantee payment of such amounts. Consequently, this third factor should have no applicability here.

        With regard to the fourth factor, we note that (1) all arrangements and agreements between MRC and Maxtor will be on terms that are not more or less favorable than the terms and conditions that could have been obtained, under similar circumstances, from unaffiliated Persons, (2) there will be no commingling of assets between MRC and Maxtor, (3) there will be no transfers of assets (other than on an arm's-length basis) between Maxtor and MRC, and (4) corporate formalities will be observed by Maxtor and MRC in connection with the transfer of Receivable Assets under the Agreements.

        With regard to the fifth factor, we believe that the court in Vecco Construction was concerned that the presence of consolidated financial statements would make it impossible for those creditors who read such statements to ascertain which assets were owned by which corporation within the consolidated group. MRC is required to maintain its financial statements and accounting records separate from those of Maxtor and any Affiliate. To effect this requirement, the financial statements delivered by MRC to its creditors will not include assets of Maxtor and the financial statements delivered by Maxtor to its creditors will contain footnotes or other information establishing MRC's separate ownership of the Receivable Assets.

        The importance of the sixth Vecco Construction factor, the "unity of interest and ownership," is based upon considerations relating to creditors' perception of the entities. This factor also should not support an attempt to substantively consolidate Maxtor and MRC, provided that MRC holds itself out and operates as a separate entity and otherwise complies with the Documents. Although there is or may be common ultimate ownership of Maxtor and MRC, the courts have recognized a distinction between the ownership of a corporation's stock and of its assets. See In re Beck Indus., Inc., 479 F.2d 410, 415 (2d Cir.), cert. denied sub nom. Trustees of Beck Indus. Inc. v. Feldman, 414 U.S. 858 (1973).

        The seventh factor identified in Vecco Construction goes to the question of whether, in a reorganization of Maxtor, it would be more economically efficient to operate Maxtor with MRC as a single entity. Although the corporate offices of Maxtor and MRC are physically located on the same premises, this factor should not in itself result in a substantive consolidation of MRC with Maxtor, provided that MRC holds out and operates itself as a separate entity and otherwise complies with the Documents and its Articles of Incorporation.



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Page Eleven


                2. Objecting Creditor's Showing and the Balance of Benefit Against Harms of Consolidation

        When a proponent of substantive consolidation establishes a prima facie case by meeting the first two elements of the D.C. Circuit test, the burden shifts to an objecting creditor to show that it relied on the separate credit of the entities to be consolidated and will be prejudiced by consolidation. See, e.g., Eastgroup Property, 935 F.2d at 249. If an objecting creditor makes this showing, then the court must determine whether the demonstrated benefits of consolidation "heavily" outweigh the harm. Id.

        Here, the Agent and Beneficiaries rely on the separate credit and assets of MRC and not on the credit of any other entity, except to the limited extent provided in the Maxtor Agreement. Because the Agent and Beneficiaries have relied on the separate credit of MRC, dealt with MRC separately from all other parties referenced herein and would be prejudiced by consolidation, as discussed in the application of the Second Circuit test below, it is unlikely that a court would find that the benefit of consolidation "heavily" outweighs the harm.

        B.      Application of the Second Circuit Test

        The Second Circuit has stated that the "sole purpose of substantive consolidation is to ensure the equitable treatment of all creditors" and that the Vecco factors are "merely variants on two critical factors: (i) whether creditors dealt with the entities as a single economic unit and 'did not rely on their separate identity in extending credit,'. . . or (ii) whether the affairs of the debtors are so entangled that consolidation will benefit all creditors." In re Augie/Restivo Baking Co., Ltd., 860 F.2d at 518-19; see Colonial Realty, 966 F.2d at 61. Under the Second Circuit standard, proponents of consolidation must establish one of the above-stated critical factors before consolidation will be ordered. Where creditors rely on the separate existence of corporate and other entities in extending credit, or would suffer more than minimal harm from disregarding such separate existence, the balance of equities weighs against substantive consolidation. In re Donut Queen, Ltd., 41 B.R. at 710; Holywell Corp. v. Bank of New York, 59 B.R. at 347.

                1.      Creditor Reliance

        The parties to the Documents are entering into the transactions contemplated thereby in reliance on the separateness of MRC. One element of such reliance is based on the premise that the Receivable Assets are subject only to claims of creditors of MRC and not to the claims of creditors of any other Person, such as Maxtor. Thus, such parties would be harmed if consolidation were ordered. Under such circumstances, we assume that the Agent, and if the



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Page Twelve

Agent does not have standing, another creditor of MRC would oppose any motion to consolidate Maxtor and MRC arguing that such consolidation would prejudice them.(7) Courts have relied upon the existence of such prejudice as grounds for denying substantive consolidation. See, e.g., In re Flora Mir Candy Corp., 432 F.2d 1060, 1062-63 (2d Cir. 1970); see also Anaconda Building Materials Co. v. Newland, 336 F.2d 625, 628 (9th Cir. 1964).(8)

        As noted above, a court would also consider the resulting harm to creditors of any such other Person if consolidation were not ordered. As previously described, any consolidated financial statements of Maxtor and its subsidiaries will contain footnotes or other information establishing MRC's separate corporate existence and ownership of the Receivable Assets. Future creditors therefore should not be able to claim reasonably that they had assumed that MRC was merely a division or part of another Person. Furthermore, none of the creditors of any such other Person should be unduly prejudiced as a result of a court's refusing to consolidate MRC and such other Person.

                2.      Entanglement of Entities.

        Based on the facts and assumptions set forth herein, and as discussed above in relation to the Vecco criteria and the substantial identity prong of the D.C. Circuit test, the assets and business functions of MRC will not be so entangled with those of Maxtor as to make separate identification of their respective assets impossible or prohibitively costly and therefore enable consolidation to benefit all creditors.

        Some courts, in assessing substantive consolidation, have considered whether it increases the likelihood of the debtor's rehabilitation and reorganization. Factors considered in making this determination include the potential savings in cost and time, the elimination of duplicate


---------------------
(7) We express no opinion as to whether a bankruptcy court would order consolidation should none of the parties to the Documents nor any other party in interest timely present an objection to substantive consolidation and properly brief and argue such objection.

(8) Conversely, courts have also noted the absence of objecting parties as a factor favoring consolidation. See, e.g., In re Standard Brands Paint Co., 154 B.R. 563, 571-72 (Bankr. C.D. Cal. 1993) (court inferred lack of harm to creditors from the fact that no party in interest objected to consolidation); In re Buckhead America Corp. et al., Case Nos. 91-978 through 91-986 (Bankr. D. Del. Aug. 13, 1992) (order granting substantive consolidation of a special purpose subsidiary with its parent after all objections from the subsidiary's creditors had been resolved through settlement); In re Drexel Burnham Lambert Group, Inc., 138 B.R. 723, 766-68 (Bankr. S.D.N.Y. 1992) (citing lack of objections from creditors in approving a plan of reorganization premised on substantive consolidation); U.S. v. Frontier Airlines, Inc., 93 B.R. 1014, 1016 (Bankr. D. Colo. 1988) (granting substantive consolidation where "complete financial separation of the entities would be difficult to accomplish" and "no party in interest" had objected).


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Page Thirteen

claims and whether there is a question of who among the debtors is liable. See Continental Vending, 517 F.2d at 1001.(9) Eliminating the need to disentangle assets, however, does not, without more, justify consolidation. "Substantive consolidation should be used only after it has been determined that all creditors will benefit because untangling is either impossible or so costly as to consume the assets." Augie/Restivo, 860 F.2d at 519. Based on the facts and assumptions set forth herein, the assets and business functions of MRC will not be so entangled with those of Maxtor as to make separate identification of the MRC's assets impossible or prohibitively costly.

        In the event that Maxtor is a debtor in a case under the Bankruptcy Code, but MRC is not a debtor in such a case, we also note the following: "While consolidation of debtor and non-debtor entities is possible, it should be undertaken only in the most unusual circumstances . . . Substantive consolidation of a separate non-debtor may result in irreparable harm to the non-debtor affiliate and its creditors." 5 Collier on Bankruptcy paragraph 1100.06 at 1100-33-37 (15th ed. 1995).

        Under the circumstances applicable to this transaction, and based upon the facts and assumptions contained herein, which we have assumed are true and will continue in the future to be true, we believe that it would be difficult for a creditor or a trustee of Maxtor in a federal bankruptcy proceeding to claim justifiably that recognition of MRC as separate from Maxtor would be inequitable, or result in a fraud or injustice on creditors. Similarly, we believe it would be difficult for such a party to contend justifiably that the affairs of MRC and Maxtor were so entangled that it would be too costly or time consuming to deal with them separately, or that it appeared that the assets of Maxtor and MRC were available to meet claims of each other's creditors. Furthermore, based on the facts and assumptions contained herein, we believe that creditors of MRC and Maxtor, respectively, should be able to show both reliance solely on the credit and assets of MRC or Maxtor, respectively, and that they would suffer substantial harm from the consolidation of MRC with Maxtor.

        Based on the foregoing facts, representations, statements and assumptions being correct and continuing to be correct at all relevant times, and based on and subject to the qualifications, discussions and analysis contained herein and the reasoned analysis of analogous case law (although there is no precedent directly on point), it is our opinion that a United States bankruptcy court or other court exercising jurisdiction over the case, in the event of a case under


----------------------
(9) See also In re Drexel Burnham Lambert Group, Inc., 138 B.R. at 766 (approving a plan of reorganization premised on substantive consolidation where no creditors had objected and where establishing to whom actual liability, if any, should be allocated would be a "herculean task, consuming years of costly professional services, thereby draining significant amounts of value from the Debtors' estates").


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Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page Fourteen

the Bankruptcy Code instituted by or on behalf of or against Maxtor, as debtor, would not disregard the separate existence of MRC so as to substantively consolidate the assets and liabilities of MRC with those of Maxtor. Our opinion is subject to the further qualifications that (i) the assumptions set forth herein are and continue to be true in all material respects, (ii) there are no facts unknown to us that would materially affect the validity of the assumptions and conclusions set forth herein or upon which this opinion is based, (iii) such case is properly presented and argued, and (iv) the law is properly applied. We note, however, that substantive consolidation is an equitable doctrine, that courts have accorded different degrees of importance to the factual elements before them in determining whether to exercise their equitable power to order substantive consolidation, and that facts may arise in the future which could affect a court's determination of whether substantive consolidation is appropriate. Additionally, any Bankruptcy Code analysis must recognize that the power of a court of competent jurisdiction with respect to a Bankruptcy Code case, proceeding or matter is extremely broad. For instance, pursuant to the powers granted in Section 105(a) of the Bankruptcy Code, "[t]he court may issue any order, process, or judgment that is necessary or appropriate to carry out the provisions of the [Bankruptcy Code]."11 U.S.C. Section 105(a). Therefore, the conclusions reached herein must be considered in light of these broad statutory and equitable powers of the relevant court over a debtor's property, estate, creditors and equity interest holders.

        We express no opinion as to the availability or effect of a preliminary injunction, temporary restraining order or such other temporary relief affording delay pending a determination on the merits in the event that substantive consolidation is sought.

        We have assumed throughout this opinion (i) that there has been no (and will not be any) fraud in connection with the transactions described herein, and
(ii) the accuracy of the representations and warranties in the Documents as to the matters set forth herein. The opinions expressed herein are being delivered to you as of the date hereof, and we assume no obligations to advise you of any changes of law or fact that may occur after the date hereof, notwithstanding that such changes may affect the legal analysis or conclusions contained herein.

        This opinion has been furnished to you solely in connection with the transactions described herein and on the condition that the opinions expressed herein may not be published or otherwise communicated by you or any of your agents to any other Person without our specific prior written approval in each instance except to your successors,



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Page Fifteen

assigns, transferees or prospective transferees and as provided below. We understand that you may furnish a copy of this opinion to Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Duff & Phelps Credit Rating Co., Moody's Investors Services, Inc. and Fitch Investors Service, which shall be entitled to rely hereon for the sole purpose of issuing or confirming its rating of a securitization which includes the Receivable Assets. By relying on this opinion, each successor, assign and transferee and the Trustee shall be deemed to have concurred in your permission for us to make the assumptions we have made herein. No one other than you, your successors, assigns and transferees and the Trustee, in connection with the transactions described herein, may rely upon the opinion expressed herein.

        This opinion should be interpreted in accordance with the Special Report by the TriBar Opinion Committee, Opinions in the Bankruptcy Context: Rating Agency, Structured Financing, and Chapter 11 Transactions, 46 Bus. Law. 717
(1991).

                                Very truly yours,

                                /s/ Morrison & Foerster LLP

                                                           Exhibit F as executed

                                                       Dated as of April 8, 1998

Corporate Receivables Corporation             Bankers Trust Company,
450 Mamaroneck Avenue                           As Trustee
Harrison, New York 10528                      Four Albany Street
                                              10th Floor
                                              New York, New York 10006

Citicorp North America, Inc.
  individually and as Agent
450 Mamaroneck Avenue
Harrison, New York 10528

Re:     Receivables Purchase and Sale Agreements dated as of April 8, 1998

Ladies and Gentlemen:

        Each of Maxtor Receivables Corporation, as the Seller under the Receivables Purchase and Sale Agreements each dated as of April 8, 1998 entered into by it with each of you, as applicable, and Maxtor Corporation, as the Seller under the Receivables Contribution and Sale Agreement dated as of April 8, 1998, entered into by Maxtor Corporation and Maxtor Receivables Corporation (such agreements collectively being the "Agreements"), hereby acknowledges and agrees that (i) it has received the respective forms of the Agreements and the other instruments and documents to be furnished by it pursuant thereto, (ii) the form and substance of the Agreements, each other Purhase Document referred to therein and such other instruments and documents are satisfactory to it regarding the consequences and implications of the transactions contemplated thereby and the terms thereof, and (iii) it has, independently and wihtout reliance upon any of you, your affiliates or your counsel, made its own evaluation and decision to enter into the Agreements.

                                    Very truly yours,

                                    MAXTOR RECEIVABLES CORPORATION


                                    By: /s/ Paul J. Tufano
                                       ---------------------------------------
                                       Name:
                                       Title:

                                    MAXTOR CORPORATION


                                    By: /s/ Paul J. Tufano
                                       ---------------------------------------
                                       Name:
                                       Title:

                                                         Exhibit E-3 as executed



                                  April 8, 1998


Corporate Receivables Corporation
450 Mamaroneck Avenue
Harrison, New York  10528

Citicorp North America, Inc.,
 as Agent
450 Mamaroneck Avenue
Harrison, New York  10528

Bankers Trust Company
 as Trustee
Four Albany Street, 10th Floor
New York, NY  10006

        Maxtor Corporation

Ladies and Gentlemen:

I am Glenn H. Stevens, Vice President and General Counsel of Maxtor Corporation and MRC. This opinion is furnished to you pursuant to Section 3.01(m) of each of
(i) the Receivables Purchase and Sale Agreement, dated as of April 7, 1998, among Maxtor Receivables Corporation ("MRC"), as Seller, Maxtor Corporation, as Collection Agent, Corporate Receivables Corporation ("CRC"), Citicorp North America, Inc. ("CNAI"), individual and as Agent, and Bankers Trust Company, as Trustee (the "Purchase Agreement"), and (ii) the Bank Agreement (together with the Purchase Agreement, the "Purchase and Bank Agreements"). Terms defined in the Purchase Agreement are used herein as therein defined.

In connection herewith, I have examined:

        1.      The Repurchase Agreement.

        2. The Receivables Contribution and Sales Agreement, dated as of April 7, 1998, between Maxtor Corporation, as Seller, and MRC, as Buyer (the "Maxtor Sales Agreement").

        3.      The Purchase Agreement.

        4.      The Bank Agreement.

        5.      The Assignment delivered on the date hereof.



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Bankers Trust Company
April 8, 1998
Page 2

        6.      The Maxtor Agreement.

        7.      The Fee Letter.

        8. The documents furnished by the Maxtor Corporation and MRC pursuant to Sections 3(c) and 3(d) of each Purchase and Bank Agreement including, without limitation, the following:

               a) The Articles of Incorporation of Maxtor Corporation and all amendments thereto (the "Maxtor Charter");

               b) The Bylaws of Maxtor Corporation and all amendment thereto (the "Maxtor Bylaws");

               c) The Articles of Incorporation of MRC and all amendments thereto (the "MRC Charter"); and

               d) The Bylaws of MRC and all amendments thereto (the "MRC
Bylaws").

        9. Such other documents, agreements, and instruments as I have considered necessary or relevant in order for me to provide this opinion.

My opinions expressed below are limited to the General Corporation Law of the State of Delaware, the laws of the State of California and the federal laws of the United States as in effect on the date hereof.

Based upon the foregoing and upon such investigation as I have deemed necessary, I am of the following opinion:

        1. Maxtor Corporation is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

        2. MRC is a corporation duly incorporated, validly existing and in good standing under the laws of the State of California. Maxtor Corporation is the owner of 100% of the issued and outstanding shares of capital stock of MRC.

        3. The execution, delivery and performance by Maxtor Corporation of the Repurchase Agreement, the Maxtor Sales Agreement, the Purchase and Bank Agreements and the Maxtor Agreement (collectively, the "Maxtor Documents") are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the Maxtor Charter or the Maxtor Bylaws, (ii) any material law, rule or regulation applicable to Maxtor Corporation or (iii) any material contractual or legal restriction applicable to Maxtor


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Bankers Trust Company
April 8, 1998
Page 3

Corporation. The Maxtor Documents have been duly executed and delivered on behalf of Maxtor Corporation.

        4. The execution, delivery and performance by MRC of the Maxtor Sales Agreement, each Purchase and Bank Agreement and the Fee Letter (collectively, the "MRC Documents"), are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene (i) the MRC Charter or the MRC Bylaws, (ii) any material law, rule or regulation applicable to MRC or (iii) any material contractual or legal restriction applicable to MRC. The MRC Documents have been duly executed and delivered on behalf of MRC.

        5. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by Maxtor Corporation of the Maxtor Documents except for the filings of the Financing Statements referred to in paragraph (d) of the opinion of Morrison & Foerster LLP and as otherwise stated in such paragraph (d).

        6. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by MRC of the MRC Documents except for the filings of the Financing Statements referred to in paragraph (h) of the opinion of Morrison & Foerster LLP and as otherwise stated in such paragraph
(h).

        7. To my knowledge, there are no pending or overtly threatened actions or proceedings against Maxtor Corporation or any of its subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the Maxtor Documents which are likely to materially adversely affect the ability of Maxtor Corporation to perform its obligations thereunder.

        8. To my knowledge, there are no pending or overtly threatened actions or proceedings against MRC or any of its subsidiaries before any court, governmental agency or arbitrator which purport to affect the legality, validity, binding effect or enforceability of the MRC Documents which are likely to materially adversely affect the ability of MRC to perform its obligations thereunder.

Morrison & Foerster LLP may rely upon the opinions set forth in paragraphs 1 through 8 of this opinion in rendering its opinions furnished pursuant to Sections 3.01(k) and (l) of each Purchase and Bank Agreement.

                                Very truly yours,

                                /s/ Glenn H. Stevens

Corporate Receivables Corporation
Citicorp North America, Inc.
Bankers Trust Company
April 8, 1998
Page 4

                                Glenn H. Stevens
                                Vice President, General Counsel
                                and Secretary

                                                           Exhibit H as executed

                   RECEIVABLES CONTRIBUTION AND SALE AGREEMENT


                            Dated as of April 8, 1998



                                     Between



                               MAXTOR CORPORATION,



                                  as the Seller



                                       and



                         MAXTOR RECEIVABLES CORPORATION,



                                  as the Buyer

                   RECEIVABLES CONTRIBUTION AND SALE AGREEMENT

                            Dated as of April 8, 1998


               MAXTOR CORPORATION, a Delaware corporation (the "Seller"), and MAXTOR RECEIVABLES CORPORATION, a California corporation (the "Buyer"), agree as follows:

               PRELIMINARY STATEMENTS.

               (1) Certain terms which are capitalized and used throughout this Agreement, unless otherwise defined in this Agreement, are defined in Article I of the Purchase Agreement referred to below.

               (2) The Seller, Corporate Receivables Corporation, a California corporation (the "Purchaser") and Citicorp North America, Inc. ("CNAI"), as Agent, were each party to the Receivables Purchase and Sale Agreement dated as of March 30, 1996 (the "Original Purchase Agreement"), whereby the Seller had from time to time sold to the Purchaser, and the Purchaser had from time to time purchased from the Seller, "Purchase Interests" (as defined in the Original Purchase Agreement). The Seller, Citibank, N.A. ("Citibank"), and CNAI were each party to a Receivables Purchase and Sale Agreement dated as of March 30, 1996, (the "Original Bank Agreement" and, together with the Original Purchase Agreement, the "Original Agreements").

               (3) On the Closing Date, the Purchaser and the Seller each will have entered into, and fully performed, the Receivables Repurchase Agreement dated as of April 8, 1998 by and among the Purchaser, the Seller, Citibank and the Agent (as amended, supplemented or otherwise modified from time to time, the "Repurchase Agreement"), whereby the Seller will have repurchased each "Purchased Interest" previously purchased by the Purchaser pursuant to the Original Purchase Agreement.

               (4) The buyer is entered into (a) the Receivables Purchase and Sale Agreement dated as of April 8, 1998 (as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms, the "Purchase Agreement") among the Buyer (as the "Seller" thereunder), Maxtor Corporation, as Collection Agent, the Purchase, CNAI, as Agent for the Purchaser and any other Owners of Purchased Interest, and Bankers Trust Company, as Trustee (the "Trustee"), and (b) the Receivables Purchase and Sale Agreement dates as of April 8, 1998 (as the same may from time to time be amended, supplemented or otherwise modified in accordance with its terms, the "Bank Agreement" and, together with the Purchase Agreement, the "Purchase and Bank Agreements") among the Buyer (as the "Seller") thereunder), the banks and other financial institutions parties thereto (collectively, the "Secondary Purchasers"), CNAI, as Agent for the Secondary Purchasers, and the Trustee.

               (5) Pursuant to the Purchase and Bank Agreements the Buyer will sell interests in the Subject Receivables existing at the close of business of the Buyer on the Closing Date and arising from time to time thereafter to the extent of the Purchased Interests as defined in the Purchase and Bank Agreements.

               (6) The Seller is, effective as of the Closing Date, assigning to the Buyer all of the Seller's right, title and interest in and to the Receivable Assets existing at the close of business of the Seller on the Closing Date.

               (7) The Trustee has agreed to (i) maintain certain accounts in which Collections are held, (ii) at the direction of the Collection Agent, distribute such Collections, (iii) review certain reports prepared by the Collection Agent and (iv) perform various other functions in connection therewith, in each case on the terms and conditions set forth in the Purchase and Bank Agreements.

               (8) The Seller wishes to sell to the Buyer, and the Buyer wishes to buy from the Seller, on the terms and conditions set forth herein, from time to time, all Receivable Assets existing at the close of business of the Seller on the Closing Date and arising from time to time thereafter.

               NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

               SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

               "Closing Sale" has the meaning specified in Section 2.02(b).

               "Discount Percentage" has the meaning specified for such term in
Schedule I to this Agreement.

               "Indemnified Party" has the meaning specified for such term in
Section 6.01.

               "Initial Capital Contribution" has the meaning specified in
Section 2.02(b).

               "Purchase Price" has the meaning specified in Section 2.02(c).

               "Receivable Assets" has the meaning specified in Section 2.01(a).

               "Related Security" means, with respect to any Receivable:

                      (i) all of the Seller's interest in any merchandise (including returned merchandise), if any, relating to the sale which gave rise to such Receivable;

                      (ii) all other security interests or liens and property subject thereto from time to time purporting to secure payment of such Receivable, whether pursuant to the Contract related to such Receivable or otherwise, together with all financing statements signed by an Obligor describing any collateral securing such Receivable;

                      (iii) all guarantees, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable whether pursuant to the Contract related to such Receivable or otherwise.

               "Re-Purchase Price" has the meaning specified in Section 2.02(b).

               "Sale" has the meaning specified in Section 2.02(a).

               "Termination Date" means the later of (i) the Facility Termination Date under and as defined in the Purchase Agreement and (ii) the Facility Termination Date under and as defined in the Bank Agreement.

               SECTION 1.02. Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of California, and not specifically defined herein, are used herein as defined in such Article 9.

               SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and each of the words "to" and "until" means "to but excluding".

                                   ARTICLE II

                               SALE OF RECEIVABLES

               SECTION 2.01. Sale of Receivables. (a) The Seller hereby agrees to sell and assign, without recourse (except as expressly provided in the Purchase Document), to the Buyer, on the terms and subject to the conditions set forth herein, all the Seller's right, title and interest in, to and under all Receivables, all Related Security with respect thereto, all Collections with respect thereto and all proceeds of the foregoing, together with all the Seller's rights, remedies, powers and privileges with respect to such Receivables and the related Contracts, existing at the close of business of the Seller on the Closing Date and arising from time to time thereafter (all such Receivables, Related Security, Collections, proceeds, rights, remedies, powers and privileges related to such Receivables and the related contracts being referred to collectively as the "Receivable Assets").

               (b) The parties to this Agreement intend that the transactions contemplated hereby shall be, and shall be treated as, a purchase by the Buyer and a sale by the Seller of Receivable Assets and not as a lending transaction. The foregoing sales and assignments do not constitute and are not intended to result in a creation of assumption by the Buyer of any obligation or liability with respect to any Receivable Asset or Contract, nor shall the Buyer be obligated to perform or otherwise be responsible for any obligation of the Seller or any other Person in connection with any Receivable Asset or under any agreement or instrument relating thereto, including but not limited to any Contract or any other obligation to any Obligor.

               (c) In connection with the foregoing sales and assignments, the Seller agrees to record and file, at its own expense, proper financing statements (and proper continuation statements with respect to such financing statements when applicable) with respect to the Receivable Assets now and hereafter from time to time acquired by the Buyer under this Agreement, in such manner and in such jurisdictions as are necessary to perfect the sales and assignments of the Receivable Assets to the Buyer hereunder, and to deliver file-stamped copies of such financing statements or other evidence of such filings to the Buyer and the Agent on or prior to the initial Purchase under the Purchase and Bank Agreements. Such financing statements shall name the Buyer as buyer/secured party, the Seller as seller/debtor and the Agent, as assignee.

               SECTION 2.02. Terms of Sales. (a) On the terms and subject to the conditions set forth in this Agreement, the Buyer agrees to make all or part of the payments of Purchase Price and Re-Purchase Price (as determined in accordance with paragraph (b) and (c) below) by issuing (or increasing the principal amount outstanding under) a subordinated promissory note in the form of Exhibit A to be issued by the Buyer to the Seller (each such subordinated promissory note, together with all promissory notes issued from time to time in substitution therefor or renewal thereof (which substitutions or renewals shall also be in the from of Exhibit A), a "Term Note").

               (b) On the Closing Date, (i) the Seller shall contribute an undivided 5% interest in the Seller's right, title and interests in, to and under the Receivables existing on the Closing Date, including, without limitation, all Receivables repurchased by the Seller under the Repurchase Agreement, as a contribution of capital by the Seller to the Buyer (the "Initial Capital Contribution") the remainder of such Receivables being, the "Adjusted Receivables," and (ii) the Buyer shall buy from the Seller, and the Seller shall sell and assign to the Buyer, the remainder of the Seller's right, title and interest in, to and under such Receivable Assets existing at the close of business of the Seller on the Closing Date (the "Closing Sale"). As consideration for the Closing Sale, the Buyer shall deliver to the Seller a duly executed Term Note made payable to the Seller. The principal amount outstanding under the Term Note on the Closing Date shall be equal to the product of (i) the aggregate Outstanding Balance of the Adjusted Receivables, and (ii) the Discount Percentage.

               (c) On each Business Day after the Closing Date (each, a "Purchase Date"), the Buyer shall buy from the Seller, and the Seller shall sell and assign to the Buyer, the Seller's right, title and interests in, to and under those Receivable Assets that arise on such Business Day (each such transaction being a "Sale"). As consideration for such continuing ale and assignment of Receivable Assets after the Closing Date, the Buyer shall pay (or cause to be paid) to the Seller on the day of each Sale an amount (the "Purchase Price") equal to the product of (i) the aggregate Outstanding Balance and Receivables that are newly created from time to time on the day of such Sale, and (ii) the Discount Percentage applicable to such Receivables; provided, however, that the Purchase Price shall not be less than the reasonably equivalent value of the Receivable Assets to which such Purchase Price relates, and in the event that, in the reasonable judgment of either the Seller or the Buyer, such Purchase Price is less than such reasonably equivalent value or does not reflect the fair market value of such Receivable Assets, within five Business Days after the Business Day on which such receivable Assets are sold, each of the Seller and the Buyer (after notice to the other party) shall appoint a Person (other than an Affiliate of the Buyer or Seller) in the business of purchasing trade receivables, and such Persons shall appoint a Person (other than an Affiliate of the Buyer or Seller) in such business, and such Persons shall make an independent appraisal of the value of such Receivable Assets and shall determine a Purchase Price which reasonably reflects the fair market value of such Receivable Assets.

               (d) On each Purchase Date, the actual Purchase Price for Receivable Assets sold on such Purchase Date shall be determined in the Daily Report and shall be paid by the Buyer. Such Purchase Price to be so paid by the Buyer shall be paid in cash to the Seller in U.S. dollars, in same day funds, to the extent of funds available to the Buyer; provided, however, that the excess, if any, of the Purchase Price over the cash payment therefor shall be paid first, by reducing the principal amount outstanding under the Demand Note (as defined below) in an amount up to but no exceeding the lesser of (i) the amount of such excess and (ii) the then outstanding principal amount of the Demand Note, and second, to the extent of any remaining excess by increasing the principal amount outstanding under the Term Note in an amount equal to such remaining excess. To the extent that a payment is due and payable (and permitted to be paid) under the Term Note issued to the Seller, any amount of cash available to the Buyer from time to time in excess of cash needed to purchase Receivable Assets pursuant to this paragraph (d) shall be paid directly to the Seller and applied first to pay accrued and unpaid interest on the Term Note and second to reduce the principal amount outstanding under the Term Note.

               (e) On the terms and subject to the conditions set forth in this Agreement, so long as there is no principal amount outstanding under the Term Note, the Buyer agrees to make demand loans ("Demand Loans") to the Seller prior to the Termination Date in such amounts as the Seller may request (through the Collection Agent) from time to time in amounts not exceeding the amount of cash available to the Buyer from time to time in excess of cash needed to purchase Receivable Assets pursuant to Section 2.02(d), which Demand Loans shall be evidenced by a demand promissory note in the form of Exhibit B issued by the Seller to the order of the Buyer (each such demand promissory note, together with all promissory notes issued from time to time in substitution therefor or renewal thereof (which substitutions and renewals shall also be in the form of Exhibit B), a "Demand Note").

               (f) The Collection Agent shall make all appropriate record keeping entries with respectzzmpTabHolderto the Term Note and the Demand Note or otherwise to reflect the foregoing payments and adjustments and toe reflect disbursements and payments to the Term Loan and the Demand Loan, and the Collection Agent's books and records shall constitute rebuttable presumptive evidence of the principal amount of and accrued interest on any Term

Note or Demand Note at any time. Further, the Collection Agent shall hold each Term Note or Demand Note for the benefit of Seller. The Seller hereby irrevocably authorizes the Collection Agent to mark the Demand Note "CANCELLED" and to return such Demand Note to the Buyer upon the final payment thereof after the occurrence of the Termination Date.

               SECTION 2.03. General Settlement Procedures. (a) If on any day the Outstanding Balance o any Receivable is either (i) reduced as a result of any defective, rejected or returned merchandise or services, any cash discount, or any adjustment by the "Seller" (as defined in the Purchase and Bank Agreements), the Seller or any Affiliate thereof or (ii) reduced or canceled as a result of any dispute or claim, of any setoff in respect of any dispute or claim, by the Obligor thereof against such "Seller", the Seller or any Affiliate thereof (whether such dispute or claim arises out of the same or a related transaction or any unrelated transaction), the Seller shall be deemed to have received on such day a Collection of such Receivable in the amount of such reduction or cancellation (unless such Seller shall be deemed to have received on such day a Collection in full of such Receivable pursuant to the succeeding sentence) and the Seller shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to, Section 4.01(h). If on any day any of the representations or warranties in Section 3.01(h) is no longer true with respect to a Receivable Asset, the Seller shall be deemed to have received on such day a Collection in full of the relevant Receivable, and the Seller shall make the payment required to be made by it in connection with such deemed Collection on the day required under, and otherwise pursuant to Section 4.01(h). In the case of each of the two preceding sentences, upon any actual payment in full by the Seller of any such Receivable, the Seller shall be deemed to have repurchased (without recourse and without representation or warranty, express or implied) such receivable and such Receivable shall cease to be a "Receivable" for purposes of this Agreement (unless and until the Agent or any Owner is at any time required to return all or any portion of such payment for any reason).

               (b) Except as otherwise stated in this Section 2.03 or as otherwise required by law or the underlying contract or the applicable Credit and Collection Policy, all Collections received from an Obligor of any Receivable shall be applied to Receivables then outstanding of such Obligor in the other of the age of such Receivables, starting with the oldest such Receivable, except if payment is designated by such Obligor, no later than ten Business Days after such payment shall have been made by such Obligor, for application to specific Receivables.

               SECTION 2.04. Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Seller hereunder shall be paid or deposited in accordance with the terms hereof no later than 2:00 p.m. (New York City time) on the day when due in lawful money of the United States of America in same day funds to the Buyer as directed by the Buyer to the Seller in writing or by adjustments to the Term Note or Demand Note, as applicable. The Seller shall, to the extent permitted by law, pay to the Buyer interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Alternate Base Rate in effect from time to time, payable on demand, provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. All computations of interest and fees hereunder shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

               (b) The Seller hereby irrevocably and unconditionally waives and relinquishes to the fullest extent it may legally do so (i) any express or implied vendor's lien, and any other lien, security interest, charge or encumbrance, which would otherwise e imposed on or affect any Receivable Asset on account of any unpaid amount of any Purchase Price therefor or an account of any other unpaid amounts otherwise payable by the Buyer under or in connection with this Agreement or otherwise and (ii) with respect to the obligations of the Seller to make payments or deposits under this Agreement (including, without limitation, payments under Sections 2.03 and 6.01), any set-off (other than as permitted under Section 2.20 or under Section 2.03), counterclaim, recoupment, defense and other right or claim which the Seller may have against the Buyer as a result of or arising out of the failure of the Buyer to pay any amount on account of any Purchase Price under Sections 2.01 and 2.02 or any other amount payable by the Buyer to the Seller under this Agreement or otherwise.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

               SECTION 3.01. Representations and Warranties of the Seller. The Seller represents and warrants as of the date hereof and as of the date of each Sale hereunder, as follows:


               (a) The Seller is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.


               (b) The execution, delivery and performance by the Seller of each Purchase Document to be delivered by it hereunder and the transactions contemplated hereby and thereby, and the Seller's use of the proceeds of Sales, are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Seller's charter or by-laws or (ii) any law or Contract or other contractual restrictions binding on or affecting the Seller, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.


               (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other person is required for the due execution, delivery and performance by the Seller of any Purchase Document to be delivered by it hereunder or thereunder, or for the perfection of or the exercise by the Agent or any Owner of its rights and remedies under each such Purchase Document, except for (i) the filings of the financing statements referred to in Article III of the Purchase and Bank Agreements, all of which, on or prior to the Closing Date, will have been duly made and be in full force and effect, and (ii) upon any Person's becoming a Selling Affiliate under the Purchase and Bank Agreements, the filings of the financing statements required pursuant to the definition of the term "Selling

Affiliate" in the Purchase and Bank Agreements, all of which, on or prior to the date such person become a Selling Affiliate, will have been duly made and be in full force and effect.


               (d) Each Purchase Document is, or when delivered hereunder or thereunder will be, the legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its respective terms.


               (e) The consolidated balance sheets of the Seller and its subsidiaries as at September 27, 1997 and the related consolidated statements of income and cash flows of the Seller and its subsidiaries for the nine months then ended, copies of which have been furnished to the Agent, fairly present, subject to year-end audit adjustments, the consolidated financial condition of the Seller and its subsidiaries as at such date and consolidated results of the operations o the Seller and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and, since September 27, 1997, there has been no material adverse change in such condition or operations except as and to the extent projected or otherwise disclosed in the Seller's quarterly report on Form 10-Q for the fiscal quarter ending September 27, 1997 or in Schedule V hereto.


               (f) There is no pending or to the knowledge of the executive officers of the Seller threatened action or proceeding affecting the Seller or any of its subsidiaries before an court, governmental agency or arbitrator which may materially adversely affect (i) the collectibility of the Receivables or the ability of the Seller, any Selling Affiliate or the Collection Agent to collect the Receivables or (ii) the ability of the Seller or any Selling Affiliate to perform its obligations under any Purchase Document to be delivered by it hereunder, or which purports to affect the legality, validity or enforceability of any Purchase Document.


               (g) No proceeds of any Sale will be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).


               (h) Immediately prior to the Closing Sale and each Sale hereunder of any Receivable Asset, the Seller is the legal and beneficial owner of the Receivable Assets, free and clear of any Adverse Claim except as created by this Agreement, or to the extent created by the Agent or the Purchaser or any Owner. Upon each Sale, the Seller shall transfer to the Buyer (and the Buyer shall acquire) a valid and perfected ownership interest in each Receivable Asset, free and clear of any Adverse Claim except as created by this Agreement, or to the extent created by the Agent or the Purchaser or any Owner. No effective financing statement or other instrument similarly in effect covering any Receivable Asset or any Lock Box Account or other deposit account, to the extent any Collections are from time to time deposited therein, is on file in any recording office, except those filed in favor of the Agent relating to the Purchase Documents, or in favor of the Buyer and the Agent hereunder or those listing the Seller as secured party and the applicable Obligor as debtor.


               (i) Each Purchase Report or Daily Report (in each case if prepared by the Seller or any Selling Affiliate or any Affiliate of any thereof, or to the extent that information contained therein is supplied by the Seller or any Selling Affiliate or any Affiliate of any thereof), notice or other written item of information, exhibit, financial, statement, document, book, record ore report furnished or to be furnished at any time by the Seller or any Selling Affiliate to the Agent of any Owner in each case in connection with the Purchase and Bank Agreements is or will be accurate in all material respects as of its date of (except as otherwise disclosed in writing to the Agent or such Owner, as the case may be, at such time) as of the date so furnished and as of such relevant date no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.


               (j) The chief place of business and chief executive office of the Seller and the office where the Seller keeps its records concerning the Receivable Assets are located at the address specified in Section 7.02 hereto (or at such other locations, notified to the Agent in accordance with Section 4.01(f), in jurisdiction where all action required by Section 5.04 has been taken and completed).


               (k) The names and addresses of all the Lock Box Banks, together with the account numbers of the Lock Box Accounts at such Lock Box Banks, are specified in Schedule I to the Purchase and Bank Agreements (or at such other Lock Box Banks and/or with such other Lock Box Accounts as have been notified to the Agent and for which Lock Box Agreements have been executed in accordance with Section 6.06(b) of the Purchase and Bank Agreements).


               (l) Neither the Seller nor any Affiliate (of the type set forth in clause (i)(x) of the definition of the term "Affiliate") of the Seller has any direct or indirect ownership or other financial interests in the Agent, the Purchaser or any Bank.


               (m) Each purchase of Receivable Assets hereunder will constitute
(i) a "current transaction" within the meaning of Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.


               (n) None of the Receivable Assets is evidenced by any "instrument" or "chattel paper" within the meaning of the UCC in effect in the State of California other than any Receivable (i) which shall have become a Defaulted Receivable after the date on which such Receivable became a Receivable Asset hereunder (or which was a Defaulted Receivable on the Closing Date) and
(ii) in connection with which Defaulted Receivable the Seller s Collection Agent shall have accepted an instrument, which instrument shall have been duly endorsed and delivered to the Agent by the Seller, to maximize the Collections thereof as contemplated by Section 6.02(c) of the Purchase and Bank Agreements.


               (o) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted or is reasonably likely to result in a material liability of the Seller.


               (p) The aggregate Insufficiency under all Plans does not exceed $10,000,000.

               (q) Neither the Seller nor any ERISA Affiliate of any thereof has incurred or is reasonably expected to incur any material Withdrawal Liability (that has not been satisfied) to any Multiemployer Plan.


               (r) Neither the Seller nor any ERISA Affiliate of any thereof has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.


               (s) The Seller and its subsidiaries have no material liability with respect to "expected postretirement benefit obligations" within the meaning of Statement of Financial Accounting Standard No. 106.


               (t) The Seller has not changed its name during the four month period prior to the date hereto, and has no trade names, fictitious names, assumed names or "doing business as" names.


               (u) With respect to all Receivable Assets (other than the Initial Capital Contribution), the Buyer has purchased such Receivable Assets from the Seller in exchange for payment (made by the Buyer to the Seller in accordance with the provisions of this Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Receivable Assets and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties. No such sale has been made for or on account of an antecedent debt owed by the Seller or to the Buyer, and no such sale or contribution is or may be voidable or subject to avoidance under any section of the Federal Bankruptcy Code.


               (v) The Seller has not sold, assigned, transferred, pledged or hypothecated any interest in any Receivable Assets to any Person other than as contemplated by this Agreement.


               (w) The Seller has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted hereunder.


               (x) The obligations of the Seller hereunder to make payments in respect of fees and indemnities payable to the Buyer or any Indemnified Party rank at least equally with indebtedness of the Seller which is not contractually subordinated.


               (y) The Seller has not granted any Person other than the Agent dominion and control of any Lock Box Account, or the right to take dominion and control over any Lock Box Account at a future time or upon the occurrence of a future event.


               (z) The Seller has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or caused to be paid, all amounts of taxes, including interest and penalties required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and (ii) against which adequate reserves shall have been established in accordance with and to the extent required by GAAP, but only so long as the proceedings referred to in clause (i) above could not subject the Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under any other Purchase Document.


               (aa) There are no Adverse Claims (including, without limitation, liens or retained security titles of conditional vendors, but excluding any Adverse Claims created hereunder) of any nature whatsoever on the Receivable Assets. The Seller is not a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Adverse Claim on the Receivable Assets, or otherwise result in a violation of this Agreement or any other Purchase Document, other than any Adverse Claims created pursuant to any Purchase Document.


               (bb) (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any organization restriction that could reasonably be expected to have, and no provision of applicable law or governmental regulation could reasonably be expected to have such an effect on the ability of the Seller to carry out its obligations hereunder or under any other Purchase Document, and (ii) neither the Seller not, to the best of the knowledge of the Seller, any other party is in default under or with respect to this Agreement or any other contract, agreement, lease or other instrument to which the Seller is a party and which is material to the Seller's condition (financial or otherwise), business, operations, property or prospects, and neither the Seller nor any such other party has delivered or received any notice of default thereunder.


               (cc) The Lock Box Banks are the only institutions holding Lock Box Accounts for the receipt of payments from all Obligors, and such Obligors have been instructed or, upon the creation of Receivables owed by them, will be instructed to make payments only to Lock Box Accounts, and such instructions have not been modified or revoked by the Seller and are in full force and effect.


                                   ARTICLE IV

                         GENERAL COVENANTS OF THE SELLER

               SECTION 4.01. Affirmative Covenants of the Seller. Until the Collection Date, the Seller, will, unless the Buyer shall otherwise consent in writing:


               (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivable Assets.


               (b) Preservation of Corporate Existence. Preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualifications would materially adversely affect the interests of the Buyer hereunder or in and to the Receivable Assets, or the ability of the Seller or the Collection Agent to perform its obligations under any Purchase Document or the ability of the Seller to perform its obligations under the Contracts.


               (c) Audits. (i) At any time and from time to time during regular business hours and upon reasonable prior notice, permit the Buyer, or its agents or representatives, at the Seller's expense, (A) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Seller, its Affiliates or the agents of the Seller or its Affiliates relating to the Receivable Assets and the Lock Box Account activity and (B) to visit the offices and properties of the Seller for the purpose of examining such materials described in clause (A) above, and to discuss matters relating to the Receivable Assets and the Lock Box Account activity or the Seller's or the Selling Affiliates' performance under the Purchase Documents or under the Contracts with any of the officers or employees of the Seller having knowledge of such matters, and (ii) within 90 days after the end of each fiscal year of the Seller, at the Seller's expense, cause Ernst & Young LLP or Coopers & Lybrand to perform, and deliver to the Buyer a written report of, or permit other independent public accountants specified by (upon the occurrence and during the continuance of any Event of Insecurity) or otherwise acceptable to the Buyer to perform and deliver to the Buyer a written report of, an audit with respect to the Receivable Assets, the Credit and Collection Policies, the Lock Box Account activity and the performance by the Seller and the Selling Affiliates of their respective obligations, covenants and duties under the Purchase Documents, on a scope and in a form substantially in the scope and form set forth in Schedule IV to the Purchase and Bank Agreements.


               (d) Keeping of Records and Books of Account. Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable).


               (e) Performance and Compliance with Receivables and Contracts. At its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.


               (f) Location of Records. Keep its chief place of business and chief executive office and the office where it keeps the originals of its records concerning the Receivable Assets at the address of the Seller referred to in Section 3.01(j) on the date hereof or, upon 30 days' prior written notice to the Buyer, at any other locations in a jurisdiction within the United States where all action required by Section 5.04 shall have been taken.


               (g) Credit and Collection Policies. Comply in all material respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Contract.

               (h) Collections. (i) Instruct, or cause to be instructed, all Obligors to make all payments in respect of Receivable Assets directly to a Lock Box Account,


                      (ii) if the Seller shall otherwise receive any Collections, deposit such Collections to a Lock Box Account by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following such receipt or, if such Collections were paid by the applicable Obligor in response of any merchandise which shall not have been shipped at the time of such payment and the shipping of which shall cause the Receivable resulting from the sale of such merchandise to arise, by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following the shipping of such merchandise, and


                      (iii) upon the occurrence of any Event of Insecurity, cause the Lock Box Banks to immediately sweep Collections from the Lock Box Accounts to the Concentration Account.


               (i) Maintenance of Separate Exercise. Do all things necessary to maintain its corporate existence separate and apart from the Buyer, including, without limitation, (i) maintaining proper corporate records and books of account separate from those of the Buyer; (ii) maintaining its assets, fund, and transactions separate from those of the Buyer, reflecting such assets and transactions in financial statements separate and distinct from those of the Buyer, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to in clause (i) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between itself and the Buyer; (iii) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Seller's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Seller not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (iv) at all times entering into its contracts and otherwise holding itself out to the public under the Seller's own name as a legal entity separate and distinct from the Buyer; and (v) conducting all transactions and dealings between the Seller and the Buyer on an arm's-length basis.


               (j) Compliance with Opinion Assumptions and Constituent Documents. Without limiting the generality of Section 4.01(i) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Agent in substantially the form of the opinion delivered pursuant to Section 3.01(a) of the Purchase and Bank Agreements, and comply with, and cause compliance with, the provisions of the constituent documents of the Buyer delivered to the Agent pursuant to
Section 3.01 of the Purchase and Bank Agreements as the same may, from time to time, be amended, modified or otherwise supplemented with the prior written consent of the Agent.

               (k) Purchase of Receivable Assets from the Seller. With respect to all Receivable Assets outstanding from time to time (other than the Initial Capital Contribution) this Agreement, sell such Receivable Assets to the Buyer in exchange for payment (made in accordance with this Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Receivable Asset and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.


               (l) Maxtor Agreement. At is expense, timely and fully perform and comply in all material respects with all provisions, covenants and other promises required to be observed by it under the Maxtor Agreement, maintain the Maxtor Agreement in full force and effect, enforce the Maxtor Agreement in accordance with its terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to the Maxtor Agreement such demands and requests for information and reports or for action as the Seller is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.


               SECTION 4.02. Reporting Requirements of the Seller. Until the Collection Date, the Seller will, unless the Buyer shall otherwise consent in writing, furnish to the Agent and the Trustee:


               (a) as soon as available and in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Seller, a consolidated balance sheet of the Seller and its subsidiaries as of the end of such quarter and consolidated statements of income and of cash flows of the Seller and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Seller;


               (b) as soon as available and in any event within 90 days after the end of each fiscal year of the Seller, a copy of the Seller's annual audit report containing a consolidated balance sheet of the Seller and its subsidiaries as of the end of such year and consolidated statements of income and of cash flows for such year, certified in a manner acceptable to the Agent by Ernst & Young LLP or other independent public accountants acceptable to the Agent;


               (c) as soon as possible and in any event within five days after the Seller's chief executive officer, chief operating officer, chief financial officer, chief accounting officer, treasurer or assistant treasurer obtains knowledge of the occurrence of each Event of Termination and each Incipient Event of Termination continuing on the date of such statement, a statement of such officer of the Seller setting forth details of such Event of Termination or Incipient Event of Termination and the action which the Seller has taken and proposes to take with respect thereto;


               (d) promptly and in any event within five Business Days after the Seller's receipt or delivery thereof, copies of all notices, requests, reports, certificates and other information and documents delivered or received by the Seller from time to time under or in connection with this Agreement;

               (e) not later than eight Business Days after the last day of each Fiscal Month, at the request of the Agent, and in any event within five days after the occurrence of any Event of Termination or Incipient Event of Termination, a list of the outstanding Receivable Assets on such day; and


               (f) such other information, documents, records or reports respecting the Receivable Assets or the condition or operations, financial or otherwise, of the Seller or any of its subsidiaries as the Agent may from time to time reasonably request.


               SECTION 4.03. Negative Covenants of the Seller. Until the Collection Date, the Seller will not, without the written consent of the Buyer:


               (a) Sales, Liens, Etc. Except as otherwise provided in the Purchase Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim (except to the extent created by the Agent or the Purchaser or any Owner) upon or with respect to, the Seller's undivided interest in any Receivable Asset or any Lock Box Account or other deposit account to which any Collections of any Receivable are sent or assign any right to receive income in respect thereof.


               (b) Extension or Amendment of Receivables. Except as otherwise permitted in Section 6.02 of the Purchase and Bank Agreements if the Seller is the Collection Agent, (i) extend the terms of any Receivable, or (ii) amend or otherwise modify the terms of any Receivable, or terminate or permit the termination of, or amend, modify or waive any term or condition of, any Contract related thereto, other than in connection with the Seller's standard sales programs, if in any such case such amendment, modification or waiver would be reasonably likely to impair the collectibility of any Receivable or materially adversely affect the rights or interests of the Agent or the Purchaser or any Owner with respect thereto or hereunder; provided, however, that, except as so permitted in Section 6.02 of the Purchase and Bank Agreements, in no event shall the Seller amend or otherwise modify the terms of any Receivable unless the Agent shall have otherwise notified the Seller.


               (c) Change in Business or Credit and Collection Policy. Make any change in the character of its business or in its Credit and Collection Policy, which change would, in either case, be reasonably likely to impair the collectibility of any Receivable.


               (d) Change in Payment Instructions to Obligors. Add or terminate any bank as a Lock Box Bank or any account as a Lock Box Account from those listed in Schedule I to the Purchase and Bank Agreements, or make any change in its instructions to Obligors regarding payments to be made to any Lock Box Bank, unless the Agent shall have received notice of such addition, termination or change and executed copies of Lock Box Agreements with respect to each new Lock Box Bank and each new Lock Box Account, as applicable.


               (e) Deposits to Lock Box Accounts. Deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box Account cash or cash proceeds other than Collections of Receivables.

               (f) Mergers, Etc. Merge with or into or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, unless (i) immediately after giving effect to such merger or consolidation, no Event of Termination or Incipient Event of Termination shall occur and be continuing and (ii) the corporation into which the Seller shall be merged or consolidated or which is otherwise formed pursuant to such merger or consolidation shall assume the Seller's obligations and grants of interests under the Purchase Documents in a written agreement satisfactory in form and substance to the Agent and shall furnish to the Agent, together with (and with reference to such agreement), documents satisfactory in form and substance to the Agent and of the kinds referred to in Section 3.01, in each case giving effect to such merger or consolidation, and the consent of the Company with respect to such merger or consolidation in form and substance satisfactory to the Agent.


               (g) Change in Corporate Name, Etc. Make any change to its name, identity, structure or chief executive office, or use any trade names, fictitious names, assumed names or "doing business as" names, unless, prior to the effective date of any such change or use, the Seller delivers to the Agent
(i) UCC financing statements, executed by the Seller and, if applicable, the Buyer, necessary to reflect such change or use and to continue the perfection of the ownership interests or security interests in the Receivable Assets, and (ii) new Lock Box Agreements executed by the Seller, necessary to reflect such change and to continue to enable the Agent to exercise its rights contained in Section 6.03(a) of the Purchase and Bank Agreements, and (iii) in the case of any such change in its structure, a favorable opinion of Morrison & Foerster LLP or other counsel of the Seller reasonably satisfactory to the Agent, in substantially the form of Exhibit E-1 to the Purchase and Bank Agreements, giving effect to such change, in each case of clauses (i), (ii) and (iii) together with such other documents and instruments as the Agent may reasonably request in connection therewith.


               (h) Transactions with Affiliates. Enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with the Buyer, other than on terms that are fair and reasonable in the circumstances and that reasonably approximate an arm's-length transaction between unaffiliated parties.


               (i) Maxtor Agreement. (i) Cancel or terminate the Maxtor Agreement or consent to or accept any cancellation or termination thereof, (ii) amend or otherwise modify any term or condition of the Maxtor Agreement or give any consent, waiver or approval thereunder, (iii) waive any default under or breach of the Maxtor Agreement or (iv) take any other action under the Maxtor Agreement not required by the terms thereof that would impair the value of any Receivable Asset or the rights or interests of the Buyer thereunder or of the Agent or any Owner or Indemnified Party thereunder.

                                    ARTICLE V

                          ADMINISTRATION AND COLLECTION

               SECTION 5.01. Designation of Collection Agent. The Receivable Assets shall be serviced, administered and collected by the Person designated as the Collection Agent from time to time in accordance with Section 6.01 of the Purchase and Bank Agreements, including any Person subcontracted to perform the duties of Collection Agent under the Purchase and Bank Agreements from time to time in accordance with Section 6.01 of the Purchase and Bank Agreements, and shall be serviced, administered and collected by the Collection Agent in the manner set forth in Section 6.02 of the Purchase and Bank Agreements, provided that after a Collection Date, the Seller shall continue to act as Collection Agent for the purposes of this Agreement unless otherwise agreed between the Buyer and the Seller.


               SECTION 5.02. Rights of the Buyer. The Buyer may notify at any time after the occurrence and during the continuance of any Event of Termination (or an event which with the passage of time or notice, or both, would constitute an Event of Termination) under the Purchase and Bank Agreements, and at the Seller's expense, the Obligors of Receivable Assets, or any of them, of the ownership of Receivable Assets by the Buyer.


               SECTION 5.03. Responsibilities of the Seller. Anything herein to the contrary notwithstanding:


               (a) The Seller shall perform all of its obligations under the Contracts related to the Receivable Assets to the same extent as if Receivable Assets had not been sold and the exercise by the Buyer of its rights hereunder shall not relieve the Seller from such obligations or its obligations with respect to any Receivable Assets or under the related Contracts; and


               (b) Neither the Buyer nor any other Indemnified Party shall have any obligation or liability with respect to any Receivable Assets or related Contracts except for liabilities arising from its or their willful misconduct, nor shall any of them be obligated to perform any of the obligations of the Seller thereunder.


               SECTION 5.04. Further Action Evidencing Purchases. (a) The Seller agrees that from time to time, at its expense, it will, and will cause its subsidiaries to, promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Buyer may reasonably request, in order to perfect, protect or more fully evidence the purchase of Receivable Assets, or to enable any of them to exercise and enforce any of their respective rights and remedies hereunder or under any other Purchase Document. Without limiting the generality of the foregoing, the Seller will, and will cause its subsidiaries to, upon the request of the Buyer: (i) execute and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or desirable, or as the Buyer may request, in order to perfect, protect or evidence such purchase of Receivable Assets; and (ii) at any time after the occurrence and during the continuance of any Event of Insecurity (A) mark conspicuously each invoice evidencing each Receivable and the related Contract with a legend, acceptable to the Buyer, evidencing that such purchase of Receivable Assets has been made in accordance with this Agreement and (B) mark its master data processing records evidencing such Receivables and related Contracts with such legend.


               (b) The Seller hereby authorizes the Buyer to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relating to all or any of the Receivable Assets now existing or hereafter arising without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering all or any of the Receivable Assets shall be sufficient as a financing statement where permitted by law.


               (c) If the Seller fails to perform any agreement contained herein, the Buyer or its designee may itself perform, or cause performance of, such agreement, and the expenses of the Buyer or its designee incurred in connection therewith shall be payable by the Seller under Section 6.01 or
Section 7.06, as applicable.


                                   ARTICLE VI

                                 INDEMNIFICATION


               SECTION 6.01. Indemnities by the Seller. Without limiting any other rights which the Buyer, any Affiliate thereof and their respective permitted designees and assignees (each an "Indemnified Party") may have under any Purchase Document or under applicable law, the Seller hereby agrees to indemnify each Indemnified Party from and against any and all claims, losses and liabilities (including reasonable attorneys' fees and expenses, but excluding
(a) any amount to the extent resulting from gross negligence or willful misconduct on the part of such Indemnified Party, (b) recourse (except as otherwise specifically provided in this Agreement) for uncollectible Receivables or (c) any income taxes (other than any withholding taxes in respect of any Included Foreign Receivable) incurred by such Indemnified Party arising out of or as a result of any Purchase Document or the ownership of Purchased Interests or in respect of any Receivable, any Contract, any Related Security or any Additional Assigned Rights) (all of the foregoing, to the extent not so excluded, being collectively referred to as "Indemnified Amounts"), and shall pay on demand to each Indemnified Party any and all amounts necessary to indemnify such Indemnified Party from and against any and all Indemnified Amounts, resulting from:


                      (i) reliance on any representation or warranty or statement made or deemed made by the Seller or the Company or any of their respective Affiliates (or any of their respective officers) under or in connection with any Purchase Document which shall have been incorrect in any material respect when made;


                      (ii) the failure by the Seller or any Affiliate thereof to comply with any applicable law, rule or regulation with respect to any Receivable or the related Contract, or the nonconformity of any Receivable or the related Contract with any such applicable law, rule or regulation;

                      (iii) the failure to vest in the Buyer a valid and perfected ownership interest in each Receivable Asset; or the failure of the Buyer to have obtained a first priority perfected ownership interest in the Receivable Assets transferred or purported to be transferred to the Buyer under this Agreement, free and clear of any Adverse Claim;


                      (iv) the failure of the Seller or any Affiliate thereof to have filed, or any delay by the Seller or any Affiliate thereof, in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivable Assets, at any time;


                      (v) any defense (other than discharge in bankruptcy or other insolvency proceeding of the Obligor) of the Obligor to the payment of any Receivable (including, without limitation, a defense based on such Receivable or the related Contract not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise or services related to such Receivable or the furnishing or failure to furnish such merchandise or services;


                      (vi) any failure of the Seller or any Affiliate thereof, as Collection Agent or otherwise, to perform its duties or obligations in accordance with the provisions of Article V hereof or to perform its duties or obligations under the Contracts;


                      (vii) any products liability, personal injury or property damage or other similar or related claim or action of whatever sort allegedly arising out of or in connection with merchandise, insurance or services which are the subject of any Contract;


                      (viii) any investigation, litigation or proceeding related to any Purchase Document or any other instrument or document furnished pursuant hereto or the use of proceeds of Sales or Purchases or the ownership of Receivable Assets or in respect of any Receivable Asset, in each case other than any investigation, litigation or proceeding (A) relating solely to any violation by any Indemnified Party of any banking, bank holding company or securities laws or any sale of commercial paper or other funding source and (B) not relating to or based upon or otherwise attributable to any act, statement, omission or violation by the Seller, the Company, any Selling Affiliate or any Affiliate of any thereof;


                      (ix) the failure to pay when due any taxes payable by the Seller or any Affiliate thereof (other than any Owner's taxes), including, without limitation, sales taxes, shipping charges or other similar charges or taxes due on merchandise or services sold by the Seller; or


                      (x) the commingling of Collections of Receivables at any time with other funds.


               Any amounts subject to the indemnification provisions of this
Section 6.01 shall be paid by the Seller to the Agent for the account of the applicable Indemnified Party promptly but in any event within five Business Days following demand therefor by the Agent or such Indemnified Party.

                                   ARTICLE VII

                                  MISCELLANEOUS

               SECTION 7.01. Amendments, Integration, Etc. No amendment or waiver of any provision of this Agreement, and no consent to any departure by the Seller herefrom, shall in any event be effective unless the same shall be in writing and signed by the Buyer and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. This Agreement contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings.


               SECTION 7.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by telefax) and mailed, telefaxed or delivered, as to each party hereto, at its address and telefax number set forth under its name on the signature pages hereof or at such other address or telefax number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed or telefaxed, be effective when delivered by mail or when telefaxed, respectively.


               SECTION 7.03. No Waiver; Remedies. No failure on the part of the Buyer or any Indemnified Party to exercise, and no delay in exercising, any right under any Purchase Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.


               SECTION 7.04. Binding Effect; Assignability. This Agreement shall be binding upon the Seller and the Buyer and shall inure to the benefit of the Seller, the Buyer and each Indemnified Party and their respective successors and assigns, except that the Seller shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Buyer. This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until the Collection Date; provided, however, that rights and remedies with respect to the indemnification provisions of Section 7.06 and Article VII shall be continuing and shall survive any termination of this Agreement.


               SECTION 7.05. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, except to the extent that the perfection or the effect of non-perfection of the interests of the Buyer, or remedies hereunder, in respect of the Receivable Assets are governed by the laws of a jurisdiction other than the State of California.


               SECTION 7.06. Confidentiality. Except to the extent otherwise required by applicable law, each of the parties hereto agrees to maintain the confidentiality of the Purchase Documents (and all drafts thereof) and not to disclose any Purchase Document or such drafts to third parties (other than to its directors, officers, employees, accountants or counsel); provided, however, that the Agreement may be disclosed to third parties to the extent such disclosure is (i) required by any applicable securities laws, (ii) made solely to persons who are legal counsel for the purchaser or underwriter of such securities, (iii) limited in scope to the provisions of Articles IV and VI, to the extent defined terms are used in Articles IV and VI, such terms defined in Article I of this Agreement and the Purchase and Bank Agreements and (iv) made pursuant to a written agreement of confidentiality in form and substance reasonably satisfactory to the Agent.


               SECTION 7.07. [INTENTIONALLY OMITTED]


               SECTION 7.08. [INTENTIONALLY OMITTED]


               SECTION 7.09. Execution in Counterparts; Severability. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement should be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.


               IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 MAXTOR CORPORATION, as Seller

                                 By: /s/ Paul J. Tufano
                                    --------------------------------------
                                        Title:  Vice President and
                                                Chief Financial Officer

                                 510 Cottonwood Drive
                                 Milpitas, CA 95035
                                 Attention:  Chief Financial Officer
                                 Telephone No:  408/432-4180
                                 Facsimile No.:   408/432-4480

                                 MAXTOR RECEIVABLES
                                         CORPORATION, as Buyer
                                 By: /s/ Paul J. Tufano
                                    --------------------------------------
                                      Title:  President

                                 510 Cottonwood Drive
                                 Milpitas, CA 95035
                                 Attention:  Raja Venkatesh
                                 Telephone No:  408/432-4180
                                 Facsimile No.:   408/432-4480

Agreed to and acknowledged by:

CITICORP NORTH AMERICA, INC.,
as Agent

By: /s/
   -------------------------------
    Title:

                                                                      SCHEDULE 1


                               Discount Percentage


               "Discount Percentage" means, for each Receivable Asset purchased on any date, (a) for purposes of calculating the Purchase Price in respect of the Closing Sale, 98.59% and (b) for purposes of calculating any Purchase Price with respect to any Purchase Date, or the value of any Receivable Assets on any date, a percentage equal to:


                               100% - (LD + PDRR)


        where:


     LD   =     the amount (expressed as a percentage) equal to the greater of
                (i) one-fourth of one percent and (ii) 1.5 times the average of the Loss-to-Liquidation Ratios for the three consecutive Fiscal
                Months most recently ended; and


     PDRR =     the amount (expressed as a percentage) equal to:


                                     TD x DR
                                     -------
                                       360

               where:


           TD = the "Turnover Days" ratio for the Receivable Assets originated during the most recently ended Fiscal Month, calculated by multiplying the fraction, the numerator of which is the aggregate Outstanding Balance of all Receivable Assets computed as of the last day of such Fiscal Month and the denominator of which is the aggregate amount of Collections (other than any deemed Collections) received during such Fiscal Month with respect to Receivable Assets, by 30;


           DR = the rate of interest announced publicly by Citibank, N.A. in New York, New York from time to time, as Citibank's prime rate;

                                                                    Exhibit A to
                                                                     Receivables
                                                              Contribution & Sal
                                                                     as executed



                            NON-NEGOTIABLE TERM NOTE



                                                            Milpitas, California
                                                                   April 8, 1998


        FOR VALUE RECEIVED, the undersigned, MAXTOR RECEIVABLES CORPORATION, a California corporation ("MRC"), promises to pay to MAXTOR CORPORATION, a Delaware corporation ("Seller"), on the terms and subject to the conditions set forth herein and in the Maxtor Sales Agreement referred to below, the aggregate unpaid Purchase Price of all Receivable Assets purchased by MRC from Seller and not paid in cash pursuant to such Maxtor Sales Agreement during the period from (and including) the Closing Date (as defined in the Maxtor Sales Agreement) to (but excluding) the Final Maturity Date referred to below.


        1. Maxtor Sales Agreement. This Term Note is the Term Note described in, and is subject to the terms and conditions set forth in, that certain Receivables Contribution and Sale Agreement dated as of April 8, 1998 (as the same may be amended, supplemented, amended and restated, or otherwise modified from time to time in accordance with its terms, the "Maxtor Sales Agreement") among MRC and Seller. Reference is hereby made to the Maxtor Sales Agreement for a statement of certain other rights and obligations of MRC and Seller.


        2. Definitions. Capitalized terms used but not defined herein have the meanings assigned thereto in the Maxtor Sales Agreement. In addition, as used herein, the following terms have the following meanings:


               "Bankruptcy Proceedings" has the meaning set forth in Section 9(b) hereof.


               "Base Rate" means the rate of interest publicly announced by Citibank, N.A. in New York, New York from time to time as Citibank's base rate, plus one percent (1%).


               "Final Maturity Date" means the Settlement Date immediately following the date that falls one hundred twenty-one (121) days after the Termination Date of the Maxtor Sales Agreement.


               "Senior Interests" means the obligations of MRC to the Beneficiaries under the Purchase Documents to which MRC is a party.


               "Senior Interest Holders" means the Beneficiaries.

               "Subordination Provisions" means, collectively, clauses (a) through (m) of Section 7 hereof.


        3. Interest.


               (a) The aggregate unpaid principal amount from time to time outstanding under this Term Note shall bear interest at a rate per annum equal to the Base Rate; provided that notwithstanding anything in this Term Note to the contrary, the foregoing interest rate shall be subject to the limitation that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.


               (b) Subject to the Subordination Provisions below, MRC shall pay accrued interest on this Term Note on each Settlement Date.


               (c) Interest accrued hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or, where appropriate, 366 days.


        4. Principal.


               (a) On the Closing Date, the principal amount outstanding under this Term Note shall equal the product of (i) the aggregate Outstanding Balance of the Adjusted Receivables and (ii) the Discount Percentage, as determined in accordance with Section 2.02(b) of the Maxtor Sales Agreement.


               (b) Prior to the Final Maturity Date, the principal amount of this Term Note shall be increased on any Business Day if, and to the extent that, the Purchase Price of Receivable Assets purchased by MRC on such Business Day exceeds the aggregate amount of Collections received by MRC on such Business Day and, subject to the Subordination Provisions below, shall be reduced if, and to the extent that the Collections received by MRC on such Business Day exceed the aggregate Purchase Price of Receivable Assets purchased by MRC on such Business Day, in each case in accordance and as more specifically described in
Section 2.02(d) of the Maxtor Sales Agreement.


               (c) The entire remaining unpaid principal amount of this Term Note shall be paid on the Final Maturity Date.


               (d) Subject to the Subordination Provisions set forth below, the principal amount of and accrued interest on this Term Note may be prepaid, in whole or in part, on any Business Day without premium or penalty.


        5. Cash Payment Mechanics. All payments of principal and interest hereunder are to be made in lawful money of the United States of America.

        6. Enforcement Expenses. In addition to and not in limitation of the foregoing, but subject to the Subordination Provisions set forth below and to any limitation imposed by applicable law, MRC agrees to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by Seller in seeking to collect any amounts payable hereunder which are not paid when due.


        7. Subordination Provisions. MRC covenants and agrees, and Seller, by its acceptance of this Term Note, likewise covenants and agrees on behalf of itself and any holder of this Term Note, that the payment of the principal amount of and interest on this Term Note is hereby expressly subordinated in right of payment to the payment of the Senior Interests to the extent and in the manner set forth in the following clauses of this Section 7:


               (a) No payment or other distribution of MRC's assets of any kind or character, whether in cash, securities, or other rights or property, shall be made on account of this Term Note except to the extent such payment or other distribution is (i) permitted under Section 5.03(k) of the Purchase and Bank Agreements or (ii) made pursuant to Section 4 of this Term Note;


               (b) In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar event relating to MRC, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of MRC (such proceedings being herein collectively called "Bankruptcy Proceedings"), the Senior Interests shall first be paid in full before Seller shall be entitled to receive and to retain any payment or distribution in respect of this Term Note; and in any event any payment or distribution of any kind or character (whether in cash or other property) in respect of this Term Note to which Seller would be entitled except for this clause (b) shall be made directly to the Agent (for the benefit of the Senior Interest Holders);


               (c) Until such time as the Senior Interests shall have been paid in full, if any Bankruptcy Proceeding is commenced by or against MRC, the Agent is hereby irrevocably. authorized and empowered, in its own name, on behalf of the Senior Interest Holders, or in the name of Seller, (i) to collect and receive every payment or distribution referred to in clause (b) above and give acquittance therefor and (ii) to file claims and proofs of claim and take such other action (including, without limitation, voting with respect to any claims of Seller relating to this Term Note) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of the Senior Interest Holders; and Seller agrees to take such action as the Agent may reasonably request to collect every payment or distribution to which it is entitled with respect to this Term Note for the account of the Senior Interest Holders and to file appropriate claims and proofs of claim in respect thereof;


               (d) If Seller receives any payment or other distribution of any kind or character from MRC or from any other source whatsoever, in respect of this Term Note, other than as expressly permitted by the terms of this Term Note, such payment or other distribution shall be received in trust for the Senior Interest Holders and shall be turned over by Seller to the

Agent (for the benefit of the Senior Interest Holders) forthwith in the same form as so received (with any necessary endorsement);


               (e) Notwithstanding any payments or distributions received by the Senior Interest Holders in respect of this Term Note, while any Bankruptcy Proceedings are pending Seller shall not be subrogated to the then existing rights of the Senior Interests Holders in respect of the Senior Interests until the Senior Interests have been paid in full. If no Bankruptcy Proceedings are pending, Seller shall only be entitled to exercise any subrogation rights that it may acquire (by reason of a payment or distribution to the Senior Interest Holders in respect of this Term Note) to the extent that any payment arising out of the exercise of such rights would be permitted under Section 5.03(k) of the Purchase and Bank Agreements;


               (f) These Subordination Provisions are intended solely for the purpose of defining the relative rights of Seller, on the one hand, and the Senior Interest Holders on the other hand. Nothing contained in these Subordination Provisions or elsewhere in this Term Note is intended to or shall impair, as between MRC, its creditors (other than the Senior Interest Holders) and Seller, MRC's obligation, which is unconditional and absolute, to pay Seller the principal of and interest on this Term Note in accordance with the terms hereof or to affect the relative rights of Seller and creditors of MRC (other than the Senior Interest Holders);


               (g) Seller shall not, until the Senior Interests have been paid in full, (i) cancel, waive, forgive, transfer or assign, or commence legal proceedings to enforce or collect, or subordinate to any obligation of MRC, other than the Senior Interests, this Term Note or any rights in respect hereof or (ii) convert this Term Note into an equity interest in MRC, unless Seller shall have received the prior written consent of the Agent;


               (h) Seller shall not institute against MRC any Bankruptcy Proceeding so long as any Commercial Paper Notes issued by the Purchaser shall be out g or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. Seller hereby agrees not to cause MRC to file a voluntary petition under the Federal Bankruptcy Code or any other bankruptcy or insolvency laws unless, and only unless, such filing has been authorized in accordance with MRC's constituent documents, and by the Board of Directors of MRC which (as defined in such constituent documents) have taken into consideration the interests of the creditors of MRC, rather than solely the interests of the shareholders of MRC;


               (i) If, at any time, any payment (in whole or in part) of any Senior Interest is rescinded or must be restored or returned by a Senior Interest Holder (whether in connection with Bankruptcy Proceedings or otherwise), these Subordination Provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made;


               (j) The Senior Interest Holders may, from time to time, without notice to Seller, and without waiving any of its rights under these Subordination Provisions, take any or all of the following actions (assuming that such Senior Interest Holder is entitled to take any of the following actions pursuant to the Purchase Document (other than this Term Note) or pursuant to applicable law): (i) retain or obtain an interest in any property to secure any of the Senior

Interests; (ii) retain or obtain the obligations of any other obligors with respect to any of the Senior Interests; (iii) extend or renew, alter or exchange any of the Senior Interests, or release or compromise any obligation of any nature with respect to any of the Senior Interests; (iv) amend, supplement, amend and restate, or otherwise modify any Purchase Document; and (v) release any security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property securing any of the Senior Interests;


               (k) Seller hereby waives: (i) notice of acceptance of these Subordination Provisions by any of the Senior Interest Holders; (ii) notice of the existence, creation, nonpayment or non-performance of all or any of the Senior Interests Holders; and (iii) all diligence in enforcement, collection or protection of, or realization upon the interests of the Senior Interests, or any thereof, or any security therefor;


               (1) Each of the Senior Interest Holders may, from time to time, on the terms and subject to the conditions set forth in the Purchase Documents to which such Senior Interest Holders are party, but without notice to Seller, assign or transfer any or all of the Senior Interests, or any interest therein; and, notwithstanding any such assignment or transfer, such Senior Interests shall be and remain Senior Interests for the purposes of these Subordination Provisions, and every immediate and successive assignee or transferee of the Senior Interests or of any interest of such assignee or transferee in the Senior Interests shall be entitled to the benefits of these Subordination Provisions to the same extent as if such assignee or transferee were the assignor or transferor; and


               (m) These Subordination Provisions are made for the benefit of the Senior Interest Holders, and the Agent may proceed to enforce such provisions on behalf of each of such Senior Interest Holders.


        8. General. No failure or delay on the part of Seller in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or to the exercise of any other power or right. No amendment, modification or waiver of, or consent with respect to, any provision of this Term Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by MRC, Seller and the Agent and (ii) all consents required for such actions under the Purchase Documents shall have been received by the appropriate Senior Interest Holders.


        9. No Negotiation. This Term Note is not negotiable.


        10. Captions. Section captions used in this Term Note are for convenience only and shall not affect the meaning or interpretation of any provision of this Term Note.

        11. Governing Law. This Term Note shall be governed by, and construed in accordance with, the laws of the State of California.


                                   MAXTOR RECEIVABLES CORPORATION


                                   By: /s/ Paul J. Tufano
                                     -------------------------------
                                   Title:
                                         ---------------------------

                                                                Exhibit B to the
                                                                     Receivables
                                                             Contribution & Sale
                                                                       Agreement




                                   DEMAND NOTE



                                                            Milpitas, California
                                                                   April 8, 1998





        The undersigned, MAXTOR CORPORATION, a Delaware corporation ("Seller"), for value received, promises to pay to the order of MAXTOR RECEIVABLES CORPORATION, a California corporation ("MRC"), ON DEMAND, the aggregate unpaid principal amount of all loans made by MRC to Seller (the "Seller Loans") as shown in the records of the Collection Agent (as such term is defined in the Maxtor Sales Agreement hereinafter referred to), together with accrued interest on such amounts from time to time outstanding hereunder at the rate provided below.


        The unpaid principal amount of each Seller Loan from time to time outstanding shall bear interest (which also shall be payable ON DEMAND) from (and including) the date on which such Seller Loan was made to (but excluding) the date on which such Seller Loan is paid in full at a rate per annum equal to the rate of interest publicly announced by Citibank Bank, N.A. from time to time as the Citibank base rate, plus 1%. Interest hereunder shall be computed for the actual number of days elapsed on the basis of a year consisting of 365 or, where appropriate, 366 days. Notwithstanding anything in this Demand Note to the contrary, the foregoing interest rate shall be subject to the limitation that such interest rate shall not at any time exceed the maximum rate permitted by applicable law.


        This Demand Note is one of the Demand Notes described in, and is subject to the terms and conditions set forth in, that certain Receivables Contribution and Sale Agreement, dated as of April 8 1998 (as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with its terms, the "Maxtor Sales Agreement"), between MRC and Seller. Reference is hereby made to the Maxtor Sales Agreement for a statement of certain other rights and obligations of MRC. All capitalized terms used but not otherwise defined herein have the meanings assigned thereto in the Maxtor Sales Agreement.


        All payments of principal and interest hereunder are to be made in lawful money of the United States of America in same day funds to the account designated from time to time by the Collection Agent.

        In addition to and not in limitation of the foregoing, Seller further agrees, subject to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Demand Note in seeking to collect any amounts payable hereunder which are not paid when due.


        No failure or delay on the part of MRC or any other holder of this Demand Note in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on Seller shall entitle it to any notice or demand in similar or other circumstances. No amendment, modification or waiver of, or consent with respect to, any provision of this Demand Note shall in any event be effective unless (i) the same shall be in writing and signed and delivered by the holder hereof and (ii) all consents required for such action under the Purchase Documents shall have been received by the appropriate Persons.


        THIS DEMAND NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.


                                       MAXTOR CORPORATION

                                       By: /s/ Paul J. Tufano
                                          -------------------------------
                                       Title:
                                             ----------------------------

                               TABLE OF CONTENTS


                                                                          Page
                                                                          ----
ARTICLE I DEFINITIONS ..............................................        2
          SECTION 1.01. Certain Defined Terms ......................        2
          SECTION 1.02. Other Terms ................................        3
          SECTION 1.03. Computation of Time Periods ................        3


ARTICLE II SALE OF RECEIVABLES .....................................        3
          SECTION 2.01. Sale of Receivables ........................        3
          SECTION 2.02. Terms of Sales .............................        4
          SECTION 2.03. General Settlement Procedures ..............        6
          SECTION 2.04. Payments and Computations, Etc .............        6


ARTICLE III REPRESENTATIONS AND WARRANTIES .........................        7
          SECTION 3.01. Representations and Warranties of the Seller        7


ARTICLE IV GENERAL COVENANTS OF THE SELLER .........................       11
          SECTION 4.01. Affirmative Covenants of the Seller ........       11
          SECTION 4.02. Reporting Requirements of the Seller .......       14
          SECTION 4.03. Negative Covenants of the Seller ...........       15


ARTICLE V ADMINISTRATION AND COLLECTION ............................       17
          SECTION 5.01. Designation of Collection Agent ............       17
          SECTION 5.02. Rights of the Buyer ........................       17
          SECTION 5.03  Responsibilities of the Seller .............       17
          SECTION 5.04. Further Action Evidencing Purchases ........       17


ARTICLE VI INDEMNIFICATION .........................................       18
          SECTION 6.01. Indemnities by the Seller ..................       18


ARTICLE VII MISCELLANEOUS ..........................................       20
          SECTION 7.01. Amendments, Integration, Etc ...............       20
          SECTION 7.02. Notices, Etc ...............................       20
          SECTION 7.03. No Waiver; Remedies ........................       20
          SECTION 7.04. Binding Effect; Assignability ..............       20
          SECTION 7.05. Governing Law ..............................       20
          SECTION 7.06. Confidentiality ............................       20
          SECTION 7.07. [INTENTIONALLY OMITTED] ....................       21
          SECTION 7.08. [INTENTIONALLY OMITTED] ....................       21
          SECTION 7.09. Execution in Counterparts; Severability ....       21


SCHEDULES

Schedule 1 - Discount Percentage

EXHIBITS

Exhibit A - Form of Term Note
Exhibit B - Form of Demand Note

                                                                       Exhibit J

                          MAXTOR UNDERTAKING AGREEMENT

                            Dated as of April 8, 1998

                                      among

                               MAXTOR CORPORATION,

                                   as Parent,

                                       and

                          CITICORP NORTH AMERICA, INC.

                                    as Agent.

                          MAXTOR UNDERTAKING AGREEMENT


               MAXTOR UNDERTAKING AGREEMENT (this "Agreement"), dated as of April 8, 1998, made by MAXTOR CORPORATION, a Delaware corporation (the "Parent"), in favor of CITICORP NORTH AMERICA, INC., a Delaware corporation ("CNAI"), as Agent (the "Agent") for the Beneficiaries (as defined in the Second Purchase Agreement referred to below).

               PRELIMINARY STATEMENTS.

               1. The Parent and its wholly owned subsidiary, Maxtor Receivables Corporation, a California corporation (the "Seller"), have entered into a Receivables Contribution and Sale Agreement (as amended, supplemented or otherwise modified from time to time, the "First Purchase Agreement").

               2. The Seller, the Parent, as Collection Agent, Corporate Receivables Corporation, as Purchaser, CNAI, as Agent, and Bankers Trust Company, as Trustee, have entered into a Receivables Purchase and Sale Agreement (as amended, supplemented or otherwise modified from time to time, the "Second Purchase Agreement", together with the First Purchase Agreement and the Bank Agreement referred to in the Second Purchase Agreement, the "Purchase Agreements"). Capitalized terms used herein and not herein defined, are used herein as defined in the Purchase Agreements.

               3. It is a condition precedent to the Purchase of any Purchased Interest by the Purchaser pursuant to the Second Purchase Agreement, and the "Purchase" of any "Purchased Interest" by any "Purchaser" pursuant to the Bank Agreement, that the Parent shall have executed and delivered this Agreement.

               NOW, THEREFORE, in consideration of the premises, and the substantial direct and indirect benefits to the Parent from the financing arrangements contemplated by the Purchase Documents and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Purchaser to make Purchases, and the "Purchaser" to make "Purchases" pursuant to the Bank Agreement, the Parent hereby agrees as follows:

               SECTION 1. Unconditional Guarantee. The Parent hereby unconditionally and irrevocably guarantees the punctual payment and performance when due by the Seller and each Selling Affiliate, if any (the Seller and each such Selling Affiliate are, collectively, the "Obligated Parties"), of all of such Obligated Party's respective covenants, agreements and undertakings now or hereafter existing under each Purchase Document to which such Obligated Party is a party (whether for Collections actually received or deemed to have been received, yield or indemnity payments, fees, expenses or otherwise, such covenants, agreements, and other obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including counsel fees and expenses) incurred by the Agent in enforcing any rights under this Agreement. Without limiting the generality of the foregoing, the Parent's liability shall extend to all amounts which constitute part of the Guaranteed Obligations and would be owed by an Obligated Party but for the fact that such Guaranteed Obligations are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving such Obligated Party. In the event that any Obligated Party shall fail in any manner whatsoever to perform or observe any of its Guaranteed Obligations when the same shall be required to be performed, then the Parent will itself duly and punctually perform or observe, or cause to be duly and punctually performed and observed, such Guaranteed Obligation, and it shall not be a condition to the accrual of the obligation of the Parent hereunder to perform or observe any Guaranteed Obligation (or to cause the same to be performed or observed) that the Agent shall have first made any request of or demand upon or given any notice to any Obligated Party or its respective successors or assigns, or have instituted any action or proceedings against any Obligated Party or its respective successors or assigns in respect thereof.

               SECTION 2. Guaranty Absolute. The Parent guarantees that the Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Purchase Documents or any document delivered in connection therewith, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of any Beneficiary with respect thereto. The obligations of the Parent under this Agreement are independent of the Guaranteed Obligations and a separate action or actions may be brought and prosecuted against the Parent to enforce this Agreement, irrespective of whether any action is brought against any Obligated Party or whether any Obligated Party is joined in any such action or actions. The liability of the Parent under this Agreement shall be irrevocable, absolute and unconditional irrespective of, and the Parent hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                      (a) any lack of validity or enforceability of any Purchase Document or any agreement or instrument relating thereto;

                      (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations under the Purchase Documents, or any other amendment or waiver of or any consent to departure from any Purchase Document;

                      (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                      (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations or any other obligations of any Obligated Party under the Purchase Documents;

                      (e) any change, restructuring or termination of the corporate structure or existence of any Obligated Party or any of its subsidiaries;

                      (f) any failure of any Beneficiary to disclose to the Parent any information relating to the financial condition, operations, properties or prospects of any Obligated Party now or in the future known to any Beneficiary (the Parent waiving any duty on the part of any Beneficiary to disclose such information); or


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
                      (g) any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Beneficiary that might otherwise constitute a defense available to, or a discharge of, the Parent or any other guarantor or surety.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time (x) any payment in connection with any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Beneficiary, or (y) any performance or satisfaction of any Guaranteed Obligation is rescinded or otherwise invalidated, upon the insolvency, bankruptcy or reorganization of any party to any Purchase Document, all as though payment had not been made or as though such Guaranteed Obligation had not been performed or satisfied.

               SECTION 3. Waivers and Acknowledgments. (a) The Parent hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Agreement and any requirement that any Beneficiary protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Obligated Party or any other Person or any collateral.

                      (b) The Parent hereby waives any right to revoke this Agreement, and acknowledges that this Agreement is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

               SECTION 4. Subrogation. The Parent will not exercise any rights that it may now or hereafter acquire against any Obligated Party that arise from the existence, payment, performance or enforcement of the Parent's obligations under this Agreement or any other Purchase Document, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of any Beneficiary against any Obligated Party or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from any Obligated Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all amounts in connection with the Guaranteed Obligations, all amounts payable under this Agreement shall have been paid in full and all other amounts payable by each Obligated Party to all Beneficiaries under the Purchase Documents shall have been paid in full. If any amount shall be paid to the Parent in violation of the preceding sentence at any time prior to the later of (i) the payment in full of the Guaranteed Obligations and all other amounts payable under this Agreement and all amounts payable to the Beneficiaries under the Purchase Documents and (ii) the termination of this Agreement, such amount shall be held in trust for the benefit of the Beneficiaries and shall forthwith be paid to the Agent to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with the terms of the Purchase Documents or to be held by the Agent as collateral security for any Guaranteed Obligations payable under this Agreement thereafter arising.


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
               SECTION 5. Representations and Warranties. The Parent hereby represents and warrants as follows:

                      (a) The Parent is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction indicated at the beginning of this Agreement.

                      (b) The execution, delivery and performance by the Parent of each Purchase Document to be delivered by it hereunder and thereunder and the transactions contemplated hereby and thereby, and the Parent's use of the proceeds of Purchases, are within the Parent's corporate powers, have been duly authorized by all necessary corporate action, do not contravene (i) the Parent's charter or by-laws or (ii) law or any Contract or other contractual restriction binding on or affecting the Parent, and do not result in or require the creation of any Adverse Claim (other than pursuant hereto) upon or with respect to any of its properties; and no transaction contemplated hereby requires compliance with any bulk sales act or similar law.

                      (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery and performance by the Parent of any Purchase Document to be delivered by it hereunder or thereunder, or for the perfection of or the exercise by the Agent or any Owner of its rights and remedies under each such Purchase Document, except for (i) the filings of the financing statements referred to in Article III of the Purchase Agreements, all of which, on or prior to the Closing Date, will have been duly made and be in full force and effect, and (ii) upon any Person's becoming a Selling Affiliate under the Purchase Agreements, the filings of the financing statements required pursuant to the definition of the term "Selling Affiliate" in the Purchase Agreements, all of which, on or prior to the date such Person shall become a Selling Affiliate, will have been duly made and be in full force and effect.

                      (d) Each Purchase Document is, or when delivered hereunder or thereunder will be, the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its respective terms. Each Assignment, when delivered under the Purchase Agreements, will evidence the transfer to the Purchaser of legal and equitable title to, and ownership of, an undivided percentage ownership interest in the Receivable Assets, and a valid and perfected first priority security interest therein.

                      (e) The consolidated balance sheets of the Parent and its subsidiaries as at September 27, 1997 and the related consolidated statements of income and cash flows of the Parent and its subsidiaries for the nine months then ended, copies of which have been furnished to the Agent, fairly present, subject to year-end audit adjustments, the consolidated financial condition of the Parent and its subsidiaries as at such date and the consolidated results of the operations of the Parent and its subsidiaries for the period ended on such date, all in accordance with generally accepted accounting principles consistently applied, and, since September 27, 1997, there has been no material adverse change in such condition or operations except as and to the extent projected or otherwise disclosed in the Parent's quarterly report on Form 10-Q for the fiscal quarter ending September 27, 1997 or in Schedule V hereto.


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
                      (f) There is no pending or threatened action or proceeding affecting the Parent or any of its subsidiaries before any court, governmental agency or arbitrator which may materially adversely affect (i) the collectibility of the Subject Receivables or the ability of the Parent, any Selling Affiliate or the Collection Agent to collect Subject Receivables or (ii) the ability of the Parent or any Selling Affiliate to perform its obligations under any Purchase Document to be delivered by it hereunder or thereunder, or which purports to affect the legality, validity or enforceability of any Purchase Document.

                      (g) No proceeds of any Purchase will be used to purchase or carry any margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

                      (h) Immediately prior to the time of the initial creation of an interest under the First Purchase Agreement in any Receivable Asset, the Parent is the legal and beneficial owner of the Receivable Assets (as defined in the First Purchase Agreement), free and clear of any Adverse Claim except as created by such agreement or to the extent created by the Agent or the Purchaser or any Owner. On the date of the initial creation of an interest in each Subject Receivable under the Second Purchase Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, such Subject Receivable (except as otherwise set forth on the Daily Report) constitutes an Eligible Receivable or an Included Foreign Receivable. Upon each sale, the Parent or the respective Selling Affiliate shall transfer to the Seller (and the Seller shall acquire) a valid and perfected ownership interest in each Receivable Asset, free and clear of any Adverse Claim except as created by the First Purchase Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement, or to the extent created by the Agent or the Purchaser or any Owner. No effective financing statement or other instrument similarly in effect covering any Receivable Asset or any Lock Box Account or other deposit account, to the extent any Collections are from time to time deposited therein, is on file in any recording office, except those filed in favor of the Agent relating to the Purchase Documents, or in favor of the Seller and the Agent under the First Purchase Agreement or any Selling Affiliate Receivables Contribution and Sale Agreement or those listing the Parent or the respective Selling Affiliate as secured party and the applicable Obligor as debtor.

                      (i) Each Purchaser Report and Daily Report (in each case if prepared by the Parent or any Selling Affiliate or any Affiliate of any thereof, or to the extent that information contained therein is supplied by the Parent or any Selling Affiliate or any Affiliate of any thereof), notice or other written item of information, exhibit, financial statement, document, book, record or report furnished or to be furnished at any time by the Parent or any Selling Affiliate to the Agent or any Owner in each case in connection with the Purchase Agreements is or will be accurate in all material respects as of its date or (except as otherwise disclosed in writing to the Agent or such Owner, as the case may be, at such time) as of the date so furnished, and as of such relevant date no such document contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading.


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
                      (j) The chief place of business and chief executive office of the Parent and the office where the Parent keeps its records concerning the Receivable Assets are located at the address specified in Section 7.02 of the First Purchase Agreement (or at such other locations, notified to the Agent in accordance with Section 4.01(f) of the First Purchase Agreement, in jurisdictions where all action required by Section 5.04 of the First Purchase Agreement has been taken and completed).

                      (k) The names and addresses of all the Lock Box Banks, together with the account numbers of the Lock Box Accounts at such Lock Box Banks, are specified in Schedule I to the Purchase Agreements (or at such other Lock Box Banks and/or with such other Lock Box Accounts as have been notified to the Agent and for which Lock Box Agreements have been executed in accordance with Section 6.06(b) of the Purchase Agreements).

                      (l) Neither the Parent nor any Affiliate (of the type set forth in clause (i)(x) of the definition of the term "Affiliate") of the Parent has any direct or indirect ownership or other financial interest in the Agent, the Purchaser or any Bank.

                      (m) Each purchase of Receivable Assets under the First Purchase Agreement and each Selling Affiliate Receivables Contribution and Sale Agreement and each purchase of a Purchased Interest under the Purchase Agreements will constitute (i) a "current transaction" within the meaning of
Section 3(a)(3) of the Securities Act of 1933, as amended, and (ii) a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act of 1940, as amended.

                      (n) None of the Receivable Assets is evidenced by any "instrument" or "chattel paper" within the meaning of the UCC in effect in the State of California other than any Receivable (i) which shall have become a Defaulted Receivable after the date on which such Receivable became a Receivable under the First Purchase Agreement or as transferred under the Repurchase Agreement and (ii) in connection with which Defaulted Receivable the Parent as Collection Agent shall have accepted an instrument, which instrument shall have been duly endorsed and delivered to the Agent by the Parent, to maximize the Collections thereof as contemplated by Section 6.02(c) of the Purchase Agreements.

                      (o) No ERISA Event has occurred or is reasonably expected to occur with respect to any Plan that has resulted or is reasonably likely to result in a material liability of the Parent.

                      (p) The aggregate Insufficiency under all Plans does not exceed $10,000,000.

                      (q) Neither the Parent nor any ERISA Affiliate of any thereof has incurred or is reasonably expected to incur any material Withdrawal Liability (that has not been satisfied) to any Multiemployer Plan.


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
                      (r) Neither the Parent nor any ERISA Affiliate of any thereof has been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, within the meaning of Title IV of ERISA.

                      (s) The Parent and its subsidiaries have no material liability with respect to "expected postretirement benefit obligations" within the meaning of Statement of Financial Accounting Standards No. 106.

                      (t) The Parent has not changed its name during the four month period prior to the date hereof, and has no tradenames, fictitious names, assumed names or "doing business as" names.

                      (u) With respect to all Receivable Assets (other than the Initial Capital Contribution (as defined in the First Purchase Agreement)), the Seller has purchased such Receivable Assets from the Parent in exchange for payment (made by the Seller to the Parent in accordance with the provisions of the First Purchase Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Receivable Assets and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties. No such sale has been made for or on account of an antecedent debt owed by the Parent or to the Seller, and no such sale or contribution is or may be voidable or subject to avoidance under any section of the Federal Bankruptcy Code.

                      (v) The Parent has not sold, assigned, transferred, pledged or hypothecated any interest in any Receivable Assets to any Person other than as contemplated by the First Purchase Agreement and any Selling Affiliate Contribution and Sale Agreement.

                      (w) The Parent has complied with the Credit and Collection Policy in all material respects and since the date of this Agreement there has been no change in the Credit and Collection Policy except as permitted under the Purchase Documents.

                      (x) The obligations of the Parent and under the First Purchase Agreement to make payments in respect of fees and indemnities payable to any Beneficiary rank at least equally with indebtedness of the Parent which is not contractually subordinated.

                      (y) The Parent has not granted any Person other than the Agent dominion and control of any Lock Box Account, or the right to take dominion and control over any Lock Box Account at a future time or upon the occurrence of a future event.

                      (z) The Parent has filed, or caused to be filed or be included in, all tax reports and returns (federal, state, local and foreign), if any, required to be filed by it and paid, or caused to be paid, all amounts of taxes, including interest and penalties required to be paid by it, except for such taxes (i) as are being contested in good faith by proper proceedings and
(ii) against which adequate reserves shall have been established in accordance with and to the


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
extent required by GAAP, but only so long as the proceedings referred. to in clause (i) above could not subject the Agent or any other Indemnified Party to any civil or criminal penalty or liability or involve any material risk of the loss, sale or forfeiture of any property, rights or interests covered hereunder or under any other Purchase Document.

                      (aa) There are no Adverse Claims (including, without limitation, liens or retained security titles of conditional vendors, but excluding any Adverse Claims created under the First Purchase Agreement) of any nature whatsoever on the Receivable Assets. The Parent is not a party to any contract, agreement, lease or instrument the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Adverse Claim on the Receivable Assets or otherwise result in a violation of this Agreement or any other Purchase Document, other than any Adverse Claims created pursuant to any Purchase Document.

                      (bb) (i) The Parent is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any organizational restriction that could reasonably be expected to have, and no provision of applicable law or governmental regulation could reasonably be expected to have, a material adverse effect on the condition (financial or otherwise), business, operations, properties or prospects of the Parent, or may reasonably be expected to have such an effect on the ability of the Parent to carry out its obligations hereunder or under any other Purchase Document, and
(ii) neither the Parent nor, to the best of the knowledge of the Parent, any other party is in default under or with respect to this Agreement or any other contract, agreement, lease or other instrument to which the Parent is a party and which is material to the Parent's condition (financial or otherwise), business, operations, properties or prospects, and neither the Parent nor any such other party has delivered or received any notice of default thereunder.

                      (cc) The Lock Box Banks are the only institutions holding Lock Box Accounts for the receipt of payments from all Obligors, and such Obligors have been instructed or, upon the creation of Receivables owed by them, will be instructed to make payments only to Lock Box Accounts, and such instructions have not been modified or revoked by the Parent and are in full force and effect.

                      (dd) There are no conditions precedent to the effectiveness of this Agreement that have not been satisfied or waived.

               SECTION 6. Covenants. (a) Affirmative Covenants of the Parent. Until the Collection Date, the Parent will, unless the Seller and the Agent shall otherwise consent in writing:

                           (i) Compliance with Laws, Etc. Comply in all material
respects with all applicable laws, rules, regulations and orders with respect to it, its business and properties and all Receivable Assets.


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
                           (ii) Preservation of Corporate Existence. Preserve
and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing as a foreign corporation in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect the interests of the Owners or the Agent under the Purchase Documents or in and to the Receivable Assets, or the ability of the Parent or the Collection Agent to perform its obligations under any Purchase Document or the ability of the Parent to perform its obligations under the Contracts.

                           (iii) Audits. (A) At any time and from time to time
during regular business hours and upon reasonable prior notice, permit the Agent, or its agents or representatives, at the Parent's expense, (1) to examine and make copies of and abstracts from all books, records and documents (including, without limitation, computer tapes and disks) in the possession or under the control of the Parent, its Affiliates or the agents of the Parent or its Affiliates relating to the Receivable Assets and the Lock Box Account activity and (2) to visit the offices and properties of the Parent for the purpose of examining such materials described in clause (1) above, and to discuss matters relating to the Receivable Assets and the Lock Box Account activity or the Parent's or the Selling Affiliates' performance under the Purchase Documents or under the Contracts with any of the officers or employees of the Parent having knowledge of such matters, and (B) within 90 days after the end of each fiscal year of the Parent, at the Parent's expense, cause Ernst & Young LLP or Coopers & Lybrand to perform, and deliver to the Agent a written report of, or permit other independent public accountants specified by (upon the occurrence and during the continuance of any Event of Insecurity) or otherwise acceptable to the Agent to perform and deliver to the Agent a written report of, an audit with respect to the Receivable Assets, the Credit and Collection Policies, the Lock Box Account activity and the performance by the Parent and the Selling Affiliates of their respective obligations, covenants and duties under the Purchase Documents, on a scope and in a form substantially in the scope and form set forth in Schedule IV to the Purchase Agreements.

                           (iv) Keeping of Records and Books of Account.
Maintain and implement administrative and operating procedures (including, without limitation, an ability to recreate records evidencing Receivables in the event of the destruction of the originals thereof), and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Receivables (including, without limitation, records adequate to permit the daily identification of each Receivable and all Collections of and adjustments to each Receivable).

                           (v) Performance and Compliance with Receivables and
Contracts. At its expense timely and fully perform and comply with all material provisions, covenants and other promises required to be observed by it under the Contracts related to the Receivables.

                           (vi) Location of Records. Keep its chief place of
business and chief executive office and the office where it keeps the originals of its records concerning the Receivable Assets at the address of the Parent referred to in Section 3.01(j) of the First Purchase

Agreement on the date hereof or, upon 30 days' prior written notice to the Agent, at any other locations in a jurisdiction within the United States where all action required by Section 5.04 of the First Purchase Agreement shall have been taken.

                           (vii) Credit and Collection Policies. Comply in all
material respects with the applicable Credit and Collection Policy in regard to each Receivable and the related Contract.

                           (viii) Collections. (A) Instruct, or cause to be
instructed, all Obligors to make all payments in respect of Subject Receivables directly to a Lock Box Account,

                                (B) if the Parent shall otherwise receive any
Collections, deposit such Collections to a Lock Box Account by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following such receipt or, if such Collections were paid by the applicable Obligor in respect of any merchandise which shall not have been shipped at the time of such payment and the shipping of which shall cause the Receivable resulting from the sale of such merchandise to arise, by the second Business Day (or, upon the occurrence and during the continuance of any Event of Insecurity, the first Business Day) following the shipping of such merchandise,

                                (C) if the Parent shall be deemed to receive any
Collections pursuant to Section 2.03 of the First Purchase Agreement, deposit the Owners' respective allocable shares of such Collections directly to the Agent's Account (1) if and so long as no Event of Insecurity shall have occurred and be continuing, on the day of such receipt or deemed receipt, and (2) if and so long as any Event of Insecurity shall have occurred and be continuing, promptly upon such receipt or deemed receipt and in any event no later than one Business Day following such receipt or deemed receipt, and

                                (D) upon the occurrence of any Event of
Insecurity, cause the Lock Box Banks to immediately sweep Collections from the Lock Box Accounts to the Concentration Account.

                           (ix) Maintenance of Separate Existence. Do all things
necessary to maintain its corporate existence separate and apart from the Seller, including, without limitation, (A) maintaining proper corporate records and books of account separate from those of the Seller; (B) maintaining its assets, funds and transactions separate from those of the Seller, reflecting such assets and transactions in financial statements separate and distinct from those of the Seller, and evidencing such assets, funds and transactions by appropriate entries in the books and records referred to in clause (A) above, and providing for its own operating expenses and liabilities from its own assets and funds other than certain expenses and liabilities relating to basic corporate overhead which may be allocated between itself and the Seller; (C) holding such appropriate meetings or obtaining such appropriate consents of its Board of Directors as are necessary to authorize all the Parent's corporate actions required by law to be authorized by the Board of Directors, keeping minutes of such meetings and of meetings of its stockholders and observing all other customary corporate formalities (and any successor Parent not a corporation shall observe similar procedures in accordance with its governing documents and applicable law); (D) at all times entering into its contracts and otherwise holding itself out to the public under the Parent's own name as a legal entity separate and distinct from the Seller; and (E) conducting all transactions and dealings between the Parent and the Seller on an arm's-length basis.

                           (x) Compliance with Opinion Assumptions and
Constituent Documents. Without limiting the generality of Section 6(a)(ix) above, maintain in place all policies and procedures, and take and continue to take all actions, described in the assumptions as to facts set forth in, and forming the basis of, the opinions set forth in the opinion delivered to the Agent in substantially the form of the opinion delivered pursuant to Section 3.01(l) of the Purchase Agreements, and comply with, and cause compliance with, the provisions of the constituent documents of the Seller delivered to the Agent pursuant to Section 3.01 of the Purchase Agreements as the same may, from time to time, be amended, modified or otherwise supplemented with the prior written consent of the Agent.

                           (xi) Purchase of Subject Receivables from the Parent.
With respect to all Receivable Assets outstanding from time to time (other than the Initial Capital Contribution), sell such Receivable Assets to the Seller in exchange for payment (made in accordance with the First Purchase Agreement) in an amount which constitutes fair consideration and approximates fair market value for such Receivable Asset and in a sale the terms and conditions of which (including, without limitation, the purchase price thereof) reasonably approximate an arm's-length transaction between unaffiliated parties.

                           (xii) Purchase Documents. At its expense, timely and
fully perform and. comply in all material respects with all provisions, covenants and other promises required to be observed by it under each Purchase Document to which it is party, maintain each such Purchase Document in full force and effect, enforce each such Purchase Document in accordance with its respective terms, take all such action to such end as may be from time to time reasonably requested by the Agent, and make to any party to each such Purchase Document such demands and requests for information and reports or for action as the Parent is entitled to make thereunder and as may be from time to time reasonably requested by the Agent.

                           (xiii) Subsidiaries. Cause each of its subsidiaries
to comply with all provisions of the Purchase Documents to which each such subsidiary is a party.

                      (b) Reporting Requirements of the Parent. Until the Collection Date, the Parent will, unless the Seller and the Agent shall otherwise consent in writing, furnish to the Agent and the Trustee:

                           (i) as soon as available and in any event within 45
days after the end of each of the first three quarters of each fiscal year of the Parent, a consolidated balance sheet of the Parent and its subsidiaries as of the end of such quarter and consolidated statements of income and of cash flows of the Parent and its subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, certified by the chief financial officer of the Parent;

                           (ii) as soon as available and in any event within 90
days after the end of each fiscal year of the Parent, a copy of the Parent's annual audit report containing a consolidated balance sheet of the Parent and its subsidiaries as of the end of such year and consolidated statements of income and of cash flows for such year, certified in a manner acceptable to the Agent by Coopers & Lybrand or other independent public accountants acceptable to the Agent;

                           (iii) as soon as possible and in any event within
five days after the Parent's chief executive officer, chief operating officer, chief financial officer, chief accounting officer, treasurer or assistant treasurer obtains knowledge of the occurrence of each Event of Termination and each Incipient Event of Termination continuing on the date of such statement, a statement of such officer of the Parent setting forth details of such Event of Termination or Incipient Event of Termination and the action which the Parent has taken and proposes to take with respect thereto;

                           (iv) promptly and in any event within five Business
Days after the Parent's receipt or delivery thereof, copies of all notices, requests, reports, certificates and other information and documents delivered or received by the Parent from time to time under or in connection with the First Purchase Agreement and this Agreement;

                           (v) not later than eight Business Days after the last
day of each Fiscal Month, at the request of the Agent, and in any event within five days after the occurrence of any Event of Termination or Incipient Event of Termination, a list of the outstanding Receivable Assets on such day; and

                           (vi) such other information, documents, records or
reports respecting the Receivable Assets or the condition or operations, financial or otherwise, of the Parent or any of its subsidiaries as the Agent may from time to time reasonably request.

                      (c) Negative Covenants of the Parent. Until the Collection Date, the Parent will not, without the written consent of the Seller and the
Agent:

                           (i) Sales, Liens, Etc. Except as otherwise provided
in the Purchase Documents, sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Adverse Claim (except to the extent created by the Agent or the Purchaser or any Owner) upon or with respect to, the Parent's undivided interest in any Receivable Asset or any Lock Box Account or other deposit account to which any Collections of any Receivable are sent or assign any right to receive income in respect thereof.

                           (ii) Extension or Amendment of Receivables. Except as
otherwise permitted in Section 6.02 of the Purchase Agreements if the Parent is the Collection Agent, (A) extend the terms of any Receivable, or (B) amend or otherwise modify the terms of any Receivable, or terminate or permit the termination of, or amend, modify or waive any term or condition of, any Contract related thereto, other than in connection with the Parent's standard sales programs, if in any such case such amendment modification or waiver would be reasonably likely to impair the collectibility of any Receivable or materially adversely affect the rights or interests of the Agent or the Purchaser or any Owner with respect thereto or hereunder; provided, however, that, except as so permitted in
Section 6.02 of the Purchase Agreements, in no event shall the Parent amend or otherwise modify the terms of any Subject Receivable unless the Agent shall have otherwise notified the Parent.

                           (iii) Change in Business or Credit and Collection
Policy. Make any change in the character of its business or in its Credit and Collection Policy, which change would, in either case, be reasonably likely to impair the collectibility of any Receivable.

                           (iv) Change in Payment Instructions to Obligors. Add
or terminate any bank as a Lock Box Bank or any account as a Lock Box Account from those listed in Schedule I to the Purchase Agreements, or make any change in its instructions to Obligors regarding payments to be made to any Lock Box Bank, unless the Agent shall have received notice of such addition, termination or change and executed copies of Lock Box Agreements with respect to each new Lock Box Bank and each new Lock Box Account, as applicable.

                           (v) Deposits to Lock Box Accounts. Deposit or
otherwise credit, or cause or permit to be so deposited or credited, to any Lock Box Account cash or cash proceeds other than Collections of Receivables.

                           (vi) Mergers, Etc. Merge with or into or consolidate
with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired) to, any Person, unless (A) immediately after giving effect to such merger or consolidation, no Event of Termination or Incipient Event of Termination shall occur and be continuing and
(B) the corporation into which the Parent shall be merged or consolidated or which is otherwise formed pursuant to such merger or consolidation shall assume the Parent's obligations and grants of interests under the Purchase Documents in a written agreement satisfactory in form and substance to the Agent and shall furnish to the Agent, together with (and with reference to such agreement) documents satisfactory in form and substance to the Agent and of the kinds referred to in Section 3.01 of the Purchase Agreements, in each case giving effect to such merger or consolidation, and the consent of the Company with respect to such merger or consolidation in form and substance satisfactory to the Agent.

                           (vii) Change in Corporate Name, Etc. Make any change
to its name, identity, structure or chief executive office, or use any tradenames, fictitious names, assumed names or "doing business as" names, unless, prior to the effective date of any such change or use, the Parent delivers to the Agent (A) UCC financing statements, executed by the Parent and, if applicable, the Seller, necessary to reflect such change or use and to continue the perfection of the ownership interests or security interests in the Receivable Assets, (B) new Lock Box Agreements executed by the Parent, necessary to reflect such change and to continue to enable the Agent to exercise its rights contained in Section 6.03(a) of the Purchase Agreements, and (C) in the case of any such change in its structure, a favorable opinion of Morrison & Foerster LLP or other counsel of the Parent reasonably satisfactory to the Agent, in substantially the form of Exhibit E-1 to the Purchase Agreements, giving effect to such change, in each case of clauses (A), (B) and (C) together with such other documents and instruments as the Agent may reasonably request in connection therewith.

                           (viii) Transactions with Affiliates. Enter into or
permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with the Seller, other than on terms that are fair and reasonable in the circumstances and that reasonably approximate an arm's-length transaction between unaffiliated parties.

                           (ix) Purchase Documents. (A) Cancel or terminate any
Purchase Document to which it is party or consent to or accept any cancellation or termination thereof, (B) amend or otherwise modify any term or condition of any Purchase Document to which it is party or give any consent, waiver or approval thereunder, (C) waive any default under or breach of any Purchase Document to which it is party or (D) take any other action under any Purchase Document to which it is party not required by the terms thereof that would impair the value of any Receivable Asset or the rights or interests of the Seller thereunder or of the Agent or any Owner or Indemnified Party thereunder.

                           (x) Insolvency Event. Commence or institute, or join
any other Person in commencing or instituting, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law, against the Seller or any successor to the Seller which becomes a party to any of the Purchase Documents.

                           (xi) Seller Organizational Documents. Amend, modify
or otherwise change the articles of incorporation or bylaws of the Seller in a manner that adversely affects the Seller's existence as a special purpose corporation.

                           (xii) Seller Merger, Etc. Not permit, suffer or cause
the Seller to enter into any transaction of merger or consolidation, liquidation or dissolution, or permit, suffer or cause the Seller to acquire by purchase or otherwise all or substantially all of the business or assets of, or the stock or other evidence of beneficial ownership of any Person.

               SECTION 7. Amendments, Etc. (a) This Agreement may be amended from time to time by the Parent and the Agent, without the consent of any Owner
(i) to cure any ambiguity, (ii) to correct or supplement any provision herein which may be inconsistent with any other provision herein or (iii) to add any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement.

                      (b) This Agreement may be amended from time to time by the Parent and the Agent, with the consent of a majority of the Owners, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Owners; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any payment to be made hereunder without the consent of each such Owner or (ii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each such Owner.

                      (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to clause (a)), the Agent shall furnish written notification of the substance of such amendment to each Owner.

                      (d) It shall not be necessary for the consent of the Owners to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Owners shall be subject to such reasonable requirements as the Agent may prescribe.

               SECTION 8. Addresses for Notices. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including communication by telefax) and mailed, telefaxed or delivered, as to each party hereto, at its address and telefax number set forth below or at such other address or telefax number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall, when mailed or telefaxed, be effective when delivered by mail or when telefaxed, respectively.

                  If to the Parent,

                  Maxtor Corporation
                  510 Cottonwood Drive
                  Milpitas, California 95035
                  Fax:     (408) 432-4480
                  Attn:    Raja Venkatesh, Treasurer

                  If to the Agent,

                  Citicorp North America, Inc.
                  450 Mamaroneck Avenue,
                  Harrison, New York 10528
                  Fax:     (914) 899-7015
                  Attn:    Corporate Asset Funding Department

               SECTION 9. No Waiver; Remedies. No failure on the part of any Beneficiary to exercise, and no delay in exercising, any right under any Purchase Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right under any Purchase Document preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               SECTION 10. Indemnification; Costs, Expenses and Taxes; No Proceedings. (a) Without limitation on any other obligations of the Parent or remedies of the Agent or the Beneficiaries under this Agreement, the Parent shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Agent and each Beneficiary from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursements of the Agent or such Beneficiary's legal counsel) suffered or incurred by the Agent or such Beneficiary as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Parent enforceable against the Parent in accordance with their terms.

                      (b) The Parent agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, periodic auditing, modification and amendment of the Purchase Documents and the other documents to be delivered thereunder and hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent, with respect thereto and with respect to advising the Agent as to its rights and remedies under the Purchase Documents and the other documents to be delivered hereunder and thereunder. The Parent further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of the Purchase Documents and the other documents to be delivered hereunder and thereunder, including, without limitation, reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 10(b).

                      (c) In addition, the Parent shall pay when due (i) any and all commissions of placement agents and dealers in respect of the Commercial Paper Notes of the Purchaser issued to fund the Purchase or maintenance of any Purchased Interest, (ii) any and all costs and expenses of any issuing agent or other Person responsible for the administration of the Purchaser's Commercial Paper Note program in connection with the preparation, completion, issuance, delivery or payment of Commercial Paper Notes issued to fund the Purchase or maintenance of any Purchased Interest, and (iii) any and all stamp and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing, recording or searching in respect of, or enforcement, of the Purchase Documents and the other documents to be delivered hereunder, and agrees to save each Indemnified Party harmless from and against any and all liabilities with respect. to or resulting from any delay in paying or omission to pay such taxes and fees (including, without limitation, sales taxes, shipping charges or other similar taxes and charges due on merchandise or services sold by the Parent or any Affiliate thereof to Obligors), provided that the Agent will, to the extent, if at all, received from each Owner, pay (or reimburse the Parent for) all property, excise or similar taxes and any other taxes imposed by reason of ownership of Receivables, but only to the extent of the percentage interest therein represented by the Purchased Interests.

                      (d) The Parent also shall pay on demand all other costs, expenses and taxes (excluding income taxes) incurred by each Owner or any general or limited partner or shareholder of each such Owner ("Other Costs"), including, without limitation, (i) any and all costs relating to all arrangements contemplated hereby with any of the Lock-Box Banks, (ii) the costs of auditing the Purchaser's books by certified public accountants and of rating each Owner's Commercial Paper Notes by independent financial rating agencies, the cost of issuing each Owner's Commercial Paper Notes, (iii) the taxes (excluding income taxes) resulting from each Owner's operations, (iv) the reasonable fees and disbursements of counsel for each Owner with respect to advising as to rights and remedies under Purchase Documents or the agreements and documents entered into in connection therewith, the enforcement of the Purchase Documents or the agreements and documents entered into in connection therewith, or advising as to matters relating to each Owner's operations or (v) advising the Purchaser or any general or limited partner or shareholder of the Purchaser as to the issuance of the Purchaser's Commercial Paper Notes and acting in connection with such issuance.

                      (e) The Parent hereby agrees that it will not institute against the Buyer any proceeding of the type referred to in Section 7.01(g) of the Purchase and Bank Agreements so long as any Commercial Paper Notes issued by the Purchaser shall be outstanding or there shall not have elapsed one year plus one day since the last day on which any such Commercial Paper Notes shall have been outstanding. The Parent hereby agrees not to cause the Buyer to file a voluntary petition under the Federal Bankruptcy Code or any other bankruptcy or insolvency laws unless, and only unless, such filing has been authorized in accordance with the Buyer's constituent documents, and by the Board of Directors of the Buyer which (as defined in such constituent documents) have taken into consideration the interests of the creditors of the Buyer, rather than solely the interests of the members of the Buyer.

               SECTION 11. Receivables Contribution and Sale Agreement. (a) The Parent acknowledges notice of and consents to (i) the execution, delivery and performance by the Seller at each of the Purchase Documents to which it is party including, without limitation, the assignment by the Seller of all of its right, title and interest in, to and under, each of the Purchase Documents to which it is party, and (ii) the irrevocable appointment of the Agent as the Sellers attorney-in-fact pursuant to the Purchase Documents.

                      (b) The Parent agrees that:

                           (i) the Agent shall be entitled to exercise any and
all rights and remedies of the Seller against the Parent under the Purchase Documents in accordance with the terms thereof.

                           (ii) the right to make any request, consent, waiver,
amendment, direction, determination or similar action which is vested in the Seller under any Purchase Document to which the Parent is party, has been assigned to the Agent by the Seller and no such request, consent, waiver, amendment, direction, determination or similar action shall be effect unless given or made by the Agent.


               SECTION 11A Continuing Agreement.. This Agreement is a continuing guaranty and shall (a) remain in full force and effect until (i) the later of the payment in fall in cash of the Guaranteed Obligations and all other amounts payable under this Agreement, (ii) the payment of all other amounts payable under this Agreement and the other Purchase Documents and (iii) the Collection Date, (b) be binding upon the Parent, its successors and assigns and (c) inure to the benefit of, and be enforceable by, the Agent and its respective successors and permitted transferees and assigns.

               SECTION 12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California.

               SECTION 13. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

               SECTION 14. Waiver of Jury Trial. The Parent hereby irrevocably waives any right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any other Purchase Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether verbal or written), actions of any of the parties hereto or any other relationship existing in connection with this Agreement or any other Purchase Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

               IN WITNESS WHEREOF, the Parent has caused this Agreement to be duly executed and delivered by its respective officers thereunto duly authorized as of the date first above written.

                                          MAXTOR CORPORATION

                                          By /s/ Paul J. Tufano
                                             -------------------------------
                                               Name:  Paul J. Tufano
                                               Title: Vice President and
                                                      Chief Financial Officer

AGREED AND ACCEPTED:
CITICORP NORTH AMERICA, INC.,
as Agent

By /s/ Authorized Signatory
   -------------------------------
    Name:
    Title:

                                TABLE OF CONTENTS


                                                                             Page
                                                                             ----
SECTION 1. Unconditional Guarantee ...................................        1

SECTION 2. Guaranty Absolute .........................................        2

SECTION 3. Waivers and Acknowledgments ...............................        3

SECTION 4. Subrogation ...............................................        3

SECTION 5. Representations and Warranties ............................        4

SECTION 6. Covenants .................................................        8

SECTION 7. Amendments, Etc ...........................................       14

SECTION 8. Addresses for Notices .....................................       15

SECTION 9. No Waiver; Remedies .......................................       15

SECTION 10. Indemnification; Costs, Expenses and Taxes; No Proceedings       15

SECTION 11. Receivables Contribution and Sale Agreement ..............       17

SECTION 11A. Continuing Agreement ....................................       18

SECTION 12. Governing Law ............................................       18

SECTION 13. Execution in Counterparts ................................       18

SECTION 14. Waiver of Jury Trial .....................................       18

                                    Exhibit K


                            Dated as of April 8, 1998



Corporate Receivables Corporation
450 Mamaroneck Avenue
Harrison, New York 10528
U. S. A.

Citicorp North America, Inc.,
  individually and as Agent
450 Mamaroneck Avenue
Harrison, New York 10528
U.S.A.

                               Maxtor Corporation


Ladies and Gentlemen:

        We, Hyundai Electronics Industries Co., Ltd., a company duly incorporated and validly existing under the laws of the Republic of Korea, refer to each of (i) the Receivables Purchase and Sale Agreement dated as of April 8, 1998 (such Agreement as it may be amended, supplemented or otherwise modified from time to time being the "Purchaser Agreement") among Maxtor Corporation ("Maxtor"), Maxtor Receivables Corporation (the "Seller"), Corporate Receivables Corporation (together with its respective successors and assigns from time to time, the "Purchaser") and Citicorp North America, Inc. ("CNAI"), as agent for the Purchaser and the other Owners thereunder (the "Agent") and (ii) the Receivables Purchase and Sale Agreement dated as of April 8, 1998 (such Agreement as it may be amended, supplemented or otherwise modified from time to time being the "Bank Agreement", and together with the Purchaser Agreement, collectively the "Facilities", the terms defined therein being used herein as therein defined) among Maxtor. the Seller, and the other financial institutions party thereto from time to time as "Banks", and CNAI, individually and as agent (CNAI in its capacity as agent thereunder and under the Purchasers Agreement being the "Agent"). It is a condition precedent to the initial Purchase under either of the Facilities that we shall have executed and delivered this letter.

        We hereby irrevocably and unconditionally agree as follows:

        1. We represent and warrant that we currently own, directly or indirectly and beneficially at least 51 % of the issued share capital of Maxtor.

        2. We will at all times take all measures necessary or desirable to keep the billing, credit and collection standards, policies and procedures of the Collection Agent, so long as it is Maxtor or any of our other affiliates. unchanged from those set forth in the Facilities and in the Credit and Collection Policies referred to in the Facilities, and we will cause (a) the Collection Agent, so long as it is Maxtor or any of our other affiliates, at all times to duly perform and comply with all of its obligations as Collection Agent under or in connection with the Facilities, and (b) Maxtor at all times to duly perform and comply with all of its obligations as Seller under or in connection with the Facilities. If the Collection Agent (so long as it is Maxtor or any of our other affiliates) or the Seller fails to perform any of its obligations as specified in either of the Facilities (excluding (i) the obligation of the Collection Agent or the Seller to pay to the Agent or any Owner, by deposit to the Agent's Account or otherwise, Collections received from Obligors from time to time by the Collection Agent or the Seller, (ii) any obligation of the Seller under clause (ii) of Section 10.01 of such Facility to indemnify the Indemnified Parties in connection with any representation or warranty by the Seller under
Section 4.01(e) of such Facility which shall have been incorrect in any material respect when made, and (iii) any interest accruing under Section 2.05 of such Facility in connection with such Collections or such indemnification to the extent not paid by the Collection Agent or the Seller, as applicable, when due under such Facility), we will, upon notice to us by the Agent or demand for performance under this letter, duly promptly perform such obligation as though we were the Collection Agent or the Seller, as applicable, under such Facility.

        3. We will promptly upon demand pay to the Agent the amount of any and all reasonable expenses, including legal fees and expenses, and taxes thereon, which the Agent may incur in connection with the exercise or enforcement of any of its rights hereunder.

        4. No amendment or waiver of any provision of this letter, and no consent to any departure by us herefrom, shall be effective unless in writing and signed by the Agent, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

        5. This letter shall be governed by, and construed in accordance with, the laws of the State of California, U.S.A. We irrevocably submit to the jurisdiction of any New York State or Federal court sitting in New York City, and any California State or Federal court sitting in the City of San Jose, respectively, and any appellate court from any thereof in any action or proceeding arising out of or relating to this letter. We hereby irrevocably waive the defense of an inconvenient forum to the maintenance of such action or proceeding. Service of copies of the summons and complaint and any other process which may be served in any such action or proceeding may be made by mailing (by international courier service) or delivering a copy of such process to us at our address (and to the attention of the officer) set forth below or by any other method permitted by law.

        6. Any amount to be paid by us hereunder will be paid in United States dollars in the United States in same day funds, and in the event any judgment by any court results in any such amount being paid by us in any currency other than United States dollars, we will be liable to you for the amount of any related conversion deficiency.

        7. We hereby agree that, to the extent that we or any of our agents have acquired or hereafter may acquire any right of immunity, whether characterized as sovereign immunity or otherwise, from any legal proceedings, regardless of the jurisdiction, to enforce this letter or any of our obligations to you hereunder, including without limitation immunity from service of process, immunity from jurisdiction or judgment and immunity from execution of a judgment, we hereby expressly and irrevocably waive any such immunity.

Yours faithfully,

HYUNDAI ELECTRONICS INDUSTRIES CO., LTD.


By: /s/
    -------------------------------
       Title:  Director
       Address:

              6th Floor Hyundai Building
              140-2, Kyo-dong, Chongro-ku
              Seoul, Korea

Attention:  Representative Director

         LOCK BOX AGREEMENT


         March 26, 1998


CoreStates Bank, N.A.
1345 Chestnut Street
Philadelphia PA 19101-76 1 8



Attention:     Jeffrey Levy

Ladies and Gentlemen:

Reference is made to Maxtor Corporation account no. 0109-7086 into which certain monies, instruments and other properties are deposited from time to time (the "Lock Box Account") maintained with CoreStates ("you" or the "Bank") by Maxtor Corporation (the "Customer"). The Customer and certain of its affiliates have entered into a transaction pursuant to which the Lock Box Account and the other Account Collateral (as defined below) are to be transferred to Citicorp North America, Inc., as Agent (the "Agent") for the Beneficiaries referred to in the Receivables Purchase and Sale Agreement (the "Receivables Purchase and Sale Agreement"), dated as of April 8, 1998, among Maxtor Receivables Corporation, as Seller, Maxtor Corporation, as Collection Agent, Corporate Receivables Corporation, as Purchaser (the "Purchaser"), Citicorp North America, Inc., as Agent for the Purchaser and the Owners referred to therein, and Bankers Trust Company, as Trustee (the "Receivables Transaction"). It is a condition precedent to the Receivables Transaction that you execute and deliver this Lock Box Agreement. Terms defined in the Receivables Purchase and Sale Agreement, unless otherwise defined herein, are used herein as therein defined.

Pursuant to the Purchase Documents, the Customer and certain of its affiliates have granted to the Agent, for the benefit of the Beneficiaries, a security interest in certain property of the Customer, including, among other things, the following (the "Account Collateral"): the Lock Box Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Lock Box Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for nay or al of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash on deposit in the Lock Box Account. It is a condition to the continued maintenance of the Lock Box Account with you that you agree to this Lock Box Agreement.

You hereby agree that the Agent, for the benefit of the Beneficiaries, possesses all right, title and interest in and to the Lock Box Account and all Account Collateral now or hereinafter on deposit in the Lock Box Account and further agrees that all funds in the Lock Box Account shall be transferred to the Agent on behalf of the Beneficiaries in accordance with the instructions set forth herein. You also agree that the Agent shall have full irrevocable right, power and authority to demand, collect, withdraw, receive or sue for all amounts now or hereafter on deposit in the Lock Box Account and at its discretion to take any other action which it deems necessary or appropriate to protect its interest, on behalf of the Beneficiaries, in the Lock Box Account. Except as provided in paragraph (i) below, the Lock Box Account shall not be subject to deductions, set-off, banker's liens or any other right in favor of any person or entity other than the Agent or the Beneficiaries.

By signing this Lock Box Agreement you acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Lock Box Account. Further, you hereby agree with the Agent as follows:

(a) Notwithstanding anything to the contrary in the Lock Box Account and all or any other agreement relating to the Lock Box Account, the Lock Box Account is and will be, subject to the terms and conditions of the Purchase Documents, maintained solely for the benefit of the Agent, will be entitled "Citicorp North America, Inc., as Agent, Re: Maxtor Corporation" and will be subject to written instructions only from an authorized officer of the Agent. The Lock Box Account and all of the Account Collateral shall be in the sole dominion and control of the Agent, and the Customer shall have no control thereover.

(b) You will collect mail from the Lock Box Account on each Business Day at times which coincide with the delivery of mail thereto.

(c) You will follow your usual operating procedures for the handling of any remittance received in the Lock Box Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), updated or postdated items, missing signatures, incorrect payees, etc.

(d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Lock Box Account. You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Customer (with a copy of the notification of return to the Agent). The Customer shall indemnify you for the uncollected amounts of any such items.

(e) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Customer (with a copy of the notification of return to the Agent). The Customer shall indemnify you of the uncollected amounts of any such items.

(f) You will maintain a record of all checks and other remittance items received in the Lock Box Account and, in addition to providing the Customer with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Agent a monthly statement of the Lock Box Account to: Citicorp North America, Inc., as Agent, 399 Park Avenue, New York, New York 10043. Attention: Bob DiLeo, with a copy to the Customer.

(g) You will transfer, in available funds, on each Business Day, all funds on deposit in the Lock Box Account to the following account (the "Concentration Account"):

ABA Number:  021001033
Bankers Trust Company
Four Albany Street
New York, New York 10006
Account Name:  BTCO f/a/o Maxtor
   Concentration Account
Account Number:  01-419-647
Reference:  Maxtor Concentration Account
Attention:  Structured Finance Team/Lou Bodi

or to such other account as the Agent may from time to time designated in writing.

(h) Subject to paragraph (i) below, all transfers referred to in paragraph (g) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaims, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent for any reason any such payment once made.

(i) All customary service charges and fees with respect to the Lock Box Account shall be debited to the Lock Box Account, together with any items deposited to the Lock Box Account which are returned unpaid. In the event insufficient funds remain in such Lock Box Account to cover such customary service charges and fees, the Customer shall pay and indemnify you for the amounts of such customary service charges and fees.

(j) The Agent shall be entitled to exercise any and all rights of the Customer in respect of the Lock Box Account in accordance with the terms of the Purchase Documents, and the undersigned shall comply in all respects with such exercise.

This Lock Box Agreement shall be binding upon and shall inure to the benefit of you, the Customer, the Agent, the Beneficiaries and their respective successors, transferees and assigns. You may terminate the Lock Box Agreement only upon thirty days prior written notice to the Customer and the Agent. The Agent may terminate this Lock Box Agreement upon ten days prior written notice to you and the Customer. Upon such termination you shall close the Lock Box Account and transfer all funds in the Lock Box Account to the Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Concentration Account or to the Agent all funds and other property received in respect of the Lock Box Account.

This Lock Box Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lock Box Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Lock Box Agreement.

This Lock Box Agreement supersedes all prior agreements, oral or written, with respect to the subject matte hereof and may not be amended, modified or supplemented except by a written signed and agreed upon by the Agent, the Customer and you.

Upon acceptance of this Lock Box Agreement it will be the valid and binding obligation of the Customer, the Agent and you, in accordance with its terms.

This Lock Box Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

Very truly yours,

MAXTOR CORPORATION



By: /s/: Glenn T. Haubl
   -------------------------------
Name:  Glenn T. Haubl
Title: Assistant Treasurer

CITICORP NORTH AMERICA, INC., as Agent



By: /s/
   -------------------------------
Name:
Title:

Acknowledged and agreed to as of
the date first above written:


CORESTATE BANK, N.A.



By: /s/ Jeffrey Levy
   -------------------------------
Name:  Jeffrey Levy
Title: Vice President

                                                                       EXHIBIT C


                           FORM OF LOCK BOX AGREEMENT


                                                                          [Date]


[Bank]
[Address]

Attention:


Ladies and Gentlemen:

        Reference is made to [lock box][deposit] account no. _______________ into which certain monies, instruments and other properties are deposited from time to time (the "Lock Box Account") maintained with [Bank] ("you" or the "Bank") by Maxtor Corporation and [Maxtor Receivables Corporation] (together being the "Customer"). The Customer and certain of its affiliates have entered into a transaction pursuant to which the Lock Box Account and the other Account Collateral (as defined below) are to be transferred to Citicorp North America, Inc., as Agent (the "Agent") for the Beneficiaries referred to in the Receivables Purchase and Sale Agreement (the "Receivables Purchase and Sale Agreement"), dated as of March _, 1998, among [Maxtor Receivables Corporation, as Seller, Maxtor Corporation, as Collection Agent, Corporate Receivables Corporation, as Purchaser (the "Purchaser"), Citicorp North America, Inc., as Agent for the Purchaser and the Owners referred to therein, and Bankers Trust Company, as Trustee (the "Receivables Transaction"). It is a condition precedent to the Receivables Transaction that you execute and deliver this Lock Box Agreement. Terms defined in the Receivables Purchase and Sale Agreement, unless otherwise defined herein, are used herein as therein defined.

        Pursuant to the Purchase Documents, the Customer and certain of its affiliates have granted to the Agent, for the benefit of the Beneficiaries, a security interest in certain property of the Customer, including, among other things, the following (the "Account Collateral"): the Lock Box Account, all funds held therein and all certificates and instruments, if any, from time to time representing or evidencing such Lock Box Account, all interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral and all proceeds of any and all of the foregoing Account Collateral and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Account Collateral and (ii) cash. It is a condition to the continued maintenance of the Lock Box Account with you that you agree to this Lock Box Agreement.

        You hereby agree that the Agent, for the benefit of the Beneficiaries, possesses all right, title and interest in and to the Lock Box Account and all Account Collateral now or hereinafter on deposit in the Lock Box Account and further agree that all funds in the Lock Box Account shall be transferred to the Agent on behalf of the Beneficiaries in accordance with the instructions set forth herein. You also agree that the Agent shall have full and irrevocable right, power and authority to demand, collect, withdraw, receive or sue for all amounts now or hereafter on deposit in the Lock Box Account and at its discretion to take any other action which it deems necessary or appropriate to protect its interest, on behalf of the Beneficiaries, in the Lock Box Account. Except as provided in paragraph (i) below, the Lock Box Account shall not be subject to deductions, set-off, banker's liens or any other right in favor of any person or entity other than the Agent or the Beneficiaries.

        By signing this Lock Box Agreement you acknowledge that, as of the date hereof, you have received no notice of any other pledge or assignment of the Lock Box Account. Further, you hereby agree with the Agent as follows:

(a) Notwithstanding anything to the contrary in the Lock Box Account and all or any other agreement relating to the Lock Box Account, the Lock Box Account is and will be, subject to the terms and conditions of the Purchase Documents, maintained solely for the benefit of the Agent, will be entitled "Citicorp North America, Inc., as Agent, Re: Maxtor Corporation" and will be subject to written instructions only from an authorized officer of the Agent. The Lock Box Account and all of the Account Collateral shall be in the sole dominion and control of the Agent, and the Customer shall have no control thereover.

(b) You will collect mail from the Lock Box Account on each Business Day at times which coincide with the delivery of mail thereto.

(c) You will follow your usual operating procedures for the handling of any remittance received in the Lock Box Account that contains restrictive endorsements, irregularities (such as a variance between the written and numerical amounts), undated or postdated items, missing signatures, incorrect payees, etc.

(d) You will endorse and process all eligible checks and other remittance items not covered by paragraph (c) and deposit such checks and remittance items in the Lock Box Account.

(e) You will mail all checks returned unpaid because of uncollected or insufficient funds under appropriate advice to the Customer (with a copy of the notification of return to the Agent). The Customer shall indemnify you for the uncollected amounts of any such items.

(f) You will maintain a record of all checks and other remittance items received in the Lock Box Account and, in addition to providing the Customer with photostats, vouchers, enclosures, etc. of such checks and remittance items on a daily basis, furnish to the Agent a monthly statement of the Lock Box Account to: Citicorp North America, Inc., as Agent, 399 Park Avenue, New York, New York 10043, Attention: _______________, with a copy to the Customer.

(g) You will transfer, in available funds, on each Business Day, all funds on deposit in the Lock Box Account to the following account (the "Concentration Account"):

                  ABA Number:  ______________
                  Bankers Trust Company
                          Four Albany Street
                          New York, New York 10006
                  Account Name: BTCO f/a/o Maxtor
                                      Concentration Account
                  Account Number:  _______________
                  Reference:  Maxtor Concentration Account
                  Attention:  Structured Finance Team

or to such other account as the Agent may from time to time designate in writing.

(h) Subject to paragraph (i) below, all transfers referred to in paragraph (g) above shall be made by the undersigned irrespective of, and without deduction for, any counterclaim, defense, recoupment or set-off and shall be final, and the undersigned will not seek to recover from the Agent for any reason any such payment once made.

(i) All customary service charges and fees with respect to the Lock Box Account shall be debited to the Lock Box Account, together with any items deposited to the Lock Box Account which are returned unpaid. In the event insufficient funds remain in such Lock Box Account to cover such customary service charges and fees, the Customer shall pay and indemnify you for the amounts of such customary service charges and fees.

(j) The Agent shall be entitled to exercise any and all rights of the Customer in respect of the Lock Box Account in accordance with the terms of the Purchase Documents, and the undersigned shall comply in all respects with such exercise.

        This Lock Box Agreement shall be binding upon and shall inure to the benefit of you, the Customer, the Agent, the Beneficiaries and their respective successors, transferees and assigns. You may terminate the Lock Box Agreement only upon sixty days' prior written notice to the Customer and the Agent. The Agent may terminate this Lock Box Agreement upon ten days' prior written notice to you and the Customer. Upon such termination you shall close the Lock Box Account and transfer all funds in the Lock Box Account to the Concentration Account. After any such termination, you shall nonetheless remain obligated promptly to transfer to the Concentration Account or to the Agent all funds and other property received in respect of the Lock Box Account.

        This Lock Box Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Lock Box Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Lock Box Agreement.

        This Lock Box Agreement supersedes all prior agreements, oral or written, with respect to the subject matter hereof and may not be amended, modified or supplemented except by a writing signed and agreed upon by the Agent, the Customer and you.

        Upon acceptance of this Lock Box Agreement it will be the valid and binding obligation of the Customer, the Agent and you, in accordance with its terms.

        This Lock Box Agreement shall be governed by, and construed in accordance with, the law of the State of New York.


                                        Very truly yours,

                                        MAXTOR CORPORATION


                                        By: /s/ Authorized Signatory
                                           -------------------------------
                                           Name:
                                           Title:

                                        [MAXTOR RECEIVALBES CORPORATION]


                                        By: /s/ Authorized Signatory
                                           -------------------------------
                                           Name:
                                           Title:

                                        CITICORP NORTH AMERICA, INC., as Agent


                                        By: /s/ Jeffrey Levy
                                           -------------------------------
                                           Name: Jeffrey Levy
                                           Title: Vice President

Acknowledged and agreed to as of the date first above written:

[BANK]


By: /s/ Authorized Signatory
   -------------------------------
     Name:
     Title: